STATEMENT OF
ADDITIONAL INFORMATION
February 1, 2013
as revised October 17, 2013

Eaton Vance AMT-Free Municipal Income Fund

Class A Shares - ETMBX Class B Shares - EBMBX Class C Shares - ECMBX Class I Shares - EVMBX

Eaton Vance California Municipal Income Fund

Class A Shares - EACAX Class C Shares - ECCAX Class I Shares - EICAX

Eaton Vance Massachusetts Municipal Income Fund

Class A Shares - ETMAX Class C Shares - ECMMX Class I Shares - EIMAX

Eaton Vance National Municipal Income Fund

Class A Shares - EANAX Class B Shares - EVHMX Class C Shares - ECHMX Class I Shares - EIHMX

Eaton Vance New York Municipal Income Fund

Class A Shares - ETNYX Class B Shares - EVNYX Class C Shares - ECNYX Class I Shares - EINYX

Eaton Vance Ohio Municipal Income Fund

Class A Shares - ETOHX Class C Shares - ECOHX Class I Shares - EIOHX

Two International Place
Boston, Massachusetts 02110
1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the Funds. Each Fund is a non-diversified (except for Eaton Vance AMT-Free Municipal Income Fund and Eaton Vance National Municipal Income Fund which are diversified), open-end management investment company. Each Fund is a series of Eaton Vance Municipals Trust except for AMT-Free Municipal Income Fund which is a series of Eaton Vance Mutual Funds Trust (collectively the “Trust”).  Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus.

This SAI contains additional information about:

	Page		Page
Strategies and Risks	2	Sales Charges	20
Investment Restrictions	4	Performance	22
Management and Organization	6	Taxes	24
Investment Advisory and Administrative Services	14	Portfolio Securities Transactions	32
Other Service Providers	17	Financial Statements	33
Calculation of Net Asset Value	18	Additional Information About Investment Strategies	34
Purchasing and Redeeming Shares	19
Appendix A: Class A Fees, Performance and Ownership	62	Appendix E: State Specific Information	74
Appendix B: Class B Fees, Performance and Ownership	66	Appendix F: Ratings	109
Appendix C: Class C Fees, Performance and Ownership	68	Appendix G: Eaton Vance Funds Proxy Voting Policy and Procedures	118
Appendix D: Class I Performance and Ownership	71	Appendix H: Adviser Proxy Voting Policies and Procedures	120

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund Prospectus dated February 1, 2013, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the Prospectus, which may be obtained by calling 1-800-262-1122.

© 2013 Eaton Vance Management

Definitions

The following terms that may be used in this SAI have the meaning set forth below:

“1940 Act” means the Investment Company Act of 1940, as amended;

“1933 Act” means the Securities Act of 1933, as amended;

“Board” means Board of Trustees or Board of Directors, as applicable;

“CEA” means Commodity Exchange Act;

“CFTC” means the Commodities Futures Trading Commission;

“Code” means the Internal Revenue Code of 1986, as amended;

“Exchange” means the New York Stock Exchange;

“FINRA” means the Financial Industry Regulatory Authority;

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise;

“investment adviser” means the investment adviser identified in the prospectus and, with respect to the implementation of the Fund’s investment strategies (including as described under “Taxes”) and portfolio securities transactions, any sub-adviser identified in the prospectus;

“IRS” means the Internal Revenue Service;

“Portfolio” means a registered investment company (other than the Fund) sponsored by the Eaton Vance organization in which one or more Funds and other investors may invest substantially all or any portion of their assets;

“Subsidiary” means a wholly-owned subsidiary of the Fund or the Portfolio as described in the prospectus, if applicable;

“SEC” means the U.S. Securities and Exchange Commission; and

“Trust” means Eaton Vance Municipals Trust (“Municipals Trust”) and Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”), of which the Fund is a series.

STRATEGIES AND RISKS

The Fund prospectus identifies the types of investments in which the Fund will principally invest in seeking its investment objective(s) and the principal risks associated therewith. The categories checked in the table below are all of the investments the Fund is permitted to make, including its principal investments and the investment practices the Fund (either directly or through one or more Portfolios as may be described in the prospectus) is permitted to engage in. To the extent that an investment type or practice listed below is not identified in the Fund prospectus as a principal investment, the Fund generally expects to invest less than 5% of its total assets in such investment type.  If a particular investment type that is checked and listed below but not referred to in the prospectus becomes a more significant part of the Fund’s strategy, the prospectus may be amended to disclose that investment. If applicable, “Fund” as used herein and under “Additional Information About Investment Strategies” refers to each Fund listed in the table below.  Information about the various investment types and practices and the associated risks checked below is included in alphabetical order in this SAI under “Additional Information about Investment Strategies.”

Investment Type	Permitted for or Relevant to the Funds
Asset-Backed Securities (“ABS”)
Auction Rate Securities	√
Build America Bonds	√
Call and Put Features on Obligations	√
Cash Equivalents	√
Collateralized Mortgage Obligations (“CMOs”)

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Investment Type	Permitted for or Relevant to the Funds
Commercial Mortgage-Backed Securities (“CMBS”)
Commodity-Related Investments
Common Stocks
Convertible Securities
Credit Linked Securities	√
Derivative Instruments and Related Risks	√
Direct Investments
Emerging Market Investments
Equity Investments
Equity Linked Securities
Exchange-Traded Funds (“ETFs”)
Exchange-Traded Notes (“ETNs”)
Fixed-Income Securities	√
Foreign Currency Transactions
Foreign Investments
Forward Foreign Currency Exchange Contracts
Forward Rate Agreements	√
Futures Contracts	√
High Yield Securities	√
Hybrid Instruments
Illiquid Securities	√
Indexed Securities
Inflation-Indexed (or Inflation-Linked) Bonds	√
Junior Loans
Liquidity or Protective Put Agreements	√
Master Limited Partnerships (“MLPs”)
Mortgage-Backed Securities (“MBS”)
Mortgage Dollar Rolls
Municipal Lease Obligations (“MLOs”)	√
Municipal Obligations	√(1) (2)
Option Contracts	√
Pooled Investment Vehicles
Preferred Securities
Real Estate Investment Trusts (“REITs”).

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Investment Type	Permitted for or Relevant to the Funds
Repurchase Agreements
Residual Interest Bonds	√
Reverse Repurchase Agreements
Royalty Bonds
Securities with Equity and Debt Characteristics
Senior Loans
Short Sales
Stripped Mortgage-Backed Securities (“SMBS”)
Structured Notes
Swap Agreements	√
Swaptions
Trust Certificates
U.S. Government Securities	√
Unlisted Securities	√
Variable Rate Obligations	√
Warrants
When-Issued Securities, Delayed Delivery and Forward Commitments	√
Zero Coupon Bonds	√

Other Disclosures Regarding Investment Practices	Permitted for or Relevant to the Funds
Asset Coverage	√
Average Effective Maturity
Borrowing for Investment Purposes
Borrowing for Temporary Purposes	√
Diversified Status	√(3)
Dividend Capture Trading
Duration	√
Events Regarding FNMA and FHLMC
Fund Investing in a Portfolio
Investments in the Subsidiary
Loan Facility
Option Strategy
Participation in the ReFlow Liquidity Program	√
Portfolio Turnover	√
Securities Lending	√

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Other Disclosures Regarding Investment Practices	Permitted for or Relevant to the Funds
Short-Term Trading	√
Significant Exposure to Global Natural Resources
Significant Exposure to Health Sciences Companies
Significant Exposure to Smaller Companies
Significant Exposure to Utility and Financial Services Companies
Tax-Managed Investing

(1)

Funds that seek to avoid state income taxes invest a significant portion of their assets in obligations issued by issuers in a particular state. The Funds also may invest a total of up to 35% of its net assets in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam and invest to a more limited extent in obligations issued by the N. Mariana Territories and American Samoa. The risks associated with investing in municipal obligations of issuers of a particular state or U.S. territory are described under “Risks of Concentration” in an appendix to this SAI.

(2)

 As stated in the prospectus, the Fund has policies relating to the investment of securities in certain credit rating categories. The Fund may retain an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa and BBB will be no more than 35% of net assets and holdings rated below B will be no more than 10% of net assets. In the event the rating of an obligation held by the Fund is downgraded, causing the Fund to exceed the foregoing limitations, the investment adviser will (in an orderly fashion and within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with the Fund’s credit quality limitations.

(3)

Applies to AMT-Free Fund and National Fund only.  All other Funds are non-diversified

INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities, which as used in this SAI means the lesser of:  (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of a Fund.  Accordingly, each Fund may not:

The following applies to all Funds except AMT-Free Fund and National Fund:

(1)

Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)

Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(3)

Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the 1933 Act;

(4)

Purchase or sell real estate (including limited partnership interests in real estate but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest or deal in real estate or securities which are secured by real estate);

(5)

Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

(6)

Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

The following applies to the AMT-Free Fund only:

(1)

With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in the securities of any one issuer, or invest more than 10% of the total outstanding securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2)

Borrow money or issue senior securities except as permitted by the 1940 Act;

(3)

Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(4)

Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the 1933 Act;

(5)

Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(6)

Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

(7)

Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

The following applies to the National Fund only:

(1)

With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

(2)

Purchase any securities or evidences of interest there on “margin,” that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;

(3)

Engage in the underwriting of securities;

(4)

Make loans to other persons except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities, and (d) lending cash consistent with applicable law;

(5)

Borrow money or issue senior securities except as permitted by the 1940 Act;

(6)

Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities; or

(7)

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in another open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; moreover, subject to Trustee approval, the Fund may invest its investable assets in two or more open-end management investment companies which together have substantially the same investment objective, policies and restrictions as the Fund, to the extent permitted by Section 12(d)(1)(G) of the 1940 Act.

The Fund’s borrowing policy is consistent with Section 18(f) of the 1940 Act, which states that it shall be unlawful for any registered open-end company to issue any class of senior security or to sell any senior security of which it is the issuer, except that any such registered company shall be permitted to borrow from any bank; provided, that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of such registered company; and provided further, that in the event that such asset coverage shall at any time fall below 300% such registered company shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.

Notwithstanding its investment policies and restrictions, each Fund may, in compliance with the requirements of the 1940 Act, invest: (i) all of its investable assets in an open-end management investment company with substantially the same investment objective(s), policies and restrictions as the Fund; or (ii) in more than one open-end management investment company sponsored by Eaton Vance or its affiliates, provided any such company has investment objective(s), policies and restrictions that are consistent with those of the Fund.

In addition, to the extent a registered open-end investment company acquires securities of a portfolio in reliance on Section 12(d)(1)(G) under the 1940 Act, such portfolio shall not acquire any securities of a registered open-end investment company in reliance on Section 12(d)(1)(G) under the 1940 Act.

The following nonfundamental investment policies have been adopted by each Fund.  A nonfundamental investment policy may be changed by the Board with respect to a Fund without approval by the Fund’s shareholders.  Each Fund will not:

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

•

make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

•

invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days.  Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the 1933 Act and commercial paper issued pursuant to Section 4(2) of said Act that the members of the Board, or their delegate, determines to be liquid.  Any such determination by a delegate will be made pursuant to procedures adopted by the Board.  When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

No Fund will invest 25% or more of its total assets in any one industry.  For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries.  Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.  However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users.  The foregoing 25% limitation would apply to these issuers. As discussed in the Prospectus and this SAI, a Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, utilities and industrial development bonds.

For purposes of a Fund’s investment restrictions and diversification status, the determination of the “issuer” of any obligation, including residual interest bonds, will be made by the Fund’s investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations. A Fund's investments in residual interest bonds and similar securities described in the Prospectus and this SAI will not be considered borrowing for the purposes of a Fund's restrictions on borrowing described herein and in the Prospectus.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset.  Accordingly, unless otherwise noted, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset.  However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above.  If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

MANAGEMENT AND ORGANIZATION

Fund Management.  The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust.  The Trustees and officers of the Trust are listed below.  Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.  Trustees and officers of the Trust hold indefinite terms of office.  The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act.  The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110.  As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “Eaton Vance” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. (see “Principal Underwriter” under “Other Service Providers”).  EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR.   Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Trust.	190	Director of EVC and Hexavest Inc.
Noninterested Trustees
SCOTT E. ESTON 1956	Trustee	Since 2011	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).	190	None
BENJAMIN C. ESTY 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	190	None
ALLEN R. FREEDMAN 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).	190	Director of Stonemor Partners L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).
WILLIAM H. PARK 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

				190	None

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held During Last Five Years(2)
RONALD A. PEARLMAN 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	190	None
HELEN FRAME PETERS 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	190

Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

LYNN A. STOUT 1957	Trustee	Since 1998	Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	190	None
HARRIETT TEE TAGGART 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).	190

Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

RALPH F. VERNI 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	190	None

(1)

Includes both master and feeder funds in a master-feeder structure.

(2)

During their respective tenures, the Trustees (except for Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Principal Officers who are not Trustees
Name and Year of Birth	Trust Position(s)	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
THOMAS M. METZOLD 1958	President of Municipals Trust	Since 2010	Vice President of Eaton Vance and BMR. Officer of 29 registered investment companies managed by Eaton Vance or BMR.
PAYSON F. SWAFFIELD 1956	President of Mutual Funds Trust	Since 2013**	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 141 registered investment companies managed by Eaton Vance or BMR.
MAUREEN A. GEMMA 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of Eaton Vance and BMR. Officer of 190 registered investment companies managed by Eaton Vance or BMR.
JAMES F. KIRCHNER 1967	Treasurer	Since 2013*	Vice President of Eaton Vance and BMR. Officer of 190 registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 1953	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 190 registered investment companies managed by Eaton Vance or BMR.

*

Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and each Portfolio, if applicable, since 2007.

**

Prior to 2013, Mr. Swaffield served as Vice President of Mutual Funds Trust since 2011.

The Board has general oversight responsibility with respect to the business and affairs of the Trust and each Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively the “adviser”) to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such adviser and administrator and other service providers to the Trust and the Fund. The Board is currently composed of ten Trustees, including nine Trustees who are not “interested persons” of a Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

The Board has appointed a noninterested Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Fund and the Trust are subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board and its Committees. As part of its oversight of each Fund and Trust, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, administrator, principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser, administrator, principal underwriter and the other Fund service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals.

The Board, with the assistance of management and with input from the Board's various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund Chief Compliance Officer who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The administrator, the investment adviser and the sub-adviser (if applicable) are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee.  The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates.  In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board.  Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a Board member in the Eaton Vance Group of Funds (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below.  Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Eaton Vance Group of Funds, were a significant factor in the determination that the individual should serve as a member of the Board.  The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Scott E. Eston. Mr. Eston has served as a Board member in the Eaton Vance Group of Funds since 2011. He currently serves on the investment and advisory board of the BAC Seed Fund, a real estate investment firm. From 1997 through 2009, Mr. Eston served in several capacities at Grantham, Mayo, Van Otterloo and Co. (“GMO”), including as Chairman of the Executive Committee and Chief Operating and Chief Financial Officer, and also as the President and Principal Executive officer of GMO Trust, an affiliated open-end registered investment company. From 1978 through 1997, Mr. Eston was employed at Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers) (since 1987 as a Partner).

Benjamin C. Esty.  Mr. Esty has served as a Board member in the Eaton Vance Group of Funds since 2005 and is the Chairperson of the Portfolio Management Committee.  He is the Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head at the Harvard University Graduate School of Business Administration.

Thomas E. Faust Jr.  Mr. Faust has served as a Board member in the Eaton Vance Group of Funds since 2007.  He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD.  Mr. Faust has served as a Director of Hexavest Inc. since 2012.  Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance (1985-2007).  He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School.  Mr. Faust has been a Chartered Financial Analyst since 1988.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Allen R. Freedman.  Mr. Freedman has served as a Board member in the Eaton Vance Group of Funds since 2007.  Mr. Freedman also serves as a Director of Stonemor Partners L.P. where he also serves as the Chair of the Audit Committee and a member of the Trust and Compliance Committee.  Mr. Freedman was previously a Director of Assurant, Inc. from 1979-2011, a Director of Systems & Computer Technology Corp. from 1983-2004 and Chairman from 2002-2004, a Director of Loring Ward International from 2005-2007 and Chairman and a Director of Indus International, Inc. from 2005-2007.  Mr. Freedman was formerly the Chairman and Chief Executive Officer of Fortis, Inc. (predecessor to Assurant, Inc.), a specialty insurance company from which he retired in 2000.  Mr. Freedman also served as a Director of the Fortis Mutual Funds and First Fortis Life Insurance Company. Mr. Freedman is a founding director of the Association of Audit Committee Members, Inc.

William H. Park.  Mr. Park has served as a Board member in the Eaton Vance Group of Funds since 2003 and is the Chairperson of the Audit Committee.  Mr. Park was formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Ronald A. Pearlman.  Mr. Pearlman has served as a Board member in the Eaton Vance Group of Funds since 2003 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee.  He is a Professor of Law at Georgetown University Law Center.  Previously, Mr. Pearlman was Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury from 1983-1985 and served as Chief of Staff, Joint Committee on Taxation, U.S. Congress from 1988-1990.  Mr. Pearlman was engaged in the private practice of law from 1969-2000, with the exception of the periods of government service.  He represented large domestic and multinational businesses in connection with the tax aspects of complex transactions and high net worth individuals in connection with tax and business planning.

Helen Frame Peters.  Ms. Peters has served as a Board member in the Eaton Vance Group of Funds since 2008.  She is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Ms. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011.  In addition, Ms. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998.  Ms. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Lynn A. Stout.  Ms. Stout has served as a Board member in the Eaton Vance Group of Funds since 1998 and is the Chairperson of the Governance Committee. She has been a Distinguished Professor of Corporate and Business Law at the Cornell University Law School since 2012.  Previously, Ms. Stout was the Paul Hastings Professor of Corporate and Securities Law from 2006-2012 and Professor of Law from 2001-2006 at the University of California at Los Angeles School of Law.

Harriett Tee Taggart. Ms. Taggart has served as a Board member in the Eaton Vance Group of Funds since 2011. She currently manages a professional practice, Taggart Associates. Since 2007, Ms. Taggart has been a Director of Albemarle Corporation, a specialty chemical company where she serves as a member of the Audit Committee and member of the Nomination and Governance Committee. Since 2009 she has served as a Director of the Hanover Insurance Group, Inc. where she also serves as member of the Audit Committee.  Ms. Taggart is also a trustee or member of several major non-profit boards, advisory committees and endowment investment companies. From 1983 through 2006, Ms. Taggart served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President and chemical industry sector portfolio manager. Ms. Taggart also served as a Director of the Lubrizol Corporation, a specialty chemicals manufacturer from 2007-2011.

Ralph F. Verni.  Mr. Verni has served as a Board member in the Eaton Vance Group of Funds since 2005 and is the Independent Chairperson of the Board and the Chairperson of the Contract Review Committee.  Mr. Verni was formerly the Chief Investment Officer (from 1982-1992), Chief Financial Officer (from 1988-1990) and Director (from 1982-1992) of New England Life.  Mr. Verni was also the Chairperson of the New England Mutual Funds from 1982-1992; President and Chief Executive Officer of State Street Management & Research from 1992-2000; Chairperson of the State Street Research Mutual Funds from 1992-2000; Director of W.P. Carey, LLC from 1998-2004; and Director of First Pioneer Farm Credit Corp. from 2002-2006.  Mr. Verni has been a Chartered Financial Analyst since 1977.

The Board of the Trust has several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee.  Each of the Committees are comprised of only noninterested Trustees.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Mmes. Stout (Chair), Peters and Taggart, and Messrs. Eston, Esty, Freedman, Park, Pearlman and Verni are members of the Governance Committee.  The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.  During the fiscal year ended September 30, 2012, the Governance Committee convened six times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Park (Chair), Eston and Verni, and Mmes. Peters and Stout are members of the Audit Committee.  The Board has designated Mr. Park, a noninterested Trustee, as audit committee financial expert.  The Audit Committee’s purposes are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to each Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of a Fund.  During the fiscal year ended September 30, 2012, the Audit Committee convened twenty times.

Messrs. Verni (Chair), Esty, Freedman, Park and Pearlman, and Mmes. Peters and Taggart are currently members of the Contract Review Committee.  The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Funds, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Funds or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board.  During the fiscal year ended September 30, 2012, the Contract Review Committee convened eleven times.

Messrs. Esty (Chair) and Freedman, and Mmes. Peters and Taggart are currently members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Funds and their investment adviser and sub-adviser(s), if applicable, relative to the Funds’ stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board in its monitoring of the performance results of all funds and portfolios, giving special attention to the performance of certain funds and portfolios that it or the Board identifies from time to time. During the fiscal year ended September 30, 2012, the Portfolio Management Committee convened nine times.

Messrs. Pearlman (Chair) and Eston, and Ms. Stout are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board and the Funds’ CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.  During the fiscal year ended September 30, 2012, the Compliance Reports and Regulatory Matters Committee convened fifteen times.

Share Ownership.  The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2012.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Dollar Range of Equity Securities Owned by
Fund Name	Scott E. Eston(2)	Benjamin C. Esty(2)	Thomas E. Faust Jr.(1)	Allen R. Freedman(2)	William H. Park(2)	Ronald A. Pearlman(2)	Helen Frame Peters(2)	Lynn A. Stout(2)	Harriett Tee Taggart(2)	Ralph F. Verni(2)
AMT-Free Fund	None	None	None	None	$10,001 - $50,000	None	None	None	None	None
California Fund	None	None	None	None	None	None	None	None	None	None
Massachusetts Fund	None	$50,001 - $100,000	$10,001 - $50,000	None	None	None	None	None	None	$10,001 - $50,000(4)
National Fund	None	$50,001 - $100,000	$10,001 - $50,000	None	None	None	None	None	None	None
New York Fund	None	None	None	None	None	None	None	None	None	None
Ohio Fund	None	None	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities Owned in all Registered Funds Overseen by Trustee in the Eaton Vance Family of Funds	over $100,000(3)	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000(3)	over $100,000	over $100,000

(1)

Interested Trustee

(2)

Noninterested Trustees

(3)

Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

(4)

Represents shares held in Joint Tenancy with spouse.

As of December 31, 2012, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2011 and December 31, 2012, no noninterested Trustee (or their immediate family members) had:

(1)

 Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

(2)

 Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

(3)

 Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2011 and December 31, 2012, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Noninterested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”).  Under the Deferred Compensation Plan, an eligible Board member may elect to have his or her deferred fees invested in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Board members under the Deferred Compensation Plan will be determined based upon the performance of such investments.  Deferral of Board members’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained.  There is no retirement plan for Board members.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

The fees and expenses of the Trustees of the Trust are paid by the Funds (and other series of the Trust). (A Board member who is a member of the Eaton Vance organization receives no compensation from the Trust.) During the fiscal year ended September 30, 2012, the Trustees of the Trust earned the following compensation in their capacities as Board members from the Trust.  For the year ended December 31, 2012, the Board members earned the following compensation in their capacities as members of the Board of the funds in the Eaton Vance fund complex(1):

Source of Compensation	Scott E. Eston	Benjamin C. Esty	Allen R. Freedman	William H. Park	Ronald A. Pearlman	Helen Frame Peters	Lynn A. Stout	Harriett Tee Taggart	Ralph F. Verni
Municipals Trust(2)	$ 18,730	$ 20,291	$ 19,116	$ 20,291	$ 20,291	$ 18,730	$ 20,291	$ 18,730	$ 28,095
Mutual Funds Trust(2)	15,991	17,324	16,326	17,324	17,324	15,991	17,324	15,991	23,987
Trust and Fund Complex(1)	$ 240,000(3)	$ 260,000	$ 245,000	$ 260,000	$ 260,000	$ 240,000	$ 260,000(4)	$ 240,000	$ 360,000(5)

(1)

As of February 1, 2013, the Eaton Vance fund complex consists of 191 registered investment companies or series thereof.

(2)

Municipals Trust consisted of 22 Funds and Mutual Funds Trust consisted of 33 Funds as of September 30, 2012.

(3)

Includes $228,679 of deferred compensation.

(4)

Includes $45,000 of deferred compensation.

(5)

Includes $171,250 of deferred compensation.

Organization. Each Fund, except AMT-Free Fund, is a series of Eaton Vance Municipals Trust, which was organized under Massachusetts law on September 30, 1985 and AMT-Free Fund is a series of Eaton Vance Mutual Funds Trust, which was organized under Massachusetts law on May 7, 1984. Both Trusts are operated as open-end management investment companies. Each Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund).  The Trustees of the Trust have divided the shares of each Fund into multiple classes.  Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges.  The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges.  When issued and outstanding, shares are fully paid and nonassessable by the Trust.  Shareholders are entitled to one vote for each full share held.  Fractional shares may be voted proportionately.  Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class.  Shares have no preemptive or conversion rights and are freely transferable.  In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders.  In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.  The Trust’s By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose.  The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment.  The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations.  The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust.  However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

authorization; or (2) by the approval of a majority of the Trustees then in office, to be followed by a written notice to shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust.  Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed.  The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders.  The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class.  Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability.  The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liability exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

Proxy Voting Policy.  The Board adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Board has delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”).  An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The members of the Board will review each Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  For a copy of the Fund Policy and Adviser Policies, see Appendix G and Appendix H, respectively.  Pursuant to certain provisions of the 1940 Act and certain exemptive orders relating to funds investing in other funds, a Fund or Portfolio may be required or may elect to vote its interest in another fund in the same proportion as the holders of all other shares of that fund.   Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services.  The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board of Trustees.  The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by each Fund and what portion, if any, of the Fund’s assets will be held uninvested.  The Investment Advisory Agreement on behalf of the Funds requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser, see the Prospectus.  The following table sets forth the net assets of each Fund and the advisory fees for the three fiscal years ended September 30, 2012.

		Advisory Fee for Fiscal Years Ended
Fund	Net Assets at 9/30/12	9/30/12	9/30/11	9/30/10
AMT-Free	$ 474,521,918(1)	$ 1,607,833(1)	$ 2,199,618(2)	$ 3,249,438(2)
California	186,773,982	786,481	834,965	970,416
Massachusetts	189,080,127	776,954	845,250	1,031,595
National	5,202,389,796	16,308,924	17,191,017	20,123,372
New York	349,633,462	1,391,301	1,430,582	1,601,637
Ohio	221,876,294	838,257	933,607	1,162,331

(1) For the nine months ended September 30, 2012.

(2) Data for 2011 and 2010 was for the fiscal years ended December 31.

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.  Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of either party, or by vote of the majority of the outstanding voting securities of the Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

investment adviser may render services to others.  Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under the laws of The Commonwealth of Massachusetts.  EV serves as trustee of BMR and Eaton Vance.  EV and Eaton Vance are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company.  BMR is an indirect subsidiary of EVC.   EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.  The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson (until November 1, 2013), Winthrop H. Smith, Jr. and Richard A. Spillane, Jr.  All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Daniel C. Cataldo, Cynthia J. Clemson, Maureen A. Gemma, Laurie G. Hylton, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, David C. McCabe, Thomas M. Metzold, Scott H. Page, Mr. Richardson (until November 1, 2013), Walter A. Row, III, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Michael W. Weilheimer and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates).  The Voting Trustees have unrestricted voting rights for the election of Directors of EVC.  All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who may also be officers, or officers and Directors of EVC and EV.  As indicated under “Management and Organization,” all of the officers of the Trust (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics.  The investment adviser, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions.  Under the Codes, employees of the investment adviser and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Portfolio Managers.  The portfolio managers (each referred to as a “portfolio manager”) of each Fund are listed below.  Each portfolio manager manages other investment companies and/or investment accounts in addition to a Fund.  The following table shows, as of the Funds’ most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William H. Ahern, Jr.
Registered Investment Companies	13	$ 2,513.2	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	1	$ 23.2	0	$ 0
Craig Brandon
Registered Investment Companies	13	$ 1,452.1	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Cynthia J. Clemson
Registered Investment Companies	10	$ 2,411.7	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0
Thomas M. Metzold
Registered Investment Companies	8	$ 7,048.5	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

The following table shows the dollar value of shares of a Fund beneficially owned by its portfolio manager(s) as of the Fund’s most recent fiscal year ended September 30, 2012 and in the Eaton Vance Family of Funds as of December 31, 2012.  The purpose of each state Fund is to provide tax-exempt income to persons subject to taxation in a particular state.  In most cases, a Fund’s portfolio manager is not subject to such taxation.  In addition, in most cases, each state Fund’s shares are not registered for sale in the state of the portfolio manager’s residence.

Fund Name and Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in all Registered Funds in the Eaton Vance Family of Funds
AMT-Free Fund
Cynthia J. Clemson	$100,001 - $500,000	over $1,000,000
California Fund
Cynthia J. Clemson	None	over $1,000,000
Massachusetts Fund
Craig R. Brandon	None	$500,001 - $1,000,000
National Fund
Thomas M. Metzold	over $1,000,000	over $1,000,000
Craig R. Brandon	None*	$500,001 - $1,000,000
New York Fund
Craig R. Brandon	None	$500,001 - $1,000,000
Ohio Fund
William H. Ahern, Jr.	None	over $1,000,000
* As of June 30, 2013

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.  The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for Eaton Vance and BMR.  Compensation of the investment adviser’s portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock.  The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the investment adviser’s employees.  Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation.  The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below).  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance.  Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio.  Performance is normally based on periods ending on the September 30th preceding fiscal year end.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes.  For other funds, performance is evaluated on a pre-tax basis.  For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company.  The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income.  While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein.  For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the Prospectus, Eaton Vance serves as administrator of each Fund, except the AMT-Free Fund, but currently receives no compensation for providing administrative services to the Fund.  Under the Agreement, Eaton Vance has been engaged to administer each Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Sub-Transfer Agency Services.  Eaton Vance also serves as sub-transfer agent for each Fund.  As sub-transfer agent, Eaton Vance performs the following services directly on behalf of a Fund:  (1) provides call center services to financial intermediaries and shareholders; (2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to a Fund); (3) furnishes an SAI to any shareholder who requests one in writing or by telephone from a Fund; and (4) processes transaction requests received via telephone.  For the sub-transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services.  This fee is paid to Eaton Vance by a Fund’s transfer agent from fees it receives from the Eaton Vance funds. Each Fund pays a pro rata share of such fee. For the fiscal year ended September 30, 2012, the transfer agent accrued for or paid the following to Eaton Vance for sub-transfer agency services performed on behalf of each Fund:

AMT-Free	California	Massachusetts	National	New York	Ohio
$ 5,224*	$ 4,500	$ 4,789	$ 75,023	$ 9,645	$ 4,986
* For the nine months ended September 30, 2012.

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator).  In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses.  The only expenses of a Fund allocated to a particular class are those incurred under the Distribution Plan applicable to that class (if any) and certain other class-specific expenses.

OTHER SERVICE PROVIDERS

Principal Underwriter.  Eaton Vance Distributors, Inc. (“EVD”), Two International Place, Boston, MA 02110 is the principal underwriter of each Fund.  The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust.  The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter.  The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund.  The Distribution Agreement is renewable annually by the members of the Board (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Agreement or any applicable Distribution Plan), may be terminated

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Fund shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment.  The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold.  EVD is a direct, wholly-owned subsidiary of EVC.  Mr. Faust is a Director of EVD.

Custodian.  State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund.  State Street has custody of all cash and securities of a Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund.  In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust.  State Street provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC.  EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including State Street.  It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund and such banks.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of each Fund, providing audit and related services, assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent.  BNY Mellon Investment Servicing (US) Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

CALCULATION OF NET ASSET VALUE

The net asset value of the Fund is determined by State Street (as agent and custodian) by subtracting the liabilities of the Fund from the value of its total assets.  The Fund is closed for business and will not issue a net asset value on the following business holidays and any other business day that the New York Stock Exchange (the “Exchange”) is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s net asset value per share is readily accessible on the Eaton Vance website (www.eatonvance.com).

The Board has approved procedures pursuant to which investments are valued for purposes of determining the Fund’s net asset value.  Listed below is a summary of the methods generally used to value investments (some or all of which may be held by the Fund) under the procedures.

•

Equity securities (including common stock, exchange traded funds, closed end funds, preferred equity securities, exchange traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded.

•

Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities.  The pricing service may use a pricing matrix to determine valuation.

•

Short-term obligations and money market securities maturing in sixty days or less typically are valued at amortized cost which approximates value.

•

Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.

•

Senior and Junior Loans are valued on the basis of prices furnished by a pricing service.  The pricing service uses transactions and market quotations from brokers in determining values.

•

Most seasoned fixed-rate 30 year MBS are valued by Eaton Vance using a matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers.

•

Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.

•

Exchange-traded options are valued at the mean of the bid and asked prices.  Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).

•

Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

•

Precious metals are valued are valued at the New York Composite mean quotation.

•

Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.

•

Valuations of foreign equity securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the Exchange. Such fair valuations may be based on information provided by a pricing service.

Investments which are unable to be valued in accordance with the foregoing methodologies are valued at fair value using methods determined in good faith by or at the direction of the members of the Board.  Such methods may include consideration of relevant factors, including but not limited to (i) the type of security, the existence of any contractual restrictions on the security’s disposition, (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, (iii) quotations or relevant information obtained from broker-dealers or other market participants, (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (v) an analysis of the company’s or entity’s financial condition, (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (vii) an analysis of the terms of any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the investment adviser.  The portfolio managers of one Eaton Vance fund that invests in Senior and Junior Loans may not possess the same information about a Senior or Junior Loan as the portfolio managers of another Eaton Vance fund.  As such, at times the fair value of a Loan determined by certain Eaton Vance portfolio managers may vary from the fair value of the same Loan determined by other portfolio managers.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases.  Fund shares are offered for sale only in states where they are registered.  Fund shares are continuously offered through financial intermediaries which have entered into agreements with the principal underwriter.  Shares of a Fund are sold at the offering price, which is the net asset value plus the initial sales charge, if any.  The Fund receives the net asset value.  The principal underwriter receives the sales charge, all or a portion of which may be reallowed to the financial intermediaries responsible for selling Fund shares.  The sales charge table in the Prospectus is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.  The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges.”

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than the minimum investment amount on the part of an individual participant.  In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account.  However, such account will be subject to the right of redemption by a Fund as described below.

Class I Share Purchases.  Class I shares are available for purchase by clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance and certain Fund service providers; current and retired Directors and Trustees of Eaton Vance funds; employees of Eaton Vance and its affiliates and such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.

Suspension of Sales.  The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time.  In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class A, Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time.  Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Additional Information About Redemptions.  The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750.  Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase.  However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC or redemption fees, if applicable, will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities.  The securities so distributed would be valued pursuant to the valuation procedures described in this SAI.  If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan.  The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held.  The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss.  Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution.  Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.  A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares.  The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

Other Information. A Fund’s net asset value per share is normally rounded to two decimal places.  In certain situations (such as a merger, share split or a purchase or sale of shares that represents a significant portion of a share class), the administrator may determine to extend the calculation of the net asset value per share to additional decimal places to ensure that neither the value of the Fund nor a shareholder’s shares is diluted materially as the result of a purchase or sale or other transaction.

SALES CHARGES

Dealer Commissions.  The principal underwriter may, from time to time, at its own expense, provide additional incentives to financial intermediaries which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter.  In some instances, such additional incentives may be offered only to certain financial intermediaries whose representatives sell or are expected to sell significant amounts of shares.  In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to financial intermediaries.  The principal underwriter may allow, upon notice to all financial intermediaries with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice.  During periods when the discount includes the full sales charge, such financial intermediaries may be deemed to be underwriters as that term is defined in the 1933 Act.

Purchases at Net Asset Value. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.  Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides investment services, such as management, brokerage and custody, (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or similar ongoing fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; financial intermediaries who have entered into an agreement with the principal underwriter to offer Class A shares on a no-load basis as described in the Prospectus and to HSAs (Health Savings Accounts), (4) to officers and employees of a Fund’s custodian and transfer agent and (5) in connection with the ReFlow liquidity program.  Class A shares may also be sold at net asset value to registered representatives and employees of financial intermediaries.  Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the financial intermediary involved in the sale.  Any new or revised sales charge or CDSC waiver will be prospective only.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Waiver of Investment Minimums.  In addition to waivers described in the Prospectus, minimum investment amounts are waived for current and retired Directors and Trustees of Eaton Vance funds and portfolios, clients (including custodial, agency, advisory and trust accounts), current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored funds, and for such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.  The minimum initial investment amount is also waived for officers and employees of a Fund’s custodian and transfer agent.  Investments in a Fund by ReFlow in connection with the Reflow liquidity program are also not subject to the minimum investment amount.

Statement of Intention.  If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum.  Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement.  If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested.  A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention.  If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference.  If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, the shareholder must notify the transfer agent or, if shares are held in a street name account, the financial intermediary prior to the expiration date of the Agreement in order for such lower sales charge to apply to purchases under the Statement.  Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder.  This refund will be made by the financial intermediary and the principal underwriter.  If at the time of the recomputation, the financial intermediary for the account has changed, the adjustment will be made only on those shares purchased through the current financial intermediary for the account.  If the sales charge rate changes during the 13-month period, all shares purchased or charges assessed after the date of such change will be subject to the then applicable sales charge.

Right of Accumulation.  Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of shares owned by the shareholder.  Class A shares of Eaton Vance U.S. Government Money Market Fund cannot be accumulated for purposes of this privilege.  The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate.  Share purchases eligible for the right of accumulation are described under “Sales Charges” in the Prospectus.  For any such discount to be made available at the time of purchase a purchaser or his or her financial intermediary must provide the principal underwriter (in the case of a purchase made through a financial intermediary) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege.  Confirmation of the order is subject to such verification.  The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature.  Class B shares held for eight years will automatically convert to Class A shares.  For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account.  Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares.  This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account.  This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Distribution Plans

The Trust has in effect a compensation-type Distribution Plan for Class A shares (the “Class A Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Class A Plan is designed to (i) finance activities which are primarily intended to result in the distribution and sales of Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, financial intermediaries and other persons.  The distribution and service fees payable under the Class A Plan shall not exceed 0.25% of the average daily net assets attributable to Class A shares for any fiscal year.  Class A distribution and service fees are paid monthly in arrears.  For the distribution and service fees paid by Class A shares, see Appendix A.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

The Trust also has in effect a compensation-type Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).  On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by a Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called “uncovered distribution charges”.  Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares.  Such fees compensate the principal underwriter for the sales commissions paid by it to financial intermediaries on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses.  The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.80% (0.75% for the AMT-Free, California and National Funds) of the purchase price of Class C shares, and an up-front service fee of 0.20% (0.25% for the AMT-Free, California and National Funds) on Class C shares.  Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class.  Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Class B and Class C Plans also authorize the payment of service fees to the principal underwriter, financial intermediaries and other persons in amounts not exceeding an annual rate of 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts.  For Class B, this fee is paid monthly in arrears based on the value of shares sold by such persons. For Class C, financial intermediaries currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.20% (0.25% for the AMT-Free, California and National Funds) of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.20% (0.25% for the AMT-Free, California and National Funds) of the value of Class C shares sold by such dealer.  During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to financial intermediaries at the time of sale.  For the service fees paid, see Appendix B and Appendix C.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund’s assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders.  The Eaton Vance organization may profit by reason of the operation of a Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to a Plan exceeds the total expenses incurred in distributing Fund shares.  Because payments to the principal underwriter under a Plan are limited, uncovered distribution charges, if applicable, (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely.  For sales commissions, CDSCs and uncovered distribution charges, if applicable, see Appendix A, Appendix B and Appendix C.

A Plan continues in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office.  A Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class.  Quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made is required.  A Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees.  So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees.  The Trustees, including the Plan Trustees, initially approved the current Plan(s) on June 23, 1997 (on October 17, 1997 for the AMT-Free Fund Class A and Class B shares, June 16, 2003 for the California Fund and New York Fund Class C shares and on November 14, 2005 for the AMT-Free Fund and Ohio Fund Class C shares).  Any Trustee of the Trust who is an “interested” person of the Trust has an indirect financial interest in a Plan because his or her employer (or affiliates thereof) receives distribution and/or service fees under the Plan or agreements related thereto.

PERFORMANCE

Performance Calculations.  Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result.  The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are

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reinvested.  Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period.  After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes.  In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid.  For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C and Appendix D.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment.  If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value.  These returns would be lower if the full sales charge was imposed.  After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period.  Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge.  Actual yield may be affected by variations in sales charges on investments. A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income and certain state and local (if any) taxes applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.

Disclosure of Portfolio Holdings and Related Information.  The Board has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of each Fund.  See each Fund’s Prospectus for information on disclosure made in filings with the SEC and/or posted on the Eaton Vance website (www.eatonvance.com) and disclosure of certain portfolio characteristics.  Pursuant to the Policies, information about portfolio holdings of a Fund may also be disclosed as follows:

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Confidential disclosure for a legitimate Fund purpose:  Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential.  Any such confidentiality agreement includes provisions intended to impose a duty not to trade on the non-public information.  The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers that have a legal or contractual duty to keep such information confidential, such as employees of the investment adviser or its affiliates (including portfolio managers and, in the case of a Portfolio, the portfolio manager of any account that invests in the Portfolio), the administrator, custodian, transfer agent, principal underwriter, etc. described herein and/or in the Prospectus;  2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement.  To the extent applicable to an Eaton Vance fund, such persons may include securities lending agents which may receive information from time to time regarding selected holdings which may be loaned by a Fund, in the event a Fund is rated, credit rating agencies (Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Group), analytical service providers engaged by the investment adviser (Advent, Bloomberg L.P., Evare, Factset, McMunn Associates, Inc., MSCI/Barra and The Yield Book, Inc.), proxy evaluation vendors (Institutional Shareholder Servicing Inc.), pricing services (TRPS Mark-to-Market Pricing Service, WM Company Reuters Information Services and Non-Deliverable Forward Rates Service, Pricing Direct, FT Interactive Data Corp., Standard & Poor’s Securities Evaluation Service, Inc., SuperDerivatives and Stat Pro.), which receive information as needed to price a particular holding, translation services, third-party reconciliation services, lenders under Fund credit facilities (Citibank, N.A. and its affiliates), consultants and other product evaluators (Morgan Stanley Smith Barney LLC) and, for purposes of facilitating portfolio transactions, financial intermediaries and other intermediaries (national and regional municipal bond dealers

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and mortgage-backed securities dealers).  These entities receive portfolio information on an as needed basis in order to perform the service for which they are being engaged.  If required in order to perform their duties, this information will be provided in real time or as soon as practical thereafter.  Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board.  In addition to the foregoing, disclosure of portfolio holdings may be made to a Fund’s investment adviser as a seed investor in a fund, in order for the adviser or its parent to satisfy certain reporting obligations and reduce its exposure to market risk factors associated with any such seed investment.  Also, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.

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Historical portfolio holdings information:  From time to time, each Fund may be requested to provide historic portfolio holdings information or certain characteristics of portfolio holdings that have not been made public previously.  In such case, the requested information may be provided if: the information is requested for due diligence or another legitimate purpose; the requested portfolio holdings or portfolio characteristics are for a period that is no more recent than the date of the portfolio holdings or portfolio characteristics posted to the Eaton Vance website; and the dissemination of the requested information is reviewed and approved in accordance with the Policies.

The Funds, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Funds.  The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders.  In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person.  The CCO will report all waivers of or exceptions to the Policies to the Board at their next meeting.  The Board may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund.  However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

TAXES

The following is a summary of some of the tax consequences affecting the Fund and its shareholders.  The summary does not address all of the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisors with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

Taxation of the Fund.  The Fund, as a series of the Trust, is treated as a separate entity for federal income tax purposes.  The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income, if any) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax. If the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its most recent fiscal year.

The Fund also seeks to avoid payment of federal excise tax. However, if the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to so elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (excluding tax-exempt income, if any) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and (iii) 100% of any

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income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If the Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that the Fund qualifies as a RIC (and, where applicable, the Portfolio is treated as a partnership for Massachusetts and federal tax purposes), the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of tax-exempt income and net capital gain (if any), will be taxable to the shareholder as dividend income. However, such distributions may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals when paid before January 1, 2013 and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

In certain situations, the Fund may, for a taxable year, elect to defer all or a portion of its capital losses realized after October and net ordinary losses incurred after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

The Code contains a provision codifying the judicial economic substance doctrine, which has traditionally been used by courts to deny tax benefits for transactions that lack economic substance; a strict liability penalty is imposed for an understatement of tax liability due to a transaction’s lack of economic substance.

Taxation of the Portfolio.  If the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a “publicly traded partnership” and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio’s income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and (ii) will be entitled to the gross income of the Portfolio attributable to such share. Under current law, provided that the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, the Portfolio should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

Taxation of the Subsidiary.  To the extent described in the prospectus, the Fund may invest in the Subsidiary. The Subsidiary is classified as a corporation for U.S. federal income tax purposes. As described in the prospectus, the Fund has either applied for or received from the IRS a private ruling relating to the treatment of the income allocated to the Fund from the Subsidiary for purposes of the Fund’s status as a “RIC” under the Code.  Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct it activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, and would be taxed as such.

The Subsidiary is treated as a controlled foreign corporation (“CFC”) for tax purposes and the Fund is treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary's “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be “subpart F income.” The Fund’s recognition of the Subsidiary's “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund's tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

Tax Consequences of Certain Investments.  The following summary of the tax consequences of certain types of investments applies to the Fund and the Portfolio, as appropriate.  References in the following summary to “the Fund” are to any Fund or Portfolio that can engage in the particular practice as described in the prospectus or SAI.

Securities Acquired at Market Discount or with Original Issue Discount.  Investment in securities acquired at a market discount, or in zero coupon, deferred interest, payment-in-kind and certain other securities with original issue discount, generally

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may cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.  The Fund may elect to accrue market discount income on a daily basis.

Lower Rated or Defaulted Securities.  Investments in securities that are at risk of, or are in, default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Municipal Obligations.  Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected. It is possible that events occurring after the date of issuance of municipal obligations, or after the Fund’s acquisition of such an obligation, may result in a determination that the interest paid on that obligation is taxable, even retroactively.

If the Fund seeks income exempt from state and/or local taxes, information about such taxes is contained in an appendix to this SAI (see the Table of Contents).

Tax Credit Bonds.  If the Fund holds, directly or indirectly, one or more tax credit bonds (including Build America Bonds, clean renewable energy bonds and other qualified tax credit bonds) on one or more applicable dates during a taxable year and the Fund satisfies the minimum distribution requirement, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder‘s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder‘s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Derivatives.  The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of Fund distributions.

Investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Fund positions in index options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term capital gain. For an option purchased by the Fund that is not a “section 1256 contract” any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the

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option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Short Sales.  In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered to be capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered.

Constructive Sales.  The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Investments and Currencies.  The Fund’s investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which would decrease the Fund’s income on such securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of Fund assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, the Fund must own the dividend-paying stock for more than 15 days during the 31-day period beginning 15 days prior to the ex-dividend date. Likewise, shareholders must hold their Fund shares (without protection from risk or loss) on the ex-dividend date and for at least 15 additional days during the 31-day period beginning 15 days prior to the ex-dividend date to be eligible to claim the foreign tax with respect to a given dividend. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Individual shareholders subject to the alternative minimum tax (“AMT”) may not deduct such taxes for AMT purposes.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the

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extent such income or loss results from fluctuations in the value of the foreign currency.   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss.

Investments in “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the PFIC as a “qualified electing fund”. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, if the Fund were to make a mark-to-market election with respect to a PFIC, the Fund would be treated as if it had sold and repurchased the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. This election must be made separately for each PFIC, and once made, would be effective for all subsequent taxable years unless revoked with the consent of the IRS. The Fund may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock in any particular year. As a result, the Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the 4% excise tax.

U.S. Government Securities.  Distributions paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Real Estate Investment Trusts (“REITs”).  Any investment by the Fund in equity securities of a REIT qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Inflation-Indexed Bonds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income (see “Securities Acquired at Market Discount or with Original Issue Discount” above).  Also, if the principal value of an inflation-indexed bond is adjusted downward due to inflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital (see “Taxation of Fund Shareholders” below).

Taxation of Fund Shareholders.  Subject to the discussion of distributions of tax-exempt income below, Fund distributions of investment income and net gains from investments held for one year or less will be taxable as ordinary income. Fund distributions of any net gains from investments held for more than one year are taxable as long-term capital gains. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares in the Fund.  Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they are made out of the Fund’s earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Distributions paid by the Fund during any period may be more or less than the amount of net investment income and capital gains actually earned during the period.  If the Fund makes a distribution to a shareholder in excess of the Fund‘s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder‘s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder‘s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made.  However, for federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared.  Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than in the year paid.

The amount of distributions payable by the Fund may vary depending on general economic and market conditions, the composition of investments, current management strategy and Fund operating expenses.  The Fund will inform shareholders of the tax character of all distributions annually as required by applicable rules and regulations.

The Fund may elect to retain its net capital gain, in which case the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If a shareholder buys shares when the Fund has unrealized or realized but not yet distributed ordinary income or capital gains, the shareholder will pay full price for the shares and then may receive a portion back as a taxable distribution even though such distribution may economically represent a return of the shareholder’s investment.

Tax-Exempt Income.  Distributions by the Fund of net tax-exempt interest income that are properly reported as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code.  In order for the Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a).  Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Fund shareholders are required to report tax-exempt interest on their federal income tax returns.

Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.  Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares that distributes exempt-interest dividends will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt interest dividends with respect to any Fund share and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed.  Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from the Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Qualified Dividend Income.  “Qualified dividend income” received by an individual is taxed at the rates applicable to long-term capital gain (at a maximum rate of 20%). In order for some portion of the dividends received by Fund shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by the

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly reported capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain with respect to the sale of stocks and securities included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Dividends Received Deduction for Corporations.  A portion of distributions made by the Fund which are derived from dividends from U.S. corporations may qualify for the dividends-received deduction (“DRD”) for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days during the 91-day period beginning 45 days before the ex-dividend date or if the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder’s shares. Distributions eligible for the DRD may give rise to or increase the alternative minimum tax for certain corporations.

Recognition of Unrelated Business Taxable Income by Tax-Exempt Shareholders.  Under current law, tax-exempt investors generally will not recognize unrelated business taxable income (“UBTI”) from distributions from the Fund. Notwithstanding the foregoing, a tax-exempt shareholder could recognize UBTI if shares in the Fund constitute debt-financed property in the hands of a tax-exempt shareholder within the meaning of Code section 514(b). In addition, certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute taxable income as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Redemption or Exchange of Fund Shares.  Generally, upon sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis in shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year, and short-term capital gain or loss if the shares are held for one year or less.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares (or shares of another fund) on or before January 31 of the following calendar year pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Applicability of Medicare Contribution Tax.  The Code imposes a 3.8% Medicare contribution tax on unearned income of certain U.S. individuals, estates and trusts. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income. This tax is effective with respect to amounts received, and taxable years beginning, after December 31, 2012.

Back-Up Withholding for U.S. Shareholders.  Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Taxation of Foreign Shareholders.  In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person” or “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). The withholding tax does not apply to regular dividends paid to a foreign person who provides a Form W-8ECI, certifying that the dividends are effectively connected with the foreign person’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the foreign person were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign person who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.  A foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, net capital gain dividends, exempt interest dividends, and amounts retained by the Fund that are reported as undistributed capital gains.

For taxable years beginning before January 1, 2014, properly report dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary could withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2014, distributions that the Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of  the Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. The rules described in this paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation or a foreign shareholder’s participation in a wash sale transaction or the payment of a substitute dividend.

Additionally, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Fund could be subject to the 35% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, or for sales occurring on or before December 31, 2013, 50% or more of the value of the Fund’s shares were held by U.S. entities.

The same rules apply with respect to distributions to a foreign shareholder from the Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.  The rule with respect to distributions and redemptions attributable to a REIT’s distribution to the Fund will not expire for taxable years beginning on or after January 1, 2014.

In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

Compliance with the HIRE Act.  A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to either enter into agreements with the IRS that state that they will provide the IRS information, including the name, address and taxpayer identification number of direct and indirect U.S. account holders,

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders or agree to provide certain information to other revenue authorities for transmittal to the IRS. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.  Non-U.S. shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in the Fund.

Requirements of Form 8886.  Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under certain circumstances, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Changes in Taxation.  The taxation of the Fund, the Portfolio, the Subsidiary and shareholders may be adversely affected by future legislation, Treasury regulations, IRS revenue procedures and/or guidance issued by the IRS.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by BMR, each Fund's investment adviser.  Each Fund is responsible for the expenses associated with its portfolio transactions.  The investment adviser is also responsible for the execution of transactions for all other accounts managed by it.  The investment adviser places the portfolio security transactions for execution with one or more broker-dealer firms.  The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the investment adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates.  In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services, including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the amount of the spread or commission, if any. In addition, the investment adviser's obligation to seek best overall execution for a Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations.  Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters.  On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission.  Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided.  This determination

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion.  “Research Services” as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e). Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services.  Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer.  Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained.  The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.  The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research.” The investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution.  The investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade.  Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs.  The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e).

The investment companies sponsored by the investment adviser or its affiliates also may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the members of the Board of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies.  Such companies may also pay cash for such information.

Municipal Obligations considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates.  Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances.  As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts.  If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis.  An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

The following table shows brokerage commissions paid during each of the three fiscal years ended September 30, 2012, 2011 and 2010, respectively, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates (see above), and the commissions paid in connection therewith.

	Brokerage Commissions Paid for the Fiscal Year Ended			Amount of Transactions Directed to Firms Providing Research	Commissions Paid on Transactions Directed to Firms Providing Research
Fund	9/30/12	9/30/11	9/30/10	9/30/12	9/30/12
AMT-Free	$ 0*	$ 14,529**	$ 13,863**	$ 0*	$ 0*
California	0	3,177	4,113	0	0
Massachusetts	0	3,594	6,738	0	0
National	0	199,520	259,200	0	0
New York	0	9,819	10,934	0	0
Ohio	0	5,709	8,977	0	0

* For the nine months ended September 30, 2012.

** Data for 2011 and 2010 was for the fiscal years ended December 31.

During the fiscal year ended September 30, 2012, each Fund held no securities of its “regular brokers or dealers”, as that term is defined in Rule 10b-1 of the 1940 Act.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for each Fund appear in its annual report to shareholders and are incorporated by reference into this SAI. A copy of each annual report accompanies this SAI.

Householding.  Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

Asset Coverage

To the extent required by SEC guidelines, if a transaction exposes the Fund to an obligation of another party it will either: (1) enter an offsetting (“covered”) position for the same type of financial asset; or (2) segregate cash or liquid securities on the books of either the custodian or the investment adviser with a value sufficient at all times to cover its potential obligations not covered. Assets used as cover or segregated cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.  The types of transactions that may require asset coverage include (but are not limited to) reverse repurchase agreements, repurchase agreements, short sales, securities lending, forward contracts, options, forward commitments, futures contracts, when-issued securities, swap agreements, residual interest bonds and participation in revolving credit facilities.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Asset-Backed Securities (“ABS”)

ABS are collateralized by pools of automobile loans, educational loans, home equity loans, credit card receivables, equipment or automobile leases, commercial mortgage-backed securities (“MBS”), utilities receivables and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. ABS are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the ABS holder. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. ABS are subject to interest rate risk and prepayment risk.   Some ABS may receive prepayments that can change their effective maturities.  Issuers of ABS may have limited ability to enforce the security interest in the underlying assets or may have no security in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, ABS may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. The value of ABS may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of ABS representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. While certain ABS may be insured as to the payment of principal and interest, this insurance does not protect the market value of such obligations or the Fund’s net asset value. The value of an insured security will be affected by the credit standing of its insurer.

Auction Rate Securities

Auction rate securities, such as auction preferred shares of closed-end investment companies, are preferred securities and debt securities with dividends/coupons based on a rate set at auction. The auction is usually held weekly for each series of a security, but may be held less frequently. The auction sets the rate, and securities may be bought and sold at the auction.  Provided that the auction mechanism is successful, auction rate securities usually normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.  Since mid-February 2008, existing markets for certain auction rate securities have become generally illiquid and investors have not been able to sell their securities through the regular auction process. It is uncertain, particularly in the near term, when or whether there will be a revival of investor interest in purchasing securities sold through auctions. In addition, there may be no active secondary markets for many auction rate securities. Moreover, auction rate securities that do trade in a secondary market may trade at a significant discount from the underlying liquidation or principle amount of the securities. Finally, there recently have been a number of governmental investigations and regulatory settlements involving certain broker-dealers with respect to their prior activities involving auction rate securities.

Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the Fund on the securities and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. Investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Average Effective Maturity

Average effective maturity is a weighted average of all the maturities of bonds owned by the Fund. Average effective maturity takes into consideration all mortgage payments, puts and adjustable coupons.  In the event the Fund invests in multiple Portfolios, its average weighted maturity is the sum of its allocable share of the average weighted maturity of each of the Portfolios in which it invests, which is determined by multiplying the Portfolio’s average weighted maturity by the Fund’s percentage ownership of that Portfolio.

Borrowing for Investment Purposes

Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. Borrowing to increase investments generally will exaggerate the effect on the Fund’s net asset value of any increase or decrease in the value of the security purchased with the borrowings. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There can be no assurance that the use of borrowings will be successful. In connection with its borrowings, the Fund will be required to maintain specified asset coverage with respect to such borrowings by both the 1940 Act and the terms of its credit facility with the lender.  The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. Borrowings involve additional expense to the Fund.

Borrowing for Temporary Purposes

The Fund may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in advance of the settlement of share purchases and settle transactions).  The Fund typically makes any such borrowings pursuant to an umbrella credit facility to which most of the Eaton Vance mutual funds have access.  The Fund’s ability to borrow under the credit facility is subject to its terms and conditions, which in some cases may limit the Fund’s ability to borrow under the facility.  The credit facility is subject to an annual renewal, which cannot be assured.  If the Fund does not have the ability to borrow for temporary purposes, it may be required to sell securities at inopportune times to meet short-term liquidity needs.  Borrowings involve additional expense to the Fund.

Build America Bonds

Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments.  The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Build America Bonds may provide a lower net cost of funds to issuers. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010.  As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Call and Put Features on Obligations

Issuers of obligations may reserve the right to call (redeem) the obligation. If an issuer redeems an obligation with a call right during a time of declining interest rates, the holder of the obligation may not be able to reinvest the proceeds in securities providing the same investment return as provided by the securities redeemed. Some obligations may have “put” or “demand” features that allow early redemption by the holder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). This “put” or “demand” feature enhances an obligation’s liquidity by shortening its effective maturity and enables the security to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the holder of the obligation would be subject to the longer maturity of the obligation, which could experience substantially more volatility.  Obligations with a “put” or “demand” feature are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because they can be retained if interest rates decline.

Cash Equivalents

Cash equivalents include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less, including those issued or guaranteed by U.S. Government agencies and instrumentalities.  See “U.S. Government Securities” below. Certificates of deposit are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Cash equivalents are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Cash equivalents may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty.  These securities may be subject to federal income, state income and/or other taxes.  Instead of investing in cash equivalents directly, the Fund may invest in an affiliated money market fund (such as Eaton Vance Cash Reserves Fund, LLC which is managed by Eaton Vance) or unaffiliated money market fund.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Collateralized Mortgage Obligations (“CMOs”)

CMOs are backed by a pool of mortgages or mortgage loans.  The key feature of the CMO structure is the prioritization of the cash flows from the pool of mortgages among the several classes, or tranches, of the CMO, thereby creating a series of obligations with varying rates and maturities.  Senior CMO classes will typically have priority over residual CMOs as to the receipt of principal and or interest payments on the underlying mortgages.  CMOs also issue sequential and parallel pay classes, including planned amortization class and target amortization classes and fixed and floating rate CMO tranches.  CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages.  Payments of principal and interest are passed through to each CMO tranche at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis.  Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes.  CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued as collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Floating rate CMO tranches carry interest rates that are tied in a fixed relationship to an index subject to an upper limit, or “cap,” and sometimes to a lower limit, or “floor.” CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. CMBS may have a lower repayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayment of principal.  The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payment, and the ability of a property to attract and retain tenants. CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commodity-Related Investments

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. To the extent commodity-related investments are held through the Subsidiary, the Subsidiary is not subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of the Cayman Islands, a foreign jurisdiction, and can be affected by developments in that jurisdiction.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  The commodities which underlie commodity futures contracts and commodity swaps may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Common Stocks

Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Convertible Securities

A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.   A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred securities until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security ranks senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles.  Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured convertibles are created by the investment adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred securities and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a manufactured convertible is the sum of the values of its fixed-income component and its convertibility component. More flexibility is possible in the creation of a manufactured convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the investment adviser may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The investment adviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the investment adviser believes such a manufactured convertible would better promote the Fund’s objective than alternative investments. For example, the investment adviser may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a manufactured convertible with a higher credit profile than a traditional convertible security issued by that issuer. A manufactured convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a manufactured convertible. For example, the Fund may purchase a warrant for eventual inclusion in a manufactured convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.  The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Fund created a manufactured convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Credit Linked Securities

See also “Derivative Instruments and Related Risks” herein.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities in order to provide exposure to certain fixed-income markets. Credit linked securities may be used as a cash management tool in order to gain exposure to a certain market and to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. An issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the holder of the credit linked security would receive. Credit linked securities generally will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Derivative Instruments and Related Risks

Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument.  Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Derivative instruments may be based on securities, indices, currencies, commodities, economic indicators and events (referred to as “reference instruments”).  Fund obligations created pursuant to derivative instruments may be subject to the requirements described under “Asset Coverage” herein.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, tax, correlation and leverage risks.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Fund’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Fund may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty may fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments.   Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Fund.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Direct Investments

Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. At the time of making a direct investment, the Fund will enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. These agreements may, in appropriate circumstances, provide the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the investment in the enterprise. Such a representative would be expected to monitor the investment and protect the Fund’s rights in the investment and would not be appointed for the purpose of exercising management or control of the enterprise.

Diversified Status

With respect to 75% of its total assets, an investment company that is registered with the SEC as a “diversified” fund: (1) may not invest more than 5% of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies); and (2) may not own more than 10% of the outstanding voting securities of any one issuer.

Dividend Capture Trading

In a dividend capture trade, the Fund sells a stock that has gone ex-dividend to purchase another stock paying a dividend before the next dividend of the stock being sold.  The use of a dividend capture trading strategy exposes the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Duration

Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen Fund duration. As the value of a security changes over time, so will its duration.  The duration of a Fund that invests in multiple Portfolios is the sum of its allocable share of the duration of each of the Portfolios in which it invests, which is determined by multiplying the Portfolio’s duration by the Fund’s percentage ownership of that Portfolio.

Emerging Market Investments

The risks described under “Foreign Investments” herein generally are heightened in connection with investments in emerging markets.  Also, investments in securities of issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries.  There can be no assurance that repatriation of income, gain or initial capital from these countries will occur.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.

 Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market securities may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of securities.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions in particular securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets.  As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.

Equity Investments

Equity investments include common and preferred stocks (see “Preferred Securities”); depositary receipts; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible preferred securities and other convertible debt instruments; and warrants.

Equity Linked Securities

See also “Derivative Instruments and Related Risks” herein.  Equity linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock.  These securities are used for many of the same purposes as derivative instruments and share many of the same risks.  Equity linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Events Regarding FNMA and FHLMC

The value of FNMA and FHLMC securities fell sharply in 2008 due to concerns that these agencies did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury Department announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In connection with the conservatorship, the U.S. Treasury Department entered into Senior Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that the liabilities of FNMA and FHLMC have exceeded their assets under generally accepted accounting principles, the U.S. Treasury Department will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the MBS issued by FNMA and FHLMC. On February 18, 2009, the U.S. Treasury Department announced that it was doubling the size of its commitment to each of FNMA and FHLMC under the Senior Preferred Stock Program to $200 billion.  The U.S. Treasury Department’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per entity.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.  The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA and FHLMC’s ability to meet its obligations.  FHFA has indicated that the conservatorship of each entity will end when the director of FHFA determines that FHFA’s plan to restore the entity to a safe and solvent condition has been completed.  No assurance can be given that the U.S. Treasury Department initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Exchange-Traded Funds (“ETFs”)

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.   The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility.  Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.  Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from that of their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Fixed-Income Securities

Fixed-income securities are used by issuers to borrow money. Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity.  The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, liquidity and valuation.  Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired.  The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. If relevant to the Fund(s) in this SAI, corporate bond ratings are described in an appendix to the SAI (see the table of contents).  While typically paying a fixed rate of income, preferred securities may be considered to be equity securities for purposes of the Fund’s investment restrictions.

Foreign Currency Transactions

As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions (see “Forward Foreign Currency Exchange Contracts,” “Option Contracts,” “Futures Contracts” and “Swap Agreements – Currency Swaps” herein).  Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. Any of these actions could adversely affect securities prices, impair the Fund’s ability to purchase or sell foreign securities, or transfer the Fund’s assets or income back to the United States, or otherwise adversely affect Fund operations.  In the event of nationalization, expropriation or confiscation, the Fund could lose its entire investment in that country.

Other potential foreign market risks include exchange controls, difficulties in valuing securities, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States.  Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Payment for securities before delivery may be required and in some countries delayed settlements are customary, which increases the Fund’s risk of loss. The Fund generally holds its foreign securities and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.

In addition, it is often more expensive to buy, sell and hold securities in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable.  The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories.  The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts “GDRs”)) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, exchange risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Unless otherwise provided in the Fund’s prospectus, in determining the domicile of an issuer, the investment adviser may consider the domicile determination of the Fund’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Forward Foreign Currency Exchange Contracts

See also “Derivative Instruments and Related Risks” herein.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency. Cross-hedging may be done by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of instruments denominated in a different currency (or the basket of currencies and the underlying currency). Use of a different foreign currency (for hedging or non-hedging purposes) magnifies exposure to foreign currency exchange rate fluctuations. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. The precise matching of the forward contract amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes.

When a currency is difficult to hedge or to hedge against the dollar, the Fund may enter into a forward contract to sell a currency whose changes in value are generally considered to be linked to such currency. Currency transactions can result in losses if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the hedge is in place. If the Fund purchases a bond denominated in a foreign currency with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

Some of the forward foreign currency exchange contracts may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts that may be thinly traded. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars, but may be settled in other currencies. They are often used to gain exposure to or hedge exposure to foreign currencies that are not internationally traded.  NDFs may also be used to gain or hedge exposure to gold.

Forward Rate Agreements

See also “Derivative Instruments and Related Risks” herein.  Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.  These instruments are traded in the OTC market.

Fund Investing in a Portfolio

The Board may discontinue the Fund’s investment in one or more Portfolios if it determines that it is in the best interest of the Fund and its shareholders to do so. In such an event, the Board would consider what action might be taken, including investing Fund assets in another pooled investment entity or retaining an investment adviser to manage Fund assets in accordance with its investment objective(s). The Fund’s investment performance and expense ratio may be affected if its investment structure is changed or if another Portfolio investor withdraws all or a portion of its investment in the Portfolio.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Futures Contracts

See also “Derivative Instruments and Related Risks” herein.  Future contracts are standardized contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of the underlying reference instrument at a specified future date at a specified price.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the underlying asset.  Upon purchasing or selling a futures contract, a purchaser or seller is required to deposit collateral (initial margin).  Each day thereafter until the futures position is closed, the purchaser or seller will pay additional margin (variation margin) representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.  A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies. It is expected that other futures contracts will be developed and traded in the future.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Futures contracts are traded on exchanges or boards of trade that are licensed by the CFTC and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange or board.

Although some futures contracts call for making or taking delivery of the underlying reference instrument, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.

Global Natural Resources Companies	To the extent described in the Prospectus, the Fund may concentrate its investments in global natural resources companies.
Health Sciences Companies	To the extent described in the Prospectus, the Fund may concentrate its investments in health sciences companies.
High Yield Securities

High yield securities (commonly referred to as “junk bonds”) are considered to be of below investment grade quality and generally provide greater income potential and/or increased opportunity for capital appreciation than investments in higher quality debt securities but they also typically entail greater potential price volatility and principal and income risk.  High yield securities may be subject to higher risk and include certain corporate debt obligations, higher yielding preferred securities and mortgage-related securities, and securities convertible into the foregoing.  They are regarded as predominantly speculative with respect to the entity’s continuing ability to meet principal and interest payments.  Also, their yields and market values may fluctuate more than higher rated securities.  Fluctuations in value do not affect the cash income from the securities, but are reflected in the Fund’s net asset value.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated securities to be less creditworthy. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument is a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.  Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return and creating exposure to a particular market or segment of that market. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Securities

Illiquid securities include securities legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Even if determined to be liquid, Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

It may be difficult to sell illiquid securities at a price representing fair value until such time as the securities may be sold publicly. It also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.  Where registration is required, a considerable period of time may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may incur additional expense when disposing of illiquid securities, including all or a portion of the cost to register the securities.  The Fund also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such securities at a time when such sale would otherwise be desirable.

At times, a portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held.  It may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Indexed Securities

See also “Derivative Instruments and Related Risks” herein.  Indexed securities are securities that fluctuate in value with an index. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators (“reference prices”). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Indexed securities may include interest only (“IO”) and principal only (“PO”) securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), dual index floaters, range floaters, index amortizing notes and various currency indexed notes.  Indexed securities may be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities.

Inflation-Indexed (or Inflation-Linked) Bonds

Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.  The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation.  However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields.  In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.  The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal.  Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Investments in the Subsidiary

The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by a sole director affiliated with Eaton Vance. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The Subsidiary expects to invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other fixed-income securities and is also permitted to invest in any other investments permitted by the Fund. To the extent that the Fund invests in the Subsidiary, the Fund will be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

While the Subsidiary may be operated similarly to the Fund, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders.

Junior Loans

Secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”) are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding and may be converted into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower with an outstanding bridge loan may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. From time to time, the Fund may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Fund receives a fee.

Junior Loans, which may be purchased either in the form of an assignment or a loan participation are subject to the same general risks inherent to any loan investment. Due to their lower place in the borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same borrower.

Liquidity or Protective Put Agreements

See also “Derivative Instruments and Related Risks” herein.  The Fund may enter into a separate agreement with the seller of an instrument or some other person granting the Fund the right to put the instrument to the seller thereof or the other person at an agreed upon price.  Interest income generated by certain municipal bonds with put or demand features may be taxable.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Loan Facility

Senior Debt Portfolio may employ borrowings and leverage as described in the prospectus. The Portfolio has entered into a commercial paper program and liquidity facility subject to the terms of an Order of the SEC (Release No. 26320) granting an exemption from Section 18(f)(1) of the 1940 Act. The program, administered by Citicorp North America, Inc., is with certain conduit lenders who issue commercial paper, in an amount up to $640 million through which the Portfolio employs leverage pursuant to its investment guidelines and subject to the risks described in the Prospectus. Under the terms of the program, the Portfolio pays an annual fee equal to 0.65% on its outstanding borrowings for the administration of the program and an annual fee of either 0.35% or 0.45% on the total commitment amount depending on the amount of outstanding borrowings, as well as interest on advances under the program.

Master Limited Partnerships (“MLPs”)

MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income paid by an MLP to its investors.

Mortgage-Backed Securities (“MBS”)

MBS are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder.  MBS may include conventional mortgage pass through securities, participation interests in pools of adjustable and fixed rate mortgage loans, stripped mortgage-backed securities (described herein), floating rate mortgage-backed securities and certain classes of multiple class CMOs. MBS pay principal to the holder over their term, which differs from other forms of debt securities that normally provide for principal payment at maturity or specified call dates. MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines.  In addition, investments in MBS involve certain specific risks, including the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows.  Certain MBS may be purchased on a when-issued basis subject to certain limitations and requirements.

There are currently three types of MBS: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”); (2) those issued by private issuers that represent an interest in or are collateralized by pass through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass through securities without a government guarantee but that usually have some form of private credit enhancement.  Privately issued MBS are structured similar to GNMA, FNMA and FHLMC MBS, and are issued by originators or and investors in mortgage loans, including depositary institutions mortgage banks and special purpose subsidiaries of the foregoing.

GNMA Certificates and FNMA Mortgage-Backed Certificates are MBS representing part ownership of a pool of mortgage loans. GNMA loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government; however, they are supported by the right of FNMA to borrow from the U.S. Treasury Department.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

 FHLMC, a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates (“PCs”) representing undivided interest in FHLMC’S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly “conventional” mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.  See also “Events Regarding FNMA and FHLMC” herein.

While it is not possible to accurately predict the life of a particular issue of MBS, the actual life of any such security is likely to be substantially less than the final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on MBS will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. Prepayments of MBS may not be able to be reinvested at the same interest rate.  Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, MBS is less effective than other types of obligations as a means of “locking-in” attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of MBS may have a comparable risk of decline in market value during periods of rising interest rates. If MBS is purchased at a premium above its par value, a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If MBS has been purchased at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the MBS.  The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities.

Municipal Lease Obligations (“MLOs”)

MLOs are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) that is issued by state or local governments to acquire equipment and facilities. Interest income from MLOs is generally exempt from local and state taxes in the state of issuance.  MLOs, like other municipal debt obligations, are subject to the risk of non-payment. Although MLOs do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations may be secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Participations in municipal leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

MLOs and participations therein represent a type of financing that may not have the depth of marketability associated with more conventional securities and, as such, they may be less liquid than conventional securities.  Certain MLOs may be deemed illiquid for the purpose of the Fund’s limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Board, to be liquid securities. The investment adviser will consider a MLO to be liquid if it is rated investment grade (being an MLO rated BBB or Baa or higher) by a nationally recognized statistical ratings organization or is insured by an insurer rated investment grade.  If an MLO or participation does not meet the foregoing criteria, then the investment adviser will consider the MLO to be illiquid unless it conducts an analysis of relevant factors and concludes that the MLO is liquid.  In conducting such an analysis, the investment adviser will consider the factors it believes are relevant to the marketability of the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer; (5) the willingness of the governmental issuer to continue to appropriate funds for the payment of the obligation; (6) how likely or remote an event of non-appropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or contract; (7) an assessment of the likelihood that the lease may or may not be cancelled; and (8) other factors and information unique to the obligation in determining its liquidity.

The ability of issuers of MLOs to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income from and value of the obligation. Issuers of MLOs might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of MLOs could experience delays and limitations with respect to the collection of principal and interest on such MLOs and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities or otherwise incur costs to protect its right, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Municipal Obligations

Municipal obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities.  Certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Some bonds may pay interest at a variable or floating rate.  Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.  Municipal obligations also include trust certificates representing interests in municipal securities held by a trustee. The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax (“AMT”): (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, the Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.  Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.  The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.  Investing in revenue bonds may involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies that contain projections of expenses, revenues and occupancy levels.   A hospital’s income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare funding.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Education-related bonds are comprised of two types: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or changes in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Industrial development bonds are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status.  There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any real estate, facilities or other assets so acquired; and (iii) taking such other actions as the adviser (including, but not limited to, payment of operating or similar expenses of the underlying project) may deem appropriate to reduce the likelihood or severity of loss on the fund’s investment.  The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

Historically, municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcy are unclear. Further, the application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which the Fund invests.  There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector.  Developments such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation can affect municipal obligations in the same sector.  As the similarity in issuers of municipal obligations held by the Fund increases, the potential for fluctuations in the Fund’s share price also may increase.

The secondary market for some municipal obligations issued within a state (including issues that are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations.  No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Municipal obligations that are rated below investment grade but that, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. In the case of a defaulted obligation, the Fund may incur additional expense seeking recovery of its investment. Defaulted obligations are denoted in the “Portfolio of Investments” in the “Financial Statements” included in the Fund’s reports to shareholders.

The yields on municipal obligations depend on a variety of factors, including purposes of the issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Option Contracts

See also “Derivative Instruments and Related Risks” herein.  An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered” meaning that party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument).  Options may be listed on an exchange or traded in the OTC market.  In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.  The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid.  Derivatives on economic indicators generally are offered in an auction format and are booked and settled as OTC options.  Options on futures contracts are discussed herein under “Futures Contracts.”

If a written option expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If a purchased option expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, reference instrument, exercise price, and expiration). A capital gain will be realized from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a capital loss will be realized. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, the current market price of the reference instrument in relation to the exercise price of the option, the volatility of the reference instrument, and the time remaining until the expiration date.  There can be no assurance that a closing purchase or sale transaction can be consummated when desired.

Straddles are a combination of a call and a put written on the same reference instrument. A straddle is deemed to be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The same liquid assets may be used to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  The Fund may also buy and write call options on the same reference instrument to cover its obligations.  Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open or close.  In an equity collar, the Fund simultaneously writes a call option and purchases a put option on the same instrument.

To the extent that the Fund writes a call option on an instrument it holds and intends to use such instrument as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the instrument above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the value of the reference instrument decline. If the Fund were unable to close out such a call option, it would not be able to sell the instrument unless the option expired without exercise.  Uncovered calls have speculative characteristics and are riskier than covered calls because there is no instrument or cover held by the Fund that can act as a partial hedge.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

The writer of an option has no control over the time when it may be required to fulfill its obligation under the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying reference instrument at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose the premium it paid for the option.  Furthermore, if trading restrictions or suspensions are imposed on options markets, the Fund may be unable to close out a position.

Option Strategy	To the extent described in the Prospectus, the Fund may utilize the Option Strategy.
Participation in the ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 28 days) or at other times at ReFlow’s discretion.  While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.  For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the fund shares purchased by ReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets.  ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance.  In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase Class I shares (or, if applicable Class A shares) at net asset value and will not be subject to any sales charge (in the case of Class A shares), investment minimum or redemption fee applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption-in-kind policies described under “Redeeming Shares” in the Prospectus.  Investments in a fund by ReFlow in connection with the ReFlow liquidity program are not subject to the round trip limitation described in “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares” in the Prospectus. The investment adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders.  To the extent the Fund’s net assets do not decline, the investment adviser may also benefit.

Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles including other open-end or closed-end investment companies affiliated or unaffiliated with the investment adviser, exchange-traded funds (described herein) and other collective investment pools in accordance with the requirements of the 1940 Act. Closed-end investment company securities are usually traded on an exchange.  The demand for the closed-end fund securities is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from their net asset values.  The Fund generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Fund.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover” and generally involves expense to the Fund, including brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income to taxable shareholders.  Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities − excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the investment adviser considers a change in the Fund's portfolio holdings.  The portfolio turnover rate(s) of the Fund for recent fiscal periods is included in the Financial Highlights in the prospectus.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Preferred Securities

Preferred securities represent an equity ownership interest in the issuing corporation that has a higher claim on the assets and earnings than common stock. Preferred securities generally have a dividend that must be paid out before dividends to common stockholders and the shares usually do not have voting rights.  Preferred securities involve credit risk, which is the risk that a preferred security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status.  While a part of an issuer’s equity structure, preferred securities may be considered to be fixed-income securities for purposes of the Fund’s investment restrictions.

Real Estate Investment Trusts (“REITs”)

Securities of companies in the real estate industry, such as REITs, are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs, the Fund will bear REIT expenses in addition to its own expenses.

Repurchase Agreements

Repurchase agreements involve the purchase of a security coupled with an agreement to resell at a specified date and price.  In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. Repurchase agreements that mature in more than seven days will be treated as illiquid. Unless the prospectus states otherwise, the terms of a repurchase agreement will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Residual Interest Bonds

The Fund may invest in residual interest bonds in a trust that holds municipal securities. The interest rate payable on a residual interest bond bears an inverse relationship to the interest rate on another security issued by the trust. Because changes in the interest rate on the other security inversely affect the interest paid on the residual interest bond, the value and income of a residual interest bond is generally more volatile than that of a fixed rate bond. Residual interest bonds have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Residual interest bonds have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. Although volatile, residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. While residual interest bonds expose the Fund to leverage risk because they provide two or more dollars of bond market exposure for every dollar invested, they are not subject to the Fund’s restrictions on borrowings.

Under certain circumstances, the Fund may enter into a so-called shortfall and forbearance agreement with the sponsor of a residual interest bond held by the Fund. Such agreements commit the Fund to reimburse the sponsor of such residual interest bond, upon the termination of the trust issuing the residual interest bond, the difference between the liquidation value of the underlying security (which is the basis of the residual interest bond) and the principal amount due to the holders of the floating rate security issued in conjunction with the residual interest bond. Absent a shortfall and forebearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the residual interest bond could be terminated and the Fund could incur a loss. The Fund’s investments in residual interest bonds and similar securities described in the Prospectus and this SAI will not be considered borrowing for purposes of the Fund’s restrictions on borrowing described herein and in the Prospectus

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into a reverse repurchase agreement for various purposes, including, but not limited to, when it is able to invest the cash acquired at a rate higher than the cost of the agreement or as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.  In a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the value of the Fund.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage.  Such agreements will be treated as subject to investment restrictions regarding “borrowings.” If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Royalty Bonds	To the extent described in the Prospectus, the Fund may invest in royalty bonds.
Securities Lending

The Fund may lend its portfolio securities to major banks, broker-dealers and other financial institutions in compliance with the 1940 Act. No lending may be made with any companies affiliated with the investment adviser.  These loans earn income and are collateralized by cash, securities or letters of credit.  The Fund may realize a loss if it is not able to invest cash collateral at rates higher than the costs to enter into the loan.  When the loan is closed, the lender is obligated to return the collateral to the borrower.  The lender could suffer a loss if the value of the collateral is below the market value of the borrowed securities or if the borrower defaults on the loan.  The lender may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The investment adviser may instruct the securities lending agent to terminate loans and recall securities with voting rights so that the securities may be voted in accordance with the Fund’s proxy voting policy and procedures if deemed appropriate to do so.

Cash collateral received by the Fund in respect of loaned securities is invested in Eaton Vance Cash Collateral Fund, LLC (“Cash Collateral Fund”), a privately offered investment company holding high quality, U.S. dollar-denominated money market instruments.  The investment objective of Cash Collateral Fund is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. Although not a registered money market mutual fund, Cash Collateral Fund conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. There can be no assurance that Cash Collateral Fund will be able to maintain a stable net asset value and the Fund could experience a loss of its invested collateral.  Cash Collateral Fund invests in high quality, U.S. dollar-denominated money market instruments of domestic and foreign issuers, including U.S. Government securities and prime commercial paper. When appropriate, Cash Collateral Fund may also invest in other high-grade, short-term obligations, including certificates of deposit, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches. Cash Collateral Fund may purchase securities on a when-issued basis and for future delivery by means of “forward commitments.” Cash Collateral Fund may enter into repurchase agreements. Cash Collateral Fund may invest without limit in U.S. dollar-denominated obligations of foreign issuers, including foreign banks. Cash Collateral Fund does not limit the amount of its assets that can be invested in one type of instrument or in any foreign country. Information about the portfolio holdings of Cash Collateral Fund is available on request.  As compensation for its services as manager, Eaton Vance is paid a fee at a rate of 0.08% annually of the average daily net assets of Cash Collateral Fund. Eaton Vance pays all of Cash Collateral Fund’s custody, audit and other ordinary operating expenses, excluding extraordinary, non-recurring items such as expenses incurred in connection with litigation, proceedings, claims and reorganization expenses. Payments to Eaton Vance for managing Cash Collateral Fund are in addition to the investment advisory fee paid by the Fund.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Securities with Equity and Debt Characteristics

Securities may have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer. The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities.  If these securities are ranked at the bottom of an issuer’s debt capital structure, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

Senior Loans

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein.  Senior Loans are floating rate senior loans of borrowers with interest rates that float, adjust or vary periodically based on benchmark indicators, specified adjustment schedules or prevailing interest rates.  Senior Loans are often secured by specific assets or “collateral,” although they may not be secured by collateral.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”), generally referred to as a “syndicate”. The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.  Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan.

The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning Loan Investor and becomes a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor.  Participations in a Loan Investor’s portion of a Senior Loan typically result in a contractual relationship only with such Loan Investor, not with the borrower. As a result, the purchaser may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the borrower. The purchaser generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any set-off rights against the borrower with respect to any funds acquired by other Loan Investors and the purchaser may not directly benefit from the collateral supporting the Senior Loan. As a result, the purchaser assumes the credit risk of both the borrower and the Loan Investor selling the participation. In the event of the insolvency of the Loan Investor selling the participation, the Fund may be treated as a general creditor of such Loan Investor.

The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any collateral or other assets securing any Senior Loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the investment adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment.  The Fund will incur additional expenditures in taking protective action with respect to Senior Loans in (or anticipated to be in) default and assets securing such Loans.  In certain circumstances, the Fund may receive equity or equity-like securities from a borrower to settle the Loan or may acquire an equity interest in the borrower.  Representatives of the Fund also may join creditor or similar committees relating to Loans.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

The Fund will only acquire participations if the Loan Investor selling the participation, and any other persons interpositioned between the Fund and the Loan Investor (an “Interposed Person”), at the time of investment, has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s or Baa or P- 3 or higher by Moody’s or comparably rated by another nationally recognized rating agency) or determined by the investment adviser to be of comparable quality. Similarly, the Fund will only purchase an assignment or participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality.  Notwithstanding the forgoing, the Fund may enter into a transaction to acquire an assignment or participation with an Interposed Person where such Interposed Person does not have outstanding debt or deposit obligations rated investment grade if the Fund does so in compliance with applicable written procedures governing such transactions.

Loan Collateral. Borrowers generally will, for the term of the Senior Loan, pledge collateral to secure their obligation. In addition Senior Loans may be guaranteed by or secured by assets of the borrower’s owners or affiliates. During the term of the Senior Loan, the value of collateral securing the Loan may decline in value causing the Loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In addition, if a Senior Loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Fees. The Fund may receive a facility fee when it buys a Senior Loan, and pay a facility when it sells a Senior Loan. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower or an amendment fee.

Loan Administration.  In a typical Senior Loan the Agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to use appropriate remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower.  The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve the risk of fraud by the borrower.  It is unclear whether an investment in a Senior Loan offers the securities law protections against fraud and misrepresentation.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent.   A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other Interposed Persons similar risks may arise.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Additional Information. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of certain Senior Loans. A secondary market exists for Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

The Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. While such investments may provide opportunities for enhanced income as well as capital appreciation, they generally involve greater risk and may be considered speculative.  The Fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled borrowers. The Fund may incur legal fees as a result of such participation.  In addition, such participation may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the investment adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of a Senior Loan held by the Fund.

Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If any of these events occur, the Fund’s performance could be negatively affected.

In some instances, other accounts managed by the investment adviser may hold other securities issued by borrowers the Senior Loans of which may be held by the Fund. These other securities may include, for example, debt securities that are subordinate to the Senior Loans held by the Fund, convertible debt or common or preferred equity securities.  In certain circumstances, such as if the credit quality of the borrower deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the borrower’s Senior Loans. In such cases, the investment adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The investment adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment adviser’s client accounts collectively held only a single category of the issuer’s securities.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Short Sales

Short sales are transactions in which a party sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the party must borrow the security to make delivery to the buyer. When the party is required to return the borrowed security, it typically will purchase the security in the open market. The price at such time may be more or less than the price at which the party sold the security. Until the security is replaced, the party is required to repay the lender any dividends or interest, which accrues during the period of the loan. To borrow the security, it also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Transaction costs are incurred in effecting short sales. A short seller will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which it replaces the borrowed security. A gain will be realized if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the short seller may be required to pay, if any, in connection with a short sale. Short sales may be “against the box” or uncovered.  In a short sale “against the box,” at the time of the sale, the short seller owns or has the immediate and unconditional right to acquire the identical security at no additional cost.  In an uncovered short sale, the short seller does not own the underlying security and, as such, losses from uncovered short sales may be significant.  The Fund may sell short securities representing an index or basket of securities whose constituents the Fund holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Fund.  Use of short sales is limited by the Fund’s non-fundamental restriction relating thereto.

Short-Term Trading

Fixed-income securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, such a security may be sold and another purchased at approximately the same time to take advantage of what is believed to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.

Smaller Companies

The investment risk associated with smaller companies is higher than that normally associated with larger, more established companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger companies. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, stocks of smaller companies are often more volatile than those of larger companies, which are often traded on a national securities exchange.

Stripped Mortgage-Backed Securities (“SMBS”)

SMBS are multiclass mortgage securities. SMBS commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest from the mortgages, while the other class will receive most of the principal. In the most extreme case, the interest only class receives all of the interest while the principal only class receives the entire principal. The yield to maturity on an interest only class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the initial investment in these securities may not be recouped. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgages are generally higher than prevailing market yields on other MBS because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Structured Notes

See also “Derivative Instruments and Related Risks” herein.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Swap Agreements

See also “Derivative Instruments and Related Risks” herein.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).  Other types of swap agreements may calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether the use of swap agreements will be successful will depend on the investment adviser's ability to predict correctly whether certain types of reference instruments are likely to produce greater returns than other instruments.  Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days.  The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund under the swap).  Developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements, as well as to participate in swap agreements in the future.  If there is a default by the counterparty to a swap, the Fund will have contractual remedies pursuant to the swap agreement, but any recovery may be delayed depending on the circumstances of the default. Swap agreements include (but are not limited to):

Currency Swaps. Currency swaps involve the exchange of the rights of the parties to make or receive payments in specified currencies. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If the investment adviser is incorrect in its forecasts of market value and currency exchange rates, performance may be adversely affected.

Equity Swaps. An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index, such as the S&P 500. The other party’s payments can be based on a fixed rate, a non-equity variable rate, or even a different equity index. The Fund may enter into equity index swaps on a net basis pursuant to which the future cash flows from two reference instruments are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Credit Default Swaps.  Under a credit default swap agreement, the protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference instrument has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the reference instrument in exchange for an equal face amount of the reference instrument described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  The determination of a credit event under the swap agreement will depend on the terms of the agreement and may rely on the decision of persons that are not a party to the agreement.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Inflation Swaps.  Inflation swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis.  If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  The Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis.  Certain federal income tax requirements may limit the Fund’s ability to engage in certain interest rate transactions.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Swaptions

See also “Derivative Instruments and Related Risks” herein.  A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Tax-Managed Investing

Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of a mutual fund that invests in equities which are treated differently for federal income tax purposes: price appreciation, distributions of qualified dividend income, distributions of other investment income and distributions of realized short-term and long-term capital gains. Distributions of income other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income.  Distributions of qualified dividend income and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 20%. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. Returns derived from price appreciation are untaxed until the shareholder disposes of his or her shares. Upon disposition, a capital gain (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the disposition and the shareholder’s adjusted tax basis is realized.

Trust Certificates

Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. Trust certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

U.S. Government Securities

U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. The U.S. Government generally is not obligated to provide support to its instrumentalities.  The principal of and/or interest on certain U.S. Government securities could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.  For additional information about Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, see “Events Regarding FNMA and FHLMC” herein.

Unlisted Securities

Unlisted securities are neither listed on a stock exchange nor traded over-the-counter. Unlisted securities may include investments in new and early stage companies, which may involve a high degree of business and financial risk that can result in substantial losses and may be considered speculative. Such securities will generally be deemed to be illiquid. Because of the absence of any public trading market for these investments, it may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid or less than what may be considered the fair value of such securities. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, in foreign jurisdictions any capital gains realized on the sale of such securities may be subject to higher rates of foreign taxation than taxes payable on the sale of listed securities.

Utility and Financial Service Companies	To the extent described in the Prospectus, the Fund may concentrate its investments in utility and/or financial services companies.
Variable Rate Obligations

Variable rate instruments provide for adjustments in the interest rate at specified intervals (daily, weekly, monthly, semiannually, etc.) based on market conditions, credit ratings or interest rates and the investor may have the right to “put” the security back to the issuer or its agent. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.  The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Warrants

See also “Derivative Instruments and Related Risks” herein.  Warrants are an option, but not the obligation, to purchase an instrument at a fixed price valid for a specific period of time. Warrants typically are issued by the issuer of the underlying reference instrument. Warrants do not represent ownership of the instrument, but only the right to buy it. The prices of warrants do not necessarily move parallel to the prices of the underlying reference instruments. Warrants may become valueless if not sold or exercised prior to their expiration.  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. These factors can make warrants more speculative than other types of investments. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants.)

When-Issued Securities, Delayed Delivery and Forward Commitments

Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  When the Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Zero Coupon Bonds

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

APPENDIX A

Class A Fees, Performance and Ownership

Sales Charges and Distribution and Service Fees.  For the fiscal year ended September 30, 2012, the following table shows (1) total sales charges paid by each Fund, (2) sales charges paid to financial intermediaries, (3) sales charges paid to the principal underwriter, (4) approximate CDSC payments to the principal underwriter, (5) total distribution and service fees paid by each Fund, and (6) distribution and service fees paid to financial intermediaries.  Distribution and service fees that were not paid to financial intermediaries were retained by the principal underwriter.

Fund	Total Sales Charges Paid	Sales Charges to Financial Intermediaries	Sales Charges to Principal Underwriter	CDSC to Principal Underwriter	Total Distribution and Service Fees Paid	Distribution and Service Fees Paid to Financial Intermediaries
AMT-Free Fund*	$ 254,780	$ 226,616	$ 28,164	$ 27,000	$ 577,425	$ 685,796
California	193,687	160,393	33,294	1,400	389,878	366,926
Massachusetts	199,390	168,260	31,130	24,400	321,782	300,425
National	3,807,180	3,254,511	552,669	38,000	7,257,927	6,457,538
New York	443,356	370,543	72,813	3,000	515,834	472,103
Ohio	343,326	286,569	56,757	0	361,048	335,160

*  For the nine months ended September 30, 2012.

For the fiscal years ended September 30, 2011 and September 30, 2010, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts. The balance of such amounts was paid to financial intermediaries.

Fund	September 30, 2011 Total Sales Charges Paid	September 30, 2011 Sales Charges to Principal Underwriter	September 30, 2010 Total Sales Charges Paid	September 30, 2010 Sales Charges to Principal Underwriter
AMT-Free Fund*	$ 137,678	$ 16,700	$ 302,691	$ 44,533
California	122,174	21,627	157,733	27,273
Massachusetts	87,961	12,335	224,170	38,983
National	2,887,613	438,947	5,498,677	833,660
New York	211,099	32,153	526,206	76,438
Ohio	132,081	22,047	666,404	106,379

*  For the fiscal years ended December 31, 2011 and December 31, 2010.

Performance Information.  The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table.  Any performance presented with an asterisk (*) includes the effect of subsidizing expenses.  Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested.  Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return.  For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes.  After-tax returns are calculated using certain assumptions.  After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant.  Also, Return After Taxes on Distributions and the sale of Fund Shares for a period may be greater than or equal to

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

AMT-Free Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	15.19%	4.48%	4.57%
Before Taxes and Including Maximum Sales Charge	9.76%	3.47%	4.06%
After Taxes on Distributions and Excluding Maximum Sales Charge	15.18%	4.48%	4.56%
After Taxes on Distributions and Including Maximum Sales Charge	9.75%	3.46%	4.06%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	11.49%	4.45%	4.57%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	7.88%	3.57%	4.12%

California Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	13.17%	4.31%	4.08%
Before Taxes and Including Maximum Sales Charge	7.76%	3.30%	3.58%
After Taxes on Distributions and Excluding Maximum Sales Charge	13.17%	4.29%	4.04%
After Taxes on Distributions and Including Maximum Sales Charge	7.76%	3.28%	3.54%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	10.00%	4.28%	4.11%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	6.42%	3.40%	3.66%

Massachusetts Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	12.05%	4.54%	4.28%
Before Taxes and Including Maximum Sales Charge	6.78%	3.53%	3.77%
After Taxes on Distributions and Excluding Maximum Sales Charge	12.04%	4.53%	4.27%
After Taxes on Distributions and Including Maximum Sales Charge	6.77%	3.53%	3.77%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	9.26%	4.50%	4.30%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	5.76%	3.62%	3.85%

National Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	14.42%	3.15%	4.80%
Before Taxes and Including Maximum Sales Charge	8.95%	2.16%	4.29%
After Taxes on Distributions and Excluding Maximum Sales Charge	14.41%	3.15%	4.79%
After Taxes on Distributions and Including Maximum Sales Charge	8.94%	2.15%	4.29%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	11.20%	3.39%	4.85%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	7.55%	2.52%	4.40%

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

New York Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	11.98%	4.72%	4.34%
Before Taxes and Including Maximum Sales Charge	6.65%	3.70%	3.83%
After Taxes on Distributions and Excluding Maximum Sales Charge	11.98%	4.70%	4.30%
After Taxes on Distributions and Including Maximum Sales Charge	6.65%	3.69%	3.80%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	9.34%	4.66%	4.35%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	5.81%	3.77%	3.89%

Ohio Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	12.29%	4.93%	4.92%
Before Taxes and Including Maximum Sales Charge	6.94%	3.91%	4.42%
After Taxes on Distributions and Excluding Maximum Sales Charge	12.29%	4.93%	4.92%
After Taxes on Distributions and Including Maximum Sales Charge	6.94%	3.91%	4.41%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	9.46%	4.80%	4.86%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	5.91%	3.92%	4.41%

Control Persons and Principal Holders of Securities.  At January 1, 2013, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

AMT-Free Fund	National Financial Services LLC	Jersey City, NJ	13.8%
	First Clearing LLC	St. Louis, MO	11.2%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	10.6%
	American Enterprise Investment Services	Minneapolis, MN	9.7%
	UBS WM USA	Weekawken, NJ	9.2%
	Charles Schwab & Co. Inc.	San Francisco, CA	8.9%
	Pershing LLC	Jersey City, NJ	8.8%
	Morgan Stanley Smith Barney	Jersey City, NJ	6.9%
California Fund	First Clearing LLC	St. Louis, MO	16.4%
	Morgan Stanley Smith Barney	Jersey City, NJ	16.1%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	12.9%
	UBS WM USA	Weekawken, NJ	11.3%
Massachusetts Fund	Morgan Stanley Smith Barney	Jersey City, NJ	12.5%
	National Financial Services LLC	Jersey City, NJ	11.2%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	10.9%
	First Clearing LLC	St. Louis, MO	10.2%
	Pershing LLC	Jersey City, NJ	10.0%
	UBS WM USA	Weekawken, NJ	8.8%

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

National Fund	First Clearing LLC	St. Louis, MO	14.2%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11.5%
	Morgan Stanley Smith Barney	Jersey City, NJ	10.2%
	UBS WM USA	Weekawken, NJ	9.3%
	American Enterprise Investment Services	Minneapolis, MN	8.5%
	National Financial Services LLC	Jersey City, NJ	8.1%
	Pershing LLC	Jersey City, NJ	6.3%
New York Fund	Morgan Stanley Smith Barney	Jersey City, NJ	15.3%
	Pershing LLC	Jersey City, NJ	9.9%
	First Clearing LLC	St. Louis, MO	9.6%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	6.7%
	Charles Schwab & Co. Inc.	San Francisco, CA	6.3%
	UBS WM USA	Weekawken, NJ	5.9%
Ohio Fund	National Financial Services LLC	Jersey City, NJ	23.3%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	11.8%
	First Clearing LLC	St. Louis, MO	9.4%
	Morgan Stanley Smith Barney	Jersey City, NJ	7.4%
	UBS WM USA	Weekawken, NJ	6.7%
	Pershing LLC	Jersey City, NJ	5.7%

Beneficial owners of 25% or more of this Class of a Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

APPENDIX B

Class B Fees, Performance and Ownership

Distribution and Service Fees.  For the fiscal year ended September 30, 2012, the following table shows (1) sales commissions paid by the principal underwriter to financial intermediaries on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) approximate CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, and (6) service fees paid to financial intermediaries.  The service fees paid by the Funds that were not paid to financial intermediaries were retained by the principal underwriter.

Fund	Commission Paid by Principal Underwriter to Financial Intermediaries	Distribution Fee Paid to Principal Underwriter	CDSC Paid to Principal Underwriter	Uncovered Distribution Charges	Service Fees	Service Fees Paid to Financial Intermediaries
AMT-Free*	$ 1,587	$ 34,309	$ 6,000	$ 561,000(10.7%)	$ 11,437	$ 15,523
National	32,016	857,402	136,000	7,557,000(7.3%)	285,801	276,687
New York	5,604	74,612	7,900	152,000(1.7%)	19,897	18,135

*  For the nine months ended September 30, 2012.

Performance Information.  The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table.  Any performance presented with an asterisk (*) includes the effect of subsidizing expenses.  Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested.  Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return.  For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes.  After-tax returns are calculated using certain assumptions.  After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant.  Also, Return After Taxes on Distributions and the sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

AMT-Free Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	14.27%	3.70%	3.81%
Before Taxes and Including Maximum Sales Charge	9.27%	3.36%	3.81%
After Taxes on Distributions and Excluding Maximum Sales Charge	14.27%	3.69%	3.80%
After Taxes on Distributions and Including Maximum Sales Charge	9.27%	3.35%	3.80%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	10.61%	3.68%	3.82%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	7.36%	3.40%	3.82%

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

National Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	13.57%	2.38%	4.10%
Before Taxes and Including Maximum Sales Charge	8.57%	2.06%	4.10%
After Taxes on Distributions and Excluding Maximum Sales Charge	13.57%	2.38%	4.10%
After Taxes on Distributions and Including Maximum Sales Charge	8.57%	2.05%	4.10%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	10.36%	2.63%	4.16%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	7.11%	2.36%	4.16%

New York Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	11.14%	3.91%	3.65%
Before Taxes and Including Maximum Sales Charge	6.14%	3.57%	3.65%
After Taxes on Distributions and Excluding Maximum Sales Charge	11.14%	3.90%	3.62%
After Taxes on Distributions and Including Maximum Sales Charge	6.14%	3.56%	3.62%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	8.52%	3.87%	3.67%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	5.27%	3.58%	3.67%

Control Persons and Principal Holders of Securities.  At January 1, 2013, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

AMT-Free	First Clearing LLC	St. Louis, MO	19.2%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	19.2%
	National Financial Services LLC	Jersey City, NJ	12.3%
	Morgan Stanley Smith Barney	Jersey City, NJ	10.0%
	Pershing LLC	Jersey City, NJ	9.9%
	American Enterprise Investment Services	Minneapolis, MN	7.9%
National	First Clearing LLC	St. Louis, MO	31.2%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	17.2%
	National Financial Services LLC	Jersey City, NJ	9.5%
	Pershing LLC	Jersey City, NJ	8.3%

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

New York	First Clearing LLC	St. Louis, MO	26.1%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	19.3%
	Pershing LLC	Jersey City, NJ	17.8%
	National Financial Services LLC	Jersey City, NJ	5.4%
	Janney Montgomery Scott LLC	Philadelphia, PA	5.2%

Beneficial owners of 25% or more of this Class of a Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

APPENDIX C

Class C Fees, Performance and Ownership

Distribution and Service Fees.  For the fiscal year ended September 30, 2012, the following table shows (1) sales commissions paid by the principal underwriter to financial intermediaries on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) approximate CDSC payments to the principal underwriter, (4) uncovered distribution charges (if applicable) under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, and (6) service fees paid to financial intermediaries.  The service fees paid by the Funds that were not paid to financial intermediaries were retained by the principal underwriter.

Fund	Commission Paid by Principal Underwriter to Financial Intermediaries	Distribution Fee Paid to Principal Underwriter	CDSC Paid to Principal Underwriter	Uncovered Distribution Charges	Service Fees	Service Fees Paid to Financial Intermediaries
AMT-Free*	$ 365,222	$ 266,196	$ 2,000	$ 3,931,000(7.8%)	$ 88,732	$ 100,427
California	88,959	84,904	0	1,207,000(9.6%)	28,301	29,653
Massachusetts	166,723	163,112	400	2,354,000(9.9%)	43,497	43,920
National	6,956,650	7,113,304	46,000	159,217,000(16.2%)	2,371,101	2,318,883
New York	336,560	315,861	900	3,736,000(8.0%)	84,230	89,001
Ohio	200,234	179,599	1,400	3,237,000(11.6%)	47,893	52,550

*  For the nine months ended September 30, 2012.

Performance Information.  The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000.  Total return for the period prior to the date this Class of each Fund was first offered, reflects the total return of Class B, adjusted to reflect the Class C CDSC.  The Class C total return has not been adjusted to reflect certain other expenses (such as distribution and service fees).  If such adjustments were made, the Class C total return would be different.  Any performance presented with an asterisk (*) includes the effect of subsidizing expenses.  Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested.  Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return.  For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes.  After-tax returns are calculated using certain assumptions.  After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant.  Also, Return After Taxes on Distributions and the sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

AMT-Free Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	14.39%	3.72%	3.82%
Before Taxes and Including Maximum Sales Charge	13.39%	3.72%	3.82%
After Taxes on Distributions and Excluding Maximum Sales Charge	14.39%	3.72%	3.81%
After Taxes on Distributions and Including Maximum Sales Charge	13.39%	3.72%	3.81%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	10.68%	3.70%	3.83%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	10.03%	3.70%	3.83%
Class C commenced operations May 2, 2006.

California Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	12.38%	3.56%	3.42%
Before Taxes and Including Maximum Sales Charge	11.38%	3.56%	3.42%
After Taxes on Distributions and Excluding Maximum Sales Charge	12.38%	3.54%	3.38%
After Taxes on Distributions and Including Maximum Sales Charge	11.38%	3.54%	3.38%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	9.20%	3.54%	3.45%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	8.55%	3.54%	3.45%
Class C commenced operations August 31, 2004.

Massachusetts Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	11.21%	3.76%	3.52%
Before Taxes and Including Maximum Sales Charge	10.21%	3.76%	3.52%
After Taxes on Distributions and Excluding Maximum Sales Charge	11.21%	3.75%	3.52%
After Taxes on Distributions and Including Maximum Sales Charge	10.21%	3.75%	3.52%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	8.43%	3.72%	3.55%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	7.78%	3.72%	3.55%
Class C commenced operations May 2, 2006.

National Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	13.58%	2.38%	4.03%
Before Taxes and Including Maximum Sales Charge	12.58%	2.38%	4.03%
After Taxes on Distributions and Excluding Maximum Sales Charge	13.26%	2.32%	4.00%
After Taxes on Distributions and Including Maximum Sales Charge	12.26%	2.32%	4.00%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	10.07%	2.58%	4.07%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	9.42%	2.58%	4.07%

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

New York Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	11.15%	3.93%	3.41%
Before Taxes and Including Maximum Sales Charge	10.15%	3.93%	3.41%
After Taxes on Distributions and Excluding Maximum Sales Charge	11.15%	3.93%	3.36%
After Taxes on Distributions and Including Maximum Sales Charge	10.15%	3.93%	3.36%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	8.52%	3.89%	3.44%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	7.87%	3.89%	3.44%
Class C commenced operations September 30, 2003.

Ohio Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes and Excluding Maximum Sales Charge	11.34%	4.13%	4.15%
Before Taxes and Including Maximum Sales Charge	10.34%	4.13%	4.15%
After Taxes on Distributions and Excluding Maximum Sales Charge	11.33%	4.13%	4.15%
After Taxes on Distributions and Including Maximum Sales Charge	10.33%	4.13%	4.15%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	8.55%	4.01%	4.10%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	7.90%	4.01%	4.10%
Class C commenced operations February 3, 2006.

Control Persons and Principal Holders of Securities.  At January 1, 2013, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

AMT-Free	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	26.5%
	Morgan Stanley Smith Barney	Jersey City, NJ	15.3%
	First Clearing LLC	St. Louis, MO	11.2%
	UBS WM USA	Weekawken, NJ	9.1%
	Pershing LLC	Jersey City, NJ	6.1%
	Raymond James Omnibus for Mutual Funds House	St. Petersburg, FL	5.4%
California	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	31.8%
	First Clearing LLC	St. Louis, MO	19.9%
	Morgan Stanley Smith Barney	Jersey City, NJ	14.5%
	UBS WM USA	Weekawken, NJ	7.9%
Massachusetts	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	20.5%
	Pershing LLC	Jersey City, NJ	20.4%
	Morgan Stanley Smith Barney	Jersey City, NJ	8.5%
	National Financial Services LLC	Jersey City, NJ	7.7%
	First Clearing LLC	St. Louis, MO	7.5%

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

National	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	24.1%
	First Clearing LLC	St. Louis, MO	15.8%
	Morgan Stanley Smith Barney	Jersey City, NJ	11.8%
	UBS WM USA	Weekawken, NJ	8.6%
	Pershing LLC	Jersey City, NJ	6.2%
New York	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	20.5%
	Morgan Stanley Smith Barney	Jersey City, NJ	18.3%
	Pershing LLC	Jersey City, NJ	14.6%
	UBS WM USA	Weekawken, NJ	11.9%
	First Clearing LLC	St. Louis, MO	11.6%
	Charles Schwab & Co. Inc.	San Francisco, CA	7.5%
Ohio	National Financial Services LLC	Jersey City, NJ	25.8%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	15.6%
	Pershing LLC	Jersey City, NJ	11.7%
	Charles Schwab & Co. Inc.	San Francisco, CA	7.7%
	UBS WM USA	Weekawken, NJ	7.0%
	Morgan Stanley Smith Barney	Jersey City, NJ	6.2%
	First Clearing LLC	St. Louis, MO	5.6%
	American Enterprise Investment Services	Minneapolis, MN	5.0%

Beneficial owners of 25% or more of this Class of a Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

APPENDIX D

Class I Performance & Ownership

The Trustees of the Trust have determined that Class I shares of the Massachusetts Fund shall only be available to employees of Eaton Vance Corp. (and its affiliates, including subsidiaries), clients of Eaton Vance Corp. (and its affiliates, including subsidiaries) and certain institutional investors. The Massachusetts Fund and/or the principal underwriter reserve the right to permit purchases by other than affiliates, subsidiaries or clients of Eaton Vance Corp.

Performance Information.  The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000.  Total return for the period prior to the date this Class of each Fund was first offered, reflects the total return of the  Fund's Class A shares in the case of the California Fund, Massachusetts Fund and Ohio Fund and Class B shares in the case of the National Fund and New York Fund.  The total return shown below has not been adjusted to reflect Fund expenses (such as distribution and/or service fees).  If such an adjustment was made, the total return of this Class would be different.  Any performance presented with an asterisk (*) includes the effect of subsidizing expenses.  Performance would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested.  Each Fund’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, a Fund’s current performance may be lower or higher than the quoted return.  For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes.  After-tax returns are calculated using certain assumptions.  After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant.  Also, Return After Taxes on Distributions and the sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

AMT-Free Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	15.44%	4.72%	4.83%
After Taxes on Distributions	15.44%	4.72%	4.82%
After Taxes on Distributions and Redemption	11.75%	4.69%	4.83%

California Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	13.56%	4.56%	4.21%
After Taxes on Distributions	13.56%	4.54%	4.17%
After Taxes on Distributions and Redemption	10.35%	4.52%	4.23%
Class I commenced operations March 3, 2008

Massachusetts Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	12.28%	4.75%	4.51%
After Taxes on Distributions	12.26%	4.74%	4.51%
After Taxes on Distributions and Redemption	9.48%	4.70%	4.53%

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

National Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	14.71%	3.41%	5.06%
After Taxes on Distributions	14.69%	3.40%	5.06%
After Taxes on Distributions and Redemption	11.47%	3.64%	5.12%

New York Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	12.20%	4.90%	4.43%
After Taxes on Distributions	12.20%	4.89%	4.39%
After Taxes on Distributions and Redemption	9.56%	4.84%	4.44%
Class I commenced operations March 3, 2008

Ohio Fund	Length of Period Ended September 30, 2012
Average Annual Total Return:	One Year	Five Years	Ten Years
Before Taxes	12.39%	5.01%	4.96%
After Taxes on Distributions	12.39%	5.01%	4.96%
After Taxes on Distributions and Redemption	9.60%	4.88%	4.90%
Class I commenced operations August 3, 2010

Control Persons and Principal Holders of Securities.  At January 1, 2013, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

AMT-Free	National Financial Services LLC	Jersey City, NJ	17.3%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	13.6%
	First Clearing LLC	Jacksonville, FL	12.0%
	Morgan Stanley Smith Barney	Jersey City, NJ	8.3%
	SEI Private Trust Company c/o Mellon Bank	Oaks, PA	8.2%
	Charles Schwab & Co. Inc.	San Francisco, CA	6.8%
California	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	12.5%
	First Clearing LLC	Jacksonville, FL	8.8%
	Morgan Stanley Smith Barney	Jersey City, NJ	6.9%
Massachusetts	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	25.3%
	National Financial Services LLC	Jersey City, NJ	20.9%
	Morgan Stanley Smith Barney	Jersey City, NJ	11.4%
	SEI Private Trust Company c/o State Street Bank & Trust	Oaks, PA	6.5%
	SEI Private Trust Company c/o State Street Bank & Trust	Oaks, PA	5.2%

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

National	LPL Financial	San Diego, CA	60.9%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	9.7%
	First Clearing LLC	Jacksonville, FL	8.1%
	Morgan Stanley Smith Barney	Jersey City, NJ	5.4%
New York	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	49.1%
	Morgan Stanley Smith Barney	Jersey City, NJ	17.1%
	First Clearing LLC	Jacksonville, FL	11.1%
Ohio	Merrill Lynch, Pierce, Fenner & Smith Incorporated	Jacksonville, FL	48.2%
	First Clearing LLC	Jacksonville, FL	24.3%
	Morgan Stanley Smith Barney	Jersey City, NJ	16.6%
	UBS WM USA	Weekawken, NJ	8.9%

Beneficial owners of 25% or more of this Class of a Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

APPENDIX E

STATE SPECIFIC INFORMATION

Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of a Fund’s policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. Information is also included below about U.S. territories in which a Fund may invest. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state. The Trust has not independently verified this information.

The bond ratings provided in this SAI are current as of the date of the SAI. The following describes economic conditions which may not continue and could change materially. There can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the state. A state’s political subdivisions may have different ratings which are unrelated to the ratings assigned to state obligations.

CALIFORNIA

Population and Economy of the State

The State of California (the “State” or “California”) is by far the most populous state in the nation, over 48 percent larger than the second-ranked state according to the 2010 U.S. Census.  The State’s population of about 37.3 million represents over 12 percent of the total U.S. population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.  The relative proportion of the various components of the California economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on the California economy.

The State, like the rest of the nation, has been slowly emerging from the most significant economic downturn since the Great Depression of the 1930s, marked in California by high unemployment, steep contraction in housing construction and home values, a drop in Statewide assessed valuation of property for the first time on record, a year-over-year decline in personal income in the State for the first time in 60 years, and a sharp drop in taxable sales.  Because of the magnitude of the economic displacement resulting from the recession, the State continues to face significant financial challenges.

California’s economy continued its slow recovery in 2012 despite financially strapped State and local governments, and is expected to continue to grow at a moderate pace in 2013.  From July 2007 to September 2009, the State lost nearly 1.4 million jobs.  As of November 2012, California has had modest gains in job growth since September 2009.  The State’s unemployment rate (seasonally adjusted) in November 2012 was 9.8 percent, which was down from 11.3 percent in November 2011.  The overall U.S. unemployment rate in November 2012 was 7.7 percent.  The local government job market has been hard hit since the national recession began in December 2007, which is significant as this sector has comprised 11 to 12 percent of the non-farm employment in California over the last several decades.  If local governments are not able to make their revenue benchmarks, this sector could lose more jobs.  California’s economy is being pulled, in part, by wage and salary growth in high-income labor markets, in particular in the technology sector in the Silicon Valley and other areas of the State.

The precipitous decline of the State’s housing sector appears to have ended and signs of a moderate recovery exist.  Rising demand for homes, coupled with limited inventories of homes for sale, drove existing home prices up in 2012.  In 2011, there were 155,000 foreclosures in California, down from 238,000 in 2009.  As of the third quarter of 2012, foreclosure rates continued to decline in 2012.  Foreclosure rates may increase in the future as a result of the resetting of rates on adjustable rate mortgages, the commencement of amortization on mortgages that were previously in an interest-only mode, and the expiration of mortgage foreclosure relief programs.  The impact of the resetting may be mitigated by the resets being spread out over multiple years, and may be further mitigated if mortgage interest rates remain low.  In addition, it is generally believed that the State has a large (but difficult to measure) “hidden inventory” of homes in default or facing foreclosure.

Recent State Budget Issues

Budget deficits have recurred from year-to-year for over a decade.  Weakness in the State economy caused State tax revenues to decline precipitously, resulting in large budget gaps and cash shortfalls.  In addition to the recent economic downturn, California’s chronic budget crises are also a result of State spending commitments funded by temporary spikes in revenues.  Once revenues return to their normal trend or drop precipitously, these commitments cannot be sustained, and dramatic cuts to

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

programs and/or tax increases sometimes have been required.  Budgets also have repeatedly been balanced using, at least in part, unrealized assumptions and one-time or temporary measures.

California’s budget challenges have been exacerbated by a “wall of debt,” which is an unprecedented level of debt, deferrals and budgetary obligations that have accumulated for over a decade.  As a result, the State is paying for the expenses of the past and will do so for the foreseeable future.  The total debt obligations for the end of 2010-11 were $34.7 billion.

The 2013-14 budget proposal projects a balanced budget.  For the first time in over a decade, the proposal projects a balanced budget in future years, eliminating the estimated $20 billion annual shortfalls that were projected two years ago.  Many challenges to having a balanced budget, however, remain. The budget is balanced by only a narrow margin.  The budget proposal projects modest economic growth, while the pace of the nation’s and the State’s economic recovery remains uncertain.  There may be pressure to increase spending if the federal government shifts additional program costs to the State and as health care costs rise.  Further, the federal government and courts could interfere with authorized budget cuts.  In addition, the State has not begun the process of addressing its huge unfunded liabilities associated with the teachers’ retirement system and state retiree health benefits.

The discussion below of the fiscal year 2012-13 and 2013-14 budgets is based on estimates and projections of revenues and expenditures by the Governor’s administration, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in California and the nation, and there can be no assurance that the estimates will be achieved.

Governor’s Proposed State Budget for Fiscal Year 2013-14

Governor Brown released his fiscal year 2013-14 budget proposal on January 10, 2013.  The Governor’s administration estimates that fiscal year 2012-13 will have a $2.4 billion operating surplus, which will erase the $2.2 billion deficit that remained after fiscal year 2011-12.  This will leave the General Fund with a small reserve for 2013-14.  The budget projects General Fund revenues of $98.5 billion, General Fund expenditures of $97.7 billion, and a $1 billion reserve at the end of 2013-14.

The proposed General Fund and special fund spending for fiscal year 2012-13 is $138.6 billion, a 4.5% increase in spending from the prior fiscal year.  The largest spending increases are in education and health care.  The Governor proposes expanding Medi-Cal under the federal health care reform law.  The Governor proposes a new formula to finance K-12 education and the proposed budget increases General Fund support for higher education by $1.4 billion (13 percent) than under the 2012 Budget Act.  Other spending levels reflect a baseline budget, meaning that state-supported program and service levels established in 2012-13 generally will continue “as is” in 2013-14.

The California Legislative Analyst’s Office (“LAO”) states that the proposed budget “reflects a significant improvement in the state’s finances, due to the economic recovery, prior budgetary restraint, and voters’ approval of temporary tax increases.”  Over the past decade, budgets have included billions of dollars in proposed solutions to close budget shortfalls.  Now, however, the State’s underlying expenditures and revenues are roughly in balance.  The administration proposed a limited set of actions (such as delaying repayment of some special fund loans and authorized two health-related taxes) in order to keep the budget in balance, build a modest reserve and fund a limited number of augmentations.  The Governor also proposes to eliminate most of the “wall of debt,” about $34 billion of selected budgetary obligations that were incurred in recent years, though 2016-17.

There are several risks in the revenue estimates given the uncertainty in federal fiscal policy and volatility inherent in the State’s revenue system.  Under the Governor’s multiyear plan, the State would still not have a sizable reserve at the end of 2016-17 and would not have addressed the huge unfunded liabilities in its public retirement system and state retiree health benefits.  The budget proposal assumes a continuation of the current moderate economic recovery in the U.S. and California.

Fiscal Year 2012-13 State Budget

Governor Brown released his 2012-13 budget proposal on January 5, 2012.  The budget proposal forecasted that economic recovery in California would continue at a slow pace.  The Governor projected that the State would end fiscal year 2011-12 with a deficit of $4.1 billion and, absent corrective actions, a projected deficit of $5.1 billion in 2012-13.  The proposal included $10.3 billion in spending cuts and revenue increases to balance the budget and rebuild a $1.1 billion reserve.  The proposal was based on the assumption that voters in November would approve a temporary tax increase on individuals with incomes over $250,000 and a temporary increase in sales tax.

Spending cuts in the proposed budget included reductions to CalWORKs and subsidized child care, merging service delivery for Medi-Cal and Medicare, reducing funding for schools, reducing college grants, and repealing or suspending many State mandates on local governments.  The proposed tax measures would prevent budget triggers that would cut spending to education and local public safety funding, as well as allow the State to invest in higher education and pay off $33 billion in

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outstanding budgetary borrowings and deferrals by 2015-16.  The 2012-13 budget proposal and the 2011 Budget Act both shifted various programs from the State to the local level and eliminated or consolidated many State boards, commissions, programs and departments.  The 2012-13 budget proposal also included a major reorganization of the remaining State entities.

The initial budget for 2012-13 estimated that the State faced a $9.2 billion budget problem.  The May revisions for 2012-13 (the “2012 May Revision”) estimated that the problem increased to $15.7 billion.  The 2012 May Revision continued the policies in the 2011 Budget Act of cutting costs, moving government programs from the State to local level and paying down debt.

On June 15, 2012, the Legislature sent the 2012-13 budget bill to the Governor, and the Governor signed the final budget package for 2012-13 (the “2012 Budget Act”) on June 27, 2012.  In approving the 2012 Budget Act, the Governor exercised his line-item veto power to reduce General Fund expenditures by about $129 million and reduce special fund spending by $67 million.  The 2012 Budget Act closed a projected budget gap of $15.7 billion over the fiscal years of 2011-12 and 2012-13 and projected a $948 million reserve by June 30, 2012, by enacting a total of $16.6 billion in solutions.  General Fund revenues and transfers for fiscal year 2012-13 were projected at $95.0 billion, an increase of $9.1 billion compared with the prior fiscal year.  General Fund expenditures for fiscal year 2012-13 were projected at $91.3 billion, an increase of $4.3 billion compared to the prior fiscal year.  General Fund spending outside of Proposition 98 was projected to decline by $1.5 billion (2.8 percent), excluding a required one-time repayment of $2.1 billion the State borrowed from local governments in 2009.  The 2012 Budget Act also included special fund expenditures of $39.4 billion and bond fund expenditures of $11.7 billion.

The 2012 Budget Act continued the shifting of various programs from the State to the local level and eliminated or consolidated many State boards, commissions, programs and departments, including a major reorganization of State entities.  The 2012 Budget Act assumed that voters would approve Proposition 30, which would temporarily raise personal income taxes for upper income taxpayers and increase sales taxes.  Voters approved this proposition in November 2012.

As part of the 2012-13 budget process, the Legislature approved an ongoing funding structure for the State programs realigned to the local government.  The 2012 Budget Act projected steady growth of the State’s major tax revenue sources.  The Brown administration projected that the General Fund budget would be balanced on an ongoing basis for the first time in over a decade.

Total General Fund receipts for the first half of the 2012-13 fiscal year (from July 1, 2012 to December 31, 2012) equaled $39.9 billion, which trailed expectations by $1.4 billion.  Spending for the first half of the 2012-13 fiscal year equaled $54.5 billion, which exceeded projections by $2.8 billion.  This resulted in a cumulative cash flow gap of $14.6 billion for the first six months of the 2012-13 fiscal year.  Added to the $9.6 billion carried over from the previous fiscal year, the State had a loan balance of $24.2 billion.  Timing discrepancies, however, accounted for part divergence from the spending and revenue projections, and the State continued to show signs of economic growth.

Ratings

As of January 2013, the following ratings for California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch):

Fitch	Moody’s	S&P
A-	A1	A-

These ratings are among the lowest of any of the 50 states.  These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.  There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Local Governments

General.  The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County.  Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas.  There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.  Spending and revenues collected by the State or by local government has shifted over the past decades.

The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978.  Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose ”special taxes“ (those devoted to a specific purpose) without two-thirds voter approval.  Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of

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local governments to raise taxes, fees, and other exactions.  Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges.  During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts.  However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship.  These constitutional and statutory changes implemented an agreement negotiated between former Governor Schwarzenegger and local government officials (the ”State-local agreement“) in connection with the 2004 Budget Act.

As part of the State-local agreement, voters in the November 2004 election approved Proposition 1A.  Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee (”VLF“) revenues as of November 3, 2004.  This proposition permitted the State to borrow from local government funds.  Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources.  Allocation of local transportation funds cannot be changed without an extensive process.

In addition, the 2011 Budget Act realigned the state-local relationship, and shifted approximately $5.6 billion in State program costs to local governments (primarily to counties), and provided a comparable amount of funds to support these new local government commitments.  The programs shifted included health and human services programs (like child welfare services and mental health programs) and criminal justice programs.  The 2011 Budget Act established various formulas to determine how much revenue from state sales tax and state and local VLF revenues is deposited into accounts for local programs, several of which have annual caps on how much funding they can receive.  The 2012 Budget Act continued the shifting of program costs from the State to the local level.

Proposition 26, adopted on November 2, 2010, makes it harder for the State to generate revenue from increasing taxes as the proposition expands the definition of ”taxes“ under existing Constitutional provisions. A two-thirds vote of the Legislature is required to approve a tax increase.  After the November 2012 election, the Democrats gained a supermajority in both houses of the State Legislature, giving Democrats a two-third majority needed to pass legislation that increases taxes, as well as override a veto by the Governor.

State of California Finances

The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State of California Treasury and is not required by law to be credited to any fund and earnings from the investment of State moneys not allocable to another Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of California.  The State's major revenue sources are from personal income tax, sales tax, corporation tax, insurance tax and estate tax.

Retirement Liabilities

The State’s retirement programs are projected to have significant and growing unfunded liabilities.  The Governor’s office estimated that, as of January 2012, the State faces unfunded pension obligations of $45.2 billion and unfunded retiree health obligations of $59.9 billion.  If the State does not take action concerning these liabilities soon, the extra costs needed to retire these unfunded liabilities over the next few decades will likely increase dramatically.  Lower than expected investment returns have been a primary reason for the growth of unfunded pension liabilities in the last decade.  There has also been benefit increases that are implemented retroactively, and demographic and pay changes among employees and retirees.  In addition, the State has very little flexibility under case law to alter benefit and funding arrangements for current employees.  Generally, pension benefit packages, once promised to an employee, cannot be reduced, either retrospectively or prospectively.  The State’s annual required contributions to CalPERS and CalSTRS may need to significantly increase in the future.  In addition, governments typically do not ”pre-fund“ their retiree health liabilities.  This means that future taxpayers may bear a larger cost burden for these benefits.  Unlike pensions, there are no investment returns under this type of funding structure to cover a large portion of benefit costs.

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Debt Service

The State uses General Fund revenues to pay debt-service costs for principal and interest payments on two types of bonds used primarily to fund infrastructure – voter-approved general obligations bonds and lease-revenue bonds approved by the Legislature.  The debt service ratio (”DSR“) is the ratio of annual General Fund debt-service costs to annual General Fund revenues and transfers, and is often used as an indicator of the State’s debt burden.  The higher the DSR and the more rapidly it rises, the more closely bond raters, financial analysts and investors tend to look at the State’s debt practices.  Also, higher debt-service expenses limit the use of revenue for other programs.

In 2011-12, the debt service cost for infrastructure bonds was $5.2 billion, or 6 percent, of General Fund revenues.  The State’s DSR grew in the 1990s when its use of infrastructure bonds increased.  The ratio increased in 2007-08 due to approval of large bond measures in 2006 and declines in revenues due to the recession. Although debt-service costs likely will increase as authorized bonds are sold, the DSR is expected to remain near 6 percent over the next few years.  This is because General Fund debt service and revenues are expected to grow at similar rates. To the extent additional bonds are authorized and sold in future years, the State’s debt-service costs and the DSR will increase.

Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives

California's fiscal year begins on July 1st and ends on June 30th of the following year. Under California Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the ”Governor's Budget“). State law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates (known as the May Revision) for both the current and budget years to the Legislature.

The Budget Act, which follows the May Revision, must be approved by a majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act.  With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or California's Constitution. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

The Balanced Budget Amendment (Proposition 58, approved by the voters in 2004) requires the State to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments if the budget falls out of balance.  The State Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage. As a result, the State may, in some cases, have to take more immediate actions to correct budgetary shortfalls.  For example, if, after passage of the Budget Act, the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and propose legislation to address the emergency.  The State Legislature would be called in to special session to address this proposal. If the State Legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed.  The Governor declared several such fiscal emergencies in 2008, 2009, 2010, and 2011, and called the State Legislature into various special sessions to address the budget shortfalls. Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing.  The restriction does not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise California's taxes, have restricted the use of California's General Fund or special fund revenues, or have otherwise limited the Legislature and Governor's discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change California taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded California’s funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues) Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the State Legislature or the Governor from redirecting funds now used for mental health services), and Proposition 22 (restricts the ability of the State to use or borrow money from local governments

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and moneys dedicated to transportation financing, and prohibits the use of excise taxes on motor vehicle fuels to offset General Fund costs of debt service on certain transportation bonds).  Proposition 25 was intended to end delays in the adoption of the annual budget by changing the legislative vote necessary to pass the budget bill from two-thirds to majority vote and requiring the legislators to forgo their pay if the Legislature fails to pass the budget bill on time.

Litigation

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. The State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not possible to predict their outcome or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

Municipal Bankruptcies

Federal bankruptcy law permits local governments – counties, cities, special districts, school districts and community college districts – to file for relief under Chapter 9 provided that their state government authorizes this action.  California provides its local governments with broad authority to file Chapter 9.  Three California localities made Chapter 9 bankruptcy filings in 2012, which occurred just months after another California locality had completed its three-year Chapter 9 process.  The use of Chapter 9 bankruptcy filings by local governments could have an impact on creditors and parties with whom they contract, including bond holders.  Some of localities that have filed for bankruptcy have not skipped bond payments.  In addition, bankruptcies at the local level could impact the State’s overall fiscal outlook.

Additional Information

The information herein has not been independently verified and constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject.  Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California.  Such official statements may be obtained by contacting the State Treasurer’s Office at 800-9003873 or at www.treasurer.ca.gov.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the State Controller’s monthly Summary Analysis may be accessed at the State Controller’s website (www.sco.ca.gov) under the heading Summary Analyses of Statements of General Fund Cash Receipts on the page for Monthly Financial Reports.

Complete text of the Governor’s Proposed 2013-14 Budget, and prior budgets, may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov) under the heading ”Governor’s Proposed Budget.“

None of the information on the above websites is incorporated herein by reference.

MASSACHUSETTS

The Commonwealth of Massachusetts has a highly developed and knowledge based economy with a large service sector, particularly in health care, high technology, financial services and education. Through the economic downturn, Massachusetts’ economy faired better than the nation aided by the employment growth particularly in the education and health care sectors, which combined make up 20% of employment.  More recently, the economy has weakened slightly when compared to the nation but the unemployment rate remains well below the national average (according to a recent report from the Bureau of Labor Statistics, unemployment rate stood at 6.6% in November 2012 compared to the national average of 7.7%).

For 2012, the Governor’s $30.5 billion enacted budget proposal closed an estimated $1.9 billion gap (6% of revenues) reflecting the phase out of federal stimulus preliminary through spending controls and less use of one time resources.  The Commonwealth ended fiscal 2012 with a small budgetary surplus including adding $273 million to its reserves increasing the stabilization fund to roughly $1.652 Billion.   For 2013, the Governor’s $32.31 Billion budget closed an estimated $1.4 Billion gap through more spending reductions, revenue adjustments and about $616M of one time resources including a proposed use of $400M of the Stabilization Fund.  Projected 2013 tax revenues through December 2012 are now approximately $515M below the enacted budget and the governor announced that it expect to balance its budget mainly through more spending reductions as well as an one-time use of $200M from the rainy day fund.  After accounting for the fiscal 2013 projected withdrawals from the stabilization fund, the Commonwealth is now projecting an ending balance of roughly $1.192 Billion.

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The Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 2012 on a budgetary statutory basis, approximately 59% of the Commonwealth’s annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately 24% of such revenues, with the remaining 17% provided from departmental revenues, fund balances and transfers from non-budgeted funds.

Major components of state tax revenue are the income tax, which account for 58% of total tax revenues in fiscal 2012 (Budgeted Operating Funds), and the sales and use tax, which accounts for approximately 24% of such tax revenues. Dedicated portions of the Commonwealth’s sales tax revenues are pledged to provide financial support for the Massachusetts Bay Transportation Authority and the Massachusetts School Building Authority. The financial statements of the Commonwealth are available at the web site of the Comptroller of the Commonwealth located at http://www.massgov.com/osc (click on Financial Reports/Audits).

Municipal revenues consist of taxes on real and personal property, distributions from the Commonwealth under a variety of programs and formulas, local receipts (including motor vehicle excise taxes, local option taxes, fines, licenses and permits, charges for utility and other services and investment income) and appropriations from other available funds (including general and dedicated reserve funds). Following the enactment in 1980 of the tax limitation initiative petition commonly known as Proposition 2½, local governments have become increasingly reliant on distribution of revenues from the Commonwealth to support local programs and services, although the amount of aid received varies significantly among municipalities. As a result of comprehensive education reform legislation enacted in June 1993, a large portion of local aid general revenue sharing funds is earmarked for public education and distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. There are also several specific local aid programs, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents.

The Commonwealth incorporates the use of tax anticipation notes or commercial paper borrowing to meet cash flow needs for both capital and operating expenditures and periodically avail itself of cash flow borrowings for operating purposes. The pattern of the Commonwealth’s cash flow borrowings is largely the result of temporary cash imbalances caused by quarterly local aid payments to cities and towns, which total approximately $1 billion on the last day of each calendar quarter. All of the Commonwealth’s commercial paper issued for operating purposes in a fiscal year is required by state finance law to be paid not later than June 30 of such year.

The Commonwealth is authorized to issue three types of debt directly – general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. As of June 30, 2012, the amount of Commonwealth long-term debt was approximately $21.9 billion, consisting of approximately $19.3 billion of general obligation debt, $2.7 billion of special obligation debt and federal grant anticipation notes. Based on the United States census resident population estimate for Massachusetts for 2010, the per capita amount of such debt as of fiscal year 2010 was $3,323.

In addition to the long-term liabilities described above, the Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either general obligation contract assistance liabilities, budgetary contractual assistance liabilities or contingent liabilities. General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Development Finance Agency of 100% of the debt service of certain bonds issued by that authority, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Department of Transportation that are not explicitly tied to debt service. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required. Budgetary contractual assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association, and other contractual agreements. Such liabilities do not constitute a pledge of the Commonwealth’s credit. Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize.

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NEW YORK

Special Considerations Relating to New York

The Fund will have considerable investments in New York municipal obligations.  Accordingly, the Fund is susceptible to certain factors which could adversely affect issuers of New York municipal obligations. The ability of issuers to pay interest on, and repay principal of, New York municipal obligations may be affected by:  (1) amendments to the New York Constitution and other statutes that limit the taxing and spending authority of New York government entities; (2) the general financial and economic profile as well as the political climate of the State of New York, its public authorities, and political subdivisions; and (3) a change in New York laws and regulations or subsequent court decisions that may affect, directly or indirectly, New York municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New York issuers’ efforts to borrow, inhibit secondary market liquidity, erode credit ratings and affect New York issuers’ ability to pay interest on, and repay principal of, New York municipal obligations.  Furthermore, it should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York (”State“ or ”New York“) and the City of New York (”City“), and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Fund’s investments in State municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in State municipal obligations.  The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State and the City.  It should be noted that the information recorded here primarily is based on the economic and budget forecasts and economic risks found in certain 2012 publications issued by the State, the City and the Metropolitan Transportation Authority (”MTA“).  The accuracy and completeness of the information in those reports have not been independently verified.  All resources used to prepare the disclosure related to the City, the State and the U.S. economy were published between May 3, 2012 and November 28, 2012.  The resources used to prepare the MTA disclosure were published in November and December of 2012.  Since the time of the publications of such resources, there may be significant changes in circumstances altering the economic and budget predictions found in those publications and presented here.  In particular, on October 29, 2012, tropical superstorm Sandy (the ”Storm“) struck the East Coast of the United States, causing extensive economic losses and infrastructure damage within the State, including power failures, widespread flooding and wind damage to public and private property in the City and other downstate areas.   Great uncertainty remains concerning the Storm’s adverse impact on the State’s finances, which is subject to a variety of factors (such as the scope and timing of federal aid) that are not possible to predict reliably at this time.  Accordingly, the information and projections presented below do not reflect an assessment of the Storm’s impact on the State’s or the City’s multi-year financial projections.  The State Division of the Budget (”DOB“) expects to revise the State’s multi-year financial projections and supply a comprehensive assessment of the Storm in January 2013 through the issuance of the Executive Budget Financial Plan for fiscal year 2013-2014.  The Storm assessment may result in material and adverse changes to the information and projections presented below.

In addition, it is important to note that many of the dollar amounts referenced in this section have been truncated to one digit after the decimal and rounded up or down to the appropriate dollar denomination.  Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and/or rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

State Economy

The State has a diverse economy with a relatively large share of the nation’s financial activities, information and employment in health services and education, but a rather small share of the nation’s farming and mining activity. The State has the third highest population in the nation, and its residents have a comparatively high level of personal wealth.  The most significant sectors of the State’s economy differ from those of the national economy. Tourism comprises a significant part of the economy.  The State’s location, airport facilities and natural harbors have made it an essential link in international commerce.  Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total State wages is particularly large relative to the nation.  During an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector.   The City has the highest population of any city in the nation and is the center of the nation’s largest metropolitan area.  The City accounts for a large percentage of the State’s residents and personal income.

The discussion that follows regarding the status of the U.S. and State economies is primarily based on information published by DOB on May 11, 2012, August 10, 2012 and November 28, 2012.  All  predictions and past performance information regarding the U.S. and State economies contained in this subsection were made on or before those respective dates even though

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they may be stated in the present tense and may no longer be accurate.  You are also encouraged to read, in conjunction with this description of the State economy, the City subsection of this Special Risk Considerations for the Fund section of this Statement of Additional Information, which presents some of the City Office of Management and Budget (”OMB“) projections regarding the economy.

During 2012, the U.S. economy’s recovery is expected to continue at a moderate pace. Although construction, job growth and car sales were all stronger than expected in the first quarter of 2012, other areas of household spending were weak.  For example, unusually warm weather had a depressing effect on heating demand and rising gasoline and oil prices may have led to a lower demand for other energy-related goods.  In addition, income growth remains sluggish, notwithstanding an improving job market.  DOB projects Real U.S. Gross Domestic Product (”GDP“) to grow 1.9 percent in 2012.  These growth rates are weak at this point in an economic expansion compared to other economic recoveries.

The U.S. labor market growth slowed during the second quarter of calendar year 2012. Monthly private sector job gains slowed from an average monthly gain of 226,000 in the first quarter of 2012 to 91,000 in the second.  Furthermore, initial claims for unemployment insurance benefits remained remarkably stable, while the public sector has continued to shed jobs. Nonetheless, according to the U.S. Bureau of Labor Statistics, the unemployment rate declined to 8.1 percent in August 2012 from 8.3 percent in July 2012.  DOB projects employment growth of 1.4 percent in 2012.  Personal income is projected to rise 3.2 percent in 2012 and wages, which is its largest component, is predicted to rise 3.1 percent in 2012.

Energy markets have reacted to supply risks due to Middle East tensions and anticipated significant increased demand for fuel from emerging markets. In fact, energy prices have been quite volatile.  Earlier in 2012 gasoline prices hit the same peaks they reached in 2011 but then they come down significantly only to be followed again by another sharp rise in prices starting in July.  The high prices have added a strain on household budgets and to inflationary pressures leading DOB to project 1.8 percent inflation in 2012.

Emerging market demand was an important factor for growth during the early phase of the nation’s economic recovery.  However, as the European sovereign debt crisis led one of the world’s largest markets into recession, the emerging markets sector deteriorated significantly.  As a result, real U.S. export growth has fallen from 11.3 percent in 2010 to 6.7 percent in 2011, and is predicted to fall to 3.3 percent in 2012.  U.S. corporate profits from current production fell 0.3 percent in the first quarter, led by an 11.8 percent decline in ”rest of world“ profits.

The capital markets have been affected by the European sovereign debt crisis.  Earlier in 2012 it appeared that progress had been made in solving the crisis which led to capital markets gains.    The 10-year Treasury yield approached 2.4 percent in the middle of March for the first time since October 2011 and the S&P 500 rose 10 percent during the first quarter of 2012.  However, in May 2012 the stock markets receded over 6 percent due to renewed concerns over the Eurozone crisis and the stock markets were down 4 percent for the second quarter.   In addition, yields on the 10-year Treasury came down significantly since their March highs for the year and were at 1.60 percent at the end of June.  The 10-year Treasury yield is now expected to remain below 2 percent for much of the remainder of calendar year 2012, with the Federal Reserve not expected to raise its short-term interest rate target before the beginning of 2014.

DOB projects moderate economic growth for the U.S. economy over 2012.  The forecast is also based on the assumption that the U.S. Congress will extend both the Bush tax cuts and the payroll tax holiday through the end of 2013, though it is also expected that the tax provisions of the Affordable Care Act will be implemented as scheduled.  However, the economic recovery faces significant risks.  It is unclear whether there will be a resolution of the European debt crisis, which could result in widening risk spreads and a decline in equity markets.  In addition, the economic uncertainty could negatively impact private sector employment as the end of the year approaches.  A long or deep euro-zone recession or significantly slower growth in emerging markets could lead to lower than predicted demand for U.S. exports which may cause lower overall growth going forward.  In addition, if the labor market fails to recover as anticipated or there are continued spikes in high energy prices, household spending could fall.   In addition, an increase in foreclosures could delay recovery of home prices, which could in turn impede recovery in household net worth and also lead to lower household spending than predicted.   Conversely, a milder European recession and stronger global growth could result in a greater demand for U.S. exports and a stronger than expected recovery in the job market could lead to greater household spending than projected.

With respect to the State, DOB believes that State employment growth remains healthy.  State private sector employment experienced growth of 2.0 percent in 2011 and is estimated to grow 1.8 percent in 2012.  By the end of May 2012, the State’s private sector had regained all of the private sector jobs it lost during the recession according to the New York State Department of Labor.  In 2011, total employment growth was 1.2 percent and it is estimated to be 1.2 percent in 2012 too.  State wage growth of 3.1 percent is projected in 2012 with growth in total personal income predicted to be 3.2 percent.  Although these growth rates demonstrate an improving economy, they remain significantly below historical averages.

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All of the risks to the national economic forecast apply to the State economic forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility present a significant level of uncertainty for New York.  In addition, with Wall Street still adjusting compensation practices in the aftermath of financial reform legislation, the timing of both bonus and non-bonus pay has become much less predictable, making inference from past patterns less certain.  A weaker labor market and/or lower bonuses than projected could result in lower wages and, consequently, weaker household consumption.  In addition, if financial and real estate markets are weaker than anticipated, taxable capital gains realizations could be negatively affected.  These effects would have an effect on the entire State economy, depressing both employment and wage growth.  Conversely, stronger national and global economic growth, or a stronger upturn in stock prices, along with a greater volume of merger and acquisition and other Wall Street deal activity, could result in higher wage and bonuses growth than projected.  Furthermore, as mentioned above, the information and projections contained in the national economic forecast and the State economic forecast do not reflect an assessment of the Storm’s impact.

There can be no assurance that the State economy will not experience results worse than those predicted in the 2012-13 fiscal year (April 1, 2012 through March 31, 2013) or subsequent fiscal years, with related material and adverse effects on the State’s estimates of receipts and disbursements.

State Budget

Each year, the Governor is required to provide the State Legislature with a balanced executive budget which constitutes the proposed State financial plan for the ensuing fiscal year.  The State’s fiscal year for 2012-13 ends on March 31, 2013.  (The State’s fiscal year for 2013-2014 will run from April 1, 2013 to March 31, 2014.)  The Governor’s executive budget is required to be balanced on a cash basis and that is the primary focus of the DOB in preparing the financial plan for the State.  State finance law also requires the State financial plan to be reported using generally accepted accounting principles (”GAAP“), in accordance with standards and regulations set forth by the Governmental Accounting Standards Board.  As such, the State reports its financial results on both the cash accounting basis, showing receipts and disbursements and the GAAP modified accrual basis, showing revenues and expenditures.  In April 2012, DOB published the Enacted Budget Financial Plan for Fiscal Year 2013 (”Financial Plan“) which sets forth the State’s official financial plans for fiscal years 2013 through 2016.  The DOB issued the First Quarterly Update to the Financial Plan on July 30, 2012, and the Mid-Year Update to the Financial Plan on November 28, 2012.  (The Financial Plan as subsequently updated and modified is referred to as the ”Updated Financial Plan“).  The State financial results, as described below, are calculated on a cash accounting basis.  The GAAP projections for the State’s budget can be obtained from the DOB.  As mentioned above, the projections contained in the Updated Financial Plan do not reflect an assessment of the Storm’s impact.

In the Updated Financial Plan the DOB projects a closing balance in the State’s largest and principal operating fund, the General Fund, of $1.5 billion at the end of the 2012-13 fiscal year, assuming current expected budget gaps can be closed without the use of existing reserves.  (See important disclosure regarding closure of the projected budget gaps in the General Fund Outyear Budget Gap Projections and the Other Considerations subsections of this Special Risk Considerations for the Fund section of this Statement of Additional Information.)  The estimate of the closing balance does not account for the potential impact of the Storm.  The balance consists of $1.1 billion in the Tax Stabilization Reserve Fund, $175 million in the Rainy Day Reserve Fund, $21 million in the Contingency Reserve Fund for litigation risks, $57 million in the Community Projects Fund (reflecting an expected $45 million disbursement during the fiscal year with no additional deposits to this fund) to finance various discretionary grants by the State Legislature and $77 million designated to cover the costs of potential retroactive labor settlements with unions that have not agreed to contracts for prior contract periods.  The Updated Financial Plan’s closing balance projection of $1.5 billion is approximately $313 million less than predicted in the Financial Plan.  This difference is due almost exclusively to retroactive payments made to settle labor settlements reached with two public employee unions since the enactment of the Financial Plan.  The General Fund costs of these labor settlements are estimated at $345 million in 2013-14; $144 million in 2014-15; $167 million in 2015-16; and $199 million in 2016-17.  The reserves, which were previously set aside for this purpose in each year of the Financial Plan (i.e., already counted in the projected General Fund budget gaps), are expected to be sufficient to cover these labor settlement costs in 2012-13 and 2013-14.  However, beginning in 2014-15, the new settlements and the maintenance of a reserve for certain unsettled (prior to 2012-13) unions will require modest additional General Fund resources.  In addition, since the adoption of the Financial Plan, the State paid $167 million to the Gryodyne Company of America, Inc. in connection with the taking of certain real property by the State University of New York at Stony Brook.  The majority of that payment is to be funded by issuance of $135 million in bonds.  The remaining $32 million is to be funded by the General Fund but SUNY is expected to reimburse the General Fund for $16 million in 2012-13.  The remaining $16 loss to the General Fund is expected to be made up due to more receipts in the General Fund than originally predicted by the Financial Plan.

According to the Updated Financial Plan, total General Fund disbursements are projected to be approximately $59.4 billion periods in fiscal year 2012-13, an increase of nearly $2.9 billion or 5.1 percent from 2011-12 results.  According to the Updated Financial Plan, General Fund receipts in 2012-13 (including transfers from other funds) are expected to reach $59.1

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billion, an increase of $2.2 billion, or 3.8 percent from 2011-12 receipts.  All Government Funds spending is projected to be $133.9 billion in 2012-13, an increase of $353 million from 2011-12.  The major sources of all Government Funds spending include among other things: school aid, Medicaid, transportation, social services, State employee fringe benefits, State operations, debt service and capital projects.  All Government Funds receipts are projected to be $133.4 billion in 2012-13, an increase of 0.5 percent from 2011-12.

General Fund Outyear Budget Gap Projections

Before enactment of the 2012-13 budget, the State faced an estimated current-services budget gap in the General Fund of $3.5 billion for fiscal year 2012-13 and projected budget gaps in future years of $3.6 billion in 2013-14, $5.0 billion in 2014-15, and $4.2 billion in 2015-16. The Financial Plan closed the projected budget gap for 2012-13 through a gap closing plan, and the DOB estimates that it reduces future budget gaps to $950 million in 2013-14, $3.4 billion in 2014-15, and $4.1 billion in 2015-16. The combined four-year gap projected for fiscal years 2012-13 through 2015-16 totals approximately $8.5 billion after the Financial Plan budget reduction recommendations.  However, the Updated Financial Plan projects that those budget gaps have increased to $982 million in 2013-14, $3.6 billion in 2014-15 and $4.4 billion in 2015-16.  It is important to note that the Storm’s potential impact on State tax receipts and cash outlays for disaster assistance is a substantial risk that may adversely affect these projections.

The budget gap forecasts are based on assumptions of economic performance, revenue collections, spending patterns and projections of the costs of program activities.  Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity.  See also the discussion below in the Other Considerations subsection of this Special Risk Considerations for the Fund section of this Statement of Additional Information.

Other Considerations

Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the Updated Financial Plan.  These factors may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control.  It is also necessarily based upon forecasts of national and State economic activity and the ability of the State to collect related tax receipts as projected.  Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.  In certain fiscal years, actual collections were substantially below the levels forecast for the year.  In addition, the tax receipt projections have not been adjusted for the potential impact of the Storm.  There can be no assurance that the State’s actual results will not differ materially and adversely from the current forecast.

There are numerous uncertainties and risks that could affect the Updated Financial Plan including the euro-zone financial crisis and other international and national events, consumer confidence, oil supplies and oil prices, federal statutory and regulatory changes in the financial sector (including changes to compensation packages), interest rate policy changes, financial and real estate market developments on bonus income and capital gains realizations, and the effect of household debt reduction on consumer spending and State tax collections.  Other uncertainties and risks that could affect the Updated Financial Plan include, but are not limited to: the potential for State employees wage increases to exceed the projected annual wage costs; changes in the size of the State’s workforce; successful negotiations with State employee unions over benefits and wage changes; the extent to which projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions are realized; the federal government’s willingness and ability to provide the aid reflected in the Updated Financial Plan; the ability of the State to reduce costs, including operating expenses, as planned; household deleveraging on consumer spending and State tax collections; financial and real estate market developments on capital gains realizations and bonus income; the ability of the State and its public authorities to market securities successfully in the public credit markets; and the receipt of expected levels of federal funding aid for health care, education, transportation and other governmental purposes.  The projections and assumptions contained in the Updated Financial Plan are subject to State revision which may involve substantial change, and no assurance can be given that the Updated Financial Plan’s estimates and projections, which include actions the State expects to be taken but which are not within the State’s control, will be realized.

There is also a risk that projected budget gaps will increase materially from current projected levels which would require the State to take additional gap-closing actions.  Such gap-closing actions may include, without limitation, additional reductions in the operations of State agencies; delays or reductions in payments to recipients of State aid, such as local governments; capital maintenance and construction suspensions or delays; and/or financing operating expenses through extraordinary means.  In some cases, the ability of the State to implement such actions requires both Legislature and Governor approval.

One of the risks that could cause budget gaps to increase materially relates to Medicaid cost controls.  The Updated Financial Plan assumes the use available statutory tools to implement Medicaid cost savings.  However, there can be no assurance that

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these controls will be sufficient to limit the rate of annual growth of Department of Health State Funds Medicaid spending to the levels projected in the Updated Financial Plan.  In addition, limitation on annual growth is dependent on timely federal government approvals, regulatory changes (as appropriate) and the cooperation of the health care industry.

The Updated Financial Plan forecast also contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels projected in the Updated Financial Plan; and the success of cost-savings measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently anticipated and statutory or regulatory constraints on planned cost savings-measures.

The Financial Plan authorizes the General Fund to temporarily borrow resources from other funds in the State’s short-term investment pool (”STIP“) for a period not to exceed four months or to the end of the fiscal year, whichever is shorter.  In fiscal year 2011-12, the General Fund used this authority in April 2011, but repaid such amounts by the end of April 2011.  While the DOB expects that the General Fund will have adequate liquidity to make payments as they become due throughout fiscal year 2012-13, the General Fund may occasionally temporarily borrow funds from STIP during the fiscal year.  Like prior years, DOB expects relatively low cash balances during the third and fourth quarters of 2012.

The fiscal year 2012-13 Financial Plan includes a reserve to cover the costs of a pattern settlement with all unions that have not agreed to contracts for fiscal year 2007-08 through fiscal year 2011-12. The pattern is based on the terms agreed to by the State’s largest unions for this period.  There can be no assurance that actual settlements, some of which are subject to binding arbitration, will not exceed the amounts included in the Updated Financial Plan.  In August 2011, a statutorily authorized judicial compensation commission authorized salary increases for judges beginning in fiscal year 2012-13.  The Current Financial Plan assumes in its budget projections these judiciary salary increases.

State law allows health insurance companies to convert from a not-for-profit to a for-profit corporation, subject to certain restrictions and approvals.  The proceeds of such conversions must be used by the State for health-care-related expenses.  The Updated Financial Plan assumes the State will receive approximately $250 million in fiscal year 2012-13 and $300 million in each of fiscal years 2013-14, 2014-15 and 2015-16, which would be deposited into the State’s Health Care Reform Act (”HCRA“) account.  If conversions do not occur as assumed in the Updated Financial Plan, the State would be required to take other actions to increase available resources or to reduce planned spending from the HCRA account.

The State receives a significant amount of federal aid for health care, education, transportation, and other government needs.  Any reduction in federal funding levels could have a materially adverse impact on the Updated Financial Plan.

The Updated Financial Plan may be adversely affected by actions taken by the federal government with respect to Medicaid, including audits, disallowances, and changes to federal participation rates or other Medicaid rules.  For example, all Medicaid claims are subject to audit and review by the federal government.  Recently, the Federal Centers for Medicare and Medicaid Services (”CMS“) requested additional information pertaining to claims for services provided to individuals in developmental centers operated by the Office for People with Developmental Disabilities (”OPWDD“).  Although no official audit has commenced, the State OPWDD is working together with the federal government to resolve concerns over reimbursement for services provided to individuals in developmental centers.  Any adverse action by CMS relative to these claims could jeopardize a significant amount of federal Medicaid participation in this program.  The State has also begun the process of seeking CMS approval to create a contemporary and sustainable system of service funding and delivery for individuals with developmental disabilities.

Debt outstanding and debt service costs over the course of the plan period are projected to remain below the limits prescribed by the Debt Reform Act of 2000 (”Debt Reform Act“) based on the updated forecasts in the Updated Financial Plan.  However, the State is currently in a period of relatively limited debt capacity.  The available room under the debt outstanding cap is expected to decline from $4.0 billion in 2011-12 to $509 million in 2013-14, then increase.  These estimates do not include the potential impact of new capital spending that may be authorized in future budgets or efforts to curtail existing bonded programs.  The State is continuing to implement measures to further adjust capital spending priorities and debt financing practices to stay in compliance with the statutory outstanding debt limit.  Potential bond-financed capital spending that may be necessary post- Storm to mitigate hazards related to climate change as well as repair damaged infrastructure is not reflected in the current projections.

Under legislation enacted in the 2010-11 fiscal year, State and local governments may amortize (defer paying) a portion of their pension costs.  Amortization temporarily reduces public employers’ pension costs in a given fiscal year but leads to higher overall costs when repaid with interest.  The legislation sets amortization thresholds each year, and pension contribution costs in excess of the amortization thresholds may be amortized.  The current Financial Plan assumes that both the State and the State’s Office of Court Administrations will elect to amortize pension costs in future years consistent with the legislation and repay such amounts at an interest rate assumed by DOB to be 3.75 percent over 10 years from the date of each deferred payment.  In the

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2010-11 fiscal year, the State amortized $249.6 million, and 51 participating employers amortized a total of $43.6 million.  In the 2011-12 fiscal year the State elected to amortize $562.9 million and 133 participating employers amortized a total of $215.9 million.

Currently, under the Federal Budget Control Act of 2011 (”BCA“), $1.2 trillion in federal deficit reduction must be met over ten years.  Across the board spending cuts (i.e., the ”sequestration process“) are scheduled to begin in January 2013.  The BCA prescribes that approximately 82 percent of the $1.2 trillion in deficit reduction must be met through spending reductions, divided evenly between the Defense Department and non-Defense spending, with federal non-defense discretionary programs estimated to be facing an across-the-board reduction of approximately 8.2 percent.  The balance must be achieved through debt service savings.  The State is analyzing the potential impact of the BCA on the Updated Financial Plan and State economy.  DOB currently estimates that, if the sequestration process operates as set forth in the BCA and without any further adjustment by Congress, the State and local governments could lose approximately $5 billion in federal funding over nine years, beginning in fiscal year 2012-13. This does not account for potential declines in other revenues that may occur as a result of lost federal funding.  As more information becomes available, DOB may modify these estimates.

Substantially all of the State’s employees become eligible for post-retirement benefits if they reach retirement while working for the State. In accordance with the Governmental Accounting Standards Board Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating Other Post-Employment Benefits (”OPEB“) liabilities.  The Annual Required Contribution (”ARC“) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and amortize any unfunded liabilities of the plan over a maximum period of thirty years.  Any amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required.  The actuarial valuation of the OPEB liabilities as of April 1, 2010 is calculated to be $72.1 billion ($59.7 billion for the State and $12.4 billion for SUNY), determined using the Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method.  An actuarial valuation of OPEB liabilities as of April 1, 2012 is being performed and is expected to be finalized later this year.  The ARC for fiscal year 2011-12 totaled $3.9 billion ($3.1 billion for the State and $0.8 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings.  The $3.9 billion was $2.5 billion ($1.9 billion for the State and $0.6 billion for SUNY) above payments for OPEB actually made by the State.  That difference reduced the State’s positive net asset condition by $2.5 billion.  The Governmental Accounting Standards Board does not require the additional costs to be funded in the State’s budgetary basis, and no funding is assumed for this purpose in the Updated Financial Plan.

The State’s Secured Hospital Program enables certain financially distressed not-for-profit hospitals to gain access to the capital markets.  Under the Secured Hospital Program, the State is obligated to pay debt service, subject to annual appropriations by the Legislature, on certain bonds in the event there are shortfalls in revenues from other sources, including hospital payments and certain reserve funds held by the applicable trustees for the bonds.  As of March 31, 2012, there was a total of $503 million of outstanding bonds for the program.  The financial condition of most of the nine hospitals in the Secured Hospital Program is deteriorating, and several are experiencing significant operating losses that are likely to impair their ability to remain current on their loan payment obligations.  The Updated Financial Plan assumes additional costs of $3 million in fiscal year 2012-13 and $32 million in fiscal year 2013-14 and $39 million annually thereafter for the Secured Hospital Program.  Such amounts are based on the actual experience to date of the participants in the program, and would cover the debt service costs for the four hospitals that currently are not meeting the terms of their loan agreements.  In relation to the entire Secured Hospitals Program portfolio, a maximum annual exposure to the State of up to $39 million would be realized if reserve funds held by trustees were fully depleted and if all remaining hospitals in the Secured Hospitals Program failed to meet the terms of their loan agreements.

The United States Congress often considers making changes to the Code.  Since the State uses federal taxable income as the starting point for calculating taxable income, such changes in federal law could adversely impact State tax revenues.  There can be no assurance that receipts will not fall below current projections, requiring additional budget-balancing actions in the current year, and the gaps projected for future years will not increase materially from the projections set forth in the Updated Financial Plan.  In addition, in recent years the State has made substantial reductions in planned spending.  However, large budget gaps are still projected for future years.

DOB continues to examine the current and far-term fiscal issues created by the Storm, such as actions that may be needed to reduce climate change hazards, cash outlays for public and private assistance, and the cost of repairing damaged infrastructure.  As mentioned above, the projections contained in the Updated Financial Plan do not reflect an assessment of the Storm’s impact.

Recent State Fiscal Years.  The DOB has reported that the General Fund ended the 2011-12 fiscal year with the following unaudited results on a cash basis.  The State ended the 2011-12 fiscal year in balance.  Total receipts, including transfers from other funds, were $56.9 billion.  Disbursements, including transfers to other funds, totaled $56.5 billion. The General Fund ended the fiscal year with a balance of $1.79 billion, which consisted of $1.1 billion in State’s Tax Stabilization Reserve Fund,

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175 million in the Rainy Day Reserve Fund, $21 million in the Contingency Reserve Fund, $102 million in the Community Projects Fund, $75 million in an undesignated fund balance and $283 million reserved for potential retroactive labor settlements.  The closing balance in the General Fund was $411 million higher than the closing balance for 2010-11.

State Debt.  The debt of the State and of certain public authorities (”Authorities“) consists of ”State-supported debt“ and ”State-related debt.“ State-supported debt is a subcategory of State-related debt.  State-supported debt includes: (1) general obligation debt of the State to which the full faith and credit of the State has been pledged; (2) lease-purchase and contractual-obligations of public Authorities and municipalities where the State’s obligations to make payments to those public Authorities and municipalities to cover debt service on those instruments is dependent on annual appropriations made by the Legislature and not based upon general obligations of the State; (3) long-term obligations issued by the Local Government Assistance Corporation Program, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing; and (4) State Personal Income Tax (”PIT“) Revenue Bond Financing (”State PIT Revenue Bonds“), which is issued by certain Authorities.  The legislation enacting the issuance of State Pit Revenue Bonds provides that 25 percent of PIT receipts, excluding refunds owed to taxpayers, must be deposited into the Revenue Bond Tax Fund to be used to make debt service payments on these bonds.  Legislation enacted in 2007 increased, under certain circumstances, the amount of PIT receipts to be deposited into the Revenue Bond Tax Fund by removing an exclusion for PIT amounts deposited to the STAR Fund.

State-related debt is a broader category of state debt that includes State-related debt but also includes State-guaranteed debt, moral obligation financings, certain contingent-contractual obligation financings, and certain other State financings (”Other State Financings“).  Debt service on State-guaranteed debt, moral obligation financings, and the contingent-contractual obligation financings is expected to be paid from sources other than the State and State appropriations are contingent in that they may be made and used only under certain circumstances.  Other State Financings relates to debt issued by an Authority on behalf of a municipality.  These include capital leases, mortgage loan commitments and debt of the municipal bond bank agency to finance prior year school claims.  The municipality pays debt service on such financings by assigning specified State and local assistance payments it receives. The State does not have any obligation to continue to appropriate the local assistance payments that are the subject of the municipality assignments or make any debt service payments on such financings.

As of March 31, 2012, the State had approximately $3.5 billion outstanding in general obligation debt, $11.3 billion in debt relating to lease-purchase and other service contract financing of State capital programs, $23.0 billion in State PIT Revenue Bonds, $11.8 billion in other revenue bonds, $3.1 billion in debt from the Local Government Assistance Corporation, $3.2 billion outstanding in contingent-contractual obligation financings, $20 million in moral obligations financing, $19 million in State guaranteed debt and $749 million in other State financings.  The Financial Plan projects debt issuances of $5.4 billion in fiscal year 2012-13 to finance new capital projects which is an increase of $696 million (14.9 percent) from fiscal year 2012.  The following new debt issuances are projected to be issued for 2012-13: $436 million in general obligation bonds; $717 million in Dedicated Highway and Bridge Trust Fund Bonds; $260 million in SUNY Dormitory Facilities Revenue Bonds; $397 million in Mental Health Facilities Improvement Revenue Bonds; and $3.8 billion in State PIT Revenue Bonds to finance various capital programs.

Total State-related debt outstanding is projected to increase from $56.4 billion in 2011-12 to $57.7 billion in 2012-13.  The estimated debt service on State-related debt for the 2012-13 fiscal year is expected to be approximately $6.7 billion.  Total State-supported debt is projected to increase from $52.8 billion in 2011-12 to $54.5 billion in 2012-13.  The estimated debt service on State-supported debt for the 2011-12 fiscal year is expected to be approximately $5.9 billion.  The estimated debt service on State-supported debt for the 2012-13 fiscal year is expected to be approximately $6.1 billion.  New State-supported debt issued on or after April 1, 2000 is subject to the Debt Reform Act.  This Act imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital works and purposes only and restricts the maximum term of debt issuances to no more than 30 years.  Total State-supported debt service costs as a percent of total governmental funds receipts is estimated to be 2.9 percent in fiscal year 2012-13 with respect to debt service subject to the Debt Reform Act caps.

The State’s outstanding General Obligation bonds were rated AA with a positive outlook by Fitch as of June 11, 2012, AA with a positive outlook by S&P as of August 27, 2012, and Aa2 with a stable outlook by Moody’s as of August 20, 2012.  Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant.  Any such downward revision or withdrawal could have an adverse effect on the market prices of the State general obligation bonds.

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Litigation

The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced Financial Plan.  The State believes that the proposed Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings.  In addition, any potential amounts may be structured over a multi-year period.  However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential Financial Plan resources set aside for judgments, and consequently could negatively affect the State’s ability to maintain a balanced Financial Plan.  The disclosure below only includes litigation where the State deems the monetary claims against the State to be material or that involves significant challenges to or impacts on the State’s financial policies or practices.  The State generally only deems a monetary claim to be material if it exceeds $100 million.  Furthermore, the litigation discussed below does not include all pending material matters and it does not include any pending material matter where the State’s legal counsel has advised that it is not probable that the State will suffer adverse decisions.

There are a number of suits pending against the State by Indian tribes that claim Indian land was taken illegally by the State. The disputed portions of land in these suits range from 15,000 acres to a strip of land varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse.  The remedies sought in these suits include among other things assertions of a possessory interest in the land, ejectment, claims seeking the difference between the amount paid for the lands and the fair market value of the lands at the time of the transaction, monetary damages and prejudgment interest.  Taken together two significant decisions rendered by the Supreme Court and the Second Circuit Court of Appeals in City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006) made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims.  Relying on these decisions, in Oneida Indian Nation et al. v. County of Oneida et al., 617 F.3d 114 (2d Cir. 2010), the Second Circuit Court of Appeals dismissed the Oneida land claim.  The United States Supreme Court, on October 17, 2011, denied plaintiffs’ petitions for certiorari to review the decision of the Second Circuit.  See Oneida Indian Nation of New York et al. v. State of New York. Some of the pending major cases that involve Indian claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al.; and The Onondaga Nation v. The State of New York, et al (NDNY); Shinnecock Indian Nation v. State of New York, et al. (EDNY).

There is a nationwide arbitration proceeding pending against the State involving the 1998 Tobacco Master Settlement Agreement (”MSA“) between tobacco manufacturers who are party to the MSA (”PMs“) and 46 settling states (including the State), plus some territories and the District of Columbia (collectively the ”Settling States“).  Under the MSA, the PMs pay the Settling States each year in perpetuity a base payment to compensate for economic harm to the Settling States for smoking-related illness.  In exchange for the payments by the PMs and imposition of certain tobacco advertising and marketing restrictions among other things, the MSA releases the PMs from past and present smoking-related claims by States and provides for a continuing release of future smoking-related claims.  In order to keep the base payment under the MSA, each Settling State must pass and diligently enforce a statute that requires tobacco manufacturers who are not party to the MSA (”Non-Participating Manufacturers“ or ”NPMs“) to deposit in escrow an amount roughly equal to the amount that PMs pay per pack sold.  The State’s allocable share of the total payment is about 12.8 percent of the total, or approximately $800 million on an annual basis.

In the nationwide arbitration proceeding against the State, the PMs allege violations of the terms of the MSA by the Settling States (except for Montana) for 2003 with respect to their treatment of tobacco manufacturers who are not party to the MSA.  The PMs seek a downward adjustment of the payment due in that year which would serve as a credit against future payments.  Any such claims for years prior to 2003 were settled in 2003.  The PMs are making the identical claim for 2004-2006, but none of those years are currently in arbitration.  The arbitration panel has thus far ruled, among other things, that the Settling States involved have the burden of proof in establishing diligent enforcement of the escrow statutes and that the 2003 settlement of prior NPM Adjustment claims, does not preclude the PMs from basing their claim for a 2003 NPM Adjustment on 2002 NPM sales.  A hearing on issues common to all states took place in Chicago on April 16-24, 2012. State-specific hearings commenced in May 2012, starting with the hearings involving Missouri and Illinois.  As of May 2012, New York’s diligent enforcement hearings were scheduled to take place on June 25-29, 2012. State-specific hearings are scheduled for two weeks each month until June 2013.

State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY) is an action by the State and the New York State Energy Research and Development Authority seeking (i) a declaration that defendants are liable under the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA) for the State’s response costs and for damages to the State’s natural resources stemming from nuclear contamination from the Western New York Nuclear Service Center in Cattaraugus County, New York (the ”Site“), and a judgment compensating the State for such costs and damages, (ii) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act (the ”Act“) to decontaminate and decommission the Site as well as for future site monitoring and maintenance, and (iii) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the Site under the Nuclear Waste Policy Act. Thus far, the

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combined federal and State costs to date amount to approximately $2.6 billion, with the State’s expenses approaching $320 million.

After commencement of the action, the parties engaged in court-ordered mediation, as a result of which a consent decree was approved and entered on August 17, 2010 resolving several key claims in the litigation.  The Consent Decree identifies a specific cost share for each government for specified facilities and known areas of contamination, and sets forth a process for determining cost shares for contamination that may be identified in the future. The Consent Decree does not select or advocate the selection of any particular cleanup program for the Site, and cleanup decisions are being made via the ongoing Environmental Impact Statement (EIS) process.

The Consent Decree also does not resolve two claims raised in the State’s lawsuit - the State’s natural resource damages claim and its Nuclear Waste Policy Act claim. The first claim, which the federal government has agreed to toll, will be pursued by the NYS Department of Environmental Conservation (DEC) (as trustee of the State’s natural resources) and the Attorney General’s office. The claim concerning the federal government’s obligation to pay fees for disposal of high level radioactive waste from the West Valley Demonstration Project under the Nuclear Waste Policy Act has not been settled or dismissed.  The District Court will advise the parties of a conference date for the purpose of preparing a scheduling order for adjudicating this claim. In the meantime, the parties are discussing potential ways to resolve the Nuclear Waste Policy Act claim without litigation.

On July 17, 2008, Weaver v. State of New York was filed in the New York State Court of Claims. The claimant alleges that executive directors of Office of Mental Health facilities have improperly received and applied benefits that were due to patients and former patients. The named claimant sought certification of a class, as well as benefits on her own behalf.  The State’s motion to dismiss the class action claim was granted in early 2010 by the Court of Claims.  The Appellate Division, Second Department, affirmed the decision of the Court of Claims on March 8, 2011. On September 27, 2010, the Court of Claims (Ruderman, J.), granted the State’s motion for summary judgment against the individual claims and dismissed them.  Claimants served a notice of appeal on November 23, 2010.  By decision and order dated January 17, 2012, the Appellate Division, Second Department, affirmed the decision of the Court of Claims. On May 8, 2012, the Court of Appeals denied claimants motion for leave. As a result, the case has been concluded in the State’s favor and the claim has been dismissed.

The plaintiffs in Hampton Transportation Ventures, Inc. et al. v. Silver et al. (now in Sup. Ct., Albany Co.) and other similar cases, including William Floyd Union Free School District v. State (now in Sup. Ct., New York Co.), Town of Brookhaven v. Silver, et al (now in Sup. Ct., Albany Co.), Town of Southampton and Town of Southold v. Silver (now in Sup. Ct., Albany Co.), Town of Huntington v. Silver (now in Sup. Ct., Albany Co.), Mangano v. Silver (Sup. Ct., Nassau Co.), Town of Smithtown v. Silver (now part of the Mangano case in Sup. Ct., Nassau Co.) and Vanderhoef v. Silver (now in Sup. Ct., Albany Co.), plaintiffs challenge the constitutionality of 2009 Laws of New York chapter 25, which imposed certain taxes and fees, including a regional payroll tax, in the Metropolitan Commuter Transportation District, the revenue from which is passed to the Metropolitan Transportation Authority. Plaintiffs seek judgments declaring that the enactment of Chapter 25 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bill, and liability for the debts of public authorities. In addition, plaintiffs demand a judgment declaring that enactment of chapter 25 violated provisions of the Public Authority Law § 1266 requiring that the Metropolitan Transportation Authority be self-sustaining.  A village, a number of additional towns, Suffolk County and the Orange County Chamber of Commerce have joined the Mangano case as plaintiffs.  Defendants in each of the cases have moved to change the venue of their respective cases to Albany County or New York County and the venue has changed in most of the cases. The plaintiffs in the Huntington and Hampton cases have appealed from the orders changing venue.  In Vanderhoef, Huntington, Floyd, Brookhaven Southampton/Southold and Hampton, the defendants have moved for judgment in their favor.  The plaintiffs in Hampton and Floyd voluntarily stipulated to discontinue their case after legislative amendment of the applicable statute exempted school districts from the ”mobility tax“ imposed by the statute on employers in the Metropolitan Commuter Transportation District.  The Supreme Court, Albany County issued decisions granting summary judgment to defendants in Brookhaven, Huntington and Southampton/Southold. The Brookhaven and Huntington plaintiffs have appealed from those decisions but failed to perfect their appeals within nine months after the date of their notices of appeal, which, pursuant to the Rules of the Third Department, means their appeals are deemed abandoned.

Plaintiffs in Becker et al. v. Paterson et al. (Sup. Ct., Albany Co.) seek a judgment declaring that the governor’s determination to delay payment of school aid due by statute on December 15, 2009, violated State constitutional provisions concerning, among other things, the separation of powers doctrine.  The funds at issue have been released since the filing of the case.  After a February 3, 2010 court conference to discuss the status of the case, plaintiffs amended their complaint to reflect late payment of the funds at issue.  Cross motions for summary judgment were filed and the motions were argued on June 24, 2010.

In a second case involving the parties (Becker et al. v. Paterson (Sup. Ct., Albany Co.)),plaintiffs seek a judgment declaring that the governor’s determination to delay payment of school aid from March 31, 2010 to June 1, 2010, also violated State constitutional provisions related to, among other things, the separation of powers doctrine.  Since the commencement of the suit,

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the moneys at issue have also been released.  Cross motions for summary judgment were filed. On January 14, 2011, the Court issued a joint order and decision dismissing both actions as moot because of the payments made after the commencement of the actions.  On February 25, 2011, plaintiffs appealed to the Appellate Division, Third Department.  The appeal was never perfected and, under the Appellate Division’s rules, is deemed abandoned.

In Hussein v. State of New York, plaintiffs seek a judgment declaring that the State’s system of financing public education violates section 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education.  In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action.  The State appealed this denial to the Appellate Division, Third Department. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On September 15, 2011, the Court of Appeals placed the appeal on track for full briefing and oral argument.  The appeal was argued April 26, 2012.  On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.   Furthermore, on August 18, 2011, Supreme Court, Albany County granted the State’s motion to stay all proceedings in the case until further order of the court or a decision from the Court of Appeals. Subsequently, plaintiffs filed a motion to have the stay vacated or modified to permit the continuation of depositions and the filing of a motion for partial summary judgment.  In a Decision/Order dated December 6, 2011, Supreme Court, Albany County, granted plaintiffs’ motion for renewal and modified the stay to allow discovery to continue, but refused to allow plaintiffs to file a motion for partial summary judgment or any other dispositive motion.  Depositions are being conducted.  The discovery deadline is December 31, 2012.

In Oneida Indian Nation of New York v. Paterson, et al. and four consolidated cases, the tribal plaintiffs seek declaratory judgments that their rights under federal law have been violated by Chapters 134 and 136 of the Laws of 2010, which amended the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members and enjoining the State from enforcing those laws.  The District Court for the Western District of New York rejected plaintiffs’ motions for preliminary injunctions in four of the five cases, but granted a stay of enforcement pending plaintiffs’ appeal.  Plaintiff’s motion for a preliminary injunction was granted by the District Court for the Northern District of New York in the fifth case.  The Second Circuit Court of Appeals affirmed the Western District’s orders on May 9, 2011, which denied the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion.  In the Northern and Western District cases, the State has moved for summary judgment and the plaintiffs have moved for voluntary dismissal without prejudice.  The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011.  On January 9, 2012, the District Court for the Northern District of New York granted plaintiff’s motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot.

In Day Wholesale Inc., et al. v. State, et al. (Sup. Ct., Erie Co.), plaintiffs are challenging, and attempting to enjoin, the collection of taxes on cigarettes sold to or by reservation retailers.  The Supreme Court, Erie County, On August 31, 2010, vacated two of its prior preliminary injunctions barring the collection of such taxes until defendants took various steps to comply with prior law. Plaintiffs’ motion for a preliminary injunction enjoining enforcement of the provisions of Chapters 134 and 186 of the Laws of 2010 was also denied by the Court. The plaintiffs appealed.  On September 14, 2010 the Appellate Division, Fourth Department denied plaintiffs’ motion for a preliminary injunction pending appeal. Pursuant to the rules of the Appellate Division, Fourth Department, the appeal is deemed abandoned because plaintiffs failed to perfect the appeal within 9 months of the filing of the notice of appeal.

The Seneca Nation of Indians commenced Seneca Nation of Indians v. State of New York, et al., on February 10, 2011, in Supreme Court, Erie County, to challenge regulations implementing a statutory voucher system proposed to allow the State to collect taxes on sales of cigarettes on Indian reservations.  Plaintiffs seek a judgment enjoining enforcement of both the regulations and the statutory provisions authorizing the voucher system and also declaring the regulations void.  The Supreme Court, Erie County, on May 10, 2011, issued a temporary restraining order that temporarily prohibited the implementation, administration, and enforcement of the voucher system, pending a hearing and determination of plaintiff’s motion for a preliminary injunction. On June 8, 2011, the Court issued an order granting defendants’ motion for summary judgment, dismissed the complaint and vacated the temporary restraining order.  On November 18, 2011, the Appellate Division, Fourth Department, affirmed.  On February 21, 2012, Plaintiff’s motion for leave to appeal to the Court of Appeals was denied.

In Gyrodine v. State of New York (Court of Claims), claimant is seeking damages under the Eminent Domain Procedures Law with respect to the appropriation by the State of 245 acres of land related to the expansion of SUNY Stony Brook.  On June 21, 2010, the Court of Claims awarded claimant compensation of $125 million.  The State appealed from the decision on September 13, 2010.  The Appellate Division, Second Department, affirmed the decision of the Court of Claims in a decision issued on November 22, 2011.  On February 17, 2012, the Second Department denied the State’s motion for reargument or, in the alternative, leave to appeal to the Court of Appeals. On June 5, 2012, the Court of Appeals denied the State’s motion for

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leave to appeal.  The New York Division of the Budget has noted that the State paid the judgment on July 5, 2012.   See the State Budget subsection of this Special Risk Considerations for the Fund section of this Statement of Additional Information for additional information regarding this payment.

In New York Insurance Association, Inc. v. State (Sup. Ct., Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and Federal Constitutions to the extent that the assessments include amounts for items that are not direct expenses of the Insurance Department.  The State filed its answer on May 4, 2010.  On June 9, 2010, the State filed a motion for summary judgment.  Plaintiffs have filed a motion for permission to conduct discovery prior to responding to the State’s motion for summary judgment.  Plaintiffs’ motion for permission to conduct discovery before responding to the State’s motion for summary judgment was granted on March 10, 2011.  Since then, Plaintiffs have filed an amended complaint adding challenges to assessments issued after this action commenced and the State has withdrawn its motion for summary judgment without prejudice.  The State has filed its answer to the amended complaint and is engaged in the discovery process.  The discovery deadline was October 1, 2012.

In July 2011, Plaintiffs sued the State of New York and other Defendants in Akwesasne Convenience Store Association et al. v. State of New York, in Supreme Court, Erie County, seeking a declaration that the statutory voucher system impermissibly burdens Indian commerce and is preempted by federal law and further seeking to enjoin the implementation, administration or enforcement of the system. The court denied Plaintiffs’ request for a temporary restraining order and, in a decision dated August 18, 2011, also denied Plaintiffs’ subsequent motion for a preliminary injunction. Plaintiffs appealed to the Appellate Division, Fourth Department, which denied Plaintiffs’ motion for a preliminary injunction pending appeal on September 14, 2011.  By decision dated August 2, 2012, the Supreme Court, Erie County, granted defendants’ motion for summary judgment dismissing the complaint and denied plaintiffs’ cross motion for summary judgment.

State Retirement Systems

The State and Local Retirement Systems (”Systems“) provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans).  The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.  The present value of anticipated benefits for current members, retirees, and beneficiaries increased from $194.3 billion on April 1, 2011 to 198.6 billion (including $89.3 billion for current retirees and beneficiaries) on April 1, 2012, and the net assets available for benefits as of March 31, 2012 were $153.4 billion (including $3.5 billion in receivables), an increase of $3.9 billion or 2.6 percent from the fiscal year 2010-11 level of $149.5 billion.  Under the funding method used by the Systems, the anticipated benefits of current members, retirees and beneficiaries are expected to be sufficiently covered by the net assets, plus future actuarially determined contributions.  The investment losses experienced in fiscal year 2009 have negatively impacted the value of assets held for the Systems.  The effect of the loss is spread over a 5-year period by the current actuarial smoothing method.  Consequently, employee contribution rates have increased for fiscal years 2010-11, 2011-12 and 2012-13, and further increases are anticipated for fiscal years 2013-14 and 2014-15.  The amount of such future increases will partly depend on the pension fund’s value as of each April 1, and also on the present value of the expected benefits to be paid by the pension fund as of each April 1.  In addition, the assumed rate of return used by the Systems’ Actuary, which is one of the factors used to calculate contribution requirements, decreased from 8 percent to 7.5 percent starting in fiscal year 2011-12.  Final contribution rates for fiscal year 2012-13 were released in early September 2011.  The average Employees’ Retirement System contribution rate (before amortization) increased from 16.5 percent of salary in fiscal year 2011-12 to 19.4 percent of salary in fiscal year 2012-13, while the average Police and Fire Retirement System contribution rate (before amortization) increased from 22.3 percent of salary in fiscal year 2011-12 to 26.6 percent of salary in fiscal year 2012-13.

Contributions to the Systems are also provided by employers.  In fiscal year 2011-12, the State paid $1.5 billion in contributions (including Judiciary) including amortization payments of approximately $69.1 million.  The estimated State payment (including Judiciary) due March 1, 2013 is $2.2 billion.  The State (including Judiciary) has the option to amortize up to $781.9 million which would reduce the required payment to $1.4 billion.  The State payment for fiscal year 2012-13 is an estimate.  If this amount changes, then the amount that can be amortized would also change.

Authorities

Generally, the fiscal stability of the State is partially dependent upon the fiscal stability of its public authorities (”Authorities“), including those which finance, construct and/or operate revenue-producing public facilities.  These Authorities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

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Furthermore, there are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to certain Authorities in order to secure the payment of debt service on their revenue bonds and notes.  However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year.  Some public Authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Not surprisingly, the State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its Authorities were to default on their respective obligations.  As of December 31, 2011 (with respect to the New York Job Development Authority, as of March 31, 2012), there were 18 Authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $170 billion, only a portion of which constitutes State-supported or State-related debt.

Metropolitan Transportation Authority

In December 2012, the MTA adopted the 2012 Final Proposed Budget and Four-Year Financial Plan 2013–2016 (the ”MTA Plan“) for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in the City and the surrounding area.  The MTA suffered a severe financial impact as a result of the Storm.  While the assessment of Storm-related losses remains ongoing, early provisional estimates have set MTA losses, excluding costs concerning any future plans for ”hardening“ various facilities against similar storms, at about $5 billion.  This figure includes a projected $4.8 billion in damages to the MTA’s infrastructure and an approximate $268 million in operating loss.  Some losses are expected to be covered by a combination of insurance, federal programs (including FEMA) and MTA resources, although final settlement could take a number of years.  The actual amount of losses for which the MTA will be responsible will depend upon a number of future developments, such as the amount of insurance and federal recoveries, and the costs actually incurred in restoring the MTA’s infrastructure.  Other risks to the MTA Plan include labor settlements falling short of the planned three year ”net zero“ wage growth, unsuccessful efforts to reduce costs and State budget actions that reflect less than full remittance to the MTA of all funds collected on its behalf.

The MTA Plan reflects the MTA’s response of seeking greater operational efficiency and additional cost saving initiatives. The MTA Plan estimates ending cash balances of $26 million in 2012 and $40 million in 2013, with projected cash deficits of $85 million in 2014, $19 million in 2015 and $229 million in 2016.  The current outlook for the MTA’s finances generally has improved, creating the financial ability to absorb the near- and long-term impacts of the Storm.  However, the MTA has limited financial reserves to offset lower-than-expected operating revenues, taxes and subsidies should the effects of the Storm be substantially greater than expected or should the regional or national economic recovery falter.

The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017, or by visiting the MTA website at www.mta.info.

New York City

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements.  For its normal operations, the City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.  There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures.

The discussion that follows regarding the status of the City economy is based on information published by the City Office of Management and Budget (”OMB“) no later than October 26, 2012.  All predictions and past performance information regarding the City economy contained in this subsection were made by OMB on or prior to that date even though they may be stated in the present tense and may no longer be accurate.  The information and projections concerning the City contained in this section pre-date the Storm and, thus, do not reflect an assessment of the Storm’s impact on the City.  In conjunction with this summary of the City economy you should also review the State Economy subsection of this Special Risk Considerations for the Fund section of this Statement of Additional Information which presents the DOB’s assessment of the national and State economy.

The slow pace of the national recovery has affected the City economy too.  In the second half of 2011, Wall Street experienced volatility due to the Eurozone debt crisis and experienced a loss of nearly $2 billion in the fourth quarter of 2011.   In the first quarter of 2012, Wall Street experienced a recovery due to a brief hiatus in the Eurozone debt crisis and produced a pre-tax profit

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of over $7 billion.  Nonetheless, those gains were 22 percent below the first quarter 2011 profits of $9.3 billion.  On the other hand, in May of 2012 the Dow Jones and S&P 500 indices rose 4.3 and 5.8 percent, respectively, in the third quarter of 2012, which was a reversal of the losses of 2.5 and 3.3 percent, respectively, in the second quarter of 2012.  Unfortunately, some of these gains have been reversed as a result of October trading.  In addition, the decline in trading volumes on the New York Stock Exchange since 2008 is a worrisome trend that may negatively affect future performance.  The number of trades during the first three quarters of 2012 was 25 percent lower than the number of trades during the same period in 2011, and the third quarter of 2012 witnessed the lowest volume of trades on the New York Stock Exchange in 12 years.  In addition to the foregoing factors, OMB believes that domestic policy decisions regarding the federal budget at the end of the year and the European turmoil may also contribute to poor financial markets performance for the remainder of the year.

The City labor market lost 140,000 from September 2008 through August 2009.  After hitting a low in August 2009, the City has rebounded and as of June 2012 the City’s private sector employment stood 2.4 percent above the pre-recession peak.  Through the first nine months of 2012, the City’s private sector added over 94,000 jobs.  The more modestly paying job sectors (such as leisure and hospitality, retail and wholesale trade and manufacturing) and the office-using sectors of financial activities, professional and business services, and information have displayed strong growth during 2012.  However, nearly half of the job growth is attributable to the temporary employment services subsector, while the higher-paying architectural services, legal services and accounting services subsectors have been responsible for only about 3,000 new jobs.  In addition, the high paying securities subsector has lost approximately 900 jobs since December 2011.   Nonetheless, despite the overall job growth, the unemployment rate in the City rose to 9.5 percent as of September 2012 from 9.1 percent in December 2011.  It is unclear why the unemployment rate has remained so high.  While the unemployment rate remains high, it has declined from the 10.0 percent rate recorded in both June and July of 2012, and OMB believes it should begin to decrease at a faster rate if the current job creation rate continues.

The office leasing market in the City through the third quarter of 2012 has slowed as compared to the strong activity during 2011.  While 2011 witnessed the most square footage leased in the office market since 2000, leasing has decreased by 30 percent through the third quarter of 2012.  OMB speculates that this may be the result of firms using space more efficiently or being unwilling to make long-term lease commitments given that a large number of jobs being created in the City are temporary.  Furthermore, transactions in the investment market have slowed as compared to last year.  Through September 2012, there were 16 transactions of office buildings priced at $100 million or more, while there were 21 such transactions during the same period in 2011.  Nonetheless, the investment market appears to be stabilizing from just 3 years earlier when only 5 such transactions occurred during the entire year.

The residential real estate market suffered a decline in sales activity during the second quarter of 2012.  Total transactions were down 0.4 percent compared to the same period in 2011.  Although the decline in the second quarter was the third consecutive decrease, the pace of the drop has slowed, reflecting an apparent stabilization of the housing market.  In addition, home prices as measured by the S&P/Case-Shiller (C-S) Index continued to drift downward.  In the first quarter of 2012, home prices reached a new low for the current cycle, with prices of single family home down about 27 percent from the peak reached in June 2006, and prices of condos down over 17 percent from its height in February 2006.  Since these lows, there has been a slight rise in home prices, with single-family homes rising modestly for three consecutive months and condo prices rising for five.  The recovery in the housing market has lead to an increase in building permit filings for new construction activity.  The total permits issued year-to-date through September 2012 surpassed the annual totals in 2009 and 2010, and are on pace to exceed the total for 2011.

Tourism continues to be a vibrant and dynamic contributor to the City’s economy.  The City’s airports have witnessed arrivals increase by 4.7 percent year-to-date through August 2012.  In addition, despite adding 3,000 hotel rooms to the City’s inventory from September 2011 through July 2012, occupancy rates were near capacity at over 85 percent during this period, and hotel room rates rose over 2.6 percent year-to-date through August 2012.  The increase in tourism has lifted attendance and profits at major City tourist venues.  Through September 2012, Broadway attendance and gross receipts were up by over 3 percent and 12 percent, respectively, as compared to the same period in 2011.  However, there are risks to the City’s tourism industry.  If Europe’s sovereign debt crisis worsens, it could lead to a slowdown in the tourism sector since almost half of the City’s international tourists come from European Union countries.  Continued turmoil in Europe could lead to a further strengthening of the dollar which may discourage travel to the City from other international locations.  Furthermore, uncertainty over the federal budget crisis and a continued slow U.S. economic recovery may make travel to the City less attractive for domestic travelers.

All the risks to the national and State economies apply to the City economy.  OMB has identified high energy prices, the Eurozone debt crisis, and the looming federal fiscal crisis at the end of the year as possibly negatively affecting the City economy in a wide range of industries.  Moreover, assumptions for continued profitability on Wall Street are based on continued stability and the Federal Reserve’s ability to properly manage monetary policy.  Also, as mentioned above, the information and projections contained in this section do not reflect an assessment of the Storm’s impact on the City.

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The official financial disclosure of the City and the financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

New York City Financial Plan

On May 3, 2012, the Mayor’s office released the Executive Budget and Four Year Financial Plan for Fiscal Years 2013-16 (the ”Executive Budget“).  Subsequently, the Executive Budget was adopted with certain modifications (”City Plan“).  The City’s fiscal year for 2013 ends on June 30, 2013.  (The City’s fiscal year for 2014 will run from July 1, 2013 to June 30, 2014.)  The City Plan’s projected revenues and expenditures for the 2013 fiscal year are balanced, in accordance with GAAP.  However, the City Plan projects gaps of $1.6 billion, $2.8 billion and $2.6 billion for fiscal years 2014, 2015 and 2016, respectively.  The City Plan estimates that total revenues for 2013 will be $69 billion and the City Plan estimates that total revenues for each of the gap out years will be approximately $70.4 billion in 2014, $72.1 billion in 2015 and $74.2 billion in 2016. The City Plan’s projections for total expenditures for 2013 is $69 billion and for each of the gap out-years is approximately $71.5 billion in 2014, $74.9 billion in 2015 and $76.9 billion in 2016.   It is important to note that the Storm’s potential impact on City tax receipts and cash outlays for disaster assistance is a substantial risk that may adversely affect these projections.

The staffs of the New York State Financial Control Board (”FCB“), Office of the State Deputy Comptroller for the City of New York (”OSDC“), the City Comptroller and the Independent Budget Office (”IBO“) issue periodic reports on the City’s financial plans.  Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

New York City Financing Program

Successful execution of the City Plan depends upon the City’s ability to market its securities successfully.  According to the City Plan, the City’s program for financing capital projects for fiscal years 2013 through 2016 projects $26.6 billion of long-term borrowing to support the City’s current capital program.  This does not include State funded financing for education capital purposes through New York City Transitional Finance Authority (”TFA“) Building Aid Revenue Bonds (”BARBS“).  The financing of the City’s capital program is divided among General Obligation (”GO“) bonds, TFA bonds (other than BARBS) and New York City Municipal Water Finance Authority (”NYW“) bonds. During fiscal years 2013 through 2016, the City is expected to issue $9.5 billion in GO bonds and the TFA is expected to issue $11.2 billion in bonds.  NYW’s annual bonding amount (excluding refundings) will average about $1.5 billion.  In addition, TFA expects to issue $4.5 billion in BARBS in fiscal years 2013 through 2016 to fund capital costs for the Department of Education.

The debt service for the City, TFA (excluding BARBs) and City appropriation debt or conduit debt, not including the effect of pre-payments, is 8.3 percent of the City’s total budgeted revenues in 2012.  That ratio is expected to increase to 10.1 percent in 2016. As a percentage of tax revenues, the debt service ratio is 13.4 percent in 2012 and is anticipated to grow to 15.2 percent in 2016.

For fiscal year 2012, the City’s total debt outstanding issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt other than TFA BARBS is expected to be approximately $66.5 billion.  Another $28.2 billion in NYW bonds are expected to be outstanding for fiscal year 2012.  For fiscal year 2013, the City’s total debt outstanding issued through GO bonds, TFA bonds, TSASC bonds and Conduit Debt other than BARBS is expected to be approximately $68.6 billion.  Another $29.6 billion in NYW bonds are expected to be outstanding for fiscal year 2013.

The City Plan is predicated on numerous assumptions, including the condition of the City’s and the region’s economies and the associated receipt of economically sensitive tax revenues in the projected amounts.  The City Plan is also subject to a variety of other factors.

In addition to borrowings related to capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements.  The success of projected public sales of City, NYW, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions.  The City’s planned capital and operating expenditures are dependent upon the sale of its GO debt, as well as debt of the NYW, TFA, Dormitory Authority of the State of New York and TSASC.

The City’s outstanding GO bonds were rated AA with a stable outlook by S&P as of May 18, 2012, AA with a stable outlook by Fitch as of December 6, 2012, and Aa2 with a stable outlook by Moody’s as of December 6, 2012.  Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the

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rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City’s GO bonds.

Other Localities

Historically, the State has provided unrestricted financial assistance to cities, counties, towns and villages outside of the City.  Certain localities outside the City have experienced financial problems and have, consequently, requested and received additional State assistance during the last several State fiscal years. In addition, in certain circumstances the State has enacted legislation to create oversight boards to address poor fiscal conditions within a locality.  Not included in the projections of the State’s receipts and disbursements for the State’s 2012-13 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance or oversight.

Local governments must respond to changing political, economic and financial influences over which they have little or no control.  These changes may negatively affect the financial condition of certain local governments. For example, the State or federal government may end or cut its funding of various local programs or deny certain claims in which case local governments would need to use their own resources to fund such expenditures.  Specifically, the anticipated loss of temporary federal stimulus funding will adversely impact counties and school districts in the State.  The State’s cash flow issues have resulted in delays to the payment of State aid, and in some cases, have required localities to find other sources from which to borrow. Furthermore, recently enacted legislation caps property tax receipts of local governments, which may reduce property tax revenue available to local governments and school districts.  The legislation does not apply to the City.  In addition, changes to sales tax distributions resulting from the 2010 federal population census have also had a material impact on various local governments.  At the end of the day, localities and local public authorities may experience significant financial difficulties that could put local access to the public credit markets at risk, which could adversely affect the marketability of notes and bonds issued by localities within the State.  Localities may also face unexpected problems as a result of certain pending litigation, judicial decisions and long-range economic trends.  Other large-scale potential problems may also negatively affect localities and require requests for State assistance.  These include declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings.  For the 2010 fiscal year, the total indebtedness for all localities in the State other than the City was approximately $43.3 billion.  This figure is inclusive of bonds issued by the localities and certain debt guaranteed by the localities but excludes capital lease obligations, assets held in sinking funds, various amounts available for redemption of debt at the start of a fiscal year and debt of certain localities that did not file financial reports with the Comptroller.

OHIO

As described above, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations.  The following information constitutes only a brief summary of some of the many complex factors that may have an effect.  The information does not apply to ”conduit“ obligations on which the public issuer itself has no financial responsibility.  This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate.  No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

Much of this information is as of January 11, 2013, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2010 was 11,536,104, up from 11,353,100 in 2000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State’s area devoted to farming and a significant portion of total employment in agribusiness.

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In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.6% national figure. From 1991 through 1998, however, the annual State rates were below the national rates, then again slightly higher in 1999 (4.3% vs. 4.2%), even in 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and 2002 (5.7% vs. 5.8%), and higher in 2003 (6.2% vs. 6.0%), 2004 (6.1% vs. 5.5%), 2005 (5.9% vs. 5.1%), 2006 (5.5% vs. 4.6%), 2007 (5.6% vs. 4.6%), 2008 (6.6% vs. 5.8%), 2009 (10.2% vs. 9.3%), and 2010 (10.1% vs. 9.6%). Then, in 2011, the State again experienced a lower average unemployment rate than the nation as a whole (8.6% vs. 8.9%).  In November 2012, the State unemployment rate was 6.8% compared to the national rate of 7.7%. The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in an Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

Consistent with the Ohio Constitution provision that no State appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well established procedures for, and as described below has timely taken, necessary actions to ensure resource/expenditure balances (particularly in the GRF) during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The GRF ending fund balance for Fiscal Year 2012 (before year-end transfers) was $371.0 million.

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)
2002-03	$ 396,539,000	$ 52,338,000	$ 52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000
2006-07	1,432,925,000	215,534,000	215,534,000
2008-09	734,526,000	389,103,000	389,103,000
2010-11	844,467,000	430,707,000	138,816,000

(a) Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

(b) Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

The appropriations act for the 2012-13 biennium included all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State.

In accordance with statutory requirements, the Governor is scheduled to submit his Executive Budget for the 2014-15 biennium to the General Assembly on February 4, 2013.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums. The State administrations and both houses of the General Assembly have been and are committed to and have taken and continue taking actions that ensure a balance of GRF resources and expenditures.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions, with budgetary pressures during this period primarily due to lower than anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames – the June 2001 biennial appropriation Act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

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The biennial GRF appropriations Act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160 million from the BSF and $100 million from the Family Services Stabilization Fund aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709 million for Fiscal Year 2002 and $763 million for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

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Spending reductions and limits on hiring and major purchases. The Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

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December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248 million from the BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607 million; reallocating to the GRF a $260 million portion of tobacco settlement receipts in Fiscal Years 2002 and 2003; and authorizing Ohio’s participation in a multi state lottery game estimated to generate approximately $40 million annually beginning in Fiscal Year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRF of the then remaining BSF balance ($607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds; a $50 million reduction in the Fiscal Year 2002 ending GRF balance to $100 million; increasing the cigarette tax by 31¢ per pack (to a total of 55¢ per pack) estimated by OBM to produce approximately $283 million in Fiscal Year 2003; additional transfers to the GRF of $345 million from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and ”decoupling“ certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283 million in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108.3 million (fund) and $619.2 million (cash) based on the remedial steps described above, including transfers of $289.6 million from tobacco settlement moneys and $534.3 million from the BSF (leaving a Fiscal Year 2002 ending BSF balance of $427.9 million, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720 million. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121.6 million of GRF savings through the end of the Fiscal Year (expressly exempted were appropriations for or relating to debt service on State obligations).  The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: An additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million savings; transfers of $56.4 million to the GRF from unclaimed funds and various rotary funds; and a one-month acceleration in sales tax collections by vendors filing electronically to produce $286 million.

To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration

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spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200 million from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193 million of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF cash and fund balances of $396.5 million and $52.3 million, respectively, and a balance in the BSF of $180.7 million.

Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the State, related to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

2004-05.  The GRF appropriations Act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued the limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

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A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.

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Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, producing in aggregate approximately $102 million annually. On February 12, 2009, an Ohio appeals court overruled a 2007 trial court decision and upheld the inclusion of satellite television in the sales tax base, which produces approximately $54 million annually. The Ohio Supreme Court on December 27, 2010, affirmed the court of appeals decision in favor of the State, and on June 25, 2012, the United States Supreme Court declined to hear this case.

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Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected at the time to produce approximately $29 million annually.

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Elimination of the sales tax exemption for wide area telephone service (WATS) and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected at the time to produce approximately $64 million annually.

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Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected at the time to produce in aggregate approximately $35 million annually.

The Act also authorized and OBM on June 30, 2004 transferred $234.7 million of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those federal monies in Fiscal Years 2004 and 2005, respectively.

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Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100 million. On July 1, 2004, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118 million and a reduction of $50 million in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100 million year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157.5 million. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470.7 million. Final Fiscal Year 2005 GRF revenue came in $67.4 million above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60 million to address a prior-year liability in the Temporary Assistance to Needy Families (TANF) program; $40 million to a disaster services contingency fund; $50 million to the State’s share of the school facilities construction program; and $394.2 million to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.

2006-07.  Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the then Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

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A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.  See 2010-11 and Current Biennium for discussion of postponement of the final installment of this personal income tax reduction until the end of tax year 2010.

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Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

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Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio phased in over the 2006 through 2010 fiscal years. The CAT is being levied at its fully phased-in rate of 0.26% on gross receipts in excess of $1,000,000. The fully implemented CAT produces about $1.45 billion annually with $139 million of that amount attributable to its application to motor fuels. In September 2009, the Ohio Supreme Court ruled that food sales for off-premise consumption may be included in the CAT base. On December 7, 2012, the Ohio Supreme Court upheld the application of the CAT to gross receipts from the sales of motor fuels, but ordered that the proceeds of the CAT derived from those gross receipts — currently estimated by OBM at approximately $140 million annually — could not in the future be applied to non-highway purposes.

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A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

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An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline (excluding appropriations for debt service, tax relief and refunds, and certain appropriations reflecting moneys received from the federal government) and then applies an annual growth factor equal to the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. This legislation was enacted as an alternative to a proposed ”tax and expenditure limitation“ (TEL) amendment to the Ohio

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Constitution that was withdrawn from the November 2006 general election ballot. All GRF appropriations since have complied with this limitation.

The State ended Fiscal Year 2006 with a GRF cash balance of $1.529 billion and a GRF fund balance of $1.026 billion. Of that ending GRF fund balance, the State carried forward $631.9 million to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain the required 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining approximately $394 million was deposited into the BSF increasing its balance to $1.012 billion (which includes $40 million in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1.433 billion and a GRF fund balance of $215.5 million.

2008-09. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2008-09, primarily as a result of the Ohio economy being negatively affected by the national economic downturn. Budgetary pressures during this period were primarily due to continuing lower than previously estimated levels of receipts from certain major revenue sources.

Consideration came in three general time frames – winter 2007, fall/winter 2008, and spring 2009. Significant measures were taken including use of the entire Budget Stabilization Fund (BSF) balance and expenditure reductions and spending controls on State agencies and departments.

Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.2% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

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Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.

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Restoring local government fund support by committing a specified percentage of all tax revenues deposited into the GRF, with local governments to receive 3.7% of total GRF tax revenues annually and local libraries to receive 2.22% of total GRF tax revenues annually.  (See Current Biennium below for a discussion of changes to these allocations.)

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Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued $5.53 billion of tobacco settlement asset-backed bonds to fund capital expenditures for higher education ($938 million) and common school ($4.112 billion) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF partially funded the expansion of the homestead exemption property tax relief program in the Act. The Act reprogrammed all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025, with the largest allocations to elementary and secondary school capital expenditures, and with other amounts allocated for smoking cessation and health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

Winter 2007. With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 OBM reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 million for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the 2008-09 biennium of $733 million.

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Executive and legislative actions taken in response to those OBM estimates, included:

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The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509 million (of which about $402 million was realized) for the 2008-09 biennium, as well as limitations on major purchases, hiring and travel, based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

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Transfer of unspent agency appropriations then expected to total $120 million in Fiscal Year 2008 and $78 million in Fiscal Year 2009.

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Authorizing expansion of the State-run lottery system to include ”keno“ games then projected to generate $65 million in Fiscal Year 2009 of which approximately $25 million was realized.

In June 2008, the General Assembly also passed legislation that provided for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63.3 million from the BSF for the State’s share of increased Medicaid costs, $55 million from rotary funds and $25 million in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.

Fall/Winter 2008.  With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540 million further reduction in its GRF revenue projections for Fiscal Year 2009 and a projected Fiscal Year budgetary shortfall of the same amount. Executive actions announced to offset the projected shortfall included:

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Use of additional planned Fiscal Year-end lapses and GRF carry forward totaling $126.4 million.

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Use of balances in various non-GRF ”rotary funds“ totaling $112 million.

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Transfer to the GRF an additional $40 million of interest earnings on the proceeds of the tobacco securitization referred to above.

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As authorized by June 2008 legislation referred to above, a transfer to the GRF of $63.3 million to pay for previously authorized Medicaid cost expenditures.

The $198.3 million remainder of the projected shortfall was offset by a 4.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others.

On December 1, 2008, OBM announced a further $640.4 million reduction in GRF revenue projections for Fiscal Year 2009 expected to result in a projected Fiscal Year shortfall of the same amount. Executive actions announced to offset much of that projected shortfall included:

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Reducing total GRF Medicaid spending by $311.1 million by using cash from non-GRF Medicaid accounts and the corresponding federal share previously planned for use in Fiscal Year 2010.

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Reducing total Medicaid program spending by $21.3 million by enhanced focus on use of other third party liability sources and other program savings exceeding original estimates.

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Reducing other GRF expenditures by $180.5 million through a further 5.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services among others. These reductions were in addition to the approximately $1.27 billion of 2008-09 biennium budget adjustments previously undertaken.

The $131.9 million remainder of the shortfall was offset by additional Federal Medical Assistance Payments (FMAP) received under the American Recovery and Reinvestment Act (ARRA) of 2009, which increased federal Medicaid match to the GRF by that amount (after taking into account loss of federal match from the two Medicaid related actions outlined above). Based on these expenditure reductions, spending controls and other measures − and before the revised revenue estimates referred to below − OBM was projecting a positive GRF fund balance at June 30, 2009.

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Spring 2009.   Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2010-11 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2009. Those estimates revised Fiscal Year 2009 revenues downward by an additional $912 million over OBM’s December 2008 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. To address this additional Fiscal Year 2009 revenue shortfall, the Governor received General Assembly approval for and used the entire remaining BSF balance of $949 million for Fiscal Year 2009. Additional measures taken to address this shortfall included the restructuring of $52.8 million of Fiscal Year 2009 general revenue fund debt service into Fiscal Years 2012 through 2021 and expenditure reductions of $98 million in addition to the expenditure controls ordered by the Governor on April 22.

The State ended Fiscal Year 2009 with GRF cash and fund balances of $734.5 million and $389.1 million respectively, and a $−0− balance in the BSF. Of the ending GRF fund balance, $133.4 million represents the one-half of one percent of Fiscal Year 2009 GRF revenues the State is required to maintain as an ending fund balance.

2010-11.  Rigorous consideration was given by the General Assembly to the Governor’s Executive Budget proposed for the 2010-11 biennium in light of the difficult economic and fiscal conditions resulting from the national recession.  The final GRF appropriations Act for the 2010-11 biennium, which was preceded by three seven-day interim appropriations acts, was passed by the General Assembly and signed (with selective vetoes) by the Governor on July 17, 2009. All necessary debt service and lease-rental payments related to State obligations for the entire 2010-11 biennium were fully appropriated for the three-week interim appropriations period and under that final Act.

Reflecting the final implementation of the restructuring of State taxes commenced in 2006-07 and a conservative underlying economic forecast, that Act provided for total GRF biennial appropriations of approximately $50.5 billion (a 3.8% decrease from 2008-09 biennial expenditures) and total GRF biennial revenue of approximately $51.1 billion (a 4.2% decrease from 2008-09 biennial revenues). GRF appropriations for major program categories compared to 2008-09 actual GRF spending reflected increases of 3.4% for Medicaid (excluding ARRA funding referred to below) and 0.7% for corrections and youth services; and decreases of 13.8% for mental health and developmental disabilities, 8.3% for higher education, and 5.15% for elementary and secondary education. Among other expenditure controls, the act included a number of Medicaid reform and cost containment initiatives and also included the restructuring of $736 million of Fiscal Years 2010 and 2011 general revenue fund debt service into Fiscal Years 2012 through 2025.

Major new sources of revenues or savings reflected in the 2010-11 appropriations act included:

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$2.4 billion of ”Federal Stimulus“ funding received under ARRA, including $1.464 billion for elementary and secondary education, $628 million for FMAP, and $326 million for other purposes.

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$933 million in gaming and license revenues from the Ohio Lottery Commission’s implementation of video lottery terminals (VLTs) at the seven horse racing tracks in the State. OBM estimated the VLTs would result in an approximate $851 million net increase in revenues for the biennium ($285 million in Fiscal Year 2010 and $566 million in Fiscal Year 2011) after taking into account offsetting effects of the VLTs on other lottery revenues. On September 21, 2009, the Ohio Supreme Court ruled that the statutory provisions in the biennial appropriations Act for the implementation of VLTs were subject to voter referendum and granted petitioners in that case until December 20, 2009 to submit referendum petitions, with the required number of signatures.  The Ohio Secretary of State on March 26, 2010 confirmed those petitions contained a sufficient number of valid signatures to place the referendum on the November 2, 2010 ballot, but on July 1, 2010 the committee for the petitioners withdrew the referendum from the ballot.

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$259 million from the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund (TUPAC) to be deposited into a special State fund (non-GRF) and then intended to be used for various health care initiatives. On August 11, 2009, a trial court ordered these monies must remain in that endowment fund and be used for the purpose of reducing tobacco use. The State immediately appealed this trial court ruling and on December 31, 2009, the court of appeals ruled in favor of the State and reversed the trial court’s order. The Ohio Supreme Court on December 22, 2010, affirmed the court of appeals decision in favor of the State.

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$1.036 billion of ”one-time“ revenues or savings ($640 million in Fiscal Year 2010 and $396 million in Fiscal Year 2011), including $364 million from the spend-down of carry-forward balances (that required temporary suspension of the one-half of one percent ending fund balance requirement for the 2010-11 biennium), $250 million transferred from a cash account at the Ohio School Facilities Commission funds, $272 million savings from subjecting State employees to a two week unpaid ”furlough“ during each year of the biennium, $84 million from a reduction in State funding to public libraries, and $65 million from the transfer to the GRF of interest on the proceeds of the State’s 2007 tobacco securitization.

•

$530 million from transfers to the GRF of unclaimed funds and from other non-GRF funds.

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In September 2010 the State also received from the federal government an award of $518.6 million of enhanced Federal Medical Assistance Payments funding (eFMAP), and $361.2 million of funding was also received by Ohio school districts for teacher salaries and personnel costs for primary and secondary education (Ed Jobs).

In response to the above-referenced September 21 decision of the Ohio Supreme Court declaring the VLT provisions in the biennial appropriations Act subject to referendum, the Governor proposed for General Assembly consideration postponing for two years the final installment of the personal income tax reduction then scheduled to take effect in tax year 2009 (for returns filed in 2010). After extended hearings and review, the General Assembly approved, and the Governor signed into law on December 22, 2009, legislation keeping personal income tax rates at 2008 levels through tax year 2010.  (See Current Biennium for a discussion of implementation of the final phase of that personal income tax reduction.)

The appropriations act for the 2010-11 biennium created a six-member legislative Budget Planning and Management Commission (BPMC) to ”study and make recommendations that are designed to provide relief to the State during the current difficult fiscal and economic period“.

The BPMC commenced meeting in June 2010, heard testimony, received suggestions and released two reports − one from its three Republican members dated November 30, 2010, and one from its three Democratic members dated December 8, 2010. Both reports contained estimates of ”non-recurring“ revenues reflected in the 2010-11 budget as enacted ranging from $4.887 billion in the GRF to $8.339 billion for all GRF and non-GRF funds. These estimates included the effect of the postponement of the final installment of the personal income tax reduction.

The State ended Fiscal Year 2011 with GRF cash and fund balances of $844.5 million and $430.7 million, respectively.  Of that ending GRF fund balance, the State reserved $138.8 million in the GRF reflecting the one-half of one percent of Fiscal Year 2011 GRF revenues the State is required to maintain as an ending fund balance and transferred $45.0 million into disaster services/emergency funds.  The remaining $246.9 million was deposited into the BSF.  These ending balances reflect the use of approximately $680 million in Fiscal Year 2011 GRF revenue to make payments for Medicaid managed care, the State’s share of instruction for higher education, payroll and other commitments that were previously scheduled to be deferred into Fiscal Year 2012.

Current Biennium.  Consistent with State law, the Governor’s Executive Budget for the 2012-13 biennium was released in March 2011 and introduced in the General Assembly. After extended hearings and review, the 2012-13 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2011. To address the use of non-recurring funding sources in the prior 2010-11 biennium including amounts received under ARRA, the Act includes targeted spending cuts across most State agencies and major new Medicaid reform and cost containment measures. Reflecting the tax law changes described below and a conservative underlying economic forecast, that Act provides for total GRF biennial appropriations of approximately $55.78 billion (an 11% increase from the 2010-11 GRF biennial expenditures) and total GRF biennial revenue of approximately $56.07 billion (a 6% increase from 2010-11 GRF biennial revenues). GRF appropriations for major program categories compared to 2010-11 actual GRF spending reflect increases of 30% for Medicaid (increase due in part to absence of ARRA funding in the current biennium) and 3% for elementary and secondary education; decreases of 9% for higher education and 8% for mental health and developmental disabilities; and flat funding for corrections and youth services. That Act also reflects the restructuring of $440 million of Fiscal Year 2012 general revenue fund debt service into Fiscal Years 2013 through 2025, approximately three-quarters of which was accomplished by the Ohio Public Facilities Commission’s July 28, 2011, issuance of $488.8 million in refunding bonds, with the remainder accomplished by the Ohio Building Authority’s September 15, 2011, issuance of $149.3 million in refunding bonds.

The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations (after the restructuring of Fiscal Year 2012 GRF debt service payments).

Major new sources of revenues or expenditure savings reflected in the 2012-13 appropriations Act include:

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Transfer of the State’s spirituous liquor system to JobsOhio, a nonprofit corporation created to promote economic development, job creation and retention, job training and the recruitment of business to the State. In consideration of this transfer, the Act reflects that the State anticipated receiving a $500 million one-time payment from JobsOhio in Fiscal Year 2012. With that transfer, the State would forgo annual deposits to the GRF from net liquor profits (those deposits totaled $153.0 million in Fiscal Year 2011 and $92.5 million in Fiscal Year 2012). Any transfer must include provisions for payment of the outstanding bonds secured by net liquor profits. Litigation filed on April 18, 2011 in the Ohio Supreme Court challenged, under various provisions of the Ohio Constitution, certain aspects of both JobsOhio and the law enacted by the General Assembly in February 2011 authorizing its creation. Specifically, plaintiffs in that case were challenging the provisions in that law providing the Ohio Supreme Court exclusive original jurisdiction for any challenge to that law or the creation of JobsOhio, and also requiring those challenges be filed within sixty days after that

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law took effect. Plaintiffs also claimed that law is an improper special act conferring corporate powers, that the Governor may not serve on the JobsOhio board of directors, that the provisions for dissolution of JobsOhio violate limitations in the Ohio Constitution on State appropriations and assumption of corporate debt, and that the law created a joint venture under which the State is lending its aid and credit. On August 19, 2011, the Court dismissed that case for lack of subject matter jurisdiction. The 2012-13 Appropriations Act also amended the law enacted in February 2011 authorizing the creation of JobsOhio to remove the Governor from the JobsOhio board of directors, required JobsOhio to comply with Ohio’s nonprofit corporation law unless specifically exempted from a provision, eliminated the exclusive original jurisdiction in the Ohio Supreme Court and relaxed the deadlines for filing claims. On August 30, 2011, those same plaintiffs filed a complaint in the Court of Common Pleas of Franklin County, Ohio, again claiming the law authorizing the creation of JobsOhio, as amended by the 2012-13 appropriations Act, is an improper special act conferring corporate powers, and that the State may not lend its aid and credit to JobsOhio. The defendants filed motions to dismiss the complaint claiming that the named plaintiffs lacked legal standing to bring this case. The court on November 23, 2011, held a hearing on the defendants’ motions to dismiss and on December 2, 2011, granted those motions, finding that the plaintiffs did not have standing to bring their action. Since the court granted the defendants’ motions based on lack of standing, it did not decide the plaintiffs’ other claims. On December 23, 2011, the plaintiffs appealed that trial court ruling to the Tenth District Court of Appeals of Franklin County, Ohio, and on June 14, 2012, the Court of Appeals unanimously affirmed the trial court’s decision.  On July 27, the plaintiffs requested the Ohio Supreme Court to accept their appeal of the Court of Appeals decision, and defendants on August 24 filed their responses opposing that further appeal.  On January 23, 2013, the Ohio Supreme Court announced that it will hear the plaintiffs’ appeal solely on the question of standing.  On August 10, 2012, JobsOhio filed a separate action directly in the Ohio Supreme Court asking that Court to issue a writ of mandamus ordering the State’s Commerce Director to sign the agreement providing for the transfer of the State’s spirituous liquor system to JobsOhio under a twenty-five year franchise.  That transfer agreement has been executed on behalf of JobsOhio and by the OBM Director, but in a letter dated August 9, 2012, the Commerce Director declined to sign it based on his oath to uphold the State Constitution and his desire that the Supreme Court be given the opportunity to address concerns with the constitutionality of the transaction.  The Commerce Director filed his response on August 24, 2012, and JobsOhio filed its reply on August 29, 2012.  The plaintiffs in the prior action then filed motions to intervene in this mandamus action and to consolidate it with their request for the Supreme Court to accept their appeal of the June 14, 2012, Court of Appeals decision on standing, and JobsOhio and the State opposed these motions to intervene and consolidate.  On September 28, 2012, the Ohio Supreme Court dismissed JobsOhio’s mandamus action for lack of proper jurisdiction, which also rendered moot all the motions pending with respect to that case.    Thus, the only JobsOhio matter now pending before the Ohio Supreme Court is plaintiffs’ appeal of the Tenth District Court of Appeals June 14, 2012, decision on standing.

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Sale of five State-owned prison facilities to private operators expected to result in a net payment to the GRF of $75 million. A case filed on August 25, 2011, in the Court of Common Pleas of Franklin County, Ohio, challenged the authorization in the 2012-13 appropriations Act to sell these prison facilities. Specifically, this litigation alleged that the provisions in that Act authorizing the sale of these prisons, as well as that entire Act, were enacted in violation of the ”one subject rule“ of the Ohio Constitution, that the sale of the prisons would create a joinder of private and public property interests violating the constitutional prohibition against the State entering into a joint venture, and that they violate the constitutional right to referendum on certain laws. On August 31, 2011, the Court rendered a non-appealable decision denying a temporary restraining order requested by the plaintiffs. In that August 31, 2011, decision, the Court found that the provisions of the appropriations Act authorizing the sale of the prisons were not in violation of the one-subject rule, did not violate the prohibition against the State entering into a joint venture, and do not fit within the exceptions to the right to referendum. The State announced on September 1, 2011, that, based on the proposals it received for five prisons, it opted to sell only one of those facilities and that this would accomplish most of the desired financial result for the 2012-13 biennium. On December 21, 2011, the plaintiffs voluntarily dismissed their case without prejudice, and on July 9, 2012, the original and additional plaintiffs filed a new case in the Court of Common Pleas of Franklin County again raising the one-subject rule and joinder of private and public property claims contained in the original case, but adding a claim for reinstatement and back pay of Department of Corrections employees affected by the prison sales.

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Reducing local government fund allocations by $111 million in Fiscal Year 2012 and $340 million in Fiscal Year 2013.  Beginning in Fiscal Year 2014, allocations are to be made by committing a set percent of annual tax revenues deposited into the GRF (beginning with Fiscal Year 2013 GRF tax revenues).

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Reducing public library fund allocations to 95% of Fiscal Year 2011 levels resulting in expenditure reductions of $52.3 million in Fiscal Year 2012 and $102.8 million in Fiscal Year 2013.  Beginning in Fiscal Year 2014, allocations to

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public libraries are to be made by committing a set percent of annual tax revenues deposited into the GRF (beginning with Fiscal Year 2013 GRF tax revenues).

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Accelerated phase-out of reimbursement payments to local governments and school districts in connection with the elimination of the tangible personal property tax resulting in an increased share (estimated at $293.5 million in Fiscal Year 2012 and $597.7 million in Fiscal Year 2013) of the Commercial Activity Tax being deposited into the GRF.

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Accelerated phase-out of reimbursement payments to local governments and school districts for electric power generation deregulation and natural gas deregulation resulting in a larger share (estimated at $141.6 million in Fiscal Year 2012 and $147.4 million in Fiscal Year 2013) of the kilowatt-hour tax and the entire (approximately $66.0 million in Fiscal Year 2012 and $66.0 million in Fiscal Year 2013) natural gas consumption tax being reallocated to the GRF.

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$235 million from transfers to the GRF of unclaimed funds and from other non-GRF funds and $12 million from a tax amnesty program.

The 2012-13 appropriations Act also reflects the following tax law changes:

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Implementation of the previously postponed final 4.2% annual decrease in State personal income tax rates. (See 2010-11 above.)

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Eliminated the estate tax beginning January 1, 2013, currently levied at a rate of 6% on estates over $338,333 and 7% on estates over $500,000.  In Fiscal Year 2010, estate tax collections totaled $285.8 million of which $230.8 million was distributed to the local government jurisdictions from which it was collected and with $55.0 million retained by the State and deposited into the GRF.

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Established the InvestOhio income tax credit program under which investors in small businesses based in Ohio who hold their investments for at least two years may receive 10% income tax credits limited to a maximum of $10 million per investor per biennium with no more than $100 million of those credits to be issued over two years.

The 2012-13 biennial appropriations Act creates a Medicaid reserve fund and authorizes the OBM Director to transfer up to $130 million from the GRF, if necessary, to provide for the payment of Medicaid costs above the enacted level of appropriations.  That Act also creates a $104 million Unemployment Compensation Contingency Fund to pay interest on federal advances to the State Unemployment Compensation Fund, $70.7 million of which was used to make the interest payment due in September 2011, with the remaining amount applied  to the September 2012 interest payment of $65.8 million.  The September 2012 interest payment was also funded by a $25 million GRF supplemental appropriation and a contribution from the State’s Unemployment Compensation Administration Fund.  The Act also makes changes to State construction bidding procedures and includes additional authorizations for joint purchasing by and cooperation among local governments, all designed to create opportunities for cost savings.

Separate legislation passed by the General Assembly and signed by the Governor on June 29, 2011, is expected to reduce the State prison population by, among other changes, directing some low-level offenders to community-based programs.

On March 14, 2012, the Governor announced a series of policy proposals resulting from a ”mid-biennium review“ (MBR), with a stated focus on job creation as a priority.  The Governor’s MBR included proposals for General Assembly consideration in the areas of: energy (including shale oil and gas production opportunities in the Marcellus and Utica fields in the State, and modernizing the State’s oil and gas severance tax; electric generation and transmission; coal; cogeneration, alternative fuels and renewables; energy efficiency; and regulatory reform); personal income tax reduction (proposing that any new revenue from shale oil and gas production and the MBR proposal to modernize the State’s oil and gas severance tax system will be deposited into an  income tax reduction fund and be used to reduce personal income tax rates by a commensurate amount); bank and financial institutions tax reform (to modernize Ohio’s taxes on banks and financial institutions by replacing the corporate franchise and dealers in intangibles tax with a new financial institutions tax that more accurately reflects modern banking practices, closes loopholes and reduces the overall tax burden on most banks but is revenue neutral to the State); education (including proposals for strengthening Ohio’s ”third grade reading guarantee“, career education, a new school performance measuring system, expansion of digital and online learning, flexibility for teacher evaluations, new standards for dropout recovery schools, assessments of all publicly funded early childhood programs, and supporting adoption of a school reform plan for the City of Cleveland schools); workforce development (creating job opportunities for the developmentally disabled; an improved workforce development program; allowing those undergoing training with an employer to continue collecting unemployment benefits; linking energy companies with trained workers; and matching skilled veterans to the most in demand jobs); and achieving more management efficiency with associated State and local government budgetary savings (including replacing the separate Offices of the State Architect and Engineer and the Office of Energy Services with an Ohio Facilities Construction Commission (OFCC) to administer the design and construction of state public facilities, with the Ohio School Facilities

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Commission retained as an independent agency within the OFCC and sharing employees and facilities).  Those MBR proposals were considered by the General Assembly commencing in March in twelve separate pieces of legislation, and the General Assembly in May and June passed seven pieces of legislation addressing the subjects of energy (not including the MBR proposed changes to the State’s oil and gas severance tax), tax reform (not including the MBR personal income tax reduction proposal), education, workforce development, and management efficiency for both state and local governments.

As further implementation of the MBR, the General Assembly enacted and the Governor signed into law on December 20, 2012, a new financial institutions tax that will first apply to tax year 2014.  This new tax will apply to  many companies that are currently subject to Ohio’s corporate franchise tax (primarily banks and other corporations classified as financial institutions) and also generally subjects ”dealers in intangibles“ (e.g., mortgage brokers, stockbrokers, finance and loan companies that are not classified as financial institutions) to the commercial activity tax.  This new financial institutions tax will replace the current corporate franchise tax on financial institutions and the current dealers in intangibles tax.  The proceeds of those current taxes are, and the proceeds from the new financial institutions tax will be, deposited in the GRF.  Based on revenue targets and mechanisms established in this legislation, OBM projects the effect of these tax changes to be revenue neutral to the GRF.

The State ended Fiscal Year 2012 with GRF cash and fund balances of $973.4 million and $371.0 million, respectively.  Of that ending GRF fund balance, the State reserved $135.9 million in the GRF reflecting the one-half of one percent of Fiscal Year 2012 GRF revenues the State is required to maintain as an ending fund balance, with the remaining $235.1 million deposited into the BSF.  OBM is currently projecting a positive GRF fund balance at the end of Fiscal Year 2013.  As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a ”deficit“ position. OBM continually monitors and analyzes revenues and expenditures and related developments (including pending litigation) and prepares at the end of each month a financial report, the most recent of which is accessible via OBM’s home page at http://obm.ohio.gov/MiscPages/MonthlyFinancialReports/, with copies also available upon request to OBM.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution.  The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000.  The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.)  The Constitution provides that ”Except the debts above specified...no debt whatever shall hereafter be created by, or on behalf of the state.“

By 19 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for four that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities.  Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, site development, and veterans compensation.  Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service ”cap“ applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new obligations may not be issued if debt service for any future Fiscal Year on those new and the then outstanding bonds of those categories would exceed 5% of the total of estimated GRF revenues (excluding GRF receipts from the ARRA) plus net State lottery proceeds for the Fiscal Year of issuance.  Those direct obligations of the State include general obligation and special obligation bonds that are paid from the State’s GRF, but exclude (i) general obligation debt for third frontier research and development, development of sites and facilities, and veterans compensation, and (ii) general obligation debt payable from non-GRF funds (such as highway bonds that are paid from highway user receipts). Pursuant to the implementing legislation, the Governor has designated the OBM Director as the State official responsible for making the 5% determinations and certifications.  Application of the 5% cap may be waived in a particular instance by a three-fifths vote of each house of the Ohio General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly.  The highest annual State payment under those agreements in the current or any future fiscal year is $160.0 million in Fiscal Year 2013.  In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

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State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years.  Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated lease payments The maximum annual payment from GRF appropriations under those existing agreements is $35.6 million in Fiscal Year 2014 and the total GRF-supported principal amount outstanding is $220.0 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The approval of the OBM Director and either the General Assembly or the state controlling board is required if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from the sale of spirituous liquor. The General Assembly has authorized the issuance of these obligations with a maximum of $630 million to be outstanding at any one time, of which not more than $84 million may be issued for eligible advanced energy projects and not more than $100 million may be issued for eligible logistics and distribution projects. The aggregate amount of net liquor profit to be used in any Fiscal Year to pay debt service on these economic development bonds may not exceed $63 million and the current maximum annual debt service is $55.2 million in Fiscal Year 2016. The State has issued $315 million of bonds or notes for revitalization purposes that are also payable from a separate, subordinate pledge of State net liquor profits. The maximum annual debt service on the outstanding revitalization bonds is $29.6 million in Fiscal Year 2013.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission.  By judicial interpretation, such revenue bonds do not constitute ”debt“ under the constitutional provisions described above.  The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

The State has authorized the issuance of fully refundable tax credits in support of the $157,940,000 Ohio Capital Fund (OCF) financing bonds issued in May 2010 by the Columbus-Franklin County Finance Authority.  Those tax credits may be claimed by the bond trustee for the purpose of restoring the bond reserve fund for those bonds in the event it is drawn upon and not restored from other sources. Those credits may not be claimed before July 1, 2012 or after June 30, 2036, and the maximum amount of tax credits that may be claimed is $20 million in any fiscal year and $380 million total. Proceeds of the OCF bonds fund investments in venture capital funds to promote investment in seed and early-stage Ohio-based business enterprises. The General Assembly could pass legislation to increase the fiscal year tax credit limit in the future.

Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a ”thorough and efficient system of common schools“. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.

In the years following this litigation, the General Assembly took several steps, including significantly increasing State funding for public schools.  In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities.  December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as ”unfunded mandates.“

Under the financial structure in place before the 2009-10 biennium, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the

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primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity.  The Foundation Program amounts steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s school subsidy formulas that were used until the 2009-10 biennium were structured to encourage both program quality and local taxing effort.  Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures.  For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates.  Many districts have submitted the question, and income taxes are currently approved in 181 districts.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•

2000-01 − $13.3 billion (a 15% increase over the previous biennium).

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2002-03 − $15.2 billion (a 17% increase over the previous biennium before the expenditure reductions ‒ see 2002-03).

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2004-05 − $15.7 billion (a 3.3% increase over the previous biennium before the expenditure reductions ‒ see 2004-05).

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2006-07 − $16.4 billion (a 4.5% increase over the previous biennium before the expenditure reductions ‒ see 2006-07).

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2008-09 − $17.2 billion (a 5.1% increase over the previous biennium before the expenditure reductions ‒ see 2008-09).

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2010-11 − $17.0 billion (a 1.6% decrease over the previous biennium.  These amounts are exclusive of the $1.463 billion of appropriations to school districts for the 2010-11 biennium from ”Federal Stimulus“ funding received under the ARRA).

State appropriations for school funding for the 2012-13 biennium are $16.6 billion (a 2.3% decrease from those appropriations in the previous biennium), representing a decrease of 2.3% in Fiscal Year 2012 over Fiscal Year 2011 and an increase of 0.6% in Fiscal Year 2013 over Fiscal Year 2012. These amounts are exclusive of the $1.463 billion of appropriations to school districts for the 2010-11 biennium of ”Federal Stimulus“ funding received under the American Recovery and Reinvestment Act of 2009.

The amount of lottery profits transferred to the Lottery Profits Education Fund (LPEF) totaled $728.6 million in Fiscal Year 2010, $738.8 million in Fiscal Year 2011, $771.0 million in Fiscal Year 2012, and is appropriated at $680.5 million in Fiscal Year 2013. The 2010-11 biennial appropriations Act authorized the implementation of video lottery terminals (VLTs) at Ohio seven horse racing tracks.  (See the discussion of the 2010-11 biennium above for a review of litigation concluded in the Ohio Supreme Court declaring that the authorization of those VLTs is subject to voter referendum and subsequent withdrawal of that referendum y the committee for the petitioners.)  Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

The most recent State biennial appropriations Act signed into law June 30, 2011, repeals the school funding system enacted for the 2010-11 biennium that was known as the ”Evidence Based Model“ and in its place creates a temporary formula allocating funding to school districts based on a wealth-adjusted portion of their State education aid for Fiscal Year 2011 under that prior

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Evidence Based Model.  The temporary formula funds schools for the current 2012-13 biennium, while a permanent system is being devised for the future.

Under the temporary formula for the 2012-13 biennium, the State Department of Education will compute and pay to each school district, for Fiscal Years 2012 and 2013, education aid based on the per pupil funding it received for Fiscal Year 2011, adjusted by its share of a statewide per pupil adjustment amount that is indexed by the district’s relative tax valuation per pupil. That statewide per pupil adjustment amount must be determined by the Department such that the State’s total education aid obligation does not exceed the aggregate appropriated amount.  A supplemental funding provision for Fiscal Years 2012 and 2013 guarantees to each district State operating funding in an amount at least equal to the amount of State operating funding (excluding any ARRA moneys) the district received for Fiscal Year 2011 under the prior Evidence Based Model.  The Department is also required to pay the additional amount of $17 per student to each district that is rated as ”Excellent with Distinction“ or ”Excellent“ on the annual district and school academic performance report cards issued by the Department.

For those few school districts, municipalities and other local governments that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults.  As of January 2, 2013, six school districts and twenty-five local governments (one county, twenty-two municipalities and two townships) are in ”fiscal emergency“ status while four school districts and three local governments (all municipalities) are in preliminary ”fiscal watch“ status.  More recent legislation has created a third, more preliminary, category of ”fiscal caution.“  Currently five local governments (three municipalities and two townships) are in ”fiscal caution“ status.  A current listing of school districts and local governments in each status is on the Internet at http://www.auditor.state.oh.us.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts.  The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the ”ten-mill limitation.“

U.S. TERRITORY MUNICIPAL OBLIGATIONS

PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM

Puerto Rico.  The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government.  Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Puerto Rico has a relatively diversified economy and according to the Bureau of Labor Statistics, the largest employment sectors are the government, trade, transportation, utilities, education, and health services.  Puerto Rico, however, entered into a recession in the fourth quarter of 2006 and, while growth was slightly positive in 2012, the Puerto Rico Planning Board estimated that the economy contracted again in 2013.  According to the most recent United States Census, median household income is just $18,660, or 37% of the $50,502 United States average, and 41% of Puerto Rico’s population lives below the poverty line.  These factors have led Puerto Rico’s population to decline by 2.1% from 2000 to 2010 to 3.7 million and, if the declining trend continues, future economic growth could be even more challenging.

According to the New York Federal Reserve, reasons contributing to Puerto Rico’s now weak economy include: a costly business environment with significant regulations, the elevated cost of electricity (the average cost of power in Puerto Rico is $0.27 cents per kilowatt hour, compared to the average of $0.10 cents per kilowatt hour in the mainland US), an underdeveloped and costly transportation infrastructure, and the phasing out of tax incentives for the pharmaceuticals industry.  Coupled with the Puerto Rico’s inability to rein in spending and overly optimistic revenue projections, the general fund has recorded operating deficits during fiscal years 2000-2013.  Due to the failure of Puerto Rico to regain structural balance, its reliance on market access to fund ongoing operations, the mounting debt profile, and weak economy, Puerto Rico general obligations were downgraded by Moody’s in December 2012 by two notches to Baa3 negative from Baa1. S&P and Fitch both followed with downgrades to BBB- negative in March 2013.

On January 2, 2013, Garcia Padilla became governor of Puerto Rico succeeding Luis Fortuno.  Padilla’s administration implemented numerous initiatives in its first nine months, including a major pension reform, and aggressive tax and rate increases. Nonetheless, the Commonwealth still finds itself in a difficult fiscal position. The 2014 budget projects an $820 million deficit, despite $1.4 billion in new tax initiatives, and major pension reform. Importantly, the budget also assumes 0.2% gross national product growth, which is contrary to the declines posted by the Government Development Bank Economic Activity Index for much of 2013. The ratings of Puerto Rico’s general obligation bonds will likely hinge on its ability to meet the 2014

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budget, access the capital markets for planned deficit financing and debt restructuring, and the ability to regain structural balance by fiscal 2016.

The U.S. Virgin Islands.  The United States Virgin Islands (“USVI”) is an unincorporated territory of the US, with a population of 106,105. The economy is heavily reliant on the tourism industry, oil refining, and rum production.  The tourism industry is economically sensitive and can be adversely affected by an economic downturn in the United States and Europe.  An important component of the USVI revenue base is the federal excise tax on rum exports.  Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds.  In 2012 Diageo USVI completed a new rum facility, which dramatically increased the production of rum in the USVI. Currently, the Cruzan VIRIL, Ltd. rum facility can produce a maximum of 10.6 million proof gallons annually, and the new Diageo facility has the ability to produce 20 million proof gallons annually. Despite the new addition of the second plant, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels.  On January 2, 2013, President Obama signed H.R. 8 which temporarily increased the current excise tax per proof gallon to $13.25, from $10.50. The temporary increase will run through January 1, 2014. Moody’s ceased rating USVI general obligations in February 2013 due to lack of sufficient financial disclosure, while Fitch maintains a BB negative implied general obligation rating.  S&P does not rate the USVI general obligations. The Cruzan senior lien rum tax bonds are currently rated BBB positive by S&P, Baa2 stable by Moody’s, and BBB negative by Fitch. The subordinate Diageo bonds are rated Baa3 stable by Moody’s and BBB- negative by Fitch.

Guam.  Guam is a United States territory located 3,700 miles west of Hawaii and 1,500 miles southeast of Japan and its economy is based primarily on Japanese and Korean tourism and the United States military due to its strategic position as the western most territory/state in the United States.  The territory boasts a population of 159,358, with an additional 10,000 active military personal and military dependents.

The Government of Guam has a history of persistent operating deficits.  Operating deficits were caused by a number of issues including the global recession, terrorist attacks, natural disasters, the SARS epidemic, retiree settlement liabilities and past administrations and legislatures that were unwilling to control expenses.  In fiscal year 2012, Guam’s General Fund reported a surplus balance of $30 million, compared to a deficit of ($303) million in 2011. The surplus was primarily attributed to the issuance of $358 million in Business Privilege Tax bonds. Guam’s employment base appears stable, as employment growth has improved from 2005 through 2012.  Tourism recorded sound growth in 2012 with visitor arrivals up 13.3% from 2011, and hotel occupancy rates at their highest since 1997. Guam is also reliant on defense spending which can make it vulnerable to economic cycles. The history of large negative general fund balances and limited liquidity have constrained the territory’s rating, although S&P recently upgraded the Government from B+ to BB- stable in October 2013. Guam’s general obligations are not rated by Moody’s or Fitch. The Government of Guam has also issued bonds backed by Section 30 revenue (federal income taxes derived from military personnel and federal civil service employees on Guam) which are rated BBB+ stable by S&P, upgraded from BBB- in June 2012. These revenues have recorded growth in the past two fiscal years (2011-2012). Additionally, the Government of Guam established a new credit in 2011, creating a lien on Business Privilege Taxes. This credit is Guam’s highest rated credit at A stable by S&P and A- stable by Fitch.

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APPENDIX F

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

MOODY’S INVESTORS SERVICE, INC. (”Moody’s“)

LONG-TERM CORPORATE OBLIGATIONS RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM CORPORATE OBLIGATION RATINGS

Moody’s short term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

ISSUER RATINGS

Issuer Ratings are opinions of the ability of entities to honor senior unsecured financial obligations and contracts. Moody’s expresses Issuer Ratings on its general long-term and short-term scales.

US MUNICIPAL RATINGS

Moody’s municipal ratings are opinions of the investment quality of issuers and issues in the U.S. municipal market. As such, these ratings incorporate assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term scale. Historical default and loss rates for obligations rated on the US Municipal Scale are significantly lower that for similarly rated corporate obligations. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global scales.

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US MUNICIPAL LONG-TERM DEBT RATINGS

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal and tax-exempt issuers.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated Caa demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US MUNICIPAL SHORT-TERM OBLIGATION RATINGS AND DEMAND OBLIGATION RATINGS

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expires at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-band access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins or protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term rating and demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (”demand feature“), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR., e.g., Aaa/NR or NR/VMIG.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

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VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

STANDARD & POOR’S RATINGS GROUP (”S&P“)

ISSUE CREDIT RATINGS DEFINITIONS

Issue credit ratings can be either long or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicated the creditworthiness of an obligor with respect to put-features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based in varying degrees on the following considerations:

Likelihood of payment, capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

Nature of and provisions of the obligations;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

LONG-TERM ISSUE CREDIT RATINGS:

AAA:  An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:   An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A:  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’,  ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B: An obligation rated ‘B’ is more vulnerable than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: A obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligation is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial    commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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ISSUER CREDIT RATINGS DEFINITIONS

Issuer credit ratings are based on current information furnished by obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can either be long or short term. Short-term issuer credit ratings reflect the obligor’s creditworthiness over a short-term horizon.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated NR is not rated.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

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A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. Ratings ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B-1: Obligors with a ‘B-1’ short-term rating have a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: Obligors with a ‘B-2’ short-term rating have an average speculative-grade capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-3: Obligors with a ‘B-3’ short-term rating have a relatively weaker capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligor rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated as NR is not rated.

MUNICIPAL RATINGS

SHORT-TERM NOTES: An S&P U.S. municipal note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus(+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

FITCH RATINGS

LONG-TERM CREDIT RATINGS

Investment Grade

AAA: Highest credit quality ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

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AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that they are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Highly speculative.  For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery of Rating ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C: For issuers performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the

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obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to Long-Term ratings:

The modifiers ”+“ or ”-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added ”+“ to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Short-Term ratings:

The modifiers ”+“ or ”-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

DESCRIPTION OF INSURANCE FINANCIAL STRENGTH RATINGS

Moody’s Investors Service, Inc. Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company. Insurance Companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Standard &Poor’s Insurance Financial Strength Ratings

A S&P insurer financial strength rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms. This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met. Insurer financial strength ratings are based on information furnished by rated organizations or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or

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withdrawn as a result of changes in, or unavailability of such information or based on other circumstances. Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer financial strength ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer’s financial strength or security. An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by S&P.

Fitch Insurer Financial Strength Ratings

The Fitch Insurer Financial Strength (”IFS“) Rating provides an assessment of the financial strength of an insurance organization. The IFS Rating is assigned to the insurance company’s policyholder obligations, including assumed reinsurance obligations and contract holder obligations, such as guaranteed investment contracts. The IFS Rating reflects both the ability of the insurer to meet these obligations on a timely basis, and expected recoveries received by claimants in the event the insurer stops making payments or payments are interrupted, due to either the failure of the insurer or some form of regulatory intervention. In the context of the IFS Rating, the timeliness of payments is considered relative to both contract and/or policy terms but also recognizes the possibility of reasonable delays caused by circumstances common to the insurance industry, including claims reviews, fraud investigations and coverage disputes. The IFS Rating does not encompass policyholder obligations residing in separate accounts, unit-linked products or segregated funds, for which the policyholder bears investment or other risks. However, any guarantees provided to the policyholder with respect such obligations are included in the IFS Rating. Expected recoveries are based on Fitch’s assessments of the sufficiency of an insurance company’s assets to fund policyholder obligations, in a scenario in which payments have been ceased or interrupted. Accordingly, expected recoveries exclude the impact of recoveries obtained from any government sponsored guaranty or policyholder protection funds. Expected recoveries also exclude the impact of collateralizing or security, such as letters of credit or trusteed assets, supporting select reinsurance obligations. IFS Ratings can be assigned to insurance and reinsurance companies in any insurance sector, including the life & annuity, non-life, property/casualty, health, mortgage, financial guaranty, residual value and title insurance sectors, as well as to managed care companies such as health maintenance organizations. The IFS Rating does not address the quality of an insurer’s claims handling services or the relative value of products sold. ‘AAA’ IFS Rating is exceptional strong. ‘AAA’ IFS Rating denotes the lowest exception of ceased or interrupted payments. They are assigned only in the case of exceptionally strong capacity to meet policyholder and contract obligations on a timely basis. This capacity is highly unlikely to be adversely affected by foreseeable events.

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APPENDIX G

Eaton Vance Funds

Proxy Voting Policy and Procedures

I.   Overview

The Boards of Trustees (the ”Board“) of the Eaton Vance Funds  have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the ”Policy“).  For purposes of this Policy:

•

”Fund“ means each registered investment company sponsored by the Eaton Vance organization; and

•

”Adviser“ means the adviser or sub-adviser responsible for the day-to-day management of all or a portion of the Fund’s assets.

II.   Delegation of Proxy Voting Responsibilities

The Board hereby delegates to the Adviser responsibility for voting the Fund’s proxies as described in this Policy. In this connection, the Adviser is required to provide the Board with a copy of its proxy voting policies and procedures (”Adviser Procedures“) and all Fund proxies will be voted in accordance with the Adviser Procedures, provided that in the event a material conflict of interest arises with respect to a proxy to be voted for the Fund (as described in Section IV below) the Adviser shall follow the process for voting such proxy as described in Section IV below.

The Adviser is required to report any material change to the Adviser Procedures to the Board in the manner set forth in Section V below.  In addition, the Board will review the Adviser Procedures annually.

III.   Delegation of Proxy Voting Disclosure Responsibilities

Pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the ”1940 Act“), the Fund is required to file Form N-PX no later than August 31st of each year.  On Form N-PX, the Fund is required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted on the matter and whether it voted for or against management.

To facilitate the filing of Form N-PX for the Fund:

•

The Adviser is required to record, compile and transmit in a timely manner all data required to be filed on Form N-PX for the Fund that it manages.  Such data shall be transmitted to Eaton Vance Management, which acts as administrator to the Fund (the ”Administrator“) or the third party service provider designated by the Administrator; and

•

the Administrator is required to file Form N-PX on behalf of the Fund with the Securities and Exchange Commission (”Commission“) as required by the 1940 Act.  The Administrator may delegate the filing to a third party service party provided each such filing is reviewed and approved by the Administrator.

IV.   Conflicts of Interest

The Board expects the Adviser, as a fiduciary to the Fund it manages, to put the interests of the Fund and its shareholders above those of the Adviser.  When required to vote a proxy for the Fund, the Adviser may have material business relationships with the issuer soliciting the proxy that could give rise to a potential material conflict of interest for the Adviser.1  In the event such a material conflict of interest arises , the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board, or any committee, sub-committee or group of Independent Trustees identified by the Board (as long as such committee, sub-committee or group contains at least two or more Independent Trustees) (the ”Board Members“), concerning the material conflict.2  For ease of communicating with the Board Members, the Adviser is required to provide the foregoing notice to the Fund’s Chief Legal Officer who will then notify and facilitate a consultation with the Board Members.

Once the Board Members have been notified of the material conflict:

•

They shall convene a meeting to review and consider all relevant materials related to the proxies involved.  This meeting shall be convened within 3 business days, provided that it an effort will be made to convene the meeting sooner if the proxy must be voted in less than 3 business days;

•

In considering such proxies, the Adviser shall make available all materials requested by the Board Members and make reasonably available appropriate personnel to discuss the matter upon request.

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•

The Board Members will then instruct the Adviser on the appropriate course of action with respect to the proxy at issue.

If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, the Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Chairman of the Board as soon as practicable and to the Board at its next meeting.  Any determination regarding the voting of proxies of the Fund that is made by the Board Members shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.    Reports and Review

The Administrator shall make copies of each Form N-PX filed on behalf of the Fund available for the Boards’ review upon the Board’’ request.  The Administrator (with input from the Adviser for the Fund) shall also provide any reports reasonably requested by the Board regarding the proxy voting records of the Fund.

The Adviser shall report any material changes to the Adviser Procedures to the Board as soon as practicable and the Boards will review the Adviser Procedures annually.

The Adviser also shall report any changes to the Adviser Procedures to the Fund Chief Legal Officer prior to implementing such changes in order to enable the Administrator to effectively coordinate the Fund’s disclosure relating to the Adviser Procedures.

To the extent requested by the Commission, the Policy and the Adviser Procedures shall be appended to the Fund’s statement of additional information included in its registration statement.

_____________________

1

An Adviser is expected to maintain a process for identifying a potential material conflict of interest.  As an example only, such potential conflicts may arise when the issuer is a client of the Adviser and generates a significant among of fees to the Adviser or the issuer is a distributor of the Adviser’s products.

2

If a material conflict of interest exists with respect to a particular proxy and the proxy voting procedures of the relevant Adviser require that proxies are to be voted in accordance with the recommendation of a third party proxy voting vendor, the requirements of this Section IV shall only apply if the Adviser intends to vote such proxy in a manner inconsistent with such third party recommendation.

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APPENDIX H

EATON VANCE MANAGEMENT

BOSTON MANAGEMENT AND RESEARCH

PROXY VOTING POLICIES AND PROCEDURES

I.  Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an ”Adviser“ and collectively the ”Advisers“) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures.  These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (”SEC“) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client.  In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients.  These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (”Agent“) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.  The Agent is currently Institutional Shareholder Services Inc.  Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers.  The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.  Roles and Responsibilities

A.  Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures.  The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines.  Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.  Agent

An independent proxy voting service (the ”Agent“), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies.  The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below.  The Agent shall retain a record of all proxy votes handled by the Agent.  Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company

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Act of 1940.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.   Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.  Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV.  Proxy Voting Guidelines (”Guidelines“)

A.  General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted.  In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders.  Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients.  The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.  Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.  Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

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D.  Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.  Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.  Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1

WITHIN-GUIDELINES VOTES:  Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2

NON-VOTES:  Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3

OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent as it deems necessary.  The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.  The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.
The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.  Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

•

A copy of the Advisers’ proxy voting policies and procedures;

•

Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•

A record of each vote cast;

•

A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

•

Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.  Assessment of Agent and Identification and Resolution of Conflicts with Clients

A.  Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.  Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (”EVD“) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds).   Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•

A representative of the Legal and Compliance Department will compile a list of the companies identified (the ”Conflicted Companies“) and provide that list to the Proxy Administrator.

•

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the ”Proxy Companies“).  If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the ”Policies“) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients.  If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•

The client, in the case of an individual or corporate client;

•

In the case of a Fund, its board of directors, any committee or sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

•

The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests.   In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data.  The Advisers shall review such information on a monthly basis.  The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator.  Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation.  The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Eaton Vance Municipal Income Funds

SAI dated February 1, 2013

as Revised October 17, 2013

Eaton Vance Municipal Income Funds Annual Report September 30, 2012

AMT-Free    •    National

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2012

Eaton Vance

Municipal Income Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

AMT-Free Municipal Income Fund	4
National Municipal Income Fund	6

Endnotes and Additional Disclosures	8

Fund Expenses	9

Financial Statements	11

Report of Independent Registered Public Accounting Firm	51

Federal Tax Information	53

Board of Trustees’ Contract Approval	54

Management and Organization	57

Important Notices	60

Eaton Vance

Municipal Income Funds

September 30, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

In the early months of the period, investors appeared to worry about intensifying debt problems in Europe, high U.S. unemployment, and a stagnant housing market and the lingering Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. The S&P 500 Index,2 which had fallen sharply in the late summer of 2011, continued to drift down through November of 2011.

Beginning in mid-December of 2011, however, an equity rally took hold and continued into early April 2012, fueled by stronger economic growth in the fourth quarter, falling unemployment, and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived, instigated by renewed concerns in Europe, slowing growth in China, and continuing political uncertainty in the United States with the upcoming presidential election. Despite a slowdown in consumer spending and weakening employment data, however, stocks moved upward intermittently from June through the end of the period — in part because investors anticipated that worsening economic news would prompt the U.S. Federal Reserve (the Fed) to initiate another round of quantitative easing to stimulate the economy. This also drove U.S. Treasury yields to all time lows in July 2012. The Fed proved the markets right when it initiated a new, open-ended round of quantitative easing just weeks before period-end.

Against this backdrop, municipal bonds rallied during the one-year period ending September 30, 2012, led by the long end of the yield curve. The Funds’ primary benchmark, the Barclays Capital Municipal Bond Index (the Index) — an unmanaged index of municipal bonds traded in the United States — returned 8.32% for the period, while the Barclays Capital Long (22+) Municipal Bond Index returned 12.21%. As yields on high quality bonds fell, investors moved out on the yield curve, buying longer maturity municipal bonds to potentially take advantage of higher yields. In their quest for income during a period of historically low interest rates, investors also favored lower quality, higher yielding issues over higher quality bonds. As a result, longer duration, lower credit quality bonds were the best performers in the municipals space during the period.

Municipal bonds offered higher taxable-equivalent yields than Treasuries during the period. The ratio of 30-year

AAA7 municipal yields to 30-year Treasury yields — which historically has averaged less than 100% because municipal yields are federally tax-exempt — began the period at 122.4%, making municipal bonds very attractive relative to Treasuries. Investor recognition of this anomaly was likely the main factor that drove the ratio down to 101.6% by period-end, and the increased interest in municipal bonds caused them to outperform Treasuries for the one-year period ending September 30, 2012.

Fund Performance

For the 9-month fiscal period ending September 30, 2012, Eaton Vance AMT-Free Municipal Income Fund Class A shares at net asset value (NAV) had a total return of 12.06%, outperforming the 6.06% return of the Index during the same 9-month period. Meanwhile, for the 12-month fiscal period ending September 30, 2012, Eaton Vance National Municipal Income Fund Class A shares at NAV had a total return of 14.42%, outperforming the 8.32% return of the Index during the same period.

The Funds’ overall strategy is to invest primarily in bonds with maturities of ten years or more, in order to capture their generally higher yields and greater income payments at the long end of the yield curve. Management tends to hedge to various degrees against the greater potential risk of volatility at the long end of the yield curve by shorting Treasury futures in seeking to provide downside protection. Hedging is a risk management strategy intended to moderate both upside and downside performance.

The Funds’ overweighting in longer maturity bonds, during a period when yield-hungry investors favored longer maturity, longer duration bonds, was a primary contributor to the Funds’ performance versus the Index. In addition, the Funds were overweighted in zero-coupon bonds, which were the strongest performing coupon structure during each Fund’s respective fiscal period. Security selection and an overweighting in bonds rated BBB and below aided the Funds’ relative performance versus the Index as well.

Leveraged6 investments also helped results versus the Index. Management holds leveraged investments in seeking to enhance the Funds’ tax-exempt income. The use of leveraged investments has the effect of achieving additional exposure to the municipal market and magnifies a Fund’s exposure to its underlying investments in both up and down markets. As a result, leveraged investments aided

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Municipal Income Funds

September 30, 2012

Management’s Discussion of Fund Performance — continued

Fund Performance — continued

relative performance versus the Index because municipal bonds delivered strong performance during the both the nine-month and twelve-month fiscal periods.

Fund-specific Results

Eaton Vance AMT-Free Municipal Income Fund’s Class A shares at NAV had a total return of 12.06%, outpacing the 6.06% return of the Index. As previously mentioned, drivers of outperformance versus the Index included an overweighting in bonds with maturities of 20 years or more and in zero-coupon bonds. An overweighting and security selection in bonds rated BBB also contributed to performance. Finally, exposure to leveraged investments helped results versus the Index. Detractors from performance versus the Index included an underweight in lease and appropriation backed bonds, which was the Fund’s best performing sector. Also, as intended, the Fund’s Treasury hedge detracted from results versus the Index during its 9-month fiscal period.

Eaton Vance National Municipal Income Fund Class A shares at NAV had a total return of 14.42%, outperforming the 8.32% return of the Index. As previously mentioned, drivers of outperformance versus the Index included an overweighting in bonds with maturities of 20 years or more and in zero-coupon bonds. An overweighting and security selection in bonds rated BBB also contributed to performance. Finally, exposure to leveraged investments helped results versus the Index. Detractors from performance versus the Index included an underweight in water and sewer bonds, which were the Fund’s best performing sector. Also, as intended, the Fund’s Treasury hedge detracted from results versus the Index during the fiscal period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2012

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	1/6/1998	15.19%	4.48%	4.57%	—
Class A with 4.75% Maximum Sales Charge	—	9.76	3.47	4.06	—
Class B at NAV	1/14/1998	14.27	3.70	3.81	—
Class B with 5% Maximum Sales Charge	—	9.27	3.36	3.81	—
Class C at NAV	5/2/2006	14.39	3.72	—	3.68%
Class C with 1% Maximum Sales Charge	—	13.39	3.72	—	3.68
Class I at NAV	3/16/1978	15.44	4.72	4.83	—
Barclays Capital Municipal Bond Index	—	8.32%	6.05%	5.03%	—
Barclays Capital Long (22+) Municipal Bond Index	—	12.21	6.20	5.67	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.97%	1.73%	1.73%	0.72%
Net of Interest Expense		0.85	1.61	1.61	0.60

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		4.08%	3.34%	3.35%	4.33%
Taxable-Equivalent Distribution Rate		6.28	5.14	5.15	6.66
SEC 30-day Yield		2.27	1.64	1.64	2.63
Taxable-Equivalent SEC 30-day Yield		3.49	2.52	2.52	4.05

% Total Leverage[6]
Residual Interest Bond (RIB)	12.27%

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of $10,000	Period Beginning	At NAV	With Maximum Sales Charge
Class A	9/30/02	$15,633	$14,898
Class B	9/30/02	$14,535	N.A.
Class C	5/2/06	$12,607	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2012

Fund Profile

Credit Quality (% of total investments)7

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	18.8%	BB	1.5%
AA	38.1	B	0.2
A	24.7	Not Rated	4.2
BBB	12.5

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

National Municipal Income Fund

September 30, 2012

Performance2,3

Portfolio Manager Thomas M. Metzold, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Class A at NAV	4/5/1994	14.42%	3.15%	4.80%
Class A with 4.75% Maximum Sales Charge	—	8.95	2.16	4.29
Class B at NAV	12/19/1985	13.57	2.38	4.10
Class B with 5% Maximum Sales Charge	—	8.57	2.06	4.10
Class C at NAV	12/3/1993	13.58	2.38	4.03
Class C with 1% Maximum Sales Charge	—	12.58	2.38	4.03
Class I at NAV	7/1/1999	14.71	3.41	5.06
Barclays Capital Municipal Bond Index	—	8.32%	6.05%	5.03%
Barclays Capital Long (22+) Municipal Bond Index	—	12.21	6.20	5.67

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I
Gross	0.82%	1.57%	1.57%	0.56%
Net of Interest Expense	0.69	1.44	1.44	0.43

% Distribution Rates/Yields[5]	Class A	Class B	Class C	Class I
Distribution Rate	4.47%	3.73%	3.74%	4.72%
Taxable-Equivalent Distribution Rate	6.88	5.74	5.75	7.26
SEC 30-day Yield	3.37	2.80	2.80	3.79

Taxable-Equivalent SEC 30-day Yield	5.18	4.31	4.31	5.83

% Total Leverage[6]
RIB				12.77%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class C of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class A	9/30/02	$15,985	$15,232
Class B	9/30/02	$14,954	N.A.
Class I	9/30/02	$16,393	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

6

Eaton Vance

National Municipal Income Fund

September 30, 2012

Fund Profile

Credit Quality (% of total investments)7

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	11.1%	BB	1.8%
AA	37.4	B	3.7
A	33.8	Not Rated	2.4
BBB	9.8

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Municipal Income Funds

September 30, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Capital Long (22+) Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Total annual operating expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions, if applicable.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

The fiscal year end of Eaton Vance AMT-Free Municipal Income Fund was changed to September 30th. As a result, Management’s Discussion of Fund Performance and certain other sections of the report, where noted, cover a nine-month period.

8

Eaton Vance

Municipal Income Funds

September 30, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 – September 30, 2012).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance AMT-Free Municipal Income Fund

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expenses Paid During Period* (4/1/12 – 9/30/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,071.20	$4.97	0.96%
Class B	$1,000.00	$1,067.50	$8.84	1.71%
Class C	$1,000.00	$1,067.50	$8.84	1.71%
Class I	$1,000.00	$1,072.40	$3.68	0.71%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$4.85	0.96%
Class B	$1,000.00	$1,016.50	$8.62	1.71%
Class C	$1,000.00	$1,016.50	$8.62	1.71%
Class I	$1,000.00	$1,021.50	$3.59	0.71%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2012.

9

Eaton Vance

Municipal Income Funds

September 30, 2012

Fund Expenses — continued

Eaton Vance National Municipal Income Fund

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expenses Paid During Period* (4/1/12 – 9/30/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,057.70	$4.01	0.78%
Class B	$1,000.00	$1,053.80	$7.86	1.53%
Class C	$1,000.00	$1,053.80	$7.86	1.53%
Class I	$1,000.00	$1,059.00	$2.73	0.53%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.10	$3.94	0.78%
Class B	$1,000.00	$1,017.40	$7.72	1.53%
Class C	$1,000.00	$1,017.40	$7.72	1.53%
Class I	$1,000.00	$1,022.40	$2.68	0.53%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2012.

10

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2012

Portfolio of Investments

Tax-Exempt Investments — 111.4%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 3.1%
Idaho Bond Bank Authority, 5.25%, 9/15/25	$1,160	$1,380,087
Idaho Bond Bank Authority, 5.375%, 9/15/27	1,555	1,855,908
New York Environmental Facilities Corp., 5.00%, 10/15/15(1)	9,900	11,551,815
New York Environmental Facilities Corp., 5.00%, 10/15/35	100	116,685

		$14,904,495

Education — 9.1%
Alexandria, VA, Industrial Development Authority, (Episcopal High School), 3.75%, 1/1/30	$1,615	$1,701,128
Georgia Private Colleges and Universities Authority, (Emory University), 5.00%, 9/1/38(1)	9,990	11,327,861
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36	11,000	13,400,640
Missouri Health and Educational Facilities Authority, (Washington University), 5.375%, 3/15/39(1)	4,110	4,799,288
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41	790	923,052
New York Dormitory Authority, (State University Educational Facilities), 4.00%, 5/15/28	2,470	2,739,526
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,530	1,795,486
Oregon Facilities Authority, (Reed College), 5.125%, 7/1/41	1,265	1,458,279
University of Virginia, 5.00%, 6/1/40	4,475	5,193,014

		$43,338,274

Electric Utilities — 4.9%
Apache County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 4.50%, 3/1/30	$1,630	$1,711,728
Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	3,520	4,171,129
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	1,000	1,175,150
Omaha, NE, Public Power District, 5.00%, 2/1/37(2)	1,075	1,250,408
Omaha, NE, Public Power District, 5.00%, 2/1/39(2)	625	723,119
San Antonio, TX, (Electric and Gas Systems), 5.00%, 2/1/34(1)	7,000	7,908,390
Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	5,505	6,147,709

		$23,087,633

Escrowed / Prerefunded — 3.0%
Foothill/Eastern Transportation Corridor Agency, CA, Escrowed to Maturity, 0.00%, 1/1/18	$10,000	$9,432,100
Savannah, GA, Economic Development Authority, Escrowed to Maturity, 0.00%, 12/1/21	6,000	4,914,480

		$14,346,580

Security	Principal Amount (000’s omitted)	Value

General Obligations — 17.5%
Banks School District No. 13, Washington County, OR, 3.00%, 6/15/21	$1,150	$1,285,815
Bonneville and Bingham Counties, ID, Joint School District No. 93, 5.00%, 9/15/31	80	98,375
California, 5.00%, 10/1/41	500	554,870
California, 5.00%, 4/1/42	3,525	3,923,889
California, 5.25%, 10/1/29	560	659,058
California, 5.25%, 10/1/32	3,480	4,041,881
Clackamas County, OR, School District No. 46, 0.00%, 6/15/32	2,350	1,184,635
Clackamas County, OR, School District No. 46, 0.00%, 6/15/33	5,880	2,839,628
Clackamas County, OR, School District No. 46, 0.00%, 6/15/34	8,500	3,929,550
Clackamas County, OR, School District No. 46, 0.00%, 6/15/36	4,630	1,938,674
Clark County, NV, 5.00%, 6/1/38(1)	10,000	10,935,100
Deschutes and Jefferson Counties, OR, School District No. 2J, 0.00%, 6/15/24	1,175	854,954
Deschutes and Jefferson Counties, OR, School District No. 2J, 0.00%, 6/15/25	3,700	2,575,792
Hawaii, 5.00%, 12/1/31	1,000	1,204,260
Honolulu City and County, HI, 5.25%, 8/1/33	1,245	1,523,345
Honolulu City and County, HI, 5.25%, 8/1/34	1,525	1,844,335
Howell Public Schools, MI, 4.00%, 5/1/23	140	158,472
Howell Public Schools, MI, 4.25%, 5/1/24	200	228,362
Howell Public Schools, MI, 4.25%, 5/1/25	155	175,068
Louisiana, 4.00%, 8/1/30(1)	3,680	4,042,517
Louisiana, 4.00%, 8/1/31(1)	3,660	4,000,819
Newton, MA, 5.00%, 4/1/39	1,610	1,821,956
Ohio, 4.00%, 2/1/29	310	341,887
Ohio, 4.00%, 2/1/30	310	340,606
Port of Houston Authority of Harris County, TX, 5.00%, 10/1/39	2,500	3,012,425
Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/24	1,565	1,138,725
Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/25	1,605	1,117,337
Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/26	1,615	1,080,096
Santa Clara County, CA, (Election of 2008), 5.00%, 8/1/39(1)(3)	7,700	8,827,819
South Carolina, 3.25%, 8/1/30	2,330	2,372,126
Texas, 5.00%, 8/1/38(2)	795	935,159
Texas, 5.00%, 8/1/41(2)	1,375	1,613,562
Washington, 4.00%, 7/1/27	2,510	2,834,166
Washington, 4.00%, 7/1/28	2,475	2,775,267
Washington, 5.25%, 2/1/36(1)	6,000	7,069,500

		$83,280,030

11	See Notes to Financial Statements.

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Health Care – Miscellaneous — 0.3%
Suffolk County, NY, Industrial Development Agency, (Alliance of Long Island Agencies), Series A, Class B, 7.50%, 9/1/15	$135	$136,920
Suffolk County, NY, Industrial Development Agency, (Alliance of Long Island Agencies), Series A, Class D, 7.50%, 9/1/15	100	101,422
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(4)	109	109,861
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 1, 5.50%, 12/1/36(4)	387	387,699
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 5.50%, 12/1/36(4)	460	461,547

		$1,197,449

Hospital — 15.1%
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	$535	$610,119
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 8/15/39	2,955	3,232,356
California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39	5,175	5,925,686
California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31	1,325	1,537,371
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 7/1/29	1,330	1,462,096
California Statewide Communities Development Authority, (John Muir Health), 5.125%, 7/1/39	2,465	2,667,845
California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	2,595	2,744,887
California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 4/1/42	1,980	2,183,900
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,080	1,117,022
Charlotte-Mecklenburg, NC, Hospital Authority, (Carolinas HealthCare System), 5.00%, 1/15/43	335	375,559
Harris County, TX, Cultural Education Facilities Finance Corp., (Baylor College of Medicine), 5.00%, 11/15/37	1,690	1,864,374
Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	6,480	6,936,775

Idaho Health Facilities Authority, (Trinity Health Credit Group), 6.25%, 12/1/33	2,985	3,586,687
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	7,120	9,267,392
Kansas Development Finance Authority, (Adventist Health System), 5.75%, 11/15/38	5,230	6,134,110
Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	2,490	714,680
Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/42	7,410	1,721,195

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), 5.50%, 7/1/26	$4,150	$4,342,228
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	785	962,441
Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 5.00%, 7/1/30	400	418,952
New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	1,865	2,043,648
New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	2,870	3,177,434
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	3,380	3,703,196
Oneida County, NY, Industrial Development Agency, (St. Elizabeth Medical Center), 5.75%, 12/1/19	1,505	1,506,791
Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.00%, 10/1/42	2,065	2,236,333
Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.375%, 10/1/23	1,000	1,152,380

		$71,625,457

Housing — 0.3%
Lake Creek, CO, (Affordable Housing Corp.), 6.25%, 12/1/23	$1,040	$1,072,011
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/49(5)	285	170,912

		$1,242,923

Industrial Development Revenue — 2.0%
Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), 4.95%, 5/15/33	$4,000	$4,330,040
Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	530	530,170
Selma, AL, Industrial Development Board, (International Paper Co.), 5.80%, 5/1/34	2,670	3,034,268
St. Charles Parish, LA, (Valero Energy Corp.), 4.00% to 6/1/22 (Put Date), 12/1/40	1,665	1,814,084

		$9,708,562

Insured – Education — 0.5%
Virginia College Building Authority, (Washington and Lee University), (NPFG), 5.25%, 1/1/31	$1,750	$2,295,143

		$2,295,143

Insured – Electric Utilities — 1.7%
Long Island Power Authority, NY, Electric System Revenue, (BHAC), 5.75%, 4/1/33	$5,415	$6,635,433

12	See Notes to Financial Statements.

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities (continued)
Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/29	$2,865	$1,472,495

		$8,107,928

Insured – General Obligations — 0.3%
Frisco, TX, Independent School District, (AGM), (PSF Guaranteed), 4.00%, 8/15/40	$300	$307,416
Yuma and La Paz Counties, AZ, Community College District, (Arizona Western College), (NPFG), 3.75%, 7/1/31	1,170	1,207,452

		$1,514,868

Insured – Hospital — 1.4%
Harrisonburg, VA, Industrial Development Authority, (Rockingham Memorial Hospital), (AMBAC), 4.50%, 8/15/36	$6,295	$6,592,376

		$6,592,376

Insured – Lease Revenue / Certificates of Participation — 0.7%
Anaheim, CA, Public Financing Authority, (Anaheim Public Improvements), (AGM), 0.00%, 9/1/31	$8,680	$3,412,108

		$3,412,108

Insured – Other Revenue — 0.6%
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	$10,600	$3,066,898

		$3,066,898

Insured – Special Tax Revenue — 6.8%
Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27(6)	$12,660	$12,495,547
Ceres, CA, Redevelopment Agency, (Ceres Redevelopment Project Area No. 1), (AMBAC), 4.00%, 11/1/31	3,480	3,249,241
Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/27	6,000	7,653,060
Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/30	2,565	3,316,673
McKay Landing Metropolitan District No. 2, CO, (AMBAC), 4.25%, 12/1/36	1,300	1,207,076
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	14,440	1,233,032
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	7,505	1,161,774
San Jose, CA, Redevelopment Agency, (Merged Area Redevelopment Project), (XLCA), 4.25%, 8/1/36	1,990	1,802,641

		$32,119,044

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation — 4.2%
Alameda, CA, Corridor Transportation Authority, (NPFG), 0.00%, 10/1/31	$10,000	$3,914,900
Chicago, IL, (O’Hare International Airport), (AGM), 4.75%, 1/1/34	5,050	5,386,784
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	7,120	1,576,368
Metropolitan Transportation Authority, NY, (AGM), 4.00%, 11/15/30	1,535	1,649,434
New Orleans, LA, Aviation Board, (AGC), 6.00%, 1/1/23	1,040	1,247,948
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/21	6,845	4,983,092
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/32	3,755	1,162,586

		$19,921,112

Insured – Water and Sewer — 3.5%
Chicago, IL, Wastewater Transmission Revenue, (BHAC), 5.50%, 1/1/38	$4,305	$4,808,082
DeKalb County, GA, Water and Sewerage Revenue, (AGM), 5.25%, 10/1/32	5,260	6,615,818
Detroit, MI, Sewage Disposal System, (AGM), 5.00%, 7/1/39	4,825	5,137,081

		$16,560,981

Lease Revenue / Certificates of Participation — 1.0%
New Jersey Health Care Facilities Financing Authority, (Hospital Asset Transformation Program), 5.75%, 10/1/31	$3,970	$4,673,285

		$4,673,285

Nursing Home — 0.2%
Montgomery County, PA, Industrial Development Authority, (Advancement of Geriatric Health Care Institute), 8.375%, 7/1/23	$865	$865,735

		$865,735

Other Revenue — 4.5%
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$1,175	$1,378,357
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	1,320	1,539,886
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	720	844,150
Central Falls, RI, Detention Facility Corp., 7.25%, 7/15/35	1,220	1,060,156
Mohegan Tribe of Indians Gaming Authority, CT, 6.25%, 1/1/21(4)	1,000	1,001,260
New York, NY, Transitional Finance Authority, (Building Aid), 6.00%, 7/15/38	7,250	8,578,997
Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	90	89,913

13	See Notes to Financial Statements.

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	$545	$528,890
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	2,735	3,009,293
Seminole Tribe, FL, 5.50%, 10/1/24(4)	1,150	1,241,390
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(4)	2,390	2,053,010

		$21,325,302

Senior Living / Life Care — 2.7%
Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	$3,300	$3,412,728
Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	1,885	1,947,525
Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/42	2,255	2,322,650
Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	1,480	1,472,763
Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), 6.125%, 1/1/30	1,650	1,922,811
North Miami, FL, (Imperial Club), 6.125%, 1/1/42(7)	1,480	651,215
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.00%, 12/1/32	160	172,378
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.25%, 12/1/42	660	714,753

		$12,616,823

Special Tax Revenue — 9.8%
Baltimore, MD, (Clipper Mill), 6.25%, 9/1/33	$2,476	$2,583,260
Baltimore, MD, (Strathdale Manor), 7.00%, 7/1/33	744	775,508
Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	1,250	1,017,525
Capistrano, CA, Unified School District, 6.00%, 9/1/33	1,000	1,014,040
Illinois, Sales Tax Revenue, 5.00%, 6/15/31	845	978,273
Illinois, Sales Tax Revenue, 5.00%, 6/15/32	815	938,799
Illinois, Sales Tax Revenue, 5.00%, 6/15/33	865	991,394
Massachusetts Bay Transportation Authority, 5.00%, 7/1/41	1,145	1,340,074
Massachusetts Bay Transportation Authority, 5.25%, 7/1/34	4,040	4,730,274
Massachusetts Bay Transportation Authority, 5.25%, 7/1/34(1)	9,000	12,157,380
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/34	5,000	5,825,800
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.25%, 2/1/30	4,930	5,926,402
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	5,995	6,313,994
River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	1,180	1,070,036
Tiverton, RI, (Villages on Mount Hope Bay), 6.875%, 5/1/22	795	805,709

		$46,468,468

Security	Principal Amount (000’s omitted)	Value

Transportation — 15.4%
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	$415	$486,314
Metropolitan Transportation Authority, NY, 6.25%, 11/15/23	2,250	2,878,245
Metropolitan Transportation Authority, NY, 6.50%, 11/15/28	5,000	6,416,700
New Jersey Transportation Trust Fund Authority, (Transportation System), 6.00%, 12/15/38	4,820	5,671,309
New Jersey Turnpike Authority, 5.00%, 1/1/35	3,410	3,959,112
New Jersey Turnpike Authority, 5.25%, 1/1/40	4,000	4,511,080
New York Liberty Development Corp., (One World Trade Center), 5.00%, 12/15/41	3,625	4,084,904
New York Liberty Development Corp., (4 World Trade Center), 5.00%, 11/15/31	1,270	1,449,172
Pennsylvania Turnpike Commission, 5.25%, 6/1/39	1,070	1,178,209
Pennsylvania Turnpike Commission, 5.50%, 12/1/41	645	729,469
Pennsylvania Turnpike Commission, 6.375%, (0.00% until 12/1/17), 12/1/38	11,500	11,328,305
Port Authority of New York and New Jersey, 5.00%, 11/15/37(1)	5,000	5,498,300
Port Authority of New York and New Jersey, 5.25%, 7/15/36	3,595	4,261,944
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,500	4,330,865
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	2,980	3,593,880
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/27	225	137,756
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/28	225	131,992
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/30	300	160,869
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/31	180	92,005
Triborough Bridge and Tunnel Authority, NY, 5.25%, 11/15/34(1)	10,000	12,011,800

		$72,912,230

Water and Sewer — 2.8%
Metropolitan St. Louis, MO, Sewer District, 5.00%, 5/1/42	$1,000	$1,170,600
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.75%, 6/15/40(1)(3)	6,855	8,292,288
Portland, OR, Water System, 5.00%, 5/1/35	3,265	3,830,498

		$13,293,386

Total Tax-Exempt Investments — 111.4% (identified cost $462,907,667)		$528,477,090

Other Assets, Less Liabilities — (11.4)%		$(53,955,172)

Net Assets — 100.0%		$474,521,918

14	See Notes to Financial Statements.

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
XLCA	–	XL Capital Assurance, Inc.

At September 30, 2012, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	21.9%
California	15.1%
Others, representing less than 10% individually	74.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2012, 17.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.2% to 6.6% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	When-issued security.

(3)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $6,775,107.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At September 30, 2012, the aggregate value of these securities is $5,254,767 or 1.1% of the Fund’s net assets.

(5)	Defaulted bond.

(6)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(7)	Security is in default and making only partial interest payments.

15	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2012

Portfolio of Investments

Tax-Exempt Municipal Securities — 108.1%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.8%
New York Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 4.00%, 6/15/26	$27,125	$31,347,820
New York Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 4.00%, 6/15/27	12,880	14,770,011
Oklahoma Water Resources Board, 5.25%, 4/1/36	14,165	17,031,571
Rickenbacker Port Authority, OH, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	25,530	32,152,993

		$95,302,395

Cogeneration — 0.7%
Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$22,150	$22,274,040
Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.50%, 1/1/13(1)	1,300	820,547
Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.60%, 1/1/19(1)	21,950	14,172,237
Pennsylvania Economic Development Financing Authority, (Northampton Generating), Junior Liens, (AMT), 6.875%, 1/1/11(1)	1,500	294,285
Pennsylvania Economic Development Financing Authority, (Northampton Generating), Junior Liens, (AMT), 6.95%, 1/1/21(1)	5,000	1,009,250

		$38,570,359

Education — 1.8%
Massachusetts Health and Educational Facilities Authority, (Massachusetts Institute of Technology), 5.50%, 7/1/36	$4,750	$5,725,887
Missouri Health and Educational Facilities Authority, (Washington University), 5.375%, 3/15/39(2)	45,615	53,265,092
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41	8,690	10,153,570
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	14,470	16,980,834
Oregon Facilities Authority, (Reed College), 5.125%, 7/1/41	8,485	9,781,423

		$95,906,806

Electric Utilities — 4.7%
Colorado Springs, CO, Utilities System Revenue, 4.00%, 11/15/30	$23,315	$25,799,913

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	$8,600	$10,106,290
JEA, FL, Electric System Revenue, 4.00%, 10/1/28	2,285	2,495,837
JEA, FL, Electric System Revenue, 4.00%, 10/1/29	3,440	3,741,069
JEA, FL, Electric System Revenue, 4.00%, 10/1/30	5,510	5,961,930
JEA, FL, Electric System Revenue, 4.00%, 10/1/31	3,085	3,323,563
Omaha, NE, Public Power District, 5.00%, 2/1/37(3)	11,755	13,673,063
Omaha, NE, Public Power District, 5.00%, 2/1/39(3)	6,875	7,954,306
Puerto Rico Electric Power Authority, 5.00%, 7/1/42	34,430	34,242,357
Puerto Rico Electric Power Authority, 5.25%, 7/1/31	20,025	20,778,741
Puerto Rico Electric Power Authority, 5.25%, 7/1/40	10,000	10,030,700
San Antonio, TX, (Electric and Gas Systems), 5.00%, 2/1/34(2)	41,100	46,433,547
Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	51,375	57,373,031

		$241,914,347

Escrowed / Prerefunded — 0.1%
Bexar County, TX, Health Facilities Development Corp., (St. Luke’s Lutheran Hospital), Escrowed to Maturity, 7.00%, 5/1/21	$2,400	$3,264,480

		$3,264,480

General Obligations — 15.3%
Banks School District No. 13, Washington County, OR, 0.00%, 6/15/23	$940	$735,183
Banks School District No. 13, Washington County, OR, 0.00%, 6/15/24	1,405	1,056,448
Banks School District No. 13, Washington County, OR, 0.00%, 6/15/25	1,450	1,040,288
Banks School District No. 13, Washington County, OR, 0.00%, 6/15/26	1,495	1,037,022
Bonneville and Bingham Counties, ID, Joint School District No. 93, 5.00%, 9/15/31	790	971,455
California, 5.00%, 4/1/42	35,345	39,344,640
Clark County, NV, 5.00%, 6/1/38(2)	94,200	103,008,642
Conroe, TX, Independent School District, (PSF Guaranteed), 5.25%, 2/15/33	12,840	15,737,218
David Douglas School District No. 40, Multnomah County, OR, 0.00%, 6/15/25	500	343,875
David Douglas School District No. 40, Multnomah County, OR, 0.00%, 6/15/26	2,590	1,704,790
David Douglas School District No. 40, Multnomah County, OR, 0.00%, 6/15/27	2,650	1,660,808
David Douglas School District No. 40, Multnomah County, OR, 0.00%, 6/15/28	2,500	1,496,600
David Douglas School District No. 40, Multnomah County, OR, 0.00%, 6/15/29	2,590	1,476,455

16	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
David Douglas School District No. 40, Multnomah County, OR, 0.00%, 6/15/30	$2,000	$1,080,740
David Douglas School District No. 40, Multnomah County, OR, 0.00%, 6/15/31	1,500	768,045
Forest Grove School District No. 15, Washington County, OR, 0.00%, 6/15/28	3,050	1,841,468
Forest Grove School District No. 15, Washington County, OR, 0.00%, 6/15/29	3,440	1,973,597
Forest Grove School District No. 15, Washington County, OR, 0.00%, 6/15/30	4,110	2,254,458
Forest Grove School District No. 15, Washington County, OR, 0.00%, 6/15/31	3,075	1,585,532
Hawaii, 5.00%, 12/1/31	19,000	22,880,940
Howell Public Schools, MI, 4.00%, 5/1/23	1,460	1,652,632
Howell Public Schools, MI, 4.25%, 5/1/24	2,100	2,397,801
Howell Public Schools, MI, 4.25%, 5/1/25	1,605	1,812,799
Klein, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/36	14,180	16,503,109
Louisiana, 4.00%, 8/1/28(2)	23,200	25,737,848
Louisiana, 4.00%, 8/1/28	5	5,547
Louisiana, 4.00%, 8/1/29(2)	23,940	26,428,084
Louisiana, 4.00%, 8/1/29	15	16,559
Louisiana, 4.00%, 8/1/30(2)	15,760	17,312,518
Louisiana, 4.00%, 8/1/30	10	10,985
Louisiana, 4.00%, 8/1/31(2)	15,920	17,402,470
Louisiana, 4.00%, 8/1/31	10	10,931
Newton, MA, 5.00%, 4/1/36	5,275	5,999,732
Newton, MA, 5.00%, 4/1/39	11,480	12,991,342
North East Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/33	3,460	3,829,009
North East Independent School District, TX, (PSF Guaranteed), 4.00%, 8/1/34	3,595	3,942,672
Ohio, 4.00%, 2/1/29	3,220	3,551,209
Ohio, 4.00%, 2/1/30	3,245	3,565,379
Port of Houston Authority of Harris County, TX, (AMT), 5.625%, 10/1/38(2)	41,620	47,328,599
Port of Houston Authority of Harris County, TX, (AMT), 5.625%, 10/1/38	10,000	11,371,600
Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/24	7,945	5,780,941
Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/25	11,945	8,315,631
Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/26	11,485	7,681,053
San Francisco City and County, CA, 4.00%, 6/15/29	9,820	10,685,437
San Francisco, CA, Bay Area Rapid Transit District, (Election of 2004), 4.75%, 8/1/37(2)	36,300	39,937,260

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Santa Clara County, CA, (Election of 2008), 5.00%, 8/1/39(2)(4)	$57,400	$65,807,378
South-Western City School District, OH, 4.25%, 12/1/28	2,000	2,221,840
South-Western City School District, OH, 4.375%, 12/1/29	1,500	1,671,360
South-Western City School District, OH, 4.50%, 12/1/30	1,250	1,406,950
Texas, 5.00%, 8/1/38(3)	8,670	10,198,521
Texas, 5.00%, 8/1/41(3)	15,065	17,678,778
Texas, (AMT), 5.00%, 8/1/31	8,000	9,407,440
Texas, (AMT), 5.00%, 8/1/36	10,465	12,013,820
Texas, (Texas Transportation Commission), 4.50%, 4/1/33(2)	40,875	45,157,065
Washington, 4.00%, 7/1/27	26,070	29,436,941
Washington, 4.00%, 7/1/28	25,750	28,873,990
Washington, 4.00%, 8/1/31	15,785	17,339,980
Washington, 4.00%, 8/1/32	16,435	17,950,636
Washington, 5.00%, 2/1/31	15,720	18,616,567
Washington, 5.00%, 2/1/33	21,255	24,875,152
Will County, IL, Community Unit School District No. 365-U, (Valley View), 5.75%, 11/1/31	12,995	15,722,001

		$794,647,770

Health Care – Miscellaneous — 0.0%(5)
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 5.50%, 12/1/36(6)	$634	$636,011
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 5.875%, 12/1/36(6)	680	682,636

		$1,318,647

Hospital — 13.6%
Alabama Special Care Facilities Financing Authority, (Ascension Health), 5.00%, 11/15/39(2)(4)	$34,260	$36,620,172
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	5,700	6,500,337
California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39(2)(4)	36,700	42,023,702
California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31	13,675	15,866,829
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 7/1/29	10,670	11,729,744
California Statewide Communities Development Authority, (John Muir Health), 5.125%, 7/1/39	19,735	21,358,993
California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	49,645	52,512,495

17	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 4/1/42	$20,900	$23,052,282
California Statewide Communities Development Authority, (Sutter Health), 5.25%, 11/15/48	59,270	63,839,124
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	12,725	13,161,213
Charlotte-Mecklenburg, NC, Hospital Authority, (Carolinas HealthCare System), 5.00%, 1/15/43	3,415	3,828,454
Harris County, TX, Cultural Education Facilities Finance Corp., (Baylor College of Medicine), 5.00%, 11/15/37	18,350	20,243,353
Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	18,195	19,477,566
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	53,260	69,323,216
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	7,510	9,207,560
Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 5.00%, 7/1/30	4,060	4,252,363
Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	16,520	17,552,170
New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	12,795	14,020,633
Oneida County, NY, Industrial Development Agency, (St. Elizabeth Medical Center), 6.00%, 12/1/29	4,000	4,002,400
Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.125%, 10/1/26	2,545	2,824,263
Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.375%, 10/1/23	4,150	4,782,377
Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.375%, 10/1/41	41,400	45,046,926
South Miami, FL, Health Facilities Authority, (Baptist Health South Florida Obligated Group), 5.00%, 8/15/37(2)	63,000	67,745,160
South Miami, FL, Health Facilities Authority, (Baptist Health South Florida Obligated Group), 5.00%, 8/15/42(2)	75,000	80,369,250
Tarrant County, TX, Cultural Education Facilities Finance Corp., (Scott & White Healthcare), 5.25%, 8/15/40	17,685	19,524,063
Washington Township Health Care District, 6.25%, 7/1/39	16,675	19,222,773
Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare System), 5.125%, 8/15/30	8,475	8,840,527
Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare System), 5.25%, 8/15/31	8,865	9,348,852

		$706,276,797

Security	Principal Amount (000’s omitted)	Value

Housing — 2.0%
Arkansas Development Finance Authority, MFMR, (Park Apartments), (AMT), 5.95%, 12/1/28	$6,035	$4,950,933
Lake Creek, CO, (Affordable Housing Corp.), 6.25%, 12/1/23	7,785	8,024,622
Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31	10,640	8,286,113
Virginia Housing Development Authority, (AMT), 5.20%, 10/1/26(2)	23,335	25,161,664
Virginia Housing Development Authority, (AMT), 5.30%, 7/1/35	6,500	6,881,160
Virginia Housing Development Authority, (AMT), 23.858%, 10/1/35(6)(7)(8)	6,940	9,179,885
Virginia Housing Development Authority, Series A, (AMT), 5.10%, 10/1/35(9)	18,345	19,418,182
Virginia Housing Development Authority, Series A1, (AMT), 5.10%, 10/1/35	18,750	19,721,625

		$101,624,184

Industrial Development Revenue — 4.4%
Austin, TX, (CargoPort Development LLC), (AMT), 8.30%, 10/1/21	$5,530	$5,613,558
Broward County, FL, (Lynxs CargoPort), (AMT), 6.75%, 6/1/19(1)	1,805	719,094
Denver City and County, CO, (United Airlines), (AMT), 5.25%, 10/1/32	12,360	12,503,500
Denver City and County, CO, (United Airlines), (AMT), 5.75%, 10/1/32	33,290	34,510,744
Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	3,500	3,501,120
Houston, TX, (Continental Airlines), (AMT), 6.75%, 7/1/29	41,750	41,920,757
Mississippi Business Finance Corp., (Air Cargo), (AMT), 7.25%, 7/1/34	175	92,017
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 9.00% to 6/1/13 (Put Date), 6/1/33	9,590	10,031,332
New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	53,150	59,649,182
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	49,635	60,574,058

		$229,115,362

Insured – Electric Utilities — 0.8%
Long Island Power Authority, NY, Electric System Revenue, (BHAC), 5.50%, 5/1/33	$36,660	$43,170,449

		$43,170,449

18	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 1.2%
Geary County, KS, Unified School District No. 475, (NPFG), 3.00%, 9/1/26	$3,825	$3,772,559
Los Angeles, CA, Unified School District, (Election of 2005), (AGM), 4.75%, 7/1/32(2)	51,625	57,765,278

		$61,537,837

Insured – Hospital — 1.0%
Maryland Health and Higher Educational Facilities Authority, (LifeBridge Health), (AGC), 4.75%, 7/1/47(2)	$38,800	$40,333,764
Medford, OR, Hospital Facilities Authority, (Asante Health System), (AGM), 5.50%, 8/15/28	12,000	14,178,840

		$54,512,604

Insured – Housing — 0.2%
Rhode Island Housing and Mortgage Finance Corp., (Rental Housing Program), (AGM), (AMT), 5.50%, 10/1/49	$10,310	$10,677,552

		$10,677,552

Insured – Other Revenue — 3.6%
Golden State Tobacco Securitization Corp., CA, (AGM), 0.00%, 6/1/26	$50,700	$28,124,304
Golden State Tobacco Securitization Corp., CA, (AMBAC), 0.00%, 6/1/24	24,985	15,410,748
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	68,155	19,719,286
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/41	25,000	4,490,750
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AGC), 6.375%, 1/1/39	11,725	13,844,528
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AGC), 6.50%, 1/1/46	6,085	7,202,084
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/31	8,080	8,291,131
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/39	11,350	11,584,605
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/46	16,615	16,919,719
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	50,000	61,466,000

		$187,053,155

Insured – Special Tax Revenue — 6.5%
Illinois Sports Facility Authority, (AMBAC), 0.00%, 6/15/23	$20,805	$13,860,499
Illinois Sports Facility Authority, (AMBAC), 0.00%, 6/15/24	31,010	19,695,071

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue (continued)
Illinois Sports Facility Authority, (AMBAC), 0.00%, 6/15/25	$17,000	$10,263,070
Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/29	11,000	14,130,270
Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/30	3,080	3,982,594
Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), (NPFG), 0.00%, 12/15/24	14,715	9,089,897
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/35	84,310	26,937,045
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/44(9)	218,400	41,332,200
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/45	156,345	27,998,263
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/48	60,720	9,052,745
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 4/1/49	50,000	7,236,500
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/29	1,425	555,607
Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/30	2,000	719,960
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	1,201,820	102,623,410
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	220,840	34,186,032
Regional Transportation Authority, LA, (FGIC), (NPFG), 0.00%, 12/1/21	6,800	4,358,188
San Jose, CA, Redevelopment Agency, (Merged Area Redevelopment Project), (XLCA), 4.25%, 8/1/36	13,690	12,401,086

		$338,422,437

Insured – Student Loan — 1.8%
Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$47,470	$53,295,044
Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	41,710	42,241,802

		$95,536,846

Insured – Transportation — 6.6%
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	$13,335	$3,342,551
E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/38	22,385	5,268,086
Metropolitan Transportation Authority, NY, (AGM), 4.00%, 11/15/30	16,805	18,057,813

19	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
Miami-Dade County, FL, (Miami International Airport), (AGM), (AMT), 5.25%, 10/1/41	$52,480	$56,547,725
North Texas Tollway Authority, (AGC), 0.00%, 1/1/33	104,265	42,201,259
North Texas Tollway Authority, (AGC), 6.20%, (0.00% until 1/1/15), 1/1/42	58,690	63,505,515
North Texas Tollway Authority, (BHAC), 5.75%, 1/1/48	2,150	2,501,998
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)(4)	2,500	2,734,275
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 5.00%, 3/1/37	38,705	40,829,130
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	21,420	24,122,347
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/22	46,300	32,009,042
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/32	31,045	9,611,842
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/34	119,480	32,705,260
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/35	30,935	7,954,626

		$341,391,469

Lease Revenue / Certificates of Participation — 2.7%
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$38,385	$45,401,778
Michigan Building Authority, 6.00%, 10/15/38	1,000	1,159,670
Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	38,660	48,085,695
North Carolina, Capital Improvement Limited Obligation Bonds, 5.25%, 5/1/31	36,925	44,315,908

		$138,963,051

Nursing Home — 0.5%
Hillsborough County, FL, Industrial Development Authority, (Tampa Bay Retirement Center), 8.00%, 6/1/25	$7,885	$7,906,526
Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	9,780	7,990,651
Montgomery County, PA, Industrial Development Authority, (Advancement of Geriatric Health Care Institute), 8.375%, 7/1/23	8,415	8,422,153
Westmoreland County, PA, Industrial Development Authority, (Highland Health Systems, Inc.), 9.25%, 6/1/22	1,645	1,275,813

		$25,595,143

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 7.0%
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$12,735	$14,939,046
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	14,295	16,676,261
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	7,785	9,127,368
Central Falls, RI, Detention Facility Corp., 7.25%, 7/15/35	250	217,245
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	13,795	1,051,455
Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	5,210	145,932
Golden State Tobacco Securitization Corp., CA, 5.75%, 6/1/47	33,100	28,333,931
Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	41,945	34,777,438
Michigan Tobacco Settlement Finance Authority, 6.875%, 6/1/42	27,650	27,857,652
New York, NY, Industrial Development Agency, (Bronx Parking Development Co., LLC), 5.875%, 10/1/46	12,330	6,608,017
New York, NY, Transitional Finance Authority, (Building Aid), 5.00%, 7/15/36	20,155	23,208,684
Non-Profit Preferred Funding Trust, Various States, 4.47%, 9/15/37(6)	12,000	10,171,440
Non-Profit Preferred Funding Trust, Various States, 4.72%, 9/15/37(6)	19,000	15,336,800
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	20,625	22,693,481
Seminole Tribe, FL, 5.25%, 10/1/27(6)	1,000	1,062,510
Seminole Tribe, FL, 5.50%, 10/1/24(6)	11,915	12,861,885
Seminole Tribe, FL, 5.75%, 10/1/22(6)	2,100	2,305,737
Texas Municipal Gas Acquisition and Supply Corp., 6.25%, 12/15/26	80,270	98,737,719
Tobacco Settlement Financing Corp., NJ, 5.00%, 6/1/41	32,000	26,730,240
Tobacco Settlement Financing Corp., VA, 5.00%, 6/1/47	13,070	9,406,087

		$362,248,928

Senior Living / Life Care — 0.3%
Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	$400	$413,664
Logan County, CO, (TLC Care Choices, Inc.), 6.875%, 12/1/23(10)	410	209,338
New Jersey Economic Development Authority, (Forsgate), (AMT), 8.625%, 6/1/25(1)	9,345	4,672,780
North Miami, FL, (Imperial Club), 6.125%, 1/1/42(10)	16,435	7,231,565
Plantation Health Facilities Authority, FL, (Covenant Village of Florida), 5.125%, 12/1/22	1,750	1,751,470

		$14,278,817

20	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 4.8%
Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/21	$185	$186,691
Detroit, MI, Downtown Development Authority, 0.00%, 7/1/20	2,000	1,359,820
Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	910	846,127
Dupree Lakes, FL, Community Development District, 6.83%, 11/1/15	360	364,903
Heritage Harbor South Community Development District, FL, (Capital Improvements), 6.20%, 5/1/35	570	597,725
Heritage Harbor South Community Development District, FL, (Capital Improvements), 6.50%, 5/1/34	440	452,769
Illinois, Sales Tax Revenue, 5.00%, 6/15/31	9,030	10,454,212
Illinois, Sales Tax Revenue, 5.00%, 6/15/32	8,700	10,021,530
Illinois, Sales Tax Revenue, 5.00%, 6/15/33	9,250	10,601,610
Massachusetts Bay Transportation Authority, 5.00%, 7/1/41	11,355	13,289,551
Massachusetts Bay Transportation Authority, 5.25%, 7/1/34(9)	29,055	34,019,337
New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13(1)	230	0
New River, FL, Community Development District, (Capital Improvements), 5.35%, 5/1/38(1)	80	0
New River, FL, Community Development District, (Capital Improvements), Series 2010A-1, 5.75%, (0.00% to 11/1/12), 5/1/38	170	118,745
New River, FL, Community Development District, (Capital Improvements), Series 2010A-2, 5.75%, (0.00% to 11/1/14), 5/1/38	430	192,365
New River, FL, Community Development District, (Capital Improvements), Series 2010B-1, 5.00%, (0.00% to 11/1/12), 5/1/15	260	230,522
New River, FL, Community Development District, (Capital Improvements), Series 2010B-2, 5.00%, (0.00% to 11/1/13), 5/1/18	335	151,464
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/42	54,685	63,077,507
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.00%, 5/1/39	23,500	27,295,955
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.25%, 2/1/30	27,875	33,508,816
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	483,025	36,618,125
River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	1,095	992,957
Southern Hills Plantation I, FL, Community Development District, 5.80%, (0.00% until 11/1/12), 5/1/35	410	277,021
Southern Hills Plantation I, FL, Community Development District, 5.80%, 5/1/35	555	477,233

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Sterling Hill, FL, Community Development District, 6.20%, 5/1/35	$1,665	$1,476,688
Tiverton, RI, (Villages on Mount Hope Bay), 6.875%, 5/1/22	400	405,388
University Square, FL, Community Development District, 6.75%, 5/1/20	4,670	4,675,230

		$251,692,291

Student Loan — 1.0%
Iowa Student Loan Liquidity Corp., 5.25%, 12/1/22	$14,800	$16,579,552
Iowa Student Loan Liquidity Corp., 5.50%, 12/1/27	8,180	8,712,436
New Jersey Higher Education Student Assistance Authority, (AMT), 5.00%, 12/1/22	4,875	5,490,030
New Jersey Higher Education Student Assistance Authority, (AMT), 5.00%, 12/1/27	10,010	10,891,380
New Jersey Higher Education Student Assistance Authority, (AMT), 5.50%, 12/1/25	7,130	8,336,824
New Jersey Higher Education Student Assistance Authority, (AMT), 5.75%, 12/1/27	800	939,280

		$50,949,502

Transportation — 22.6%
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	$4,260	$4,992,038
Chicago, IL, (O’Hare International Airport), Series 2012A, (AMT), 5.00%, 1/1/31	15,595	17,100,697
Chicago, IL, (O’Hare International Airport), Series 2012B, (AMT), 5.00%, 1/1/31	6,000	6,579,300
Chicago, IL, (O’Hare International Airport), Series 2012B, (AMT), 5.00%, 1/1/32	6,840	7,489,184
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/35	35,000	37,989,700
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/38	46,040	49,938,667
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/42	38,820	41,983,830
Illinois Toll Highway Authority, 5.25%, 1/1/29	18,160	20,812,813
Illinois Toll Highway Authority, 5.25%, 1/1/30(2)(4)	18,180	20,810,282
Los Angeles, CA, Department of Airports, (Los Angeles International Airport), 5.00%, 5/15/35(2)(4)	16,200	18,412,272
Metropolitan Transportation Authority, NY, 5.25%, 11/15/38	14,565	16,670,371
Metropolitan Transportation Authority, NY, 6.25%, 11/15/23	19,475	24,912,809
Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	15,870	17,514,132
Miami-Dade County, FL, (Miami International Airport), 5.50%, 10/1/36	50,590	58,271,586

21	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/36	$91,425	$29,719,525
New Jersey Transportation Trust Fund Authority, (Transportation System), 5.875%, 12/15/38	55,250	64,480,617
New Jersey Transportation Trust Fund Authority, (Transportation System), 2008 Series A, 0.00%, 12/15/38	50,000	14,365,000
New Jersey Transportation Trust Fund Authority, (Transportation System), 2009 Series A, 0.00%, 12/15/38	108,655	30,929,732
New York Liberty Development Corp., (One World Trade Center), 5.00%, 12/15/41	18,230	20,542,840
New York Liberty Development Corp., (4 World Trade Center), 5.00%, 11/15/31	16,310	18,611,015
New York Thruway Authority, 5.00%, 1/1/37	11,365	12,929,051
New York Thruway Authority, 5.00%, 1/1/42	13,910	15,729,289
North Texas Tollway Authority, 5.75%, 1/1/38	66,265	73,214,211
Orlando-Orange County, FL, Expressway Authority, Series A, 5.00%, 7/1/35	15,000	16,835,850
Orlando-Orange County, FL, Expressway Authority, Series A, 5.00%, 7/1/40	14,735	16,367,343
Pennsylvania Turnpike Commission, 5.25%, 6/1/39	9,305	10,246,015
Pennsylvania Turnpike Commission, 5.35%, (0.00% until 12/1/15), 12/1/30	13,010	12,761,509
Pennsylvania Turnpike Commission, 5.45%, (0.00% until 12/1/15), 12/1/35	12,125	11,651,034
Pennsylvania Turnpike Commission, 5.50%, 12/1/41	4,980	5,632,181
Pennsylvania Turnpike Commission, 6.00%, (0.00% until 12/1/15), 12/1/34	25,000	24,705,250
Pennsylvania Turnpike Commission, 6.50%, 12/1/36	10,000	12,304,100
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 6/15/26	20,845	23,470,011
Philadelphia, PA,, Airport Revenue, (AMT), 5.00%, 6/15/27	20,675	23,177,089
Port Authority of New York and New Jersey, 5.00%, 10/15/36	23,175	26,012,779
Port Authority of New York and New Jersey, 5.25%, 7/15/36	13,465	15,963,027
Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37	19,035	20,603,294
Port Authority of New York and New Jersey, (AMT), 4.75%, 4/15/37	16,365	17,541,316
Port Authority of New York and New Jersey, (AMT), 4.75%, 4/15/37(2)	80,490	86,275,621
Port Authority of New York and New Jersey, (AMT), 5.00%, 10/1/30	13,215	15,333,893
Port Authority of New York and New Jersey, (AMT), 5.00%, 10/1/31	9,800	11,345,068

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Port Authority of New York and New Jersey, (AMT), 5.00%, 10/15/41	$13,750	$15,246,275
Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23(2)	28,890	33,549,668
San Francisco City and County, CA, Airport Commission, (San Francisco International Airport), (AMT), 5.00%, 5/1/28	7,000	7,993,020
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	29,200	36,131,788
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	24,110	29,076,660
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/27	2,275	1,392,869
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/28	2,275	1,334,583
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/30	6,850	3,673,176
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/31	6,845	3,498,753
Triborough Bridge and Tunnel Authority, NY, 0.00%, 11/15/32	49,115	24,143,461
Triborough Bridge and Tunnel Authority, NY, 5.25%, 11/15/34(2)	38,980	46,821,996

		$1,177,086,590

Water and Sewer — 3.1%
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	$10,330	$11,066,632
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	17,215	18,456,374
Metropolitan St. Louis, MO, Sewer District, 5.00%, 5/1/42	9,000	10,535,400
Metropolitan Water District of Southern California, 5.00%, 7/1/37(2)	34,800	40,037,400
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.75%, 6/15/40(2)(4)	42,030	50,842,430
San Antonio, TX, Water System, 4.00%, 5/15/28	27,050	30,220,801

		$161,159,037

Total Tax-Exempt Municipal Securities — 108.1% (identified cost $5,134,465,648)		$5,622,216,855

22	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Taxable Municipal Securities — 5.4%

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 1.5%
Municipal Electric Authority of Georgia, 6.655%, 4/1/57(11)	$67,770	$78,977,125

		$78,977,125

General Obligations — 3.0%
California, 7.30%, 10/1/39(11)	$14,685	$19,633,404
California, 7.35%, 11/1/39(11)	4,595	6,230,223
California, 7.50%, 4/1/34(11)	39,990	53,523,016
California, 7.70%, 11/1/30(11)	5,750	7,069,395
California, 7.95%, 3/1/36(11)	46,495	55,917,212
Detroit, MI, School District, 7.747%, 5/1/39(11)	11,475	14,653,460

		$157,026,710

Lease Revenue / Certificates of Participation — 0.1%
New Jersey Transportation Trust Fund Authority, 6.104%, 12/15/28(11)	$5,350	$6,233,285

		$6,233,285

Transportation — 0.8%
Port Authority of New York and New Jersey, 4.458%, 10/1/62(3)	$40,000	$40,050,840

		$40,050,840

Total Taxable Municipal Securities — 5.4% (identified cost $275,737,242)		$282,287,960

Total Investments — 113.5% (identified cost $5,410,202,890)		$5,904,504,815

Other Assets, Less Liabilities — (13.5)%		$(702,115,019)

Net Assets — 100.0%		$5,202,389,796

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
XLCA	–	XL Capital Assurance, Inc.

At September 30, 2012, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	20.7%
Texas	18.4%
California	17.0%
Florida	10.7%
Others, representing less than 10% individually	46.7%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2012, 19.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from less than 0.1% to 6.7% of total investments.

(1)	Defaulted bond.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(3)	When-issued security.

(4)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $85,925,511.

(5)	Amount is less than 0.05%.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At September 30, 2012, the aggregate value of these securities is $52,236,904 or 1.0% of the Fund’s net assets.

(7)

Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security held by the trust that issued the residual interest bond. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $27,760,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security held by the trust that issued the residual interest bond.

(8)	Security has been issued as a leveraged residual interest bond with a variable interest rate. The stated interest rate represents the rate in effect at September 30, 2012.

(9)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(10)	Security is in default and making only partial interest payments.

(11)

Build America Bond. Represents taxable municipal obligation issued pursuant to the America Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

23	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Statements of Assets and Liabilities

	September 30, 2012
Assets	AMT-Free Fund	National Fund
Investments —
Identified cost	$462,907,667	$5,410,202,890
Unrealized appreciation	65,569,423	494,301,925
Investments, at value	$528,477,090	$5,904,504,815
Cash	$6,448,161	$52,278
Restricted cash*	1,000,000	34,150,000
Interest receivable	6,027,172	70,716,757
Receivable for investments sold	5,583,480	83,906,200
Receivable for Fund shares sold	373,437	14,307,893
Receivable for variation margin on open financial futures contracts	27,828	1,375,001
Total assets	$547,937,168	$6,109,012,944
Liabilities
Payable for floating rate notes issued	$66,350,000	$733,713,000
Demand note payable	—	19,200,000
Payable for investments purchased	917,411	40,142,359
Payable for when-issued securities	4,488,083	89,181,571
Payable for Fund shares redeemed	777,214	15,131,922
Distributions payable	325,288	4,034,167
Payable to affiliates:
Investment adviser fee	173,504	1,367,211
Distribution and service fees	104,710	1,489,537
Interest expense and fees payable	126,597	1,630,919
Accrued expenses	152,443	732,462
Total liabilities	$73,415,250	$906,623,148
Net Assets	$474,521,918	$5,202,389,796
Sources of Net Assets
Paid-in capital	$550,351,752	$5,941,379,098
Accumulated net realized loss	(142,684,801)	(1,246,871,756)
Accumulated undistributed net investment income	1,465,933	9,561,591
Net unrealized appreciation	65,389,034	498,320,863
Net Assets	$474,521,918	$5,202,389,796
Class A Shares
Net Assets	$293,544,233	$2,975,655,402
Shares Outstanding	30,582,094	291,778,815
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.60	$10.20
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.08	$10.71
Class B Shares
Net Assets	$5,236,424	$103,613,064
Shares Outstanding	549,131	10,160,908
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.54	$10.20
Class C Shares
Net Assets	$50,099,397	$980,798,819
Shares Outstanding	5,248,651	96,174,036
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.55	$10.20
Class I Shares
Net Assets	$125,641,864	$1,142,322,511
Shares Outstanding	11,984,583	111,985,638
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.48	$10.20

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

24	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Statements of Operations

	AMT-Free Fund		National Fund
Investment Income	Nine Months Ended September 30, 2012	Year Ended December 31, 2011	Year Ended September 30, 2012
Interest	$18,457,490	$28,398,243	$274,253,272
Total investment income	$18,457,490	$28,398,243	$274,253,272

Expenses
Investment adviser fee	$1,607,833	$2,199,618	$16,308,924
Distribution and service fees
Class A	577,425	769,138	7,257,927
Class B	45,746	103,076	1,143,203
Class C	354,928	434,097	9,484,405
Trustees’ fees and expenses	15,382	13,817	68,000
Custodian fee	144,497	164,131	695,264
Transfer and dividend disbursing agent fees	120,933	161,881	1,929,771
Legal and accounting services	83,923	83,602	174,787
Printing and postage	31,221	36,384	226,505
Registration fees	52,409	78,689	162,621
Interest expense and fees	374,934	548,758	5,561,799
Miscellaneous	53,541	55,120	532,169
Total expenses	$3,462,772	$4,648,311	$43,545,375
Deduct —
Reduction of custodian fee	$3,668	$3,436	$17,992
Total expense reductions	$3,668	$3,436	$17,992

Net expenses	$3,459,104	$4,644,875	$43,527,383

Net investment income	$14,998,386	$23,753,368	$230,725,889

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$221,987	$(15,021,798)	$72,817,355
Financial futures contracts	(3,296,250)	(14,425,465)	(141,076,757)
Swap contracts	—	(3,087,183)	—
Net realized loss	$(3,074,263)	$(32,534,446)	$(68,259,402)
Change in unrealized appreciation (depreciation) —
Investments	$40,657,614	$59,063,870	$432,340,894
Financial futures contracts	714,360	(1,809,353)	51,429,690
Swap contracts	—	(119,000)	—
Net change in unrealized appreciation (depreciation)	$41,371,974	$57,135,517	$483,770,584

Net realized and unrealized gain	$38,297,711	$24,601,071	$415,511,182

Net increase in net assets from operations	$53,296,097	$48,354,439	$646,237,071

25	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Statements of Changes in Net Assets

	AMT-Free Fund
	Nine Months Ended September 30, 2012	Year Ended December 31,
Increase (Decrease) in Net Assets		2011	2010
From operations —
Net investment income	$14,998,386	$23,753,368	$34,587,151
Net realized loss from investment transactions, financial futures contracts and swap contracts	(3,074,263)	(32,534,446)	(4,537,602)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	41,371,974	57,135,517	(31,057,212)
Net increase (decrease) in net assets from operations	$53,296,097	$48,354,439	$(1,007,663)
Distributions to shareholders —
From net investment income
Class A	$(9,761,483)	$(15,483,695)	$(20,920,638)
Class B	(159,199)	(442,545)	(699,775)
Class C	(1,230,918)	(1,854,364)	(2,294,569)
Class I	(3,784,410)	(5,281,700)	(10,156,859)
Total distributions to shareholders	$(14,936,010)	$(23,062,304)	$(34,071,841)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$33,880,654	$55,633,479	$52,480,445
Class B	336,450	461,154	723,725
Class C	6,047,372	5,655,512	12,209,266
Class I	28,626,835	22,704,897	61,031,196
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	8,299,346	11,657,848	15,047,359
Class B	113,410	276,699	415,686
Class C	848,908	1,193,795	1,364,425
Class I	2,657,036	3,252,773	3,517,187
Cost of shares redeemed
Class A	(75,808,231)	(135,424,615)	(168,326,763)
Class B	(873,347)	(2,297,151)	(4,239,608)
Class C	(4,514,089)	(15,750,550)	(16,931,280)
Class I	(16,414,791)	(59,257,421)	(118,832,090)
Net asset value of shares exchanged
Class A	2,669,709	4,269,162	2,359,646
Class B	(2,669,709)	(4,269,162)	(2,359,646)
Net decrease in net assets from Fund share transactions	$(16,800,447)	$(111,893,580)	$(161,540,452)

Net increase (decrease) in net assets	$21,559,640	$(86,601,445)	$(196,619,956)

Net Assets
At beginning of period	$452,962,278	$539,563,723	$736,183,679
At end of period	$474,521,918	$452,962,278	$539,563,723

Accumulated undistributed net investment income included in net assets
At end of period	$1,465,933	$1,465,250	$1,465,930

26	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Statements of Changes in Net Assets — continued

	National Fund
	Year Ended September 30,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$230,725,889	$283,224,498
Net realized loss from investment transactions and financial futures contracts	(68,259,402)	(293,243,190)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	483,770,584	(144,121,920)
Net increase (decrease) in net assets from operations	$646,237,071	$(154,140,612)
Distributions to shareholders —
From net investment income
Class A	$(142,373,836)	$(177,475,542)
Class B	(4,767,756)	(6,661,777)
Class C	(39,387,478)	(50,477,322)
Class I	(45,196,462)	(38,012,065)
Total distributions to shareholders	$(231,725,532)	$(272,626,706)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$317,496,688	$305,947,887
Class B	1,973,451	5,916,584
Class C	107,685,560	102,020,733
Class I	538,748,264	623,865,442
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	110,453,071	116,299,417
Class B	3,612,439	3,976,312
Class C	26,941,458	29,178,939
Class I	36,133,409	26,583,229
Cost of shares redeemed
Class A	(587,169,042)	(1,435,135,445)
Class B	(19,698,921)	(36,854,333)
Class C	(167,582,529)	(406,844,462)
Class I	(305,377,746)	(363,327,373)
Issued in connection with tax-free reorganizations (See Note 12)
Class A	—	206,613,331
Class B	—	11,795,254
Class C	—	25,397,666
Class I	—	342,574
Net asset value of shares exchanged
Class A	14,370,975	10,854,791
Class B	(14,370,975)	(10,854,791)
Net increase (decrease) in net assets from Fund share transactions	$63,216,102	$(784,224,245)

Net increase (decrease) in net assets	$477,727,641	$(1,210,991,563)

Net Assets
At beginning of year	$4,724,662,155	$5,935,653,718
At end of year	$5,202,389,796	$4,724,662,155

Accumulated undistributed net investment income included in net assets
At end of year	$9,561,591	$10,394,407

27	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Statements of Cash Flows

	AMT-Free Fund		National Fund
Cash Flows From Operating Activities	Nine Months Ended September 30, 2012	Year Ended December 31, 2011	Year Ended September 30, 2012
Net increase in net assets from operations	$53,296,097	$48,354,439	$646,237,071
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(131,091,331)	(103,928,321)	(3,195,827,774)
Investments sold	142,180,630	292,320,555	3,189,440,697
Net amortization/accretion of premium (discount)	(2,037,136)	(4,250,593)	(36,270,442)
Increase in restricted cash	(1,000,000)	—	(34,150,000)
Decrease (increase) in interest receivable	(222,634)	2,455,161	(551,056)
Increase in receivable for variation margin on open financial futures contracts	(27,828)	—	(1,375,001)
Decrease in receivable for open swap contracts	—	119,000	—
Decrease in payable for variation margin on open financial futures contracts	(148,281)	(84,594)	(3,734,374)
Decrease in payable to affiliate for investment adviser fee	(2,236)	(62,386)	(6,048)
Increase (decrease) in payable to affiliate for distribution and service fees	(1,716)	(24,925)	48,193
Decrease in payable to affiliate for Trustees’ fees	(3,715)	(2,692)	—
Increase (decrease) in interest expense and fees payable	13,540	(93,903)	60,875
Decrease in accrued expenses	(6,876)	(70,216)	(10,650)
Net change in unrealized (appreciation) depreciation from investments	(40,657,614)	(59,063,870)	(432,340,894)
Net realized (gain) loss from investments	(221,987)	15,021,798	(72,817,355)
Net cash provided by operating activities	$20,068,913	$190,689,453	$58,703,242

Cash Flows From Financing Activities
Proceeds from Fund shares sold	$68,909,796	$85,084,271	$960,878,618
Fund shares redeemed	(98,913,788)	(216,079,203)	(1,080,816,921)
Distributions paid, net of reinvestments	(3,084,256)	(7,239,462)	(55,746,254)
Proceeds from secured borrowings	11,010,000	17,100,000	116,595,000
Repayment of secured borrowings	(5,505,000)	(48,875,000)	(58,920,000)
Increase (decrease) in demand note payable	—	(7,000,000)	19,200,000
Net cash used in financing activities	$(27,583,248)	$(177,009,394)	$(98,809,557)

Net increase (decrease) in cash	$(7,514,335)	$13,680,059	$(40,106,315)

Cash at beginning of period	$13,962,496	$282,437	$40,158,593

Cash at end of period	$6,448,161	$13,962,496	$52,278

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$11,918,700	$16,381,115	$177,140,377
Cash paid for interest and fees	361,394	642,661	5,500,924

28	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights

	AMT-Free Fund — Class A
	Nine Months Ended September 30, 2012(1)		Year Ended December 31,
			2011	2010	2009	2008	2007
Net asset value — Beginning of period	$8.840		$8.320	$8.800	$7.030	$9.590	$10.160

Income (Loss) From Operations
Net investment income(2)	$0.296		$0.437	$0.436	$0.429	$0.421	$0.409
Net realized and unrealized gain (loss)	0.758		0.505	(0.487)	1.763	(2.569)	(0.573)

Total income (loss) from operations	$1.054		$0.942	$(0.051)	$2.192	$(2.148)	$(0.164)

Less Distributions
From net investment income	$(0.294)		$(0.422)	$(0.429)	$(0.422)	$(0.412)	$(0.406)

Total distributions	$(0.294)		$(0.422)	$(0.429)	$(0.422)	$(0.412)	$(0.406)

Net asset value — End of period	$9.600		$8.840	$8.320	$8.800	$7.030	$9.590

Total Return(3)	12.06	%(4)	11.68%	(0.79)%	31.71%	(23.07)%	(1.66)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$293,544		$299,566	$345,914	$464,221	$454,906	$623,368
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.84	%(5)	0.85%	0.83%	0.84%	0.81%	0.78	%(6)
Interest and fee expense(7)	0.11	%(5)	0.12%	0.13%	0.11%	0.32%	0.31%
Total expenses before custodian fee reduction	0.95	%(5)	0.97%	0.96%	0.95%	1.13%	1.09	%(6)
Expenses after custodian fee reduction excluding interest and fees	0.84	%(5)	0.85%	0.83%	0.84%	0.80%	0.75	%(6)
Net investment income	4.24	%(5)	5.19%	4.90%	5.20%	4.80%	4.15%
Portfolio Turnover	26	%(4)	20%	15%	46%	73%	64%

(1)	The Fund changed its fiscal year-end from December 31 to September 30.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Annualized.

(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

29	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	AMT-Free Fund — Class B
	Nine Months Ended September 30, 2012(1)		Year Ended December 31,
			2011	2010	2009	2008	2007
Net asset value — Beginning of period	$8.780		$8.270	$8.740	$6.980	$9.530	$10.100

Income (Loss) From Operations
Net investment income(2)	$0.242		$0.372	$0.368	$0.365	$0.353	$0.335
Net realized and unrealized gain (loss)	0.758		0.495	(0.477)	1.755	(2.562)	(0.577)

Total income (loss) from operations	$1.000		$0.867	$(0.109)	$2.120	$(2.209)	$(0.242)

Less Distributions
From net investment income	$(0.240)		$(0.357)	$(0.361)	$(0.360)	$(0.341)	$(0.328)

Total distributions	$(0.240)		$(0.357)	$(0.361)	$(0.360)	$(0.341)	$(0.328)

Net asset value — End of period	$9.540		$8.780	$8.270	$8.740	$6.980	$9.530

Total Return(3)	11.50	%(4)	10.76%	(1.43)%	30.80%	(23.75)%	(2.44)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,236		$7,771	$13,078	$19,252	$21,293	$37,610
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.59	%(5)	1.61%	1.58%	1.59%	1.56%	1.53	%(6)
Interest and fee expense(7)	0.11	%(5)	0.12%	0.13%	0.11%	0.32%	0.31%
Total expenses before custodian fee reduction	1.70	%(5)	1.73%	1.71%	1.70%	1.88%	1.84	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.59	%(5)	1.61%	1.58%	1.59%	1.55%	1.50	%(6)
Net investment income	3.50	%(5)	4.46%	4.16%	4.47%	4.02%	3.41%
Portfolio Turnover	26	%(4)	20%	15%	46%	73%	64%

(1)	The Fund changed its fiscal year-end from December 31 to September 30.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Annualized.

(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

30	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	AMT-Free Fund — Class C
	Nine Months Ended September 30, 2012(1)		Year Ended December 31,
			2011	2010	2009	2008	2007
Net asset value — Beginning of period	$8.790		$8.280	$8.750	$6.990	$9.540	$10.100

Income (Loss) From Operations
Net investment income(2)	$0.242		$0.371	$0.367	$0.365	$0.352	$0.333
Net realized and unrealized gain (loss)	0.758		0.496	(0.475)	1.755	(2.561)	(0.565)

Total income (loss) from operations	$1.000		$0.867	$(0.108)	$2.120	$(2.209)	$(0.232)

Less Distributions
From net investment income	$(0.240)		$(0.357)	$(0.362)	$(0.360)	$(0.341)	$(0.328)

Total distributions	$(0.240)		$(0.357)	$(0.362)	$(0.360)	$(0.341)	$(0.328)

Net asset value — End of period	$9.550		$8.790	$8.280	$8.750	$6.990	$9.540

Total Return(3)	11.49	%(4)	10.76%	(1.42)%	30.76%	(23.73)%	(2.34)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,099		$43,863	$50,369	$56,641	$47,494	$49,953
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.59	%(5)	1.61%	1.57%	1.59%	1.56%	1.52	%(6)
Interest and fee expense(7)	0.11	%(5)	0.12%	0.13%	0.11%	0.32%	0.31%
Total expenses before custodian fee reduction	1.70	%(5)	1.73%	1.70%	1.70%	1.88%	1.83	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.59	%(5)	1.61%	1.57%	1.59%	1.55%	1.49	%(6)
Net investment income	3.48	%(5)	4.42%	4.14%	4.44%	4.06%	3.41%
Portfolio Turnover	26	%(4)	20%	15%	46%	73%	64%

(1)	The Fund changed its fiscal year-end from December 31 to September 30.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Annualized.

(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

31	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	AMT-Free Fund — Class I
	Nine Months Ended September 30, 2012(1)		Year Ended December 31,
			2011	2010	2009	2008	2007
Net asset value — Beginning of period	$9.660		$9.090	$9.610	$7.670	$10.480	$11.100

Income (Loss) From Operations
Net investment income(2)	$0.341		$0.500	$0.500	$0.491	$0.484	$0.474
Net realized and unrealized gain (loss)	0.819		0.554	(0.528)	1.932	(2.817)	(0.623)

Total income (loss) from operations	$1.160		$1.054	$(0.028)	$2.423	$(2.333)	$(0.149)

Less Distributions
From net investment income	$(0.340)		$(0.484)	$(0.492)	$(0.483)	$(0.477)	$(0.471)

Total distributions	$(0.340)		$(0.484)	$(0.492)	$(0.483)	$(0.477)	$(0.471)

Net asset value — End of period	$10.480		$9.660	$9.090	$9.610	$7.670	$10.480

Total Return(3)	12.27	%(4)	11.87%	(0.50)%	31.98%	(22.88)%	(1.38)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$125,642		$101,762	$130,202	$196,069	$123,810	$215,985
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.59	%(5)	0.60%	0.57%	0.59%	0.56%	0.53	%(6)
Interest and fee expense(7)	0.11	%(5)	0.12%	0.13%	0.11%	0.32%	0.31%
Total expenses before custodian fee reduction	0.70	%(5)	0.72%	0.70%	0.70%	0.88%	0.84	%(6)
Expenses after custodian fee reduction excluding interest and fees	0.59	%(5)	0.60%	0.57%	0.59%	0.55%	0.50	%(6)
Net investment income	4.48	%(5)	5.42%	5.14%	5.43%	5.02%	4.41%
Portfolio Turnover	26	%(4)	20%	15%	46%	73%	64%

(1)	The Fund changed its fiscal year-end from December 31 to September 30.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

32	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	National Fund — Class A
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.360	$10.020	$10.040	$9.060	$11.490

Income (Loss) From Operations
Net investment income(1)	$0.477	$0.549	$0.527	$0.527	$0.533
Net realized and unrealized gain (loss)	0.842	(0.682)	(0.022)	0.984	(2.431)

Total income (loss) from operations	$1.319	$(0.133)	$0.505	$1.511	$(1.898)

Less Distributions
From net investment income	$(0.479)	$(0.527)	$(0.525)	$(0.531)	$(0.532)

Total distributions	$(0.479)	$(0.527)	$(0.525)	$(0.531)	$(0.532)

Net asset value — End of year	$10.200	$9.360	$10.020	$10.040	$9.060

Total Return(2)	14.42%	(1.00)%	5.36%	17.97%	(17.03)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,975,655	$2,872,630	$3,971,060	$4,811,295	$3,987,956
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.67%	0.69%	0.67%	0.70%	0.64%
Interest and fee expense(3)	0.11%	0.13%	0.13%	0.23%	0.46%
Total expenses before custodian fee reduction	0.78%	0.82%	0.80%	0.93%	1.10%
Expenses after custodian fee reduction excluding interest and fees	0.67%	0.69%	0.67%	0.70%	0.63%
Net investment income	4.88%	6.04%	5.45%	6.22%	5.00%
Portfolio Turnover	59%	18%	20%	46%	64%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

33	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	National Fund — Class B
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.360	$10.020	$10.050	$9.060	$11.490

Income (Loss) From Operations
Net investment income(1)	$0.405	$0.480	$0.455	$0.464	$0.454
Net realized and unrealized gain (loss)	0.840	(0.681)	(0.029)	0.992	(2.435)

Total income (loss) from operations	$1.245	$(0.201)	$0.426	$1.456	$(1.981)

Less Distributions
From net investment income	$(0.405)	$(0.459)	$(0.456)	$(0.466)	$(0.449)

Total distributions	$(0.405)	$(0.459)	$(0.456)	$(0.466)	$(0.449)

Net asset value — End of year	$10.200	$9.360	$10.020	$10.050	$9.060

Total Return(2)	13.57%	(1.73)%	4.51%	17.18%	(17.69)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$103,613	$122,288	$160,946	$179,657	$138,052
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.42%	1.44%	1.42%	1.45%	1.39%
Interest and fee expense(3)	0.11%	0.13%	0.13%	0.23%	0.46%
Total expenses before custodian fee reduction	1.53%	1.57%	1.55%	1.68%	1.85%
Expenses after custodian fee reduction excluding interest and fees	1.42%	1.44%	1.42%	1.45%	1.38%
Net investment income	4.15%	5.29%	4.70%	5.48%	4.25%
Portfolio Turnover	59%	18%	20%	46%	64%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

34	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	National Fund — Class C
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.360	$10.020	$10.050	$9.060	$11.490

Income (Loss) From Operations
Net investment income(1)	$0.404	$0.481	$0.455	$0.464	$0.453
Net realized and unrealized gain (loss)	0.841	(0.682)	(0.029)	0.992	(2.434)

Total income (loss) from operations	$1.245	$(0.201)	$0.426	$1.456	$(1.981)

Less Distributions
From net investment income	$(0.405)	$(0.459)	$(0.456)	$(0.466)	$(0.449)

Total distributions	$(0.405)	$(0.459)	$(0.456)	$(0.466)	$(0.449)

Net asset value — End of year	$10.200	$9.360	$10.020	$10.050	$9.060

Total Return(2)	13.58%	(1.74)%	4.51%	17.18%	(17.69)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$980,799	$932,773	$1,281,278	$1,367,785	$1,143,256
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.42%	1.44%	1.42%	1.45%	1.39%
Interest and fee expense(3)	0.11%	0.13%	0.13%	0.23%	0.46%
Total expenses before custodian fee reduction	1.53%	1.57%	1.55%	1.68%	1.85%
Expenses after custodian fee reduction excluding interest and fees	1.42%	1.44%	1.42%	1.45%	1.38%
Net investment income	4.13%	5.29%	4.70%	5.46%	4.25%
Portfolio Turnover	59%	18%	20%	46%	64%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

35	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	National Fund — Class I
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.360	$10.020	$10.040	$9.060	$11.490

Income (Loss) From Operations
Net investment income(1)	$0.499	$0.565	$0.552	$0.550	$0.559
Net realized and unrealized gain (loss)	0.844	(0.675)	(0.024)	0.983	(2.429)

Total income (loss) from operations	$1.343	$(0.110)	$0.528	$1.533	$(1.870)

Less Distributions
From net investment income	$(0.503)	$(0.550)	$(0.548)	$(0.553)	$(0.560)

Total distributions	$(0.503)	$(0.550)	$(0.548)	$(0.553)	$(0.560)

Net asset value — End of year	$10.200	$9.360	$10.020	$10.040	$9.060

Total Return(2)	14.71%	(0.75)%	5.61%	18.28%	(16.81)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,142,323	$796,970	$522,370	$217,630	$144,692
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.42%	0.43%	0.42%	0.44%	0.40%
Interest and fee expense(3)	0.11%	0.13%	0.13%	0.23%	0.46%
Total expenses before custodian fee reduction	0.53%	0.56%	0.55%	0.67%	0.86%
Expenses after custodian fee reduction excluding interest and fees	0.42%	0.43%	0.42%	0.44%	0.39%
Net investment income	5.09%	6.23%	5.70%	6.47%	5.26%
Portfolio Turnover	59%	18%	20%	46%	64%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

36	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance AMT-Free Municipal Income Fund (AMT-Free Fund) and Eaton Vance National Municipal Income Fund (National Fund) (each individually referred to as the Fund, and collectively, the Funds) are a diversified series of Eaton Vance Mutual Funds Trust and Eaton Vance Municipals Trust, respectively (collectively, the Trusts). The Trusts are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies. The Funds seek to provide current income exempt from regular federal income tax. The Funds offer four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. For National Fund, the portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At September 30, 2012, the Funds, for federal income tax purposes, had capital loss carryforwards and current year deferred capital losses which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The current year deferred capital losses are treated as arising on the first day of the Funds’ next taxable year and are

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Notes to Financial Statements — continued

treated as realized prior to the utilization of the capital loss carryforward. The amounts and expiration dates of the capital loss carryforwards and the amounts of the current year deferred capital losses are as follows:

Expiration Date	AMT-Free Fund	National Fund

September 30, 2013	$1,429,405	$2,604,551
September 30, 2014	—	390,519
September 30, 2015	12,777,842	1,392,026
September 30, 2016	23,678,685	52,850,319
September 30, 2017	55,876,213	9,883,906
September 30, 2018	10,549,691	792,861,604
September 30, 2019	—	56,374,590

Total capital loss carryforward	$104,311,836	$916,357,515

Current year deferred capital losses	$38,745,826	$364,347,602

Included in the amounts above for National Fund is a capital loss carryforward of $18,487,169 as a result of reorganizations on November 5, 2010 and September 23, 2011 (see Note 12). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

As of September 30, 2012, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trusts are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under each Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Trust) could be deemed to have personal liability for the obligations of the Trust. However, each Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating

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Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 11) at September 30, 2012. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At September 30, 2012, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	AMT-Free Fund	National Fund

Floating Rate Notes Outstanding	$66,350,000	$733,713,000
Interest Rate or Range of Interest Rates (%)	0.18 - 0.25	0.19 - 0.38
Collateral for Floating Rate Notes Outstanding	$108,422,877	$1,137,321,437

The Funds’ average Floating Rate Notes outstanding and the average annual interest rate including fees were as follows:

	AMT-Free Fund		National Fund
	Nine Months Ended September 30, 2012	Year Ended December 31, 2011	Year Ended September 30, 2012

Average Floating Rate Notes Outstanding	$65,285,164	$69,175,699	$710,290,623
Average Interest Rate	0.77%	0.79%	0.78%

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2012.

The Funds may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest

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Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the nine months ended September 30, 2012 and the years ended December 31, 2011 and December 31, 2010 for AMT-Free Fund was as follows:

	Nine Months Ended September 30, 2012	Year Ended December 31,
		2011	2010

Distributions declared from:
Tax-exempt income	$14,879,965	$23,022,757	$33,984,168
Ordinary income	$56,045	$39,547	$87,673

The tax character of distributions declared for the years ended September 30, 2012 and September 30, 2011 for National Fund was as follows:

	Year Ended September 30,
	2012	2011

Distributions declared from:
Tax-exempt income	$225,587,022	$271,004,962
Ordinary income	$6,138,510	$1,621,744

During the nine months ended September 30, 2012 for AMT-Free Fund and the year ended September 30, 2012 for National Fund, the following amounts were reclassified due to expired capital loss carryfowards and differences between book and tax accounting, primarily for accretion of market discount.

	AMT-Free Fund	National Fund

Change in:
Paid-in capital	$(4,273,717)	$(4,550,028)
Accumulated net realized loss	$4,335,410	$4,383,201
Accumulated undistributed net investment income	$(61,693)	$166,827

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

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Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

As of September 30, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	AMT-Free Fund	National Fund

Undistributed tax-exempt income	$1,791,221	$14,349,589
Capital loss carryforward and deferred capital losses	$(143,057,662)	$(1,280,705,117)
Net unrealized appreciation	$65,761,895	$531,400,393
Other temporary differences	$(325,288)	$(4,034,167)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, residual interest bonds, futures contracts, accretion of market discount, defaulted bond interest, expenditures on defaulted bonds and the timing of recognizing distributions to shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) for AMT-Free Fund and Boston Management and Research (BMR), a subsidiary of EVM, for National Fund as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.300%	3.00%
$500 million up to $1billion	0.275	2.75
$1 billion up to $1.5 billion	0.250	2.50
$1.5 billion up to $2 billion	0.225	2.25
$2 billion up to $3 billion	0.200	2.00
$3 billion and over	0.175	1.75

The investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	AMT-Free Fund		National Fund
	Nine Months Ended September 30, 2012	Year Ended December 31, 2011	Year Ended September 30, 2012

Investment Adviser Fee	$1,607,833	$2,199,618	$16,308,924
Effective Annual Rate	0.45%	0.48%	0.34%

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD were as follows:

	AMT-Free Fund		National Fund
	Nine Months Ended September 30, 2012	Year Ended December 31, 2011	Year Ended September 30, 2012

EVM’s Sub-Transfer Agent Fees	$5,224	$8,508	$75,023
EVD’s Class A Sales Charges	$28,164	$16,700	$552,669

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Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

Officers and Trustees of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the nine months ended September 30, 2012 for AMT-Free Fund and the year ended September 30, 2012 for National Fund, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for Class A shares amounted to the following:

	AMT-Free Fund		National Fund
	Nine Months Ended September 30, 2012	Year Ended December 31, 2011	Year Ended September 30, 2012

Class A Distribution and Service Fees	$577,425	$769,138	$7,257,927

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. The Funds paid or accrued to EVD the following distribution fees, representing 0.75% (annualized) of the average daily net assets of each Fund’s Class B and Class C shares:

	AMT-Free Fund		National Fund
	Nine Months Ended September 30, 2012	Year Ended December 31, 2011	Year Ended September 30, 2012

Class B Distribution Fees	$34,309	$77,307	$857,402
Class C Distribution Fees	$266,196	$325,573	$7,113,304

At September 30, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

	ATM-Free Fund	National Fund

Class B	$561,000	$7,557,000
Class C	$3,931,000	$159,217,000

Pursuant to the Class B and Class C Plans, each Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are

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Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued amounted to the following:

	AMT-Free Fund		National Fund
	Nine Months Ended September 30, 2012	Year Ended December 31, 2011	Year Ended September 30, 2012

Class B Service Fees	$11,437	$25,769	$285,801
Class C Service Fees	$88,732	$108,524	$2,371,101

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. The Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

	AMT-Free Fund		National Fund
	Nine Months Ended September 30, 2012	Year Ended December 31, 2011	Year Ended September 30, 2012

Class A	$27,000	$12,000	$38,000
Class B	$6,000	$13,000	$136,000
Class C	$2,000	$5,000	$46,000

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the nine months ended September 30, 2012 for AMT-Free Fund and for the year ended September 30, 2012 for National Fund were as follows:

	AMT-Free Fund	National Fund

Purchases	$134,440,998	$3,252,712,414
Sales	$147,524,355	$3,249,173,894

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September 30, 2012

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

AMT-Free Fund
	Nine Months Ended September 30, 2012	Year Ended December 31,
Class A		2011	2010
Sales	3,629,796	6,686,640	5,975,975
Issued to shareholders electing to receive payments of distributions in Fund shares	887,574	1,380,238	1,693,755
Redemptions	(8,112,300)	(16,233,014)	(19,140,061)
Exchange from Class B shares	288,058	503,584	266,385

Net decrease	(3,306,872)	(7,662,552)	(11,203,946)
	Nine Months Ended September 30, 2012	Year Ended December 31,
Class B		2011	2010
Sales	36,623	54,142	81,435
Issued to shareholders electing to receive payments of distributions in Fund shares	12,216	33,023	47,092
Redemptions	(94,870)	(276,880)	(481,142)
Exchange to Class A shares	(289,671)	(506,469)	(268,011)

Net decrease	(335,702)	(696,184)	(620,626)
	Nine Months Ended September 30, 2012	Year Ended December 31,
Class C		2011	2010
Sales	654,771	667,393	1,386,969
Issued to shareholders electing to receive payments of distributions in Fund shares	91,222	142,188	154,501
Redemptions	(487,033)	(1,903,690)	(1,928,886)

Net increase (decrease)	258,960	(1,094,109)	(387,416)
	Nine Months Ended September 30, 2012	Year Ended December 31,
Class I		2011	2010
Sales	2,797,000	2,470,334	6,261,763
Issued to shareholders electing to receive payments of distributions in Fund shares	259,889	352,435	362,666
Redemptions	(1,611,882)	(6,601,329)	(12,704,378)

Net increase (decrease)	1,445,007	(3,778,560)	(6,079,949)

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Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

National Fund
	Year Ended September 30,
Class A	2012	2011

Sales	32,466,746	33,822,944
Issued to shareholders electing to receive payments of distributions in Fund shares	11,281,344	12,833,910
Redemptions	(60,345,084)	(158,725,437)
Issued in connection with tax-free reorganizations (see Note 12)	—	21,314,183
Exchange from Class B shares	1,455,731	1,197,593

Net decrease	(15,141,263)	(89,556,807)

	Year Ended September 30,
Class B	2012	2011

Sales	207,352	647,309
Issued to shareholders electing to receive payments of distributions in Fund shares	369,639	439,277
Redemptions	(2,027,550)	(4,102,302)
Issued in connection with tax-free reorganizations (see Note 12)	—	1,210,866
Exchange to Class A shares	(1,455,864)	(1,196,948)

Net decrease	(2,906,423)	(3,001,798)

	Year Ended September 30,
Class C	2012	2011

Sales	10,979,045	11,176,046
Issued to shareholders electing to receive payments of distributions in Fund shares	2,752,860	3,220,879
Redemptions	(17,219,521)	(45,266,710)
Issued in connection with tax-free reorganizations (see Note 12)	—	2,605,759

Net decrease	(3,487,616)	(28,264,026)

	Year Ended September 30,
Class I	2012	2011

Sales	54,466,388	70,162,242
Issued to shareholders electing to receive payments of distributions in Fund shares	3,682,402	2,936,964
Redemptions	(31,293,652)	(40,151,940)
Issued in connection with tax-free reorganizations (see Note 12)	—	36,396

Net increase	26,855,138	32,983,662

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Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2012, as determined on a federal income tax basis, were as follows:

	AMT-Free Fund	National Fund

Aggregate cost	$396,365,195	$4,639,391,422

Gross unrealized appreciation	$71,560,214	$687,133,080
Gross unrealized depreciation	(5,798,319)	(155,732,687)

Net unrealized appreciation	$65,761,895	$531,400,393

9  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. At September 30, 2012, the National Fund had a balance outstanding pursuant to this line of credit of $19,200,000 at an interest rate of 1.14%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2012. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 11) at September 30, 2012. The Funds’ average borrowings or allocated fees during the nine months ended September 30, 2012 and year ended December 31, 2011 for AMT-Free Fund and the year ended September 30, 2012 for National Fund were not significant.

10  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2012 is as follows:

Futures Contracts
Fund	Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

AMT-Free	12/12	325 U.S. 10-Year Treasury Note	Short	$(43,135,538)	$(43,382,422)	$(246,884)
	12/12	182 U.S. 30-Year Treasury Bond	Short	(27,252,745)	(27,186,250)	66,495
National	12/12	11,000 U.S. 30-Year Treasury Bond	Short	$(1,647,143,938)	$(1,643,125,000)	$4,018,938

At September 30, 2012, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Funds purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates. During the year ended December 31, 2011, the AMT-Free Fund also entered into interest rate swap contracts to hedge against interest rate risk.

46

Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2012 were as follows:

	AMT-Free Fund		National Fund

Asset Derivative:
Futures Contracts	$66,495	(1)	$4,018,938	(1)

Total	$66,495		$4,018,938

Liability Derivative:
Futures Contracts	$(246,884	)(1)	$—

Total	$(246,884)		$—

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk was as follows:

	AMT-Free Fund				National Fund
	Nine Months Ended September 30, 2012		Year Ended December 31, 2011		Year Ended September 30, 2012

Realized Gain (Loss) on Derivatives Recognized in Income	$(3,296,250	)(1)	$(17,512,648	)(1)	$(141,076,757	)(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$714,360	(2)	$(1,928,353	)(2)	$51,429,690	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts.

The average notional amounts of futures contracts and interest rate swaps outstanding, which are indicative of the volume of this derivative type, were approximately as follows:

	AMT-Free Fund		National Fund
	Nine Months Ended September 30, 2012	Year Ended December 31, 2011	Year Ended September 30, 2012

Average Notional Amount:
Futures Contracts	$50,700,000	$60,700,000	$1,123,077,000
Interest Rate Swaps	$—	$10,212,000	$—

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

47

Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2012, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

AMT-Free Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$528,477,090	$—	$528,477,090

Total Investments	$—	$528,477,090	$—	$528,477,090

Futures Contracts	$66,495	$—	$—	$66,495

Total	$66,495	$528,477,090	$—	$528,543,585

Liability Description

Futures Contracts	$(246,884)	$—	$—	$(246,884)

Total	$(246,884)	$—	$—	$(246,884)

National Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$5,622,216,855	$—	$5,622,216,855
Taxable Municipal Securities	—	282,287,960	—	282,287,960

Total Investments	$—	$5,904,504,815	$—	$5,904,504,815

Futures Contracts	$4,018,938	$—	$—	$4,018,938

Total	$4,018,938	$5,904,504,815	$—	$5,908,523,753

The Funds held no investments or other financial instruments as of December 31, 2011 for AMT-Free Fund and September 30, 2011 for National Fund whose fair value was determined using Level 3 inputs. At September 30, 2012, there were no investments transferred between Level 1 and Level 2 during the nine months then ended for AMT-Free Fund and the year then ended for National Fund.

12  Reorganizations

As of the close of business on November 5, 2010, National Fund acquired the net assets of Eaton Vance Colorado Municipal Income Fund (Colorado Fund), Eaton Vance Kansas Municipal Income Fund (Kansas Fund), Eaton Vance Louisiana Municipal Income Fund (Louisiana Fund) and Eaton Vance Insured Municipal Income Fund (Insured Municipal Fund) pursuant to a plan of reorganization approved by the shareholders of Colorado Fund, Kansas Fund, Louisiana Fund and Insured Municipal Fund, respectively. The purpose of the transaction was to combine five funds managed by BMR with substantially similar investment objectives and policies. The acquisitions were accomplished by a tax-free exchange of shares of Class A, Class B and

48

Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

Class C of National Fund for shares of Class A, Class B and Class C of Colorado Fund, Kansas Fund, Louisiana Fund and Insured Municipal Fund, respectively, each outstanding on November 5, 2010 as follows:

		Colorado Fund
	Shares of National Fund Issued	Shares Exchanged	Net Assets

Class A	3,247,499	3,558,048	$31,976,171
Class B	94,115	94,725	926,689
Class C	37,987	38,180	374,031

Total			$33,276,891

		Kansas Fund
	Shares of National Fund Issued	Shares Exchanged	Net Assets

Class A	2,596,155	2,627,740	$25,562,779
Class B	158,464	161,804	1,560,296
Class C	491,031	500,782	4,834,892

Total			$31,957,967

		Louisiana Fund
	Shares of National Fund Issued	Shares Exchanged	Net Assets

Class A	3,349,857	3,470,731	$32,984,036
Class B	125,510	123,006	1,235,824
Class C	186,853	182,877	1,839,824

Total			$36,059,684

		Insured Municipal Fund
	Shares of National Fund Issued	Shares Exchanged	Net Assets

Class A	4,659,330	4,490,831	$45,877,629
Class B	541,464	527,252	5,331,476
Class C	1,294,834	1,260,396	12,749,455

Total			$63,958,560

The investment portfolios of Colorado Fund, Kansas Fund, Louisiana Fund and Insured Municipal Fund, with a fair value of $30,622,881, $31,607,779, $35,585,159 and $64,165,026, respectively, and identified cost of $29,839,329, $30,716,468, $34,256,112 and $59,929,201, respectively, were the principal assets acquired by National Fund. For financial reporting purposes, assets received and shares issued by National Fund were recorded at fair value; however, the identified cost of the investments received from Colorado Fund, Kansas Fund, Louisiana Fund and Insured Municipal Fund were carried forward to align ongoing reporting of National Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of National Fund immediately before the acquisition were $5,770,396,398. The net assets of Colorado Fund, Kansas Fund, Louisiana Fund and Insured Municipal Fund at that date of $33,276,891, $31,957,967, $36,059,684 and $63,958,560, respectively, including $3,085,526, $3,215,307, $2,499,092 and $4,257,813 of accumulated net realized losses, respectively, and $783,552, $891,311, $1,329,047 and $4,235,825 of unrealized appreciation, respectively, were combined with those of National Fund, resulting in combined net assets of $5,935,649,500.

49

Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

As of the close of business on September 23, 2011, National Fund acquired the net assets of Eaton Vance Michigan Municipal Income Fund (Michigan Fund) and Eaton Vance Rhode Island Municipal Income Fund (Rhode Island Fund) pursuant to a plan of reorganization approved by the shareholders of Michigan Fund and Rhode Island Fund, respectively. The purpose of the transaction was to combine three funds managed by BMR with substantially similar investment objectives and policies. The acquisitions were accomplished by a tax-free exchange of shares of Class A, Class B, Class C and Class I of National Fund for shares of Class A, Class C and Class I of Michigan Fund and shares of Class A, Class B, Class C and Class I of Rhode Island Fund, each outstanding on September 23, 2011 as follows:

		Michigan Fund
	Shares of National Fund Issued	Shares Exchanged	Net Assets

Class A	4,220,837	4,499,004	$39,718,916
Class C	281,359	299,701	2,647,593
Class I	27,961	29,777	263,183

Total			$42,629,692

		Rhode Island Fund
	Shares of National Fund Issued	Shares Exchanged	Net Assets

Class A	3,240,505	3,458,368	$30,493,800
Class B	291,313	303,793	2,740,969
Class C	313,695	327,038	2,951,871
Class I	8,435	9,000	79,391

Total			$36,266,031

The investment portfolios of Michigan Fund and Rhode Island Fund, with a fair value of $42,947,891 and $37,055,797, respectively, and identified cost of $40,409,776 and $36,656,183, respectively, were the principal assets acquired by National Fund. For financial reporting purposes, assets received and shares issued by National Fund were recorded at fair value; however, the identified cost of the investments received from Michigan Fund and Rhode Island Fund were carried forward to align ongoing reporting of National Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of National Fund immediately before the acquisition were $4,679,605,758. The net assets of Michigan Fund and Rhode Island Fund at that date of $42,629,692 and $36,266,031, respectively, including $4,442,360 and $5,082,783 of accumulated net realized losses, respectively, and $2,538,115 and $399,614 of unrealized appreciation, respectively, were combined with those of National Fund, resulting in combined net assets of $4,758,501,481.

Assuming the acquisitions had been completed on October 1, 2010, the beginning of National Fund’s annual reporting period, National Fund’s pro forma results of operations for the year ended September 30, 2011 are as follows:

Net investment income	$287,781,436
Net realized loss	$(294,501,005)
Net decrease in net assets from operations	$(154,992,618)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it was not practicable to separate the amounts of revenue and earnings of Colorado Fund, Kansas Fund, Louisiana Fund and Insured Municipal Fund since November 5, 2010 and Michigan Fund and Rhode Island Fund since September 23, 2011, through the year ended September 30, 2011.

13  Fiscal Year-End Change

Effective August 7, 2012, the fiscal year-end of AMT-Free Fund was changed from December 31 to September 30.

50

Eaton Vance

Municipal Income Funds

September 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance AMT-Free Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance AMT-Free Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of September 30, 2012, and the related statements of operations and cash flows for the nine month period ended September 30, 2012 and for the year ended December 31, 2011, the statements of changes in net assets for the nine month period ended September 30, 2012 and for the years ended December 31, 2011 and 2010, and the financial highlights for the nine month period ended September 30, 2012 and each of the five years in the period ended December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance AMT-Free Municipal Income Fund as of September 30, 2012, the results of its operations and cash flows for the nine month period ended September 30, 2012 and for the year ended December 31, 2011, the changes in its net assets for the nine month period ended September 30, 2012 and for the years ended December 31, 2011 and 2010, and the financial highlights for the nine month period ended September 30, 2012 and each of the five years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 19, 2012

51

Eaton Vance

Municipal Income Funds

September 30, 2012

Report of Independent Registered Public Accounting Firm — continued

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance National Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipal Income Fund (“the Fund”) (one of the funds constituting Eaton Vance Municipals Trust), including the portfolio of investments, as of September 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance National Municipal Income Fund as of September 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 19, 2012

52

Eaton Vance

Municipal Income Funds

September 30, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends. The Funds designate the following percentages of dividends from net investment income as exempt-interest dividends:

AMT-Free Municipal Income Fund	99.62%
National Municipal Income Fund	97.35%

53

Eaton Vance

Municipal Income Funds

September 30, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2012, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2012, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;
Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

54

Eaton Vance

Municipal Income Funds

September 30, 2012

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2012, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met ten, nineteen, seven, eight and fourteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreements of the following funds:

•	Eaton Vance AMT-Free Municipal Income Fund

•	Eaton Vance National Municipal Income Fund

(the “Funds”), each with Eaton Vance Management or an affiliate (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal obligations. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

55

Eaton Vance

Municipal Income Funds

September 30, 2012

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices, and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2011 for each Fund. The Board considered the impact of extraordinary market conditions in recent years on each Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s efforts to generate competitive levels of tax exempt current income over time through investments in higher quality municipal bonds with longer maturities. The Board noted that the Adviser had taken action to restructure each Fund’s portfolio as part of a long-term strategy for managing interest rate risk, consistent with each Fund’s objective of providing current income, and that performance had improved relative to peer funds over recent periods. The Board concluded that each Fund’s performance had been satisfactory on the basis of current income return, and that it was appropriate to continue to monitor the effectiveness of the actions taken by the Adviser to improve Fund performance on the basis of total return, which it noted had improved for periods ended as of December 31, 2011.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by each Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and each Fund’s total expense ratio for the year ended September 30, 2011, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, will allow each Fund to continue to benefit from economies of scale in the future.

56

Eaton Vance

Municipal Income Funds

September 30, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust (MT) and Eaton Vance Mutual Funds Trust (MFT) (collectively, the Trusts) are responsible for the overall management and supervision of the Trusts’ affairs. The Trustees and officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trusts hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trusts, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 186 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trusts	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trusts.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

57

Eaton Vance

Municipal Income Funds

September 30, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trusts	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trusts	Length of Service	Principal Occupation(s) During Past Five Years

Thomas M. Metzold 1958	President of MT	Since 2010	Vice President of EVM and BMR.

Duncan W. Richardson 1957	President of MFT	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

58

Eaton Vance

Municipal Income Funds

September 30, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trusts	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

59

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

60

This Page Intentionally Left Blank

Investment Advisers

AMT-Free Municipal Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

National Municipal Income Fund

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

448-11/12	HMSRC

Eaton Vance Municipals Trust Annual Report September 30, 2012

California    •    Massachusetts    •     New York    •    Ohio

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2012

Eaton Vance

Municipal Income Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

California Municipal Income Fund	4
Massachusetts Municipal Income Fund	6
New York Municipal Income Fund	8
Ohio Municipal Income Fund	10

Endnotes and Additional Disclosures	12

Fund Expenses	13

Financial Statements	16

Report of Independent Registered Public Accounting Firm	59

Federal Tax Information	60

Board of Trustees’ Contract Approval	61

Management and Organization	64

Important Notices	66

Eaton Vance

Municipal Income Funds

September 30, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

In the early months of the period, investors appeared to worry about intensifying debt problems in Europe, high U.S. unemployment, a stagnant housing market, and the lingering Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. The S&P 500 Index,2 which had fallen sharply in the late summer of 2011, continued to drift down through November of 2011.

Beginning in mid-December of 2011, however, an equity rally took hold and continued into early April 2012, fueled by stronger economic growth in the fourth quarter, falling unemployment, and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived, instigated by renewed concerns in Europe, slowing growth in China, and continuing political uncertainty in the United States with the upcoming presidential election. Despite a slowdown in consumer spending and weakening employment data, however, stocks moved upward intermittently from June through the end of the period — in part because investors anticipated that worsening economic news would prompt the U.S. Federal Reserve (the Fed) to initiate another round of quantitative easing to stimulate the economy. This also drove U.S. Treasury yields to all time lows in July 2012. The Fed proved the markets right when it initiated a new, open-ended round of quantitative easing just weeks before period-end.

Against this backdrop, municipal bonds rallied during the one-year period ending September 30, 2012, led by the long end of the yield curve. The Funds’ primary benchmark, the Barclays Capital Municipal Bond Index (the Index) — an unmanaged index of municipal bonds traded in the United States — returned 8.32% for the period, while the Barclays Capital Long (22+) Municipal Bond Index returned 12.21%. As yields on high quality bonds fell, investors moved out on the yield curve, buying longer maturity municipal bonds to potentially take advantage of higher yields. In their quest for income during a period of historically low interest rates, investors also favored lower quality, higher yielding issues over higher quality bonds. As a result, longer duration, lower credit quality bonds were the best performers in the municipals space during the period.

Municipal bonds offered higher taxable-equivalent yields than Treasuries during the period. The ratio of 30-year AAA7 municipal yields to 30-year

Treasury yields — which historically has averaged less than 100% because municipal yields are federally tax-exempt — began the period at 122.4%, making municipal bonds very attractive relative to Treasuries. Investor recognition of this anomaly was likely the main factor that drove the ratio down to 101.6% by period-end, and the increased interest in municipal bonds caused them to outperform Treasuries for the one-year period ending September 30, 2012.

Fund Performance

For the fiscal year ending September 30, 2012, the California, Massachusetts, New York, and Ohio Funds’ Class A shares at net asset value (NAV) all outperformed the 8.32% return of the Index.

The Funds’ overall strategy is to invest primarily in bonds with maturities of ten years or more, in order to capture their generally higher yields and greater income payments at the long end of the yield curve. Management tends to hedge to various degrees against the greater potential risk of volatility at the long end of the yield curve by using Treasury futures and/or interest-rate swaps in seeking to provide downside protection.

Performance of all Funds was helped by their overweighting in longer maturity bonds and in lower-rated bonds, during a period when yield-hungry investors favored longer duration, lower quality issues. An overweighting in zero-coupon bonds, which were the best performing coupon in the Index during the period, contributed to results versus the Index for all Funds except the Massachusetts Fund. For the California and New York Funds, security selection in zero-coupon issues helped performance versus the Index as well.

For all four Funds, leveraged6 investments also helped results versus the Index. Management holds leveraged investments in seeking to enhance the Funds’ tax-exempt income. The use of leveraged investments has the effect of achieving additional exposure to the municipal market and magnifies a fund’s exposure to its underlying investments in both up and down markets. As a result, during this period of strong performance by municipal bonds, leveraged investments aided relative performance versus the Index.

As a risk management tactic within the overall Fund strategy mentioned above, interest rate hedging is intended to moderate performance on both the upside and the downside of the market. During this period, however, municipal bonds strongly outperformed Treasuries. As a result, the hedging strategy did not have a notable effect on relative performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Municipal Income Funds

September 30, 2012

Management’s Discussion of Fund Performance — continued

State-specific Results

Eaton Vance California Municipal Income Fund’s Class A shares at NAV had a total return of 13.17%, outpacing the 8.32% return of the Index. Drivers of outperformance versus the Index included an overweighting and security selection in the strong-performing hospital sector and an overweighting in bonds with maturities of 10 years or more. As noted earlier, leveraged investments and positioning in zero-coupon bonds helped results versus the Index as well. The chief detractor from performance versus the Index was an underweighting in industrial development revenue (IDR) bonds, which performed well. Along with hospital bonds, IDR bonds tend to be among the lower-rated municipal issues, and both sectors delivered strong results versus the Index during a period when investors in search of yield favored lower-rated, higher yielding bonds.

Eaton Vance Massachusetts Municipal Income Fund’s Class A shares at NAV returned 12.05%, surpassing the 8.32% return of the Index. Contributors to performance versus the Index included an overweighting and security selection in three strong-performing areas: bonds with maturities of 10 years or more, 5.5% coupon bonds, and the education sector. As mentioned above, leveraged investments helped performance versus the Index as well. Detractors from performance versus the Index included security selection in zero-coupon bonds and the Fund’s hedging strategy.

Eaton Vance New York Municipal Income Fund’s Class A shares at NAV returned 11.98%, outperforming the 8.32% return of the Index. An overweighting and security selection in bonds in the 20 — 30 year maturity range helped relative performance versus the Index, as did leveraged investments and positioning in zero-coupon bonds. Detractors from performance versus the Index included the hedging strategy mentioned previously and a modest amount of profit taking, as the Fund sold some of its strong-performing issues into the municipals rally that occurred during the period.

Eaton Vance Ohio Municipal Income Fund’s Class A shares at NAV returned 12.29%, outperforming the 8.32% return of the Index. The major contributors to relative outperformance versus the Index were leveraged investments, an overweighting in bonds in the 10–30 year maturity range, an overweighting in zero-coupon bonds, and an overweighting and security selection in three sectors that performed well: local government general obligation bonds, hospitals, and IDRs. Detractors from performance versus the Index included an underweighting and security selection in bonds with maturities of 30 years or more, as well as the hedging strategy.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

California Municipal Income Fund

September 30, 2012

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	5/27/1994	13.17%	4.31%	4.08%	—
Class A with 4.75% Maximum Sales Charge	—	7.76	3.30	3.58	—
Class C at NAV	8/31/2004	12.38	3.56	—	3.62%
Class C with 1% Maximum Sales Charge	—	11.38	3.56	—	3.62
Class I at NAV	3/3/2008	13.56	—	—	6.98
Barclays Capital Municipal Bond Index	—	8.32%	6.05%	5.03%	—
Barclays Capital 20 Year Municipal Bond Index	—	11.78	6.80	5.89	—

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.99%	1.74%	0.74%
Net of Interest Expense			0.87	1.62	0.62

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			3.56%	2.83%	3.77%
Taxable-Equivalent Distribution Rate			6.11	4.85	6.47
SEC 30-day Yield			2.27	1.64	2.63
Taxable-Equivalent SEC 30-day Yield			3.89	2.81	4.51

% Total Leverage[6]
Residual Interest Bond (RIB)					5.83%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class C	8/31/04	$13,296	N.A.
Class I	3/3/08	$13,619	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance

California Municipal Income Fund

September 30, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	11.4%	BBB	7.4%
AA	48.5	BB	0.5
A	27.4	Not Rated	4.8

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Massachusetts Municipal Income Fund

September 30, 2012

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/7/1993	12.05%	4.54%	4.28%	—
Class A with 4.75% Maximum Sales Charge	—	6.78	3.53	3.77	—
Class C at NAV	5/2/2006	11.21	3.76	—	3.55%
Class C with 1% Maximum Sales Charge	—	10.21	3.76	—	3.55
Class I at NAV	6/17/1993	12.28	4.75	4.51	—
Barclays Capital Municipal Bond Index	—	8.32%	6.05%	5.03%	—
Barclays Capital 20 Year Municipal Bond Index	—	11.78	6.80	5.89	—

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.86%	1.61%	0.66%
Net of Interest Expense			0.77	1.52	0.57

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			3.65%	2.92%	3.85%
Taxable-Equivalent Distribution Rate			5.93	4.74	6.25
SEC 30-day Yield			2.28	1.66	2.60
Taxable-Equivalent SEC 30-day Yield			3.70	2.70	4.22

% Total Leverage[6]
RIB					8.98%

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of $10,000	Period Beginning	At NAV	With Maximum Sales Charge
Class A	9/30/02	$15,208	$14,487
Class C	5/2/06	$12,510	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

6

Eaton Vance

Massachusetts Municipal Income Fund

September 30, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	29.4%	BBB	4.6%
AA	42.2	BB	1.9
A	20.3	Not Rated	1.6

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

New York Municipal Income Fund

September 30, 2012

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	4/15/1994	11.98%	4.72%	4.34%	—
Class A with 4.75% Maximum Sales Charge	—	6.65	3.70	3.83	—
Class B at NAV	8/30/1990	11.14	3.91	3.65	—
Class B with 5% Maximum Sales Charge	—	6.14	3.57	3.65	—
Class C at NAV	9/30/2003	11.15	3.93	—	3.50%
Class C with 1% Maximum Sales Charge	—	10.15	3.93	—	3.50
Class I at NAV	3/3/2008	12.20	—	—	7.42
Barclays Capital Municipal Bond Index	—	8.32%	6.05%	5.03%	—
Barclays Capital 20 Year Municipal Bond Index	—	11.78	6.80	5.89	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		0.89%	1.64%	1.64%	0.69%
Net of Interest Expense		0.79	1.54	1.54	0.59

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		3.96%	3.23%	3.23%	4.16%
Taxable-Equivalent Distribution Rate		6.68	5.45	5.45	7.02
SEC 30-day Yield		2.43	1.82	1.82	2.76
Taxable-Equivalent SEC 30-day Yield		4.10	3.07	3.07	4.66

% Total Leverage[6]
RIB					8.99%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	9/30/02	$14,320	N.A.
Class C	9/30/03	$13,569	N.A.
Class I	3/3/08	$13,882	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

8

Eaton Vance

New York Municipal Income Fund

September 30, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	12.5%	BBB	8.4%
AA	42.8	BB	2.6
A	25.6	Not Rated	8.1

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

Ohio Municipal Income Fund

September 30, 2012

Performance2,3

Portfolio Manager William H. Ahern, Jr., CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/7/1993	12.29%	4.93%	4.92%	—
Class A with 4.75% Maximum Sales Charge	—	6.94	3.91	4.42	—
Class C at NAV	2/3/2006	11.34	4.13	—	3.91%
Class C with 1% Maximum Sales Charge	—	10.34	4.13	—	3.91
Class I at NAV	8/3/2010	12.39	—	—	7.27
Barclays Capital Municipal Bond Index	—	8.32%	6.05%	5.03%	—
Barclays Capital 20 Year Municipal Bond Index	—	11.78	6.80	5.89	—

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			0.79%	1.54%	0.59%
Net of Interest Expense			0.76	1.51	0.56

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			3.75%	3.01%	3.98%
Taxable-Equivalent Distribution Rate			6.13	4.92	6.51
SEC 30-day Yield			2.39	1.75	2.70
Taxable-Equivalent SEC 30-day Yield			3.91	2.86	4.42

% Total Leverage[6]
RIB					6.42%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class C	2/3/06	$12,909	N.A.
Class I	8/3/10	$11,640	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

10

Eaton Vance

Ohio Municipal Income Fund

September 30, 2012

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	10.4%	BBB	7.6%
AA	62.3	B	1.1
A	13.9	Not Rated	4.7

See Endnotes and Additional Disclosures in this report.

11

Eaton Vance

Municipal Income Funds

September 30, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Capital Long (22+) Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Barclays Capital 20 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17-22 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Total annual operating expense ratios are as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, net asset value and performance have not been affected by this expense.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30- day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions, if applicable.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

Fund profile subject to change due to active management.

12

Eaton Vance

Municipal Income Funds

September 30, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2012 – September 30, 2012).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance California Municipal Income Fund

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expenses Paid During Period* (4/1/12 – 9/30/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,060.30	$4.58	0.89%
Class C	$1,000.00	$1,057.60	$8.44	1.64%
Class I	$1,000.00	$1,061.60	$3.30	0.64%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.50	0.89%
Class C	$1,000.00	$1,016.80	$8.27	1.64%
Class I	$1,000.00	$1,021.80	$3.23	0.64%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2012.

13

Eaton Vance

Municipal Income Funds

September 30, 2012

Fund Expenses — continued

Eaton Vance Massachusetts Municipal Income Fund

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expenses Paid During Period* (4/1/12 – 9/30/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,061.70	$4.23	0.82%
Class C	$1,000.00	$1,057.70	$8.08	1.57%
Class I	$1,000.00	$1,062.70	$3.20	0.62%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.14	0.82%
Class C	$1,000.00	$1,017.20	$7.92	1.57%
Class I	$1,000.00	$1,021.90	$3.13	0.62%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2012.

Eaton Vance New York Municipal Income Fund

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expenses Paid During Period* (4/1/12 – 9/30/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,059.50	$4.27	0.83%
Class B	$1,000.00	$1,054.40	$8.17	1.59%
Class C	$1,000.00	$1,054.50	$8.12	1.58%
Class I	$1,000.00	$1,060.50	$3.25	0.63%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.19	0.83%
Class B	$1,000.00	$1,017.10	$8.02	1.59%
Class C	$1,000.00	$1,017.10	$7.97	1.58%
Class I	$1,000.00	$1,021.90	$3.18	0.63%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2012.

14

Eaton Vance

Municipal Income Funds

September 30, 2012

Fund Expenses — continued

Eaton Vance Ohio Municipal Income Fund

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expenses Paid During Period* (4/1/12 – 9/30/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,057.10	$3.86	0.75%
Class C	$1,000.00	$1,052.00	$7.69	1.50%
Class I	$1,000.00	$1,057.00	$2.83	0.55%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.79	0.75%
Class C	$1,000.00	$1,017.50	$7.57	1.50%
Class I	$1,000.00	$1,022.30	$2.78	0.55%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2012.

15

Eaton Vance

California Municipal Income Fund

September 30, 2012

Portfolio of Investments

Tax-Exempt Investments — 105.1%

Security	Principal Amount (000’s omitted)	Value

Education — 12.0%
California Educational Facilities Authority, (Claremont McKenna College), 5.00%, 1/1/38	$2,500	$2,736,975
California Educational Facilities Authority, (Claremont McKenna College), 5.25%, 1/1/30	1,000	1,199,470
California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/31	215	253,633
California Educational Facilities Authority, (Harvey Mudd College), 5.25%, 12/1/36	375	431,663
California Educational Facilities Authority, (Loyola Marymount University), 5.00%, 10/1/30	2,895	3,241,995
California Educational Facilities Authority, (Lutheran University), 5.00%, 10/1/29	3,250	3,342,137
California Educational Facilities Authority, (Santa Clara University), 5.25%, 9/1/26	2,500	3,327,900
California Educational Facilities Authority, (University of Southern California), 5.25%, 10/1/39	1,810	2,131,365
California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/31	450	513,527
California Municipal Finance Authority, (University of San Diego), 5.00%, 10/1/35	305	338,471
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/26	865	1,025,890
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/27	915	1,079,224
California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/28	960	1,128,154
California State University, 5.25%, 11/1/31	1,465	1,741,592

		$22,491,996

Electric Utilities — 8.8%
Chula Vista, (San Diego Gas and Electric), (AMT), 5.00%, 12/1/27	$2,725	$3,009,844
Chula Vista, (San Diego Gas and Electric), 5.875%, 2/15/34	895	1,060,557
Los Angeles Department of Water and Power, Electric System Revenue, 5.25%, 7/1/32	2,845	3,354,796
Sacramento Municipal Utility District, 5.00%, 8/15/27	1,450	1,731,315
Sacramento Municipal Utility District, 5.00%, 8/15/28	1,955	2,329,148
Southern California Public Power Authority, (Tieton Hydropower), 5.00%, 7/1/35	2,160	2,459,354
Vernon, Electric System Revenue, 5.125%, 8/1/21	2,170	2,423,347

		$16,368,361

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded — 2.2%
San Joaquin Hills Transportation Corridor Agency, Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/26	$5,765	$4,177,031

		$4,177,031

General Obligations — 13.8%
California, 5.00%, 4/1/42	$1,130	$1,257,871
California, 5.50%, 11/1/35	2,500	2,966,725
California, 6.00%, 4/1/38	1,000	1,196,740
Cupertino Union School District, (Election of 2012), 4.00%, 8/1/23(1)	150	174,986
Cupertino Union School District, (Election of 2012), 4.00%, 8/1/24(1)	170	195,352
Cupertino Union School District, (Election of 2012), 4.00%, 8/1/25(1)	300	339,540
Cupertino Union School District, (Election of 2012), 4.00%, 8/1/26(1)	360	404,672
Cupertino Union School District, (Election of 2012), 5.00%, 8/1/37(1)	1,125	1,310,771
Larkspur-Corte Madera School District, (Election of 2011), 4.00%, 8/1/32	215	240,888
Larkspur-Corte Madera School District, (Election of 2011), 4.00%, 8/1/33	235	260,147
Larkspur-Corte Madera School District, (Election of 2011), 4.00%, 8/1/34	260	285,670
Larkspur-Corte Madera School District, (Election of 2011), 4.25%, 8/1/35	255	283,458
Larkspur-Corte Madera School District, (Election of 2011), 4.25%, 8/1/36	310	342,550
Larkspur-Corte Madera School District, (Election of 2011), 4.50%, 8/1/39	1,105	1,242,440
Menlo Park City School District, 5.00%, 7/1/30	515	631,107
Palo Alto, (Election of 2008), 5.00%, 8/1/40(2)	5,200	6,006,156
San Diego Community College District, (Election of 2002), 5.00%, 8/1/32	1,030	1,212,094
San Diego Community College District, (Election of 2006), 5.00%, 8/1/31	1,000	1,181,090
Santa Clara County, (Election of 2008), 5.00%, 8/1/39(2)(3)	5,400	6,190,938

		$25,723,195

Hospital — 17.5%
California Health Facilities Financing Authority, (Catholic Healthcare West), 5.625%, 7/1/32	$875	$957,828
California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/29	1,855	2,214,944
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 8/15/34	3,500	3,848,740

16	See Notes to Financial Statements.

Eaton Vance

California Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
California Health Facilities Financing Authority, (Lucile Packard Children’s Hospital), 5.00%, 8/15/26	$1,000	$1,185,780
California Health Facilities Financing Authority, (Lucile Packard Children’s Hospital), 5.00%, 8/15/27	250	297,298
California Health Facilities Financing Authority, (Memorial Health Services), 5.00%, 10/1/33	3,250	3,734,087
California Health Facilities Financing Authority, (St. Joseph Health System), 5.50%, 7/1/29	1,500	1,758,315
California Health Facilities Financing Authority, (Stanford Hospital and Clinics), 5.00%, 8/15/23	1,250	1,530,400
California Health Facilities Financing Authority, (Stanford Hospital and Clinics), 5.00%, 8/15/51	1,670	1,868,045
California Health Facilities Financing Authority, (Sutter Health), 5.875%, 8/15/31(4)	3,000	3,635,220
California Statewide Communities Development Authority, (Cottage Health System), 5.25%, 11/1/30	500	573,895
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	1,855	1,981,121
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	625	663,500
California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 4/1/42	5,000	5,514,900
Torrance, (Torrance Memorial Medical Center), 5.50%, 6/1/31	1,000	1,001,450
Washington Township Health Care District, 5.00%, 7/1/25	750	819,158
Washington Township Health Care District, 5.25%, 7/1/30	1,000	1,097,640

		$32,682,321

Housing — 0.9%
Commerce, (Hermitage III Senior Apartments), 6.50%, 12/1/29	$1,257	$1,277,426
Commerce, (Hermitage III Senior Apartments), 6.85%, 12/1/29	388	393,541

		$1,670,967

Industrial Development Revenue — 1.1%
California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 5.125%, 11/1/23	$265	$288,103
California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 5.40%, 4/1/25	1,700	1,831,223

		$2,119,326

Insured – Education — 1.7%
California Educational Facilities Authority, (Loyola Marymount University), (NPFG), 0.00%, 10/1/20	$2,000	$1,540,900

Security	Principal Amount (000’s omitted)	Value

Insured – Education (continued)
California Educational Facilities Authority, (Pepperdine University), (AMBAC), 5.00%, 12/1/35	$1,500	$1,656,495

		$3,197,395

Insured – Electric Utilities — 1.1%
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/32	$2,000	$2,141,760

		$2,141,760

Insured – Escrowed / Prerefunded — 5.3%
Foothill/Eastern Transportation Corridor Agency, Toll Road Bonds, (AGM), (RADIAN), Escrowed to Maturity, 0.00%, 1/1/28	$15,000	$9,955,050

		$9,955,050

Insured – General Obligations — 0.9%
Los Angeles Unified School District, (Election of 2005), (AGM), 4.75%, 7/1/32(2)	$1,300	$1,454,622
San Mateo County Community College District, (Election of 2001), (NPFG), 0.00%, 9/1/29	550	280,186

		$1,734,808

Insured – Lease Revenue / Certificates of Participation — 3.3%
Anaheim Public Financing Authority, (Public Improvements), (AGM), 0.00%, 9/1/30	$9,530	$3,991,164
Los Angeles County, (Disney Parking), (AMBAC), 0.00%, 9/1/17	2,400	2,146,968

		$6,138,132

Insured – Special Tax Revenue — 4.8%
Ceres Redevelopment Agency, (Ceres Redevelopment Project Area No. 1), (AMBAC), 4.00%, 11/1/31	$1,485	$1,386,529
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, (AGM), 4.50%, 7/1/27	2,720	2,918,941
Santa Clara Valley Transportation Authority, Sales Tax Revenue, (AMBAC), 5.00%, 4/1/32	4,000	4,574,840

		$8,880,310

Insured – Transportation — 3.1%
San Joaquin Hills Transportation Corridor Agency, (NPFG), 0.00%, 1/15/24	$1,800	$982,134
San Jose Airport, (AGM), (AMBAC), (BHAC), (AMT), 5.00%, 3/1/37	2,125	2,241,620

17	See Notes to Financial Statements.

Eaton Vance

California Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
San Jose Airport, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	$2,230	$2,511,337

		$5,735,091

Lease Revenue / Certificates of Participation — 1.9%
Los Angeles County, (Disney Parking), 0.00%, 3/1/17	$1,075	$970,091
Los Angeles County, (Disney Parking), 0.00%, 3/1/20	3,205	2,530,860

		$3,500,951

Other Revenue — 0.3%
California Infrastructure and Economic Development Bank, (Performing Arts Center of Los Angeles), 5.00%, 12/1/37	$515	$543,387

		$543,387

Senior Living / Life Care — 1.7%
ABAG Finance Authority for Nonprofit Corporations, (Episcopal Senior Communities), 6.00%, 7/1/31	$615	$710,245
California Statewide Communities Development Authority, (Southern California Presbyterian Homes), 4.75%, 11/15/26	250	253,448
California Statewide Communities Development Authority, (Southern California Presbyterian Homes), 4.875%, 11/15/36	1,000	1,002,350
California Statewide Communities Development Authority, (Southern California Presbyterian Homes), 7.25%, 11/15/41	1,000	1,146,710

		$3,112,753

Special Tax Revenue — 8.6%
Brentwood Infrastructure Financing Authority, 5.00%, 9/2/26	$415	$397,313
Brentwood Infrastructure Financing Authority, 5.00%, 9/2/34	665	596,392
Corona Public Financing Authority, 5.80%, 9/1/20	1,695	1,707,560
Fairfield Improvement Bond Act of 1915, (North Cordelia District), 7.375%, 9/2/18	570	595,399
Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/22	260	297,206
Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/23	520	589,654
Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/24	260	293,108
Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/25	365	409,862
Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/26	260	290,893
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	13,190	999,934

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	$3,585	$3,775,758
San Francisco Bay Area Rapid Transit District, Sales Tax Revenue, 5.00%, 7/1/28	1,000	1,186,520
Santaluz Community Facilities District No. 2, 6.20%, 9/1/30	985	992,850
Temecula Unified School District, 5.00%, 9/1/27	350	359,006
Temecula Unified School District, 5.00%, 9/1/37	535	539,146
Torrance Redevelopment Agency, 5.625%, 9/1/28	1,000	1,000,630
Tustin Community Facilities District, 6.00%, 9/1/37	1,000	1,048,020
Whittier Public Financing Authority, (Greenleaf Avenue Redevelopment), 5.50%, 11/1/23	900	900,909

		$15,980,160

Transportation — 9.9%
Bay Area Toll Authority, Toll Bridge Revenue, (San Francisco Bay Area), 5.25%, 4/1/29	$4,005	$4,845,890
Los Angeles Department of Airports, (Los Angeles International Airport), 5.00%, 5/15/35(2)(3)	3,080	3,500,605
Los Angeles Department of Airports, (Los Angeles International Airport), (AMT), 5.375%, 5 /15/30	2,750	3,068,587
Los Angeles Harbor Department, (AMT), 5.00%, 8/1/22	2,500	3,004,600
San Francisco City and County Airport Commission, (San Francisco International Airport), (AMT), 5.00%, 5/1/24	3,600	4,149,000

		$18,568,682

Water and Sewer — 6.2%
Beverly Hills Public Financing Authority, Water Revenue, 5.00%, 6/1/32	$1,975	$2,418,802
California Department of Water Resources, 5.00%, 12/1/29	3,180	3,735,387
East Bay Municipal Utility District, 5.00%, 6/1/30	2,000	2,397,340
Metropolitan Water District of Southern California, 5.00%, 7/1/29	2,500	2,941,750

		$11,493,279

Total Tax-Exempt Investments — 105.1% (identified cost $173,230,913)		$196,214,955

Other Assets, Less Liabilities — (5.1)%		$(9,440,973)

Net Assets — 100.0%		$186,773,982

18	See Notes to Financial Statements.

Eaton Vance

California Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
RADIAN	–	Radian Group, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2012, 19.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.1% to 11.8% of total investments.

(1)	When-issued security.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(3)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $3,331,543.

(4)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

19	See Notes to Financial Statements.

Eaton Vance

Massachusetts Municipal Income Fund

September 30, 2012

Portfolio of Investments

Tax-Exempt Investments — 105.3%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 7.0%
Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/32	$4,000	$4,799,040
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/1/33	2,940	4,034,533
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/1/34	3,205	4,414,054

		$13,247,627

Education — 17.5%
Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	$3,930	$4,968,817
Massachusetts Development Finance Agency, (Milton Academy), 5.00%, 9/1/35	1,100	1,257,047
Massachusetts Development Finance Agency, (New England Conservatory of Music), 5.25%, 7/1/38	1,105	1,167,201
Massachusetts Health and Educational Facilities Authority, (Boston College), 5.50%, 6/1/27	4,000	5,406,360
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	6,000	7,027,560
Massachusetts Health and Educational Facilities Authority, (Massachusetts Institute of Technology), 5.50%, 7/1/32	5,000	7,243,750
Massachusetts Health and Educational Facilities Authority, (Tufts University), 5.375%, 8/15/38	5,000	6,088,150

		$33,158,885

Escrowed / Prerefunded — 2.4%
Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20	$1,500	$1,756,905
Massachusetts Water Resources Authority, Escrowed to Maturity, 5.25%, 12/1/15	2,540	2,733,624

		$4,490,529

General Obligations — 12.0%
Boston, 4.00%, 4/1/24	$375	$435,416
Danvers, 5.25%, 7/1/36	2,800	3,330,628
Lexington, 4.00%, 2/1/22	1,315	1,586,166
Lexington, 4.00%, 2/1/23	1,095	1,322,399
Newton, 5.00%, 4/1/36	4,500	5,118,255
Plymouth, 5.00%, 5/1/26	710	858,972
Plymouth, 5.00%, 5/1/28	1,160	1,387,407
Plymouth, 5.00%, 5/1/31	1,090	1,295,312
Plymouth, 5.00%, 5/1/32	1,000	1,184,970
Wayland, 5.00%, 2/1/33	1,790	2,136,150

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Wayland, 5.00%, 2/1/36	$2,680	$3,140,826
Winchester, 5.00%, 4/15/36	775	911,199

		$22,707,700

Hospital — 13.4%
Massachusetts Development Finance Agency, (Berkshire Health Systems), 5.00%, 10/1/27	$1,100	$1,240,855
Massachusetts Development Finance Agency, (Tufts Medical Center), 7.25%, 1/1/32	1,900	2,417,218
Massachusetts Development Finance Agency, (UMass Memorial), 5.50%, 7/1/31	3,245	3,713,611
Massachusetts Health and Educational Facilities Authority, (Baystate Medical Center, Inc.), 5.75%, 7/1/36	2,120	2,382,350
Massachusetts Health and Educational Facilities Authority, (Dana-Farber Cancer Institute), 5.00%, 12/1/37	2,000	2,192,540
Massachusetts Health and Educational Facilities Authority, (Jordan Hospital), 6.75%, 10/1/33	3,320	3,381,320
Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 5.125%, 7/1/35	1,645	1,718,712
Massachusetts Health and Educational Facilities Authority, (Partners Healthcare System), 5.00%, 7/1/32(1)	6,800	7,397,040
Massachusetts Health and Educational Facilities Authority, (Southcoast Health System), 5.00%, 7/1/29	750	814,095

		$25,257,741

Insured – Education — 7.5%
Massachusetts College Building Authority, (XLCA), 5.50%, 5/1/33	$5,000	$6,801,450
Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(1)(2)	5,460	7,356,531

		$14,157,981

Insured – Escrowed / Prerefunded — 0.1%
Massachusetts Turnpike Authority, (NPFG), Escrowed to Maturity, 5.00%, 1/1/20	$200	$234,254

		$234,254

Insured – General Obligations — 3.8%
Massachusetts, (BHAC), (FGIC), 0.868%, 5/1/37(3)	$8,800	$7,246,360

		$7,246,360

20	See Notes to Financial Statements.

Eaton Vance

Massachusetts Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital — 0.8%
Massachusetts Health and Educational Facilities Authority, (Cape Cod Healthcare), (AGC), 5.00%, 11/15/25	$1,395	$1,556,262

		$1,556,262

Insured – Special Tax Revenue — 6.4%
Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/30	$4,955	$6,407,063
Massachusetts School Building Authority, Dedicated Sales Tax Revenue, (AMBAC), 5.00%, 8/15/37(1)	5,000	5,737,950

		$12,145,013

Insured – Student Loan — 3.5%
Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$1,840	$2,065,786
Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	4,385	4,440,909

		$6,506,695

Insured – Transportation — 8.4%
Massachusetts Port Authority, (Bosfuel Project), (FGIC), (NPFG), (AMT), 5.00%, 7/1/32	$2,790	$2,917,643
Massachusetts Turnpike Authority, Metropolitan Highway System, (NPFG), 0.00%, 1/1/22	10,750	8,133,772
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)(2)	4,320	4,724,827

		$15,776,242

Other Revenue — 2.7%
Massachusetts Health and Educational Facilities Authority, (Isabella Stewart Gardner Museum), 5.00%, 5/1/22	$1,590	$1,870,826
Massachusetts Health and Educational Facilities Authority, (Isabella Stewart Gardner Museum), 5.00%, 5/1/23	1,195	1,394,613
Massachusetts Health and Educational Facilities Authority, (Isabella Stewart Gardner Museum), 5.00%, 5/1/25	1,580	1,817,821

		$5,083,260

Senior Living / Life Care — 2.6%
Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc./Edgecombe), 5.10%, 7/1/29	$1,400	$1,400,182
Massachusetts Development Finance Agency, (Carleton-Willard Village), 5.625%, 12/1/30	525	577,552

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.125%, 11/1/27	$615	$607,971
Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.20%, 11/1/41	2,465	2,328,143

		$4,913,848

Solid Waste — 1.7%
Massachusetts Industrial Finance Agency, (Ogden Haverhill), (AMT), 5.60%, 12/1/19	$3,250	$3,265,925

		$3,265,925

Special Tax Revenue — 7.6%
Massachusetts Bay Transportation Authority, 5.25%, 7/1/34	$425	$497,616
Massachusetts Bay Transportation Authority, Sales Tax Revenue, 0.00%, 7/1/23	6,185	4,206,233
Massachusetts Bay Transportation Authority, Sales Tax Revenue, 0.00%, 7/1/26	3,500	2,009,140
Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/31	1,240	1,690,777
Massachusetts, Transportation Fund, Gas Tax Revenue, (Accelerated Bridge Program), 4.00%, 6/1/28	4,000	4,427,360
Virgin Islands Public Finance Authority, 5.00%, 10/1/39	85	88,021
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,255	1,488,380

		$14,407,527

Transportation — 2.4%
Massachusetts Port Authority, 5.00%, 7/1/28	$3,750	$4,449,450

		$4,449,450

Water and Sewer — 5.5%
Boston Industrial Development Authority, (Harbor Electric Energy Co.), (AMT), 7.375%, 5/15/15	$3,975	$3,994,756
Boston Water and Sewer Commission, 4.00%, 11/1/25	2,500	2,897,850
Boston Water and Sewer Commission, 5.00%, 11/1/29	1,505	1,788,421
Massachusetts Water Resources Authority, 5.25%, 12/1/15	1,625	1,747,070

		$10,428,097

Total Tax-Exempt Investments — 105.3% (identified cost $172,794,688)		$199,033,396

Other Assets, Less Liabilities — (5.3)%		$(9,953,269)

Net Assets — 100.0%		$189,080,127

21	See Notes to Financial Statements.

Eaton Vance

Massachusetts Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2012, 29.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.4% to 8.9% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $6,281,358.

(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2012.

22	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Fund

September 30, 2012

Portfolio of Investments

Tax-Exempt Investments — 105.5%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 4.7%
New York Environmental Facilities Corp., 5.00%, 10/15/39	$5,910	$6,838,993
New York Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 5.00%, 6/15/37(1)	8,400	9,437,568

		$16,276,561

Cogeneration — 1.2%
Suffolk County Industrial Development Agency, (Nissequogue Cogeneration Partners Facility), (AMT), 5.50%, 1/1/23	$4,250	$4,250,382

		$4,250,382

Education — 21.0%
Geneva Development Corp., (Hobart and William Smith Colleges), 5.00%, 9/1/32	$1,950	$2,292,654
New York City Cultural Resource Trust, (The Juilliard School), 5.00%, 1/1/34	5,725	6,692,639
New York City Industrial Development Agency, (St. Francis College), 5.00%, 10/1/34	250	258,268
New York Dormitory Authority, (Brooklyn Law School), 5.75%, 7/1/33	1,790	2,067,092
New York Dormitory Authority, (City University), 6.00%, 7/1/20	5,000	6,295,300
New York Dormitory Authority, (Columbia University), 5.00%, 7/1/38	5,000	5,788,600
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41	585	683,526
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/34(1)	10,000	11,587,800
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/39	2,500	2,871,925
New York Dormitory Authority, (Rochester Institute of Technology), 6.00%, 7/1/33	8,500	10,053,375
New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/32	2,780	3,342,366
New York Dormitory Authority, (Skidmore College), 5.00%, 7/1/25	1,110	1,317,903
New York Dormitory Authority, (Skidmore College), 5.25%, 7/1/31	250	293,347
New York Dormitory Authority, (St. Francis College), 5.00%, 10/1/40	1,500	1,638,975
New York Dormitory Authority, (State University Educational Facilities), 4.00%, 5/15/28	5,000	5,545,600
New York Dormitory Authority, (State University Educational Facilities), 5.50%, 5/15/19	2,000	2,404,380
New York Dormitory Authority, (The New School), 5.50%, 7/1/40	5,500	6,315,870

Security	Principal Amount (000’s omitted)	Value

Education (continued)
Onondaga Civic Development Corp., (Le Moyne College), 5.20%, 7/1/29	$970	$1,062,839
Onondaga Civic Development Corp., (Le Moyne College), 5.375%, 7/1/40	2,515	2,765,544

		$73,278,003

Electric Utilities — 3.9%
Long Island Power Authority, Electric System Revenue, 6.00%, 5/1/33	$2,930	$3,554,530
New York Energy Research and Development Authority, (Brooklyn Union Gas), (AMT), 6.952%, 7/1/26	5,000	5,024,100
New York Power Authority, 5.00%, 11/15/31	1,000	1,197,060
Suffolk County Industrial Development Agency, (KeySpan-Port Jefferson Energy Center, LLC), (AMT), 5.25%, 6/1/27	3,755	3,856,798

		$13,632,488

Escrowed / Prerefunded — 2.0%
Geneva Industrial Development Agency, (Hobart and William Smith Colleges), Prerefunded to 2/1/13, 5.375%, 2/1/33	$1,810	$1,842,001
Suffolk County Industrial Development Agency, (Huntington Hospital), Prerefunded to 11/1/12, 5.875%, 11/1/32	5,000	5,026,200

		$6,868,201

General Obligations — 5.2%
New York, 5.00%, 12/15/30	$5,000	$6,057,200
New York City, 5.30%, 4/1/27	250	303,940
New York City, 5.375%, 4/1/36	5,000	5,811,200
New York City, 6.25%, 10/15/28	4,000	4,998,600
Saratoga County, 4.75%, 7/15/37	1,000	1,101,110

		$18,272,050

Health Care – Miscellaneous — 0.2%
New York City Industrial Development Agency, (A Very Special Place, Inc.), 5.75%, 1/1/29	$335	$333,915
Suffolk County Industrial Development Agency, (Alliance of Long Island Agencies), Series A, 7.50%, 9/1/15	110	110,552
Suffolk County Industrial Development Agency, (Alliance of Long Island Agencies), Series F, 7.50%, 9/1/15	165	167,084

		$611,551

Hospital — 13.8%
Dutchess County Local Development Corp., (Health Quest Systems, Inc.), 5.75%, 7/1/30	$370	$437,836
Dutchess County Local Development Corp., (Health Quest Systems, Inc.), 5.75%, 7/1/40	2,535	2,955,962

23	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Fulton County Industrial Development Agency, (Nathan Littauer Hospital), 6.00%, 11/1/18	$2,570	$2,574,960
Monroe County Industrial Development Agency, (Highland Hospital), 5.00%, 8/1/22	4,250	4,475,803
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(1)	6,750	7,487,033
New York Dormitory Authority, (Methodist Hospital), 5.25%, 7/1/33	2,000	2,053,740
New York Dormitory Authority, (Mount Sinai Hospital), 5.00%, 7/1/26	3,500	3,969,490
New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), 5.00%, 11/1/34	3,155	3,349,316
New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	4,500	4,931,055
New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	1,420	1,572,110
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,830	3,100,605
Oneida County Industrial Development Agency, (Elizabeth Medical Center), 5.875%, 12/1/29	2,750	2,751,815
Oneida County Industrial Development Agency, (Elizabeth Medical Center), 6.00%, 12/1/29	1,000	1,000,600
Onondaga Civic Development Corp., (St. Joseph’s Hospital Health Center), 4.50%, 7/1/32	4,165	4,079,284
Suffolk County Economic Development Corp., (Catholic Health Services of Long Island Obligated Group), 5.00%, 7/1/28	3,150	3,620,169

		$48,359,778

Housing — 3.1%
New York City Housing Development Corp., MFMR, (AMT), 4.70%, 11/1/40	$3,500	$3,580,500
New York City Housing Development Corp., MFMR, (AMT), 5.05%, 11/1/39	2,000	2,057,200
New York Housing Finance Agency, 5.25%, 11/1/41	2,000	2,149,520
New York Mortgage Agency, (AMT), 5.20%, 10/1/32	2,905	3,080,055
New York Mortgage Agency, (AMT), 5.30%, 4/1/29	115	115,136

		$10,982,411

Industrial Development Revenue — 3.1%
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	$4,005	$4,887,662
Onondaga County Industrial Development Agency, (Anheuser-Busch Cos., Inc.), 4.875%, 7/1/41	5,000	5,003,900
Port Authority of New York and New Jersey, (Continental Airlines), (AMT), 9.125%, 12/1/15	1,040	1,066,000

		$10,957,562

Security	Principal Amount (000’s omitted)	Value

Insured – Education — 3.0%
New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	$6,600	$8,143,146
New York Dormitory Authority, (St. John’s University), (NPFG), 5.25%, 7/1/37	2,250	2,456,640

		$10,599,786

Insured – Electric Utilities — 1.5%
Long Island Power Authority, Electric System Revenue, (BHAC), 6.00%, 5/1/33	$4,250	$5,278,585

		$5,278,585

Insured – Escrowed / Prerefunded — 5.0%
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/26	$3,915	$2,813,828
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/27	4,385	3,032,315
New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/30	16,945	10,478,449
New York Urban Development Corp., (FGIC), (NPFG), Prerefunded to 3/15/14, 5.25%, 3/15/34	1,000	1,073,520

		$17,398,112

Insured – General Obligations — 1.9%
Brentwood Union Free School District, (AGC), 4.75%, 11/15/21	$1,875	$2,275,706
Brentwood Union Free School District, (AGC), 4.75%, 11/15/22	2,700	3,244,941
Jamestown, (AMBAC), 7.10%, 3/15/13	675	694,258
Jamestown, (AMBAC), 7.10%, 3/15/14	515	559,810

		$6,774,715

Insured – Other Revenue — 2.4%
New York City Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/30	$10,225	$5,098,287
New York City Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/31	2,590	1,217,533
New York City Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/33	4,825	2,020,276

		$8,336,096

24	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 1.5%
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$6,750	$2,838,712
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	5,975	1,532,946
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	4,140	862,528

		$5,234,186

Insured – Transportation — 1.1%
Metropolitan Transportation Authority, (AGM), 4.00%, 11/15/30	$1,125	$1,208,869
Niagara Frontier Airport Authority, (Buffalo Niagara International Airport), (NPFG), (AMT), 5.625%, 4/1/29	2,695	2,725,723

		$3,934,592

Insured – Water and Sewer — 0.8%
Nassau County Industrial Development Agency, (New York Water Service Corp.), (AMBAC), (AMT), 5.00%, 12/1/35	$2,535	$2,623,902

		$2,623,902

Lease Revenue / Certificates of Participation — 3.8%
New York Urban Development Corp., 5.70%, 4/1/20	$10,940	$13,363,210

		$13,363,210

Other Revenue — 5.2%
Albany Industrial Development Agency, (Charitable Leadership Foundation), 5.75%, 7/1/26(2)	$1,976	$987,162
Brooklyn Arena Local Development Corp., (Barclays Center), 0.00%, 7/15/31	10,395	4,486,794
Brooklyn Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	1,260	1,469,891
New York City Cultural Resources Trust, (Museum of Modern Art), 5.00%, 4/1/31	1,710	1,987,499
New York City Transitional Finance Authority, (Building Aid), 5.25%, 1/15/39	1,000	1,131,560
New York City Transitional Finance Authority, (Building Aid), 6.00%, 7/15/33	1,960	2,343,768
New York Liberty Development Corp., (7 World Trade Center), 5.00%, 9/15/32	5,000	5,856,750

		$18,263,424

Senior Living / Life Care — 1.3%
Mount Vernon Industrial Development Agency, (Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	$800	$800,568

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
New York Dormitory Authority, (Miriam Osborn Memorial Home Association), 5.00%, 7/1/29	$720	$786,046
New York Dormitory Authority, (Miriam Osborn Memorial Home Association), 5.00%, 7/1/42	305	324,840
Suffolk County Economic Development Corp., (Peconic Landing at Southold, Inc.), 6.00%, 12/1/40	2,395	2,675,598

		$4,587,052

Special Tax Revenue — 6.1%
New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 5/1/36	$1,605	$1,821,836
New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 11/1/39	5,000	5,797,300
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/33	1,500	1,755,135
New York Dormitory Authority, Personal Income Tax Revenue, (University & College Improvements), 5.25%, 3/15/38	5,500	6,512,495
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	41,235	3,126,025
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,890	2,241,464

		$21,254,255

Transportation — 11.2%
Metropolitan Transportation Authority, 5.00%, 11/15/27	$3,195	$3,761,985
Metropolitan Transportation Authority, 5.00%, 11/15/37	2,710	2,942,355
Nassau County Bridge Authority, 5.00%, 10/1/40	1,915	2,120,441
New York Thruway Authority, 5.00%, 1/1/37	1,275	1,450,466
New York Thruway Authority, 5.00%, 1/1/42	1,385	1,566,144
Port Authority of New York and New Jersey, 5.00%, 11/15/37(1)	12,000	13,195,920
Port Authority of New York and New Jersey, 6.125%, 6/1/94	2,500	3,131,225
Triborough Bridge and Tunnel Authority, 5.25%, 11/15/34(1)	9,000	10,810,620

		$38,979,156

Water and Sewer — 2.5%
Dutchess County Water and Wastewater Authority, 0.00%, 10/1/31	$585	$314,315
Dutchess County Water and Wastewater Authority, 0.00%, 10/1/32	585	303,609
Dutchess County Water and Wastewater Authority, 0.00%, 10/1/33	335	167,215
Dutchess County Water and Wastewater Authority, 0.00%, 10/1/36	585	258,248
Dutchess County Water and Wastewater Authority, 0.00%, 10/1/37	585	247,771

25	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)
Dutchess County Water and Wastewater Authority, 0.00%, 10/1/38	$585	$237,574
Dutchess County Water and Wastewater Authority, 0.00%, 10/1/39	585	228,267
New York City Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/34	1,500	1,765,635
New York City Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40	1,000	1,178,090
New York City Municipal Water Finance Authority, (Water and Sewer System), 5.75%, 6/15/40(1)(3)	3,450	4,173,362

		$8,874,086

Total Tax-Exempt Investments — 105.5% (identified cost $325,624,070)		$368,990,144

Other Assets, Less Liabilities — (5.5)%		$(19,356,682)

Net Assets — 100.0%		$349,633,462

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2012, 16.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.3% to 6.1% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(2)	Defaulted bond.

(3)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $1,873,362.

26	See Notes to Financial Statements.

Eaton Vance

Ohio Municipal Income Fund

September 30, 2012

Portfolio of Investments

Tax-Exempt Investments — 101.5%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 6.0%
Cleveland-Cuyahoga County Port Authority, (Columbia National Group, Inc.), (AMT), 5.00%, 5/15/20	$515	$523,075
Cleveland-Cuyahoga County Port Authority, (Fairmount Montessori Association), 5.125%, 5/15/25	610	620,931
Ohio Economic Development Commission, (Ohio Enterprise Bond Fund), (AMT), 4.85%, 6/1/25	1,440	1,514,678
Ohio Water Development Authority, Water Pollution Control Loan Fund, (Water Quality), 5.00%, 12/1/28	750	916,553
Ohio Water Development Authority, Water Pollution Control Loan Fund, (Water Quality), 5.00%, 6/1/30	750	897,570
Ohio Water Development Authority, Water Pollution Control Loan Fund, (Water Quality), 5.25%, 6/1/20	1,000	1,279,470
Rickenbacker Port Authority, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	5,955	7,499,846

		$13,252,123

Education — 5.9%
Cuyahoga Community College District, 5.25%, 2/1/29	$2,500	$2,937,350
Ohio Higher Educational Facility Commission, (Case Western Reserve University), 5.00%, 12/1/33	5,000	5,616,250
Ohio Higher Educational Facility Commission, (Case Western Reserve University), 6.50%, 10/1/20	550	678,420
Ohio State University, 5.00%, 12/1/29	1,105	1,456,887
University of Cincinnati, 5.00%, 6/1/28	1,000	1,201,530
Wright State University, 5.00%, 5/1/31	1,000	1,132,240

		$13,022,677

Electric Utilities — 2.2%
American Municipal Power, Inc., (AMP Fremont Energy Center), 5.00%, 2/15/32	$1,530	$1,741,629
Clyde, Electric System Revenue, (AMT), 6.00%, 11/15/14	795	796,463
Puerto Rico Electric Power Authority, 5.00%, 7/1/37	2,290	2,293,183

		$4,831,275

Escrowed / Prerefunded — 1.0%
Ohio Water Development Authority, (Fresh Water Improvement), Prerefunded to 6/1/14, 5.00%, 12/1/28	$2,000	$2,157,000

		$2,157,000

General Obligations — 3.6%
Butler County, Special Tax Assessment, 5.50%, 12/1/28	$1,000	$1,214,310
Dayton, 4.00%, 12/1/30(1)	1,535	1,629,111
Highland Local School District, 5.50%, 12/1/36	1,000	1,186,800

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Ohio, 4.50%, 2/1/32	$1,300	$1,467,102
South-Western City School District, 4.50%, 12/1/31	1,000	1,117,540
Warren City School District, 4.00%, 12/1/30	1,385	1,465,967

		$8,080,830

Hospital — 7.7%
Akron, Bath and Copley Joint Township Hospital District, (Children’s Hospital Medical Center of Akron), 5.00%, 11/15/32	$2,500	$2,783,700
Butler County, (Kettering Health Network Obligated Group), 5.25%, 4/1/31	2,500	2,791,275
Franklin County, (Nationwide Children’s Hospital), 5.00%, 11/1/34	950	1,047,242
Miami County, (Upper Valley Medical Center), 5.25%, 5/15/26	1,250	1,334,687
Montgomery County, (Catholic Health Initiatives), 5.50%, 5/1/34	1,000	1,141,100
Ohio Higher Educational Facility Commission, (Cleveland Clinic Health System), 5.25%, 1/1/33	4,880	5,403,966
Ohio Higher Educational Facility Commission, (Summa Health System), 5.75%, 11/15/40	2,365	2,670,392

		$17,172,362

Housing — 0.2%
Ohio Housing Finance Agency, (Residential Mortgage-Backed Securities), (FNMA), (GNMA), (AMT), 4.75%, 3/1/37	$430	$440,561

		$440,561

Industrial Development Revenue — 1.0%
Cleveland, (Continental Airlines), (AMT), 5.375%, 9/15/27	$2,300	$2,299,954

		$2,299,954

Insured – Education — 4.1%
Kent State University, (AGC), 5.00%, 5/1/29	$2,175	$2,495,682
Miami University, (AMBAC), 3.25%, 9/1/26	750	766,980
Ohio Higher Educational Facility Commission, (University of Dayton), (AMBAC), 5.00%, 12/1/30	2,770	2,971,684
University of Cincinnati, (NPFG), 5.00%, 6/1/34	2,700	2,968,488

		$9,202,834

Insured – Electric Utilities — 11.2%
American Municipal Power-Ohio, Inc., (Prairie State Energy Campus), (AGC), 5.25%, 2/15/33	$4,300	$4,805,594
Cleveland Public Power System, (NPFG), 0.00%, 11/15/27	2,540	1,353,261
Hamilton, Electric System Revenue, (AGM), 4.70%, 10/15/25	2,000	2,143,860

27	See Notes to Financial Statements.

Eaton Vance

Ohio Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities (continued)
Ohio Air Quality Development Authority, (Dayton Power & Light Co.), (BHAC), (FGIC), 4.80%, 1/1/34	$5,045	$5,242,058
Ohio Air Quality Development Authority, (Ohio Power), (AMBAC), 5.15%, 5/1/26	2,630	2,633,550
Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/26	3,000	1,792,770
Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/27	2,500	1,421,450
Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/28	4,750	2,569,512
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/34	1,625	1,735,484
Puerto Rico Electric Power Authority, (FGIC), (NPFG), 5.25%, 7/1/35	1,125	1,201,838

		$24,899,377

Insured – Escrowed / Prerefunded — 2.9%
Cincinnati City School District, (AGM), Prerefunded to 12/1/13, 5.00%, 12/1/31	$1,000	$1,055,140
Little Miami School District, (AGM), Prerefunded to 12/1/16, 5.00%, 12/1/34	1,500	1,781,685
Marysville Exempt Village School District, (School Facilities), (NPFG), Prerefunded to 6/1/15, 5.25%, 12/1/30	1,000	1,131,150
Ohio Higher Educational Facility Commission, (Xavier University), (AGC), Prerefunded to 5/1/16, 5.00%, 5/1/22	845	980,250
Ohio Higher Educational Facility Commission, (Xavier University), (AGC), Prerefunded to 5/1/16, 5.25%, 5/1/21	1,245	1,455,343

		$6,403,568

Insured – General Obligations — 31.0%
Brookfield Local School District, (AGM), 5.25%, 1/15/36	$1,300	$1,433,172
Canal Winchester Local School District, (NPFG), 0.00%, 12/1/32	2,500	1,116,650
Cincinnati City School District, (AGM), (FGIC), 5.25%, 12/1/29	2,500	3,390,025
Cincinnati City School District, (AGM), (FGIC), 5.25%, 12/1/29(2)	7,500	10,170,075
Cleveland, (AMBAC), 5.50%, 10/1/23	2,105	2,691,243
Fairview Park, (NPFG), 5.00%, 12/1/25	3,700	4,107,148
Hamilton City School District, (AGM), 5.00%, 12/1/18	770	894,093
Kettering City School District, (AGM), 5.25%, 12/1/31	9,705	12,297,885
Mason City School District, (AGM), 5.25%, 12/1/31	3,525	5,004,407
Olentangy Local School District, (AGM), 5.00%, 12/1/21	1,745	1,994,378
Olentangy Local School District, (AGM), 5.00%, 12/1/30	1,255	1,409,252
Painesville City School District, (NPFG), 5.00%, 12/1/24	1,620	1,747,915
Pickerington Local School District, (FGIC), (NPFG), 0.00%, 12/1/16	1,500	1,419,945

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
Springboro Community City School District, (AGM), 5.25%, 12/1/30	$5,000	$6,529,950
Springboro Community City School District, (AGM), 5.25%, 12/1/32	4,500	5,875,110
Westerville City School District, (XLCA), 5.00%, 12/1/27	6,705	8,631,883

		$68,713,131

Insured – Hospital — 4.1%
Butler County, (Cincinnati Children’s Hospital), (FGIC), (NPFG), 5.00%, 5/15/31	$3,350	$3,471,739
Franklin County, (Ohio Health Corp.), (NPFG), 5.00%, 5/15/33	1,270	1,286,066
Hamilton County, (Cincinnati Children’s Hospital), (FGIC), (NPFG), 5.00%, 5/15/32	815	832,555
Lorain County, (Catholic Healthcare Partners), (AGM), 17.943%, 2/1/29(3)(4)(5)	2,575	3,544,951

		$9,135,311

Insured – Special Tax Revenue — 1.5%
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/29	$4,760	$1,855,924
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	5,000	1,282,800
Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	540	112,504

		$3,251,228

Insured – Transportation — 7.5%
Cleveland, Airport System Revenue, (AGM), 5.00%, 1/1/30	$1,920	$2,156,467
Ohio Turnpike Commission, (FGIC), (NPFG), 5.50%, 2/15/24	7,000	9,023,630
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)(6)	5,000	5,468,550

		$16,648,647

Insured – Water and Sewer — 2.5%
Cleveland, Waterworks System, (NPFG), 5.00%, 1/1/37	$5,000	$5,536,950

		$5,536,950

Lease Revenue / Certificates of Participation — 1.5%
Franklin County Convention Facilities Authority, 5.00%, 12/1/27	$1,455	$1,718,370
Ohio Building Authority, 5.00%, 10/1/27	1,500	1,711,095

		$3,429,465

28	See Notes to Financial Statements.

Eaton Vance

Ohio Municipal Income Fund

September 30, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 2.9%
Riversouth Authority, (Lazarus Building Redevelopment), 5.75%, 12/1/27	$4,700	$4,819,662
Summit County Port Authority, 5.00%, 12/1/31	1,410	1,625,561

		$6,445,223

Special Tax Revenue — 1.2%
Green, Income Tax Revenue, (Community Learning Centers), 5.00%, 12/1/26	$570	$687,346
Green, Income Tax Revenue, (Community Learning Centers), 5.00%, 12/1/28	940	1,120,583
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	675	800,523

		$2,608,452

Water and Sewer — 3.5%
Cincinnati Water System Authority, 4.50%, 12/1/23(7)	$3,000	$3,288,930
Cincinnati Water System Authority, 5.00%, 12/1/32	3,820	4,415,003

		$7,703,933

Total Tax-Exempt Investments — 101.5% (identified cost $197,695,051)		$225,234,901

Other Assets, Less Liabilities — (1.5)%		$(3,358,607)

Net Assets — 100.0%		$221,876,294

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
CIFG	–	CIFG Assurance North America, Inc.
FGIC	–	Financial Guaranty Insurance Company
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
NPFG	–	National Public Finance Guaranty Corp.
XLCA	–	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2012, 63.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.3% to 26.5% of total investments.

(1)	When-issued security.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1I).

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At September 30, 2012, the aggregate value of these securities is $3,544,951 or 1.6% of the Fund’s net assets.

(4)

Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security held by the trust that issued the residual interest bond. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $7,725,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security held by the trust that issued the residual interest bond.

(5)	Security has been issued as a leveraged residual interest bond with a variable interest rate. The stated interest rate represents the rate in effect at September 30, 2012.

(6)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $2,968,550.

(7)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

29	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Statements of Assets and Liabilities

	September 30, 2012
Assets	California Fund	Massachusetts Fund	New York Fund	Ohio Fund
Investments —
Identified cost	$173,230,913	$172,794,688	$325,624,070	$197,695,051
Unrealized appreciation	22,984,042	26,238,708	43,366,074	27,539,850
Investments, at value	$196,214,955	$199,033,396	$368,990,144	$225,234,901
Cash	$2,742,432	$4,567,436	$10,806,919	$3,002,057
Restricted cash*	195,000	375,000	635,000	385,000
Interest receivable	2,164,037	2,359,867	4,825,551	2,893,540
Receivable for investments sold	—	1,814,050	345,863	40,000
Receivable for Fund shares sold	211,460	138,908	341,925	228,491
Receivable for variation margin on open financial futures contracts	4,375	14,000	23,998	12,878
Total assets	$201,532,259	$208,302,657	$385,969,400	$231,796,867
Liabilities
Payable for floating rate notes issued	$11,560,000	$18,650,000	$34,525,000	$7,500,000
Payable for investments purchased	—	—	679,349	—
Payable for when-issued securities	2,394,917	—	—	1,629,111
Payable for Fund shares redeemed	416,908	194,940	485,887	438,208
Distributions payable	159,155	137,438	226,946	126,847
Payable to affiliates:
Investment adviser fee	65,390	59,175	117,886	71,052
Distribution and service fees	42,599	42,294	86,253	51,793
Interest expense and fees payable	18,717	38,709	82,523	17,465
Accrued expenses	100,591	99,974	132,094	86,097
Total liabilities	$14,758,277	$19,222,530	$36,335,938	$9,920,573
Net Assets	$186,773,982	$189,080,127	$349,633,462	$221,876,294
Sources of Net Assets
Paid-in capital	$189,023,829	$200,407,067	$345,434,672	$223,734,798
Accumulated net realized loss	(25,552,711)	(38,123,612)	(39,607,774)	(29,295,442)
Accumulated undistributed (distributions in excess of) net investment income	370,459	517,044	370,341	(89,286)
Net unrealized appreciation	22,932,405	26,279,628	43,436,223	27,526,224
Net Assets	$186,773,982	$189,080,127	$349,633,462	$221,876,294
Class A Shares
Net Assets	$158,891,766	$148,671,070	$267,731,616	$187,540,411
Shares Outstanding	15,259,096	15,844,091	25,944,734	19,770,053
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.41	$9.38	$10.32	$9.49
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.93	$9.85	$10.83	$9.96
Class B Shares
Net Assets	$—	$—	$8,828,756	$—
Shares Outstanding	—	—	854,386	—
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$—	$—	$10.33	$—
Class C Shares
Net Assets	$12,571,847	$23,766,360	$46,914,415	$27,921,140
Shares Outstanding	1,305,610	2,531,666	4,544,042	2,945,256
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$9.63	$9.39	$10.32	$9.48
Class I Shares
Net Assets	$15,310,369	$16,642,697	$26,158,675	$6,414,743
Shares Outstanding	1,468,892	1,773,972	2,535,410	675,847
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.42	$9.38	$10.32	$9.49

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

30	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Statements of Operations

	Year Ended September 30, 2012
Investment Income	California Fund	Massachusetts Fund	New York Fund	Ohio Fund
Interest	$8,573,839	$9,466,789	$16,676,569	$9,960,575
Total investment income	$8,573,839	$9,466,789	$16,676,569	$9,960,575

Expenses
Investment adviser fee	$786,481	$776,954	$1,391,301	$838,257
Distribution and service fees
Class A	389,878	321,782	515,834	361,048
Class B	3,098	—	94,509	—
Class C	113,205	206,609	400,091	227,492
Trustees’ fees and expenses	7,547	8,526	13,613	8,818
Custodian fee	91,293	99,653	146,252	103,603
Transfer and dividend disbursing agent fees	59,262	64,236	134,544	79,708
Legal and accounting services	76,724	67,103	90,009	52,037
Printing and postage	11,132	12,789	23,467	16,036
Registration fees	2,289	7,002	2,947	1,717
Interest expense and fees	101,759	153,020	258,919	58,923
Miscellaneous	28,554	29,297	37,360	27,301
Total expenses	$1,671,222	$1,746,971	$3,108,846	$1,774,940
Deduct —
Reduction of custodian fee	$1,310	$2,981	$4,174	$1,243
Total expense reductions	$1,310	$2,981	$4,174	$1,243

Net expenses	$1,669,912	$1,743,990	$3,104,672	$1,773,697

Net investment income	$6,903,927	$7,722,799	$13,571,897	$8,186,878

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$2,773,868	$2,453,689	$229,084	$(449,485)
Financial futures contracts	(926,375)	(1,009,598)	(1,976,266)	(1,974,854)
Swap contracts	(161,578)	—	—	(133,292)
Net realized gain (loss)	$1,685,915	$1,444,091	$(1,747,182)	$(2,557,631)
Change in unrealized appreciation (depreciation) —
Investments	$12,659,322	$12,815,423	$24,955,632	$17,395,464
Financial futures contracts	207,032	144,228	354,246	496,624
Swap contracts	612,538	—	—	505,307
Net change in unrealized appreciation (depreciation)	$13,478,892	$12,959,651	$25,309,878	$18,397,395

Net realized and unrealized gain	$15,164,807	$14,403,742	$23,562,696	$15,839,764

Net increase in net assets from operations	$22,068,734	$22,126,541	$37,134,593	$24,026,642

31	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Statements of Changes in Net Assets

	Year Ended September 30, 2012
Increase (Decrease) in Net Assets	California Fund	Massachusetts Fund	New York Fund	Ohio Fund
From operations —
Net investment income	$6,903,927	$7,722,799	$13,571,897	$8,186,878
Net realized gain (loss) from investment transactions, financial futures contracts and swap contracts	1,685,915	1,444,091	(1,747,182)	(2,557,631)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	13,478,892	12,959,651	25,309,878	18,397,395
Net increase in net assets from operations	$22,068,734	$22,126,541	$37,134,593	$24,026,642
Distributions to shareholders —
From net investment income
Class A	$(6,045,403)	$(6,252,765)	$(10,859,033)	$(7,136,840)
Class B	(20,574)	—	(345,196)	—
Class C	(352,620)	(677,511)	(1,453,776)	(762,944)
Class I	(421,428)	(589,292)	(883,124)	(241,544)
Total distributions to shareholders	$(6,840,025)	$(7,519,568)	$(13,541,129)	$(8,141,328)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$8,333,973	$12,651,300	$20,595,838	$13,988,617
Class B	2,443	—	390,236	—
Class C	2,663,152	4,453,495	9,976,311	6,947,262
Class I	11,550,163	4,584,176	12,482,655	2,942,877
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,464,768	4,815,700	8,994,518	5,626,006
Class B	12,323	—	243,135	—
Class C	235,542	499,587	1,110,594	573,581
Class I	161,034	326,302	308,050	115,791
Cost of shares redeemed
Class A	(21,231,902)	(44,581,743)	(35,902,856)	(24,496,809)
Class B	(3,683)	—	(1,414,140)	—
Class C	(1,496,778)	(2,838,043)	(5,852,646)	(2,962,444)
Class I	(6,156,776)	(1,876,558)	(3,349,289)	(1,612,516)
Net asset value of shares exchanged
Class A	37,883	—	1,348,615	—
Class B	(37,883)	—	(1,348,615)	—
Net asset value of shares merged*
Class A	2,704,468	—	—	—
Class B	(2,704,468)	—	—	—
Net increase (decrease) in net assets from Fund share transactions	$(1,465,741)	$(21,965,784)	$7,582,406	$1,122,365

Net increase (decrease) in net assets	$13,762,968	$(7,358,811)	$31,175,870	$17,007,679

Net Assets
At beginning of year	$173,011,014	$196,438,938	$318,457,592	$204,868,615
At end of year	$186,773,982	$189,080,127	$349,633,462	$221,876,294

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$370,459	$517,044	$370,341	$(89,286)

*	At the close of business on December 9, 2011, Class B shares of California Fund were merged into Class A shares.

32	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2011
Increase (Decrease) in Net Assets	California Fund	Massachusetts Fund	New York Fund	Ohio Fund
From operations —
Net investment income	$8,661,875	$9,774,434	$15,663,451	$9,872,576
Net realized loss from investment transactions, financial futures contracts and swap contracts	(7,321,627)	(3,217,046)	(2,603,531)	(6,444,553)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(3,147,660)	(3,670,722)	(7,060,801)	(7,028,870)
Net increase (decrease) in net assets from operations	$(1,807,412)	$2,886,666	$5,999,119	$(3,600,847)
Distributions to shareholders —
From net investment income
Class A	$(7,461,119)	$(8,047,286)	$(12,840,981)	$(8,816,352)
Class B	(116,230)	—	(424,262)	—
Class C	(433,776)	(817,901)	(1,640,425)	(883,498)
Class I	(403,570)	(691,288)	(665,752)	(110,973)
Total distributions to shareholders	$(8,414,695)	$(9,556,475)	$(15,571,420)	$(9,810,823)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$7,675,164	$6,041,906	$15,774,919	$8,569,010
Class B	338,546	—	1,019,136	—
Class C	934,018	3,276,018	4,469,638	2,113,991
Class I	4,171,572	1,773,187	7,407,286	5,444,779
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,578,285	5,326,800	9,274,536	5,718,858
Class B	52,308	—	229,758	—
Class C	238,659	545,827	1,068,109	560,334
Class I	87,144	242,192	155,889	24,205
Cost of shares redeemed
Class A	(32,304,031)	(38,943,001)	(68,901,327)	(71,013,052)
Class B	(725,452)	—	(1,646,795)	—
Class C	(3,404,483)	(5,826,505)	(12,367,615)	(10,118,247)
Class I	(3,266,989)	(4,772,127)	(5,480,322)	(1,215,296)
Net asset value of shares exchanged
Class A	147,489	—	430,871	—
Class B	(147,489)	—	(430,871)	—
Net decrease in net assets from Fund share transactions	$(21,625,259)	$(32,335,703)	$(48,996,788)	$(59,915,418)

Net decrease in net assets	$(31,847,366)	$(39,005,512)	$(58,569,089)	$(73,327,088)

Net Assets
At beginning of year	$204,858,380	$235,444,450	$377,026,681	$278,195,703
At end of year	$173,011,014	$196,438,938	$318,457,592	$204,868,615

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$370,188	$517,045	$408,354	$(89,285)

33	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights

	California Fund — Class A
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.560	$10.000	$9.940	$9.170	$10.620

Income (Loss) From Operations
Net investment income(1)	$0.391	$0.457	$0.461	$0.454	$0.456
Net realized and unrealized gain (loss)	0.846	(0.454)	0.046	0.757	(1.411)

Total income (loss) from operations	$1.237	$0.003	$0.507	$1.211	$(0.955)

Less Distributions
From net investment income	$(0.387)	$(0.443)	$(0.447)	$(0.441)	$(0.450)
From net realized gain	—	—	—	—	(0.045)

Total distributions	$(0.387)	$(0.443)	$(0.447)	$(0.441)	$(0.495)

Net asset value — End of year	$10.410	$9.560	$10.000	$9.940	$9.170

Total Return(2)	13.17%	0.28%	5.36%	13.91%	(9.32)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$158,892	$151,148	$180,089	$206,762	$232,090
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.84%	0.87%	0.90%	0.91%	0.86%
Interest and fee expense(3)	0.06%	0.12%	0.10%	0.18%	0.30%
Total expenses before custodian fee reduction	0.90%	0.99%	1.00%	1.09%	1.16%
Expenses after custodian fee reduction excluding interest and fees	0.84%	0.87%	0.90%	0.91%	0.84%
Net investment income	3.91%	4.92%	4.76%	5.14%	4.47%
Portfolio Turnover	23%	37%	17%	21%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

34	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	California Fund — Class C
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.840	$9.250	$9.190	$8.480	$9.810

Income (Loss) From Operations
Net investment income(1)	$0.292	$0.358	$0.359	$0.359	$0.351
Net realized and unrealized gain (loss)	0.787	(0.423)	0.050	0.696	(1.295)

Total income (loss) from operations	$1.079	$(0.065)	$0.409	$1.055	$(0.944)

Less Distributions
From net investment income	$(0.289)	$(0.345)	$(0.349)	$(0.345)	$(0.341)
From net realized gain	—	—	—	—	(0.045)

Total distributions	$(0.289)	$(0.345)	$(0.349)	$(0.345)	$(0.386)

Net asset value — End of year	$9.630	$8.840	$9.250	$9.190	$8.480

Total Return(2)	12.38%	(0.50)%	4.65%	13.01%	(9.91)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,572	$10,211	$13,109	$12,903	$15,667
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.59%	1.62%	1.65%	1.66%	1.61%
Interest and fee expense(3)	0.06%	0.12%	0.10%	0.18%	0.30%
Total expenses before custodian fee reduction	1.65%	1.74%	1.75%	1.84%	1.91%
Expenses after custodian fee reduction excluding interest and fees	1.59%	1.62%	1.65%	1.66%	1.59%
Net investment income	3.15%	4.18%	4.00%	4.40%	3.73%
Portfolio Turnover	23%	37%	17%	21%	22%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

35	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	California Fund — Class I
	Year Ended September 30,				Period Ended September 30, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$9.560	$10.010	$9.950	$9.170	$9.530

Income (Loss) From Operations
Net investment income(2)	$0.413	$0.479	$0.486	$0.481	$0.277
Net realized and unrealized gain (loss)	0.860	(0.463)	0.045	0.763	(0.362)

Total income (loss) from operations	$1.273	$0.016	$0.531	$1.244	$(0.085)

Less Distributions
From net investment income	$(0.413)	$(0.466)	$(0.471)	$(0.464)	$(0.275)

Total distributions	$(0.413)	$(0.466)	$(0.471)	$(0.464)	$(0.275)

Net asset value — End of period	$10.420	$9.560	$10.010	$9.950	$9.170

Total Return(3)	13.56%	0.43%	5.61%	14.31%	(1.08	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,310	$8,938	$8,286	$2,653	$110
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.59%	0.62%	0.65%	0.66%	0.63	%(5)
Interest and fee expense(6)	0.06%	0.12%	0.10%	0.18%	0.30	%(5)
Total expenses before custodian fee reduction	0.65%	0.74%	0.75%	0.84%	0.93	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.59%	0.62%	0.65%	0.66%	0.60	%(5)
Net investment income	4.12%	5.15%	5.01%	5.35%	4.79	%(5)
Portfolio Turnover	23%	37%	17%	21%	22	%(7)

(1)	For the period from the start of business, March 3, 2008, to September 30, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	For the year ended September 30, 2008.

36	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	Massachusetts Fund — Class A
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.700	$8.870	$8.840	$8.050	$9.490

Income (Loss) From Operations
Net investment income(1)	$0.360	$0.410	$0.420	$0.434	$0.428
Net realized and unrealized gain (loss)	0.670	(0.179)	0.022	0.774	(1.459)

Total income (loss) from operations	$1.030	$0.231	$0.442	$1.208	$(1.031)

Less Distributions
From net investment income	$(0.350)	$(0.401)	$(0.412)	$(0.418)	$(0.409)

Total distributions	$(0.350)	$(0.401)	$(0.412)	$(0.418)	$(0.409)

Net asset value — End of year	$9.380	$8.700	$8.870	$8.840	$8.050

Total Return(2)	12.05%	2.92%	5.26%	15.84%	(11.19)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$148,671	$163,879	$196,939	$206,922	$211,228
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.74%	0.77%	0.81%	0.83%	0.78%
Interest and fee expense(3)	0.08%	0.09%	0.10%	0.21%	0.25%
Total expenses before custodian fee reduction	0.82%	0.86%	0.91%	1.04%	1.03%
Expenses after custodian fee reduction excluding interest and fees	0.74%	0.77%	0.81%	0.83%	0.77%
Net investment income	3.99%	4.93%	4.87%	5.59%	4.73%
Portfolio Turnover	22%	19%	12%	21%	31%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

37	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	Massachusetts Fund — Class C
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.710	$8.880	$8.850	$8.050	$9.500

Income (Loss) From Operations
Net investment income(1)	$0.291	$0.348	$0.354	$0.376	$0.361
Net realized and unrealized gain (loss)	0.671	(0.180)	0.026	0.783	(1.473)

Total income (loss) from operations	$0.962	$0.168	$0.380	$1.159	$(1.112)

Less Distributions
From net investment income	$(0.282)	$(0.338)	$(0.350)	$(0.359)	$(0.338)

Total distributions	$(0.282)	$(0.338)	$(0.350)	$(0.359)	$(0.338)

Net asset value — End of year	$9.390	$8.710	$8.880	$8.850	$8.050

Total Return(2)	11.21%	2.16%	4.50%	15.10%	(11.99)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,766	$20,018	$22,718	$18,702	$17,704
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.49%	1.52%	1.55%	1.58%	1.54%
Interest and fee expense(3)	0.08%	0.09%	0.10%	0.21%	0.25%
Total expenses before custodian fee reduction	1.57%	1.61%	1.65%	1.79%	1.79%
Expenses after custodian fee reduction excluding interest and fees	1.49%	1.52%	1.55%	1.58%	1.52%
Net investment income	3.22%	4.18%	4.10%	4.83%	3.99%
Portfolio Turnover	22%	19%	12%	21%	31%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

38	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	Massachusetts Fund — Class I
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.700	$8.870	$8.840	$8.050	$9.490

Income (Loss) From Operations
Net investment income(1)	$0.377	$0.428	$0.436	$0.450	$0.446
Net realized and unrealized gain (loss)	0.671	(0.181)	0.023	0.774	(1.458)

Total income (loss) from operations	$1.048	$0.247	$0.459	$1.224	$(1.012)

Less Distributions
From net investment income	$(0.368)	$(0.417)	$(0.429)	$(0.434)	$(0.428)

Total distributions	$(0.368)	$(0.417)	$(0.429)	$(0.434)	$(0.428)

Net asset value — End of year	$9.380	$8.700	$8.870	$8.840	$8.050

Total Return(2)	12.28%	3.13%	5.46%	16.08%	(11.00)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,643	$12,542	$15,788	$10,926	$13,042
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.54%	0.57%	0.60%	0.63%	0.58%
Interest and fee expense(3)	0.08%	0.09%	0.10%	0.21%	0.25%
Total expenses before custodian fee reduction	0.62%	0.66%	0.70%	0.84%	0.83%
Expenses after custodian fee reduction excluding interest and fees	0.54%	0.57%	0.60%	0.63%	0.57%
Net investment income	4.16%	5.15%	5.06%	5.80%	4.93%
Portfolio Turnover	22%	19%	12%	21%	31%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

39	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	New York Fund — Class A
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.610	$9.790	$9.710	$8.850	$10.400

Income (Loss) From Operations
Net investment income(1)	$0.420	$0.457	$0.453	$0.459	$0.471
Net realized and unrealized gain (loss)	0.709	(0.184)	0.077	0.857	(1.563)

Total income (loss) from operations	$1.129	$0.273	$0.530	$1.316	$(1.092)

Less Distributions
From net investment income	$(0.419)	$(0.453)	$(0.450)	$(0.456)	$(0.458)

Total distributions	$(0.419)	$(0.453)	$(0.450)	$(0.456)	$(0.458)

Net asset value — End of year	$10.320	$9.610	$9.790	$9.710	$8.850

Total Return(2)	11.98%	3.10%	5.70%	15.77%	(10.86)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$267,732	$254,304	$305,437	$332,257	$319,101
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%	0.79%	0.79%	0.83%	0.78%
Interest and fee expense(3)	0.08%	0.10%	0.09%	0.19%	0.38%
Total expenses before custodian fee reduction	0.84%	0.89%	0.88%	1.02%	1.16%
Expenses after custodian fee reduction excluding interest and fees	0.76%	0.79%	0.79%	0.83%	0.77%
Net investment income	4.22%	4.95%	4.75%	5.42%	4.71%
Portfolio Turnover	13%	6%	14%	44%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

40	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	New York Fund — Class B
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.620	$9.800	$9.730	$8.870	$10.420

Income (Loss) From Operations
Net investment income(1)	$0.347	$0.387	$0.381	$0.396	$0.397
Net realized and unrealized gain (loss)	0.708	(0.182)	0.072	0.856	(1.566)

Total income (loss) from operations	$1.055	$0.205	$0.453	$1.252	$(1.169)

Less Distributions
From net investment income	$(0.345)	$(0.385)	$(0.383)	$(0.392)	$(0.381)

Total distributions	$(0.345)	$(0.385)	$(0.383)	$(0.392)	$(0.381)

Net asset value — End of year	$10.330	$9.620	$9.800	$9.730	$8.870

Total Return(2)	11.14%	2.34%	4.84%	14.87%	(11.53)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,829	$10,240	$11,328	$11,064	$10,552
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%	1.54%	1.54%	1.58%	1.53%
Interest and fee expense(3)	0.08%	0.10%	0.09%	0.19%	0.38%
Total expenses before custodian fee reduction	1.59%	1.64%	1.63%	1.77%	1.91%
Expenses after custodian fee reduction excluding interest and fees	1.51%	1.54%	1.54%	1.58%	1.52%
Net investment income	3.48%	4.19%	3.99%	4.68%	3.96%
Portfolio Turnover	13%	6%	14%	44%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

41	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	New York Fund — Class C
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.610	$9.790	$9.720	$8.860	$10.400

Income (Loss) From Operations
Net investment income(1)	$0.345	$0.387	$0.381	$0.395	$0.396
Net realized and unrealized gain (loss)	0.710	(0.183)	0.072	0.857	(1.556)

Total income (loss) from operations	$1.055	$0.204	$0.453	$1.252	$(1.160)

Less Distributions
From net investment income	$(0.345)	$(0.384)	$(0.383)	$(0.392)	$(0.380)

Total distributions	$(0.345)	$(0.384)	$(0.383)	$(0.392)	$(0.380)

Net asset value — End of year	$10.320	$9.610	$9.790	$9.720	$8.860

Total Return(2)	11.15%	2.33%	4.84%	14.88%	(11.46)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,914	$38,670	$46,852	$43,214	$32,684
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.54%	1.54%	1.58%	1.53%
Interest and fee expense(3)	0.08%	0.10%	0.09%	0.19%	0.38%
Total expenses before custodian fee reduction	1.58%	1.64%	1.63%	1.77%	1.91%
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.54%	1.54%	1.58%	1.52%
Net investment income	3.46%	4.19%	3.99%	4.65%	3.97%
Portfolio Turnover	13%	6%	14%	44%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

42	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	New York Fund — Class I
	Year Ended September 30,				Period Ended September 30, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$9.610	$9.780	$9.710	$8.850	$9.340

Income (Loss) From Operations
Net investment income(2)	$0.439	$0.474	$0.473	$0.481	$0.290
Net realized and unrealized gain (loss)	0.710	(0.172)	0.065	0.852	(0.504)

Total income (loss) from operations	$1.149	$0.302	$0.538	$1.333	$(0.214)

Less Distributions
From net investment income	$(0.439)	$(0.472)	$(0.468)	$(0.473)	$(0.276)

Total distributions	$(0.439)	$(0.472)	$(0.468)	$(0.473)	$(0.276)

Net asset value — End of period	$10.320	$9.610	$9.780	$9.710	$8.850

Total Return(3)	12.20%	3.41%	5.78%	16.00%	(2.51	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,159	$15,243	$13,409	$1,672	$227
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.55%	0.59%	0.59%	0.63%	0.61	%(5)
Interest and fee expense(6)	0.08%	0.10%	0.09%	0.19%	0.38	%(5)
Total expenses before custodian fee reduction	0.63%	0.69%	0.68%	0.82%	0.99	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.55%	0.59%	0.59%	0.63%	0.58	%(5)
Net investment income	4.40%	5.13%	4.95%	5.61%	5.09	%(5)
Portfolio Turnover	13%	6%	14%	44%	45	%(7)

(1)	For the period from the start of business, March 3, 2008, to September 30, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	For the year ended September 30, 2008.

43	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	Ohio Fund — Class A
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.790	$9.140	$9.150	$8.140	$9.240

Income (Loss) From Operations
Net investment income(1)	$0.364	$0.383	$0.378	$0.381	$0.384
Net realized and unrealized gain (loss)	0.698	(0.353)	(0.013)	1.008	(1.108)

Total income (loss) from operations	$1.062	$0.030	$0.365	$1.389	$(0.724)

Less Distributions
From net investment income	$(0.362)	$(0.380)	$(0.375)	$(0.379)	$(0.376)

Total distributions	$(0.362)	$(0.380)	$(0.375)	$(0.379)	$(0.376)

Net asset value — End of year	$9.490	$8.790	$9.140	$9.150	$8.140

Total Return(2)	12.29%	0.54%	4.17%	17.71%	(8.09)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$187,540	$178,802	$247,554	$267,068	$251,447
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.73%	0.76%	0.76%	0.80%	0.77%
Interest and fee expense(3)	0.03%	0.03%	0.02%	0.08%	0.20%
Total expenses before custodian fee reduction	0.76%	0.79%	0.78%	0.88%	0.97%
Expenses after custodian fee reduction excluding interest and fees	0.73%	0.76%	0.76%	0.80%	0.75%
Net investment income	3.97%	4.48%	4.23%	4.66%	4.28%
Portfolio Turnover	9%	6%	6%	10%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

44	See Notes to Financial Statements.
Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	Ohio Fund — Class C
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.790	$9.140	$9.150	$8.130	$9.240

Income (Loss) From Operations
Net investment income(1)	$0.293	$0.319	$0.311	$0.320	$0.316
Net realized and unrealized gain (loss)	0.690	(0.353)	(0.011)	1.017	(1.118)

Total income (loss) from operations	$0.983	$(0.034)	$0.300	$1.337	$(0.802)

Less Distributions
From net investment income	$(0.293)	$(0.316)	$(0.310)	$(0.317)	$(0.308)

Total distributions	$(0.293)	$(0.316)	$(0.310)	$(0.317)	$(0.308)

Net asset value — End of year	$9.480	$8.790	$9.140	$9.150	$8.130

Total Return(2)	11.34%	(0.21)%	3.42%	16.98%	(8.91)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$27,921	$21,580	$30,641	$29,388	$30,157
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.48%	1.51%	1.51%	1.55%	1.52%
Interest and fee expense(3)	0.03%	0.03%	0.02%	0.08%	0.20%
Total expenses before custodian fee reduction	1.51%	1.54%	1.53%	1.63%	1.72%
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.51%	1.51%	1.55%	1.50%
Net investment income	3.20%	3.72%	3.47%	3.92%	3.53%
Portfolio Turnover	9%	6%	6%	10%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

45	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Financial Highlights — continued

	Ohio Fund — Class I
	Year Ended September 30,		Period Ended September 30, 2010(1)
	2012	2011
Net asset value — Beginning of period	$8.800	$9.140	$8.960

Income (Loss) From Operations
Net investment income(2)	$0.382	$0.400	$0.061
Net realized and unrealized gain (loss)	0.688	(0.343)	0.180

Total income from operations	$1.070	$0.057	$0.241

Less Distributions
From net investment income	$(0.380)	$(0.397)	$(0.061)

Total distributions	$(0.380)	$(0.397)	$(0.061)

Net asset value — End of period	$9.490	$8.800	$9.140

Total Return(3)	12.39%	0.74%	2.81	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,415	$4,486	$1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.53%	0.56%	0.57	%(5)
Interest and fee expense(6)	0.03%	0.03%	0.02	%(5)
Total expenses(7)	0.56%	0.59%	0.59	%(5)
Net investment income	4.16%	4.66%	4.19	%(5)
Portfolio Turnover	9%	6%	6	%(8)

(1)	For the period from the commencement of operations on August 3, 2010 to September 30, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1I).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	For the year ended September 30, 2010.

46	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of twenty-two funds, four of which, each non-diversified, are included in these financial statements. They include Eaton Vance California Municipal Income Fund (California Fund), Eaton Vance Massachusetts Municipal Income Fund (Massachusetts Fund), Eaton Vance New York Municipal Income Fund (New York Fund), and Eaton Vance Ohio Municipal Income Fund (Ohio Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The California Fund, Massachusetts Fund and Ohio Fund offer three classes of shares and the New York Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. The California Fund previously offered Class B shares. Such offering was discontinued during the year ended September 30, 2012. At the close of business on December 9, 2011, the California Fund’s Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At September 30, 2012, the following Funds, for federal income tax purposes, had capital loss carryforwards and current year deferred capital losses which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The current year deferred capital losses are treated as arising on the first day of the Funds’ next taxable year

47

Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

and are treated as realized prior to the utilization of the capital loss carryforward. The amounts and expiration dates of the capital loss carryforwards and the amounts of the current year deferred capital losses are as follows:

Expiration Date	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

September 30, 2013	$—	$1,751,809	$—	$1,709,089
September 30, 2015	—	440,164	108,787	—
September 30, 2016	518,828	91,224	2,215,774	240,163
September 30, 2017	7,884,903	9,824,104	2,053,235	5,075,023
September 30, 2018	12,351,723	20,239,992	22,999,420	10,217,857
September 30, 2019	—	4,877,692	7,036,080	3,163,804

Total capital loss carryforward	$20,755,454	$37,224,985	$34,413,296	$20,405,936

Current year deferred capital losses	$5,584,892	$2,103,423	$4,868,960	$9,291,580

As of September 30, 2012, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rates notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value

48

Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

hierarchy (see Note 11) at September 30, 2012. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At September 30, 2012, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Floating Rate Notes Outstanding	$11,560,000	$18,650,000	$34,525,000	$7,500,000
Interest Rate or Range of Interest Rates (%)	0.18 - 0.21	0.19 - 0.25	0.19 - 0.25	0.19 - 0.25
Collateral for Floating Rate Notes Outstanding	$17,152,321	$32,243,908	$56,692,303	$15,638,625

For the year ended September 30, 2012, the Funds’ average Floating Rate Notes outstanding and the average interest rate including fees were as follows:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Average Floating Rate Notes Outstanding	$13,281,407	$18,650,000	$34,525,000	$7,500,000
Average Interest Rate	0.77%	0.82%	0.75%	0.79%

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2012.

The Funds may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K Interest Rate Swaps — Pursuant to interest rate swap agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

49

Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

2  Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2012 and September 30, 2011 was as follows:

	Year Ended September 30, 2012
	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Distributions declared from:
Tax-exempt income	$6,840,025	$7,510,796	$13,523,100	$8,122,933
Ordinary income	$—	$8,772	$18,029	$18,395

	Year Ended September 30, 2011
	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Distributions declared from:
Tax-exempt income	$8,411,403	$9,511,897	$15,550,340	$9,789,043
Ordinary income	$3,292	$44,578	$21,080	$21,780

During the year ended September 30, 2012, the following amounts were reclassified due to expired capital loss carryforwards and differences between book and tax accounting, primarily for accretion of market discount:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Change in:
Paid-in capital	$—	$(355,911)	$—	$—
Accumulated net realized loss	$63,631	$559,143	$68,781	$45,551
Accumulated undistributed (distributions in excess of) net investment income	$(63,631)	$(203,232)	$(68,781)	$(45,551)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of September 30, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Undistributed tax-exempt income	$529,614	$654,482	$635,301	$37,561
Capital loss carryforward and deferred capital losses	$(26,340,346)	$(39,328,408)	$(39,282,256)	$(29,697,516)
Net unrealized appreciation	$23,720,040	$27,484,424	$43,072,691	$27,928,298
Other temporary differences	$(159,155)	$(137,438)	$(226,946)	$(126,847)

50

Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to futures contracts, accretion of market discount, residual interest bonds, wash sales, defaulted bond interest and the timing of recognizing distributions to shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table (except for California Fund) and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20	2.00
$40 million up to $500 million	0.30	3.00

On average daily net assets of $500 million or more, the rates are reduced. For California Fund, the annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on average daily net assets of up to $500 million and at reduced rates on daily net assets of $500 million or more.

For the year ended September 30, 2012, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Investment Adviser Fee	$786,481	$776,954	$1,391,301	$838,257
Effective Annual Rate	0.44%	0.39%	0.42%	0.40%

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended September 30, 2012 were as follows:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

EVM’s Sub-Transfer Agent Fees	$4,500	$4,789	$9,645	$4,986
EVD’s Class A Sales Charges	$33,294	$31,130	$72,813	$56,757

Officers and Trustees of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets

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Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2012 for Class A shares amounted to the following:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Class A Distribution and Service Fees	$389,878	$321,782	$515,834	$361,048

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and/or Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during the year ended September 30, 2012 with respect to Class B of California Fund. For the year ended September 30, 2012, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% (0.36% (annualized) for Class B of California Fund) of the average daily net assets of each Fund’s Class B and/or Class C shares:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Class B Distribution Fees	$1,836	$—	$74,612	$—
Class C Distribution Fees	$84,904	$163,112	$315,861	$179,599

At September 30, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Class B	$—	$—	$152,000	$—
Class C	$1,207,000	$2,354,000	$3,736,000	$3,237,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended September 30, 2012 amounted to the following:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Class B Service Fees	$1,262	$—	$19,897	$—
Class C Service Fees	$28,301	$43,497	$84,230	$47,893

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its

52

Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended September 30, 2012, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Class A	$1,400	$24,400	$3,000	$—
Class B	$—	$—	$7,900	$—
Class C	$—	$400	$900	$1,400

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2012 were as follows:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Purchases	$44,141,745	$44,961,528	$49,081,119	$18,236,916
Sales	$52,946,156	$66,799,982	$46,038,057	$21,014,986

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

California Fund
	Year Ended September 30, 2012
	Class A	Class B(1)	Class C	Class I

Sales	833,713	277	286,102	1,130,355
Issued to shareholders electing to receive payments of distributions in Fund shares	444,868	1,402	25,370	15,955
Redemptions	(2,123,016)	(420)	(161,462)	(612,058)
Exchange from Class B shares	3,993	—	—	—
Exchange to Class A shares	—	(4,320)	—	—
Merger from Class B shares	281,223	—	—	—
Merger to Class A shares	—	(304,115)	—	—

Net increase (decrease)	(559,219)	(307,176)	150,010	534,252

	Year Ended September 30, 2011
	Class A	Class B	Class C	Class I

Sales	820,935	39,323	109,487	453,582
Issued to shareholders electing to receive payments of distributions in Fund shares	494,625	6,119	27,878	9,372
Redemptions	(3,515,241)	(86,140)	(398,823)	(355,880)
Exchange from Class B shares	15,755	—	—	—
Exchange to Class A shares	—	(17,037)	—	—

Net increase (decrease)	(2,183,926)	(57,735)	(261,458)	107,074

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Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

Massachusetts Fund
	Year Ended September 30, 2012
	Class A	Class B	Class C	Class I

Sales	1,389,113	—	492,217	505,266
Issued to shareholders electing to receive payments of distributions in Fund shares	531,751	—	55,054	35,832
Redemptions	(4,909,149)	—	(314,831)	(208,662)

Net increase (decrease)	(2,988,285)	—	232,440	332,436

	Year Ended September 30, 2011
	Class A	Class B	Class C	Class I

Sales	731,452	—	384,844	210,676
Issued to shareholders electing to receive payments of distributions in Fund shares	641,585	—	65,683	29,202
Redemptions	(4,735,172)	—	(710,219)	(577,960)

Net decrease	(3,362,135)	—	(259,692)	(338,082)

New York Fund
	Year Ended September 30, 2012
	Class A	Class B	Class C	Class I

Sales	2,055,901	39,672	999,883	1,253,318
Issued to shareholders electing to receive payments of distributions in Fund shares	900,722	24,350	111,087	30,710
Redemptions	(3,614,535)	(141,196)	(589,985)	(335,415)
Exchange from Class B shares	133,024	—	—	—
Exchange to Class A shares	—	(132,840)	—	—

Net increase (decrease)	(524,888)	(210,014)	520,985	948,613

	Year Ended September 30, 2011
	Class A	Class B	Class C	Class I

Sales	1,704,919	110,676	476,401	802,551
Issued to shareholders electing to receive payments of distributions in Fund shares	1,006,179	24,876	115,778	16,840
Redemptions	(7,501,895)	(180,340)	(1,354,312)	(603,005)
Exchange from Class B shares	46,915	—	—	—
Exchange to Class A shares	—	(46,855)	—	—

Net increase (decrease)	(4,743,882)	(91,643)	(762,133)	216,386

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Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

Ohio Fund
	Year Ended September 30, 2012
	Class A	Class B	Class C	Class I

Sales	1,517,767	—	754,145	329,994
Issued to shareholders electing to receive payments of distributions in Fund shares	611,907	—	62,298	12,544
Redemptions	(2,696,384)	—	(327,227)	(176,663)

Net increase (decrease)	(566,710)	—	489,216	165,875

	Year Ended September 30, 2011
	Class A	Class B	Class C	Class I

Sales	997,255	—	247,017	648,858
Issued to shareholders electing to receive payments of distributions in Fund shares	669,979	—	65,657	2,795
Redemptions	(8,408,446)	—	(1,209,942)	(141,793)

Net increase (decrease)	(6,741,212)	—	(897,268)	509,860

(1)	Offering of Class B shares of the California Fund was discontinued during the year ended September 30, 2012 (see Note 1).

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2012, as determined on a federal income tax basis, were as follows:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Aggregate cost	$160,934,915	$152,898,972	$291,392,453	$189,806,603

Gross unrealized appreciation	$24,564,055	$30,086,330	$48,130,406	$30,036,691
Gross unrealized depreciation	(844,015)	(2,601,906)	(5,057,715)	(2,108,393)

Net unrealized appreciation	$23,720,040	$27,484,424	$43,072,691	$27,928,298

9  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended September 30, 2012.

10  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

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Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at September 30, 2012 is as follows:

Futures Contracts
Fund	Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

California	12/12	80 U.S. 10-Year Treasury Note	Short	$(10,617,979)	$(10,678,750)	$(60,771)
	12/12	25 U.S. 30-Year Treasury Bond	Short	(3,743,509)	(3,734,375)	9,134
Massachusetts	12/12	112 U.S. 30-Year Treasury Bond	Short	$(16,770,920)	$(16,730,000)	$40,920
New York	12/12	192 U.S. 30-Year Treasury Bond	Short	$(28,750,149)	$(28,680,000)	$70,149
Ohio	12/12	103 U.S. 30-Year Treasury Bond	Short	$(15,371,999)	$(15,385,625)	$(13,626)

At September 30, 2012, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Funds entered into interest rate swap contracts. The Funds also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2012 were as follows:

	California Fund		Massachusetts Fund		New York Fund		Ohio Fund

Asset Derivative:
Futures Contracts	$9,134	(1)	$40,920	(1)	$70,149	(1)	$—

Total	$9,134		$40,920		$70,149		$—

Liability Derivative:
Futures Contracts	$(60,771	)(1)	$—		$—		$(13,626	)(1)

Total	$(60,771)		$—		$—		$(13,626)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2012 was as follows:

	California Fund		Massachusetts Fund		New York Fund		Ohio Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$(1,087,953	)(1)	$(1,009,598	)(1)	$(1,976,266	)(1)	$(2,108,146	)(1)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$819,570	(2)	$144,228	(2)	$354,246	(2)	$1,001,931	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts.

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Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

The average notional amounts of futures contracts and interest rate swaps outstanding during the year ended September 30, 2012, which are indicative of the volume of these derivative types, were approximately as follows:

	California Fund	Massachusetts Fund	New York Fund	Ohio Fund

Average Notional Amount:
Futures Contracts	$10,500,000	$9,500,000	$19,500,000	$14,308,000
Interest Rate Swaps	$401,000	$—	$—	$331,000

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2012, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

California Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$196,214,955	$—	$196,214,955

Total Investments	$—	$196,214,955	$—	$196,214,955

Futures Contracts	$9,134	$—	$—	$9,134

Total	$9,134	$196,214,955	$—	$196,224,089

Liability Description

Futures Contracts	$(60,771)	$—	$—	$(60,771)

Total	$(60,771)	$—	$—	$(60,771)

Massachusetts Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$199,033,396	$—	$199,033,396

Total Investments	$—	$199,033,396	$—	$199,033,396

Futures Contracts	$40,920	$—	$—	$40,920

Total	$40,920	$199,033,396	$—	$199,074,316

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Eaton Vance

Municipal Income Funds

September 30, 2012

Notes to Financial Statements — continued

New York Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$368,990,144	$—	$368,990,144

Total Investments	$—	$368,990,144	$—	$368,990,144

Futures Contracts	$70,149	$—	$—	$70,149

Total	$70,149	$368,990,144	$—	$369,060,293

Ohio Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$225,234,901	$—	$225,234,901

Total Investments	$—	$225,234,901	$—	$225,234,901

Liability Description

Futures Contracts	$(13,626)	$—	$—	$(13,626)

Total	$(13,626)	$—	$—	$(13,626)

The Funds held no investments or other financial instruments as of September 30, 2011 whose fair value was determined using Level 3 inputs. At September 30, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

58

Eaton Vance

Municipal Income Funds

September 30, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance California Municipal Income Fund, Eaton Vance Massachusetts Municipal Income Fund, Eaton Vance New York Municipal Income Fund and Eaton Vance Ohio Municipal Income Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance California Municipal Income Fund, Eaton Vance Massachusetts Municipal Income Fund, Eaton Vance New York Municipal Income Fund and Eaton Vance Ohio Municipal Income Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust), including the portfolios of investments, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance California Municipal Income Fund, Eaton Vance Massachusetts Municipal Income Fund, Eaton Vance New York Municipal Income Fund and Eaton Vance Ohio Municipal Income Fund as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2012

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Eaton Vance

Municipal Income Funds

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Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  The Funds designate the following percentages of dividends from net investment income as exempt-interest dividends:

California Municipal Income Fund	100.00%
Massachusetts Municipal Income Fund	99.88%
New York Municipal Income Fund	99.87%
Ohio Municipal Income Fund	99.77%

60

Eaton Vance

Municipal Income Funds

September 30, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2012, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2012, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

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Municipal Income Funds

September 30, 2012

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2012, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met ten, nineteen, seven, eight and fourteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreements of the following funds:

•	Eaton Vance California Municipal Income Fund

•	Eaton Vance Massachusetts Municipal Income Fund

•	Eaton Vance New York Municipal Income Fund

•	Eaton Vance Ohio Municipal Income Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal obligations. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

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Eaton Vance

Municipal Income Funds

September 30, 2012

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices, and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2011 for each Fund. The Board considered the impact of extraordinary market conditions in recent years on each Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s efforts to generate competitive levels of tax exempt current income over time through investments in higher quality municipal bonds with longer maturities. The Board noted that the Adviser had taken action to restructure each Fund’s portfolio as part of a long-term strategy for managing interest rate risk, consistent with each Fund’s objective of providing current income, and that performance had improved relative to peer funds over recent periods. The Board concluded that each Fund’s performance had been satisfactory on the basis of current income return, and that it was appropriate to continue to monitor the effectiveness of the actions taken by the Adviser to improve Fund performance on the basis of total return, which it noted had improved for periods ended as of December 31, 2011.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by each Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and each Fund’s total expense ratio for the year ended September 30, 2011, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, will allow each Fund to continue to benefit from economies of scale in the future.

63

Eaton Vance

Municipal Income Funds

September 30, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 186 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

64

Eaton Vance

Municipal Income Funds

September 30, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Thomas M. Metzold 1958	President	Since 2010	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

65

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

438-11/12	MUNISRC